                                                                    EXHIBIT 10.8

                     $30,000,000  REVOLVING CREDIT FACILITY



                                CREDIT AGREEMENT

                                  by and among

                               OPTION CARE, INC.
                               OPTION CARE, INC.
                         OPTION CARE ENTERPRISES, INC.
                     PHARMACARE OF SOUTHWEST FLORIDA, INC.
                        PHARMACY I. V. ASSOCIATES, INC.
                          HOME CARE OF COLUMBIA, INC.
                          YOUNG'S I. V. THERAPY, INC.
                  HOME INFUSION THERAPY OF BULLHEAD CITY, INC.
                     WHATCOM PHARMACEUTICAL SERVICES, INC.
                      CORDESYS HEALTHCARE MANAGEMENT, INC.
                       INFUSION THERAPY OF ONTARIO, INC.
                           OPTION CARE HOSPICE, INC.
                         OPTION CARE HOME HEALTH, INC.
                        MANAGEMENT BY INFORMATION, INC.
                         OPTION CARE  OF OKLAHOMA, INC.

                                      and

                             THE BANKS PARTY HERETO

                                      and

                    PNC BANK, NATIONAL ASSOCIATION, As Agent



                         Dated as of December 23, 1996

                               TABLE OF CONTENTS

SECTION                                                                                      PAGE
-------                                                                                      ----
1. CERTAIN DEFINITIONS......................................................................... 1

       1.1 Certain Definitions................................................................. 1

       1.2 Construction....................................................................... 17
               1.2.1 Number; Inclusion........................................................ 17
               1.2.2 Determination............................................................ 17
               1.2.3 Agent's Discretion and Consent........................................... 17
               1.2.4 Documents Taken as a Whole............................................... 17
               1.2.5 Headings................................................................. 17
               1.2.6 Implied References to this Agreement..................................... 18
               1.2.7 Persons.................................................................. 18
               1.2.8 Modifications to Documents............................................... 18

       1.3 Accounting Principles.............................................................. 18


2. REVOLVING CREDIT FACILITY.................................................................. 19

       2.1 Revolving Credit Commitments....................................................... 19

       2.2 Nature of Banks' Obligations with Respect to Revolving Credit Loans................ 19

       2.3 Commitment Fees.................................................................... 19

       2.4 Closing Fee........................................................................ 19

       2.5 Loan Requests...................................................................... 20

       2.6 Making Loans....................................................................... 20

       2.7 Revolving Credit Notes............................................................. 21

       2.8 Use of Proceeds.................................................................... 21

       2.9 Letter of Credit Subfacility....................................................... 21
               2.9.1 Issuance of Letters of Credit............................................ 21
               2.9.2 Letter of Credit Fees.................................................... 21
               2.9.3 Disbursements, Reimbursement............................................. 22
               2.9.4 Repayment of Participation Advances...................................... 23
               2.9.5 Documentation............................................................ 23
               2.9.6 Determinations to Honor Drawing Requests................................. 23
               2.9.7 Nature of Participation and Reimbursement Obligations.................... 24
               2.9.8 Indemnity................................................................ 25
               2.9.9 Liability for Acts and Omissions......................................... 25

       2.10 Extension by Banks of the Expiration Date......................................... 26
               2.10.1 Requests; Approval by All Banks......................................... 26
               2.10.2 Approval by Required Banks.............................................. 26

                               TABLE OF CONTENTS

SECTION                                                                                      PAGE
-------                                                                                      ----
3. INTEREST RATES............................................................................. 27

       3.1 Interest Rate Options.............................................................. 27
               3.1.1 Revolving Credit Interest Rate Options................................... 27
               3.1.2 Rate Quotations.......................................................... 27

       3.2 Interest Periods................................................................... 28
               3.2.1 Ending Date and Business Day............................................. 28
               3.2.2 Amount of Borrowing Tranche.............................................. 28
               3.2.3 Termination Before Expiration Date....................................... 28
               3.2.4 Renewals................................................................. 28

       3.3 Interest After Default............................................................. 28
               3.3.1 Letter of Credit Fees, Interest Rate..................................... 28
               3.3.2 Other Obligations........................................................ 29
               3.3.3 Acknowledgment........................................................... 29

       3.4 Euro-Rate Unascertainable.......................................................... 29
               3.4.1 Unascertainable.......................................................... 29
               3.4.2 Illegality; Increased Costs; Deposits Not Available...................... 29
               3.4.3 Agent's and Bank's Rights................................................ 30

       3.5 Selection of Interest Rate Options................................................. 30


4. PAYMENTS................................................................................... 30

       4.1 Payments........................................................................... 30

       4.2 Pro Rata Treatment of Banks........................................................ 31

       4.3 Interest Payment Dates............................................................. 31

       4.4 Prepayments........................................................................ 31
               4.4.1 Right to Prepay.......................................................... 31
               4.4.2 Mandatory Prepayment and Reduction of Revolving Credit Commitment........ 32
               4.4.3 Replacement of a Bank.................................................... 33
               4.4.4 Change of Lending Office................................................. 33

       4.5 Additional Compensation in Certain Circumstances................................... 34
               4.5.1 Increased Costs or Reduced Return Resulting From Taxes, Reserves, Capital
                         Adequacy Requirements, Expenses, Etc................................. 34
               4.5.2 Indemnity and Compensation............................................... 35
               4.5.3 Obligations Joint and Several............................................ 35


5. REPRESENTATIONS AND WARRANTIES............................................................. 35

       5.1 Representations and Warranties..................................................... 35
               5.1.1 Organization and Qualification........................................... 36
               5.1.2 Capitalization and Ownership............................................. 36

                               TABLE OF CONTENTS

SECTION                                                                                      PAGE
-------                                                                                      ----
               5.1.3 Subsidiaries............................................................. 36
               5.1.4 Power and Authority...................................................... 36
               5.1.5 Validity and Binding Effect.............................................. 37
               5.1.6 No Conflict.............................................................. 37
               5.1.7 Litigation............................................................... 37
               5.1.8 Title to Properties...................................................... 37
               5.1.9 Financial Statements..................................................... 38
               5.1.10 Use of Proceeds; Margin Stock........................................... 38
               5.1.11 Full Disclosure......................................................... 39
               5.1.12 Taxes................................................................... 39
               5.1.13 Consents and Approvals.................................................. 39
               5.1.14 No Event of Default; Compliance with Instruments........................ 39
               5.1.15 Patents, Trademarks, Copyrights, Licenses, Etc.......................... 40
               5.1.16 Security Interests...................................................... 40
               5.1.17 Status of the Pledged Collateral........................................ 40
               5.1.18 Insurance............................................................... 41
               5.1.19 Compliance with Laws.................................................... 41
               5.1.20 Material Contracts; Burdensome Restrictions............................. 41
               5.1.21 Investment Companies; Regulated Entities................................ 42
               5.1.22 Plans and Benefit Arrangements.......................................... 42
               5.1.23 Employment Matters...................................................... 43
               5.1.24 Environmental Matters................................................... 43
               5.1.25 Senior Debt Status...................................................... 44
               5.1.26 Medicare/Medicaid....................................................... 45
               5.1.27 Billing Investigation................................................... 45
               5.1.28 Franchise Agreements.................................................... 45

       5.2 Updates to Schedules............................................................... 45


6. CONDITIONS OF LENDING...................................................................... 45

       6.1 First Loans........................................................................ 46
               6.1.1 Officer's Certificate.................................................... 46
               6.1.2 Secretary's Certificate.................................................. 46
               6.1.3 Delivery of Loan Documents............................................... 47
               6.1.4 Opinion of Counsel....................................................... 47
               6.1.5 Legal Details............................................................ 47
               6.1.6 Payment of Fees.......................................................... 47
               6.1.7 Consents................................................................. 47
               6.1.8 Officer's Certificate Regarding MACs..................................... 47
               6.1.9 No Violation of Laws..................................................... 48
               6.1.10 No Actions or Proceedings............................................... 48
               6.1.11 Insurance Policies; Certificates of Insurance; Endorsements............. 48
               6.1.12 Landlord's Waiver....................................................... 48

                               TABLE OF CONTENTS

SECTION                                                                                      PAGE
-------                                                                                      ----
       6.2 Each Additional Loan............................................................... 48


7. COVENANTS.................................................................................. 49

       7.1 Affirmative Covenants.............................................................. 49
               7.1.1 Preservation of Existence, Etc........................................... 49
               7.1.2 Payment of Liabilities, Including Taxes, Etc............................. 49
               7.1.3 Maintenance of Insurance................................................. 50
               7.1.4 Maintenance of Properties and Leases..................................... 50
               7.1.5 Maintenance of Patents, Trademarks, Etc.................................. 51
               7.1.6 Visitation Rights........................................................ 51
               7.1.7 Keeping of Records and Books of Account.................................. 51
               7.1.8 Plans and Benefit Arrangements........................................... 51
               7.1.9 Compliance with Laws..................................................... 52
               7.1.10 Use of Proceeds......................................................... 52
               7.1.11 Further Assurances...................................................... 52
               7.1.12 Subordination of Intercompany Loans..................................... 53
               7.1.13 Interest Rate Protection................................................ 53
               7.1.14 Material Agreements..................................................... 53
               7.1.15 Licenses, Permits, etc.................................................. 53
               7.1.16 Franchise Agreements.................................................... 53
               7.1.17 Subsidiary Joinder...................................................... 53
               7.1.18 Notices to Payors....................................................... 54

       7.2 Negative Covenants................................................................. 54
               7.2.1 Indebtedness............................................................. 54
               7.2.2 Liens; Negative Pledge................................................... 55
               7.2.3 Guaranties............................................................... 55
               7.2.4 Loans and Investments.................................................... 55
               7.2.5 Dividends and Related Distributions...................................... 56
               7.2.6 Liquidations and Permitted Business Combinations......................... 56
               7.2.7 Dispositions of Assets or Subsidiaries................................... 58
               7.2.8 Affiliate Transactions................................................... 58
               7.2.9 Subsidiaries, Partnerships and Joint Ventures............................ 59
               7.2.10 Continuation of or Change in Business................................... 59
               7.2.11 Plans and Benefit Arrangements.......................................... 59
               7.2.12 Fiscal Year............................................................. 60
               7.2.13 Issuance of Stock....................................................... 60
               7.2.14 Changes in Organizational Documents..................................... 60
               7.2.15 Leases.................................................................. 61
               7.2.16 Maximum Leverage Ratio.................................................. 61
               7.2.17 Minimum Interest Coverage Ratio......................................... 61
               7.2.18 Minimum Net Worth....................................................... 61
               7.2.19 Minimum Capitalization.................................................. 61

SECTION                                                                                      PAGE
-------                                                                                      ----
       7.3 Reporting Requirements............................................................. 61
               7.3.1 Monthly Financial Statements............................................. 62
               7.3.2 Quarterly Financial Statements........................................... 62
               7.3.3 Annual Financial Statements.............................................. 62
               7.3.4 Certificate of Option Care, Inc.......................................... 62
               7.3.5 Notice of Default........................................................ 62
               7.3.6 Notice of Litigation..................................................... 63
               7.3.7 Certain Events........................................................... 63
               7.3.8 Budgets, Forecasts, Other Reports and Information........................ 63
               7.3.9 Notices Regarding Plans and Benefit Arrangements......................... 64


8. DEFAULT.................................................................................... 65

       8.1 Events of Default.................................................................. 65
               8.1.1 Payments Under Loan Documents............................................ 65
               8.1.2 Breach of Warranty....................................................... 66
               8.1.3 Breach of Negative Covenants or Visitation Rights........................ 66
               8.1.4 Breach of Other Covenants................................................ 66
               8.1.5 Defaults in Other Agreements or Indebtedness............................. 66
               8.1.6 Final Judgments or Orders................................................ 66
               8.1.7 Loan Document Unenforceable.............................................. 67
               8.1.8 Uninsured Losses; Proceedings Against Assets............................. 67
               8.1.9 Notice of Lien or Assessment............................................. 67
               8.1.10 Insolvency.............................................................. 67
               8.1.11 Events Relating to Plans and Benefit Arrangements....................... 67
               8.1.12 Cessation of Business................................................... 68
               8.1.13 Change of Control....................................................... 68
               8.1.14 Change of Management.................................................... 68
               8.1.15 Involuntary Proceedings................................................. 68
               8.1.16 Voluntary Proceedings................................................... 69

       8.2 Consequences of Event of Default................................................... 69
               8.2.1 Events of Default Other Than Bankruptcy, Insolvency or Reorganization
                         Proceedings.......................................................... 69
               8.2.2 Bankruptcy, Insolvency or Reorganization Proceedings69
               8.2.3 Set-off.................................................................. 70
               8.2.4 Suits, Actions, Proceedings.............................................. 70
               8.2.5 Application of Proceeds.................................................. 70
               8.2.6 Other Rights and Remedies................................................ 71

       8.3 Notice of Sale..................................................................... 71

       8.4 Receivables Account................................................................ 71

SECTION                                                                                      PAGE
-------                                                                                      ----
9. THE AGENT.................................................................................. 72

       9.1 Appointment........................................................................ 72

       9.2 Delegation of Duties............................................................... 72

       9.3 Nature of Duties; Independent Credit Investigation................................. 72

       9.4 Actions in Discretion of Agent; Instructions from the Banks........................ 73

       9.5 Reimbursement and Indemnification of Agent by the Borrower......................... 73

       9.6 Exculpatory Provisions; Limitation of Liability.................................... 74

       9.7 Reimbursement and Indemnification of Agent by Banks................................ 74

       9.8 Reliance by Agent.................................................................. 75

       9.9 Notice of Default.................................................................. 75

       9.10 Notices........................................................................... 75

       9.11 Banks in Their Individual Capacities.............................................. 76

       9.12 Holders of Notes.................................................................. 76

       9.13 Equalization of Banks............................................................. 76

       9.14 Successor Agent................................................................... 77

       9.15 Agent's Fee....................................................................... 77

       9.16 Availability of Funds............................................................. 77

       9.17 Calculations...................................................................... 78

       9.18 Beneficiaries..................................................................... 78


10. MISCELLANEOUS............................................................................. 78

       10.1 Modifications, Amendments or Waivers.............................................. 78
               10.1.1 Increase of Revolving Credit Commitment; Extension or Expiration Date... 78
               10.1.2 Extension of Payment; Reduction of Principal Interest or Fees;
                         Modification of Terms of Payment..................................... 79
               10.1.3 Release of Collateral or Guarantor...................................... 79
               10.1.4 Miscellaneous........................................................... 79

       10.2 No Implied Waivers; Cumulative Remedies; Writing Required......................... 79

       10.3 Reimbursement and Indemnification of Banks by the Borrower; Taxes................. 80

       10.4 Holidays.......................................................................... 80

       10.5 Funding by Branch, Subsidiary or Affiliate........................................ 81
               10.5.1 Notional Funding........................................................ 81

SECTION                                                                                      PAGE
-------                                                                                      ----
               10.5.2 Actual Funding.......................................................... 81

       10.6 Notices........................................................................... 81

       10.7 Severability...................................................................... 82

       10.8 Governing Law..................................................................... 82

       10.9 Prior Understanding............................................................... 82

       10.10 Duration; Survival............................................................... 82

       10.11 Successors and Assigns........................................................... 83

       10.12 Confidentiality.................................................................. 84

       10.13 Counterparts..................................................................... 84

       10.14 Agent's or Bank's Consent........................................................ 84

       10.15 Exceptions....................................................................... 85

       10.16 CONSENT TO FORUM; WAIVER OF JURY TRIAL........................................... 85

       10.17 Tax Withholding Clause........................................................... 85

       10.18 Joinder of Borrowers and Guarantors.............................................. 86

                        LIST OF SCHEDULES AND EXHIBITS

SCHEDULE
SCHEDULE 1.1(B)     -   REVOLVING CREDIT COMMITMENTS OF BANKS AND ADDRESSES
                        FOR NOTICES
SCHEDULE 1.1(P)     -   PERMITTED LIENS
SCHEDULE 5.1.1      -   QUALIFICATIONS TO DO BUSINESS
SCHEDULE 5.1.2      -   CAPITALIZATION
SCHEDULE 5.1.3      -   SUBSIDIARIES
SCHEDULE 5.1.8      -   OWNED AND LEASED REAL PROPERTY
SCHEDULE 5.1.13     -   CONSENTS AND APPROVALS
SCHEDULE 5.1.15     -   PATENTS, TRADEMARKS, COPYRIGHTS, LICENSES, ETC.
SCHEDULE 5.1.17     -   PARTNERSHIP AGREEMENTS; LLC AGREEMENTS
SCHEDULE 5.1.18     -   INSURANCE POLICIES
SCHEDULE 5.1.20     -   MATERIAL CONTRACTS
SCHEDULE 5.1.22     -   EMPLOYEE BENEFIT PLAN DISCLOSURES
SCHEDULE 5.1.24     -   ENVIRONMENTAL DISCLOSURES
SCHEDULE 7.2.1      -   PERMITTED INDEBTEDNESS

EXHIBITS

EXHIBIT 1.1(A)      -   ASSIGNMENT AND ASSUMPTION AGREEMENT
EXHIBIT 1.1(C)      -   COLLATERAL ASSIGNMENT
EXHIBIT 1.1(G)(1)   -   GUARANTOR JOINDER
EXHIBIT 1.1(G)(2)   -   GUARANTY AGREEMENT
EXHIBIT 1.1(I)(1)   -   INDEMNITY
EXHIBIT 1.1(I)(2)   -   INTERCOMPANY SUBORDINATION AGREEMENT
EXHIBIT 1.1(M)      -   MORTGAGE
EXHIBIT 1.1(P)(1)   -   PATENT, TRADEMARK AND COPYRIGHT ASSIGNMENT
EXHIBIT 1.1(P)(2)   -   PLEDGE AGREEMENT
EXHIBIT 1.1(R)      -   REVOLVING CREDIT NOTE
EXHIBIT 1.1(S)      -   SECURITY AGREEMENT
EXHIBIT 1.1(T)      -   TERM NOTE
EXHIBIT 2.5         -   LOAN REQUEST
EXHIBIT 6.1.4       -   OPINION OF COUNSEL
EXHIBIT 6.1.12      -   LANDLORD'S WAIVER
EXHIBIT 7.2.6       -   ACQUISITION COMPLIANCE CERTIFICATE
EXHIBIT 7.3.4       -   QUARTERLY COMPLIANCE CERTIFICATE
EXHIBIT             -   REIMBURSEMENT AGREEMENT

                               CREDIT AGREEMENT

          THIS CREDIT AGREEMENT is dated as of December __, 1996, and is made by and among OPTION CARE, INC., a Delaware corporation, ("Option Care, Inc."); OPTION CARE, INC., a California corporation; OPTION CARE ENTERPRISES, INC., a California corporation; PHARMACARE OF SOUTHWEST FLORIDA, INC., a Florida corporation; PHARMACY I. V. ASSOCIATES, INC., A Missouri corporation; HOME CARE OF COLUMBIA, INC., a Missouri corporation; YOUNG'S I. V. THERAPY, INC., a Pennsylvania corporation; HOME INFUSION THERAPY OF BULLHEAD CITY, INC., a Delaware corporation; WHATCOM PHARMACEUTICAL SERVICES, INC., a Washington corporation; CORDESYS HEALTHCARE MANAGEMENT, INC., a Delaware corporation; INFUSION THERAPY OF ONTARIO, INC., a California corporation; OPTION CARE HOSPICE, INC., a Missouri corporation; OPTION CARE HOME HEALTH, INC., an Ohio corporation; MANAGEMENT BY INFORMATION, INC., a Delaware corporation; and OPTION CARE OF OKLAHOMA, INC., a Delaware corporation, (collectively and jointly and severally, the "Borrowers"), each of the Guarantors (as hereinafter defined), the BANKS (as hereinafter defined), and PNC BANK, NATIONAL ASSOCIATION, in its capacity as agent for the Banks under this Agreement (hereinafter referred to in such capacity as the "Agent").

                                  WITNESSETH:

          WHEREAS, the Borrowers have requested the Banks to provide a revolving credit facility to the Borrowers in an aggregate principal amount not to exceed ($30,000,000); and

          WHEREAS, the revolving credit facility shall be used to finance the acquisition and facilities of home health care related businesses and for general corporate purposes; and

          WHEREAS, the Banks are willing to provide such credit upon the terms and conditions hereinafter set forth;

          NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:


                           1.    CERTAIN DEFINITIONS
                                 -------------------

          1.1  Certain Definitions.
               -------------------

          In addition to words and terms defined elsewhere in this Agreement, the following words and terms shall have the following meanings, respectively, unless the context hereof clearly requires otherwise:

          Affiliate as to any Person shall mean any other Person (i) which
          ---------
directly or indirectly controls, is controlled by, or is under common control with such Person, (ii) which beneficially owns or holds 5% or more of any class of the voting or other equity interests of such Person, or (iii) 5% or more of any class of voting interests or other equity interests of which is beneficially owned or held, directly or indirectly, by such Person. Control, as used in this definition, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, including the power to elect a majority of the directors or trustees of a corporation or trust, as the case may be.

          Agent shall mean PNC Bank, National Association, and its successors
          -----
and assigns.

          Agent's Fee shall have the meaning assigned to that term in Section
          -----------
9.15.

          Agent's Letter shall have the meaning assigned to that term in Section
          --------------
9.15.

          Agreement shall mean this Credit Agreement, as the same may be
          ---------
supplemented or amended from time to time, including all schedules and exhibits.

          Annual Statements shall have the meaning assigned to that term in
          -----------------
Section 5.1.9(i).

          Applicable Margin shall mean the percentage determined with reference
          -----------------
in any fiscal quarter to the Ratio of Total Funded Debt to Cash Flow From Operations from the prior fiscal quarter ending as set forth below:

                                    Base Rate                   Euro-Rate
Ratio                           Applicable Margin           Applicable Margin
-----                           -----------------           -----------------
Greater than 2:50:1             3/4%                        2 1/4%

Greater than 2:00:1 and         1/2%                        2%
less than or equal to
2:50:1

Greater than 1:50:1             1/4%                        1 3/4%
and less than or equal
to 2:00:1

Less than or equal to 1:50:1    0%                          1 1/2%

          Assignee Bank shall have the meaning assigned to such term in Section
          -------------
2.10.2.

          Assignment and Assumption Agreement shall mean an Assignment and
          -----------------------------------
Assumption Agreement by and among a Purchasing Bank, a Transferor Bank and the Agent, as Agent and on behalf of the remaining Banks, substantially in the form of Exhibit 1.1(A).
   --------------

          Authorized Officer shall mean those individuals, designated by written
          ------------------
notice to the Agent from the Borrowers, authorized to execute notices, reports and other documents on behalf of the Loan Parties required hereunder. The Borrowers may amend such list of individuals from time to time by giving written notice of such amendment to the Agent.

          Availability shall exist if, after giving effect to any Borrower's
          ------------
request for a Loan, the ratio of Consolidated Total Funded Debt to Consolidated Cash Flow From Operations for the previous rolling four quarter period adjusted
                                                                       --------
to include (i) debt incurred from the end of the most recent quarter, (ii) and, in the case of a Loan requested as part of the acquisition of a Permitted Business Combination, (a) debt to be incurred as part of a Permitted Business Combination, and (b) cash flow realized during the rolling twelve month period by the Person that is the object of the Permitted Business Combination shall not exceed 3.0:1; provided, however, that if a Borrower will own less than 100% of the ownership interest, the adjustments in subsection (ii) will be limited to a percentage equal to the percentage ownership interest of such Borrower in the Permitted Business Combination.

          Bank to be Replaced shall have the meaning assigned to such term in
          -------------------
Section 2.10.2.

          Banks shall mean the financial institutions named on Schedule 1.1(B)
          -----                                                ---------------
and their respective successors and assigns as permitted hereunder, each of which is referred to herein as a Bank.

          Base Rate shall mean the greater of (i) the interest rate per annum
          ---------
announced from time to time by the Agent at its Principal Office as its then prime rate, which rate may not be the lowest rate then being charged commercial borrowers by the Agent, or (ii) the Federal Funds Effective Rate plus 1/2% per annum.

          Base Rate Option shall mean the option of the Borrowers to have
          ----------------
Revolving Credit Loans bear interest at the rate and under the terms and conditions set forth in Section 3.1.1(i).

          Benefit Arrangement shall mean at any time an "employee benefit plan,"
          -------------------
within the meaning of Section 3(3) of ERISA, which is neither a Plan nor a Multiemployer Plan and which is maintained, sponsored or otherwise contributed to by any member of the ERISA Group.

          Borrower Joinder shall mean a joinder by a Person as a Borrower under
          ----------------
this Agreement and the other Loan Documents in the form of Exhibit 1.1(B)

          Borrowers shall have the meaning given in the recitals to this
          ---------
Agreement.

          Borrowing Date shall mean, with respect to any Loan, the date for the
          --------------
making thereof or the renewal or conversion thereof at or to the same or a different Interest Rate Option, which shall be a Business Day.

          Borrowing Tranche shall mean specified portions of Loans outstanding
          -----------------
as follows: (i) any Loans to which a Euro-Rate Option applies which become subject to the same Interest Rate Option under the same Loan Request by the Borrowers and which have the same Interest Period shall constitute one Borrowing Tranche, and (ii) all Loans to which a Base Rate Option applies shall constitute one Borrowing Tranche.

          Business Day shall mean any day other than a Saturday or Sunday or a
          ------------
legal holiday on which commercial banks are authorized or required to be closed for business in Pittsburgh, Pennsylvania and, if the applicable Business Day relates to any Loan to which the Euro-Rate Option applies, such day must also be a day on which dealings in dollar deposits are carried on in the London interbank market.

          Closing Date shall mean the Business Day on which the first Loan shall
          ------------
be made, which shall be December 18, 1996, or such other time and place as the parties agree.

          Closing Fee shall mean the fee referenced in Section 2.4.
          -----------

          Collateral shall mean the Pledged Collateral, the UCC Collateral and
          ----------
the Intellectual Property Collateral.

          Commitment Fee shall have the meaning assigned to that term in
          --------------
Section 2.3.

          Consideration shall mean with respect to any Permitted Acquisition,
          -------------
the aggregate of (i) the net present value paid by any of the Borrowers, directly or indirectly, to the seller in connection therewith, (ii) the Indebtedness incurred or assumed by any of the Borrowers, whether in favor of the seller or otherwise and whether fixed or contingent, (iii) any Guaranty given or incurred by any Borrower in connection therewith, (iv) 50% of the value of stock transferred, and (v) the net present value of any other consideration given or obligation incurred by any of the Borrowers in connection therewith.

          Consolidated Cash Flow From Operations shall mean the sum of net
          --------------------------------------
income, depreciation, amortization, other non-cash charges to net income, interest expense and tax expense (other than property taxes and local business taxes) minus non-cash credits to net income, all measured on a rolling four quarters basis in each case of the Borrowers and their Subsidiaries and consolidated in accordance with GAAP. The calculation of Consolidated Cash

Flow From Operations shall not include (i) items attributable to Persons not Borrowers or Guarantors and (ii) with respect to a Person that is not owned 100% by a Borrower or Guarantor, the percentage portion of any item that corresponds to the percentage portion of ownership and voting control that a Borrower or Subsidiary does not have.
                ----

          Consolidated Net Worth shall mean as of any date of determination
          ----------------------
total stockholders' equity of the Borrowers and their Subsidiaries as of such date determined and consolidated in accordance with GAAP.

          Consolidated Total Funded Debt shall mean all indebtedness for
          ------------------------------
borrowed money, both short and long term, including guarantees relating to borrowed money of third parties, reimbursement obligations under standby letters of credit and capitalized leases, consolidating joint obligations.

          Designated Officers shall mean the Chief Financial Officer,
          -------------------
Controller, Assistant Controller and Corporate Secretary, any one of whom can authorize a request for a Loan.

          Dollar, Dollars, U.S. Dollars and the symbol $ shall mean lawful money
          -----------------------------                -
of the United States of America.

          Drawing Date shall have the meaning assigned to that term in
          ------------
Section 29.3.2.

          Environmental Complaint shall mean any written complaint setting forth
          -----------------------
a cause of action for personal or property damage or natural resource damage or equitable relief, order, notice of violation, citation, request for information issued pursuant to any Environmental Laws by an Official Body, subpoena or other written notice of any type relating to, arising out of, or issued pursuant to, any of the Environmental Laws or any Environmental Conditions, as the case may be.

          Environmental Conditions shall mean any conditions of the environment,
          ------------------------
including the workplace, the ocean, natural resources (including flora or fauna), soil, surface water, groundwater, any actual or potential drinking water supply sources, substrata or the ambient air, relating to or arising out of, or caused by, the use, handling, storage, treatment, recycling, generation, transportation, release, spilling, leaking, pumping, emptying, discharging, injecting, escaping, leaching, disposal, dumping, threatened release or other management or mismanagement of Regulated Substances resulting from the use of, or operations on, any Property.

          Environmental Laws shall mean all federal, state, local and foreign
          ------------------
Laws and regulations, including permits, licenses, authorizations, bonds, orders, judgments, and consent decrees issued, or entered into, pursuant thereto, relating to pollution or protection of human health or the environment or employee safety in the workplace.

          ERISA shall mean the Employee Retirement Income Security Act of 1974,
          -----
as the same may be amended or supplemented from time to time, and any successor statute of similar import, and the rules and regulations thereunder, as from time to time in effect.

          ERISA Group shall mean, at any time, the Borrowers and all members of
          -----------
a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control and all other entities which, together with the Borrowers, are treated as a single employer under Section 414 of the Internal Revenue Code.

          Euro-Rate shall mean with respect to the Loans comprising any
          ---------
Borrowing Tranche to which the Euro-Rate Option applies for any Interest Period, the interest rate per annum determined by the Agent by dividing (the resulting quotient rounded upward to the nearest 1/100th of 1% per annum) (i) the rate of interest determined by the Agent in accordance with its usual procedures (which determination shall be conclusive and binding upon the Borrowers, absent manifest error on the part of the Agent) to be equal to the offered rates for deposits in Dollars for the applicable Euro-Rate Interest Period which appears on Page 3750 of the TELERATE rate reporting system or other similar system as of approximately 11:00 a.m. Greenwich Mean Time, two (2) Business Days prior to the first day of such Euro-Rate Interest Period for an amount comparable to such Loan and having a borrowing date and a maturity comparable to such Interest Period by (ii) a number equal to 1.00 minus the Euro-Rate Reserve Percentage. The Euro-Rate may also be expressed by the following formula:


Euro Rate =         Offered rate on TELERATE Page 3750
                    ----------------------------------
                    1.00 - Euro-Rate Reserve Percentage


If more than one offered rate appears on Page 3750 of the TELERATE reporting system or similar system, the rate will be the arithmetic mean of such offered rates. The Euro-Rate shall be adjusted with respect to any Euro-Rate Option outstanding on the effective date of any change in the Euro-Rate Reserve Percentage as of such effective date. The Agent shall give prompt notice to the Borrowers of the Euro-Rate as determined or adjusted in accordance herewith, which determination shall be conclusive absent manifest error.

          Euro-Rate Option shall mean the option of the Borrowers to have
          ----------------
Revolving Credit Loans bear interest at the rate and under the terms and conditions set forth in Section 3.1.1(ii).

          Euro-Rate Reserve Percentage shall mean the maximum percentage
          ----------------------------
(expressed as a decimal rounded upward to the nearest 1/100 of 1%) as determined by the Agent which is in effect during any relevant period, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the reserve requirements (including supplemental, marginal and emergency reserve requirements) with respect to eurocurrency funding (currently referred to as "Eurocurrency Liabilities") of a member bank in such System.

          Event of Default shall mean any of the events described in Section 8.1
          ----------------
and referred to therein as an "Event of Default."

          Expiration Date shall mean December 23, 1998; provided, however, that
          ---------------
the Expiration Date may be extended pursuant to Section 2.10.1.

          Extending Bank shall have the meaning assigned to such term in
          --------------
Section 2.10.2.

          Federal Funds Effective Rate for any day shall mean the rate per annum
          ----------------------------
(based on a year of 360 days and actual days elapsed and rounded upward to the nearest 1/100 of 1%) announced by the Federal Reserve Bank of New York (or any successor) on such day as being the weighted average of the rates on overnight federal funds transactions arranged by federal funds brokers on the previous trading day, as computed and announced by such Federal Reserve Bank (or any successor) in substantially the same manner as such Federal Reserve Bank computes and announces the weighted average it refers to as the "Federal Funds Effective Rate" as of the date of this Agreement; provided, if such Federal
                                                  --------
Reserve Bank (or its successor) does not announce such rate on any day, the "Federal Funds Effective Rate" for such day shall be the Federal Funds Effective Rate for the last day on which such rate was announced.

          Financial Projections shall have the meaning assigned to that term in
          ---------------------
Section 5.1.9(ii).

          GAAP shall mean generally accepted accounting principles as are in
          ----
effect from time to time, subject to the provisions of Section 1.3, and applied on a consistent basis both as to classification of items and amounts.

          Governmental Acts shall have the meaning assigned to that term in
          -----------------
Section 2.9.8.

          Guarantor shall mean each of the Borrowers and each other Person which
          ---------
joins this Agreement as a Guarantor after the date hereof pursuant to Section 10.18.

          Guarantor Joinder shall mean a joinder by a Person as a Guarantor
          -----------------
under this Agreement, the Guaranty Agreement and the other Loan Documents in the form of Exhibit 1.1(G)(1).
        ------------------

          Guaranty of any Person shall mean any obligation of such Person
          --------
guaranteeing or in effect guaranteeing any liability or obligation of any other Person in any manner, whether directly or indirectly, including any performance bond or other suretyship arrangement and any other form of assurance against loss, except endorsement of negotiable or other instruments for deposit or collection in the ordinary course of business and indemnities.

          Guaranty Agreement shall mean the Guaranty and Suretyship Agreement in
          ------------------
substantially the form of Exhibit 1.1(G)(2) executed and delivered by each of
                          -----------------
the Guarantors to the Agent for the benefit of the Banks.

          Historical Statements shall have the meaning assigned to that term in
          ---------------------
Section 5.1.9(i).

          Indebtedness shall mean, as to any Person at any time, any and all
          ------------
indebtedness, obligations or liabilities (whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, or joint or several) of such Person for or in respect of: (i) borrowed money, (ii) amounts raised under or liabilities in respect of any note purchase or acceptance credit facility, (iii) reimbursement obligations (contingent or otherwise) under any letter of credit, currency swap agreement, interest rate swap, cap, collar or floor agreement or other interest rate management device,
(iv) any other transaction (including forward sale or purchase agreements, capitalized leases and conditional sales agreements) having the commercial effect of a borrowing of money entered into by such Person to finance its operations or capital requirements (but not including trade payables and accrued expenses incurred in the ordinary course of business which are not represented by a promissory note or other evidence of indebtedness and which are not more than thirty (30) days past due), or (v) any Guaranty of Indebtedness for borrowed money.

          Ineligible Security shall mean any security which may not be
          -------------------
underwritten or dealt in by member banks of the Federal Reserve System under
Section 16 of the Banking Act of 1933 (12 U.S.C. Section 24, Seventh), as amended.

          Insolvency Proceeding shall mean, with respect to any Person, (a)
          ---------------------
case, action or proceeding with respect to such Person (i) before any court or any other Official Body under any bankruptcy, insolvency, reorganization or other similar Law now or hereafter in effect, or (ii) for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator (or similar official) of any Loan Party or otherwise relating to liquidation, dissolution, winding-up or relief of such Person, or (b) any general assignment for the benefit of creditors, composition, marshaling of assets for creditors, or other, similar arrangement in respect of such Person's creditors generally or any substantial portion of its creditors; undertaken under any Law.

          Intellectual Property Collateral shall mean all of the property
          --------------------------------
described in the Patent, Trademark and Copyright Assignment.

          Intercompany Subordination Agreement shall mean a Subordination
          ------------------------------------
Agreement among the Loan Parties in the form attached hereto as Exhibit
                                                                -------
1.1(I)(2).
---------

          Interest Period shall have the meaning assigned to such term in
          ---------------
Section 3.2.

          Interest Rate Option shall mean any Euro-Rate Option or Base Rate
          --------------------
Option.

          Interim Statements shall have the meaning assigned to that term in
          ------------------
Section 5.1.9(i).

          Internal Revenue Code shall mean the Internal Revenue Code of 1986, as
          ---------------------
the same may be amended or supplemented from time to time, and any successor statute of similar import, and the rules and regulations thereunder, as from time to time in effect.

          Labor Contracts shall mean all employment agreements, employment
          ---------------
contracts, collective bargaining agreements and other agreements among any Loan Party or Subsidiary of a Loan Party and its employees.

          Law shall mean any law (including common law), constitution, statute,
          ---
treaty, regulation, rule, ordinance, opinion, release, ruling, order, injunction, writ, decree or award of any Official Body.

          Letter of Credit shall have the meaning assigned to that
          ----------------
term in Section 2.9.1.

          Letter of Credit Borrowing shall mean an extension of credit resulting
          --------------------------
from a drawing under any Letter of Credit which shall not have been reimbursed on the date when made and shall not have been converted into a Revolving Credit Loan under Section 2.9.3.2.

          Letter of Credit Fee shall have the meaning assigned to that term in
          --------------------
Section 2.9.2.

          Letters of Credit Outstanding shall mean at any time the sum of (i)
          -----------------------------
the aggregate undrawn face amount of outstanding Letters of Credit and (ii) the aggregate amount of all unpaid and outstanding Reimbursement Obligations.

          Lien shall mean any mortgage, deed of trust, pledge, lien, security
          ----
interest, charge or other encumbrance or security arrangement of any nature whatsoever, whether voluntarily or involuntarily given, including any conditional sale or title retention arrangement, and any assignment, deposit arrangement or lease intended as, or having the effect of, security and any filed financing statement or other notice of any of the foregoing (whether or not a lien or other encumbrance is created or exists at the time of the filing).

          LLC Interests shall have the meaning given to such term in
          -------------
Section 5.1.3.

          Loan Documents shall mean this Agreement, the Agent's Letter, the
          --------------
Guaranty Agreement, the Intercompany Subordination Agreement, the Notes, the Patent, Trademark and Copyright Assignment, the Pledge Agreement, the Security Agreement, , and any other instruments, certificates or documents delivered or contemplated to be delivered hereunder or thereunder or in connection herewith or therewith, as the same may be supplemented or amended from time to time in accordance herewith or therewith, and Loan Document shall mean any of the Loan Documents.
    -------------

          Loan Parties shall mean the Borrowers and the Guarantors.
          ------------

          Loan Request shall mean a request for Revolving Credit Loans made in
          ------------
accordance with Section 2.5 or a request to select, convert to or renew a Euro-Rate Option in accordance with Section 4.2.

          Loans shall mean collectively and Loan shall mean separately all
          -----                             ----
Revolving Credit Loans and any Revolving Credit Loan.

          Material Adverse Change shall mean any set of circumstances or events
          -----------------------
which (a) has or could reasonably be expected to have any material adverse effect whatsoever upon the validity or enforceability of this Agreement or any other Loan Document, (b) is or could reasonably be expected to be material and adverse to the business, properties, assets, financial condition, results of operations of the Loan Parties taken as a whole, (c) impairs materially or could reasonably be expected to impair materially the ability of the Loan Parties taken as a whole to duly and punctually pay or perform their Indebtedness, or
(d) impairs materially or could reasonably be expected to impair materially the ability of the Agent or any of the Banks, to the extent permitted, to enforce their legal remedies pursuant to this Agreement or any other Loan Document.

          Material Agreements, shall mean franchise agreements, material supply
          -------------------
contracts, material managed care contracts, material licenses, material permits and acquisition agreements.

          Month, with respect to an Interest Period under the Euro-Rate Option,
          -----
shall mean the interval between the days in consecutive calendar months numerically corresponding to the first day of such Interest Period. If any Euro-Rate Interest Period begins on a day of a calendar month for which there is no numerically corresponding day in the month in which such Interest Period is to end, the final month of such Interest Period shall be deemed to end on the last Business Day of such final month.

          Multiemployer Plan shall mean any employee benefit plan which is a
          ------------------
"multiemployer plan" within the meaning of Section 4001(a)(3) of ERISA and to which any Borrower or any member of the ERISA Group is then making or accruing an obligation to make contributions or, within the preceding five Plan years, has made or had an obligation to make such contributions.

          Multiple Employer Plan shall mean a Plan which has two or more
          ----------------------
contributing sponsors (including any Borrower or any member of the ERISA Group) at least two of whom are not under common control, as such a plan is described in Sections 4063 and 4064 of ERISA.

          Notes shall mean separately all the Notes of the Borrowers in the form
          -----
of Exhibit 1.1(R) evidencing the Revolving Credit Loans together with all
   --------------
amendments, extensions, renewals, replacements, refinancings or refundings thereof in whole or in part.

          Notices shall have the meaning assigned to that term in Section 10.6.
          -------

          Obligation shall mean any obligation or liability of any of the Loan
          ----------
Parties to the Agent or any of the Banks, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, under or in connection with this Agreement, the Notes, the Letters of Credit, the Agent's Letter or any other Loan Document.

          Official Body shall mean any national, federal, state, local or other
          -------------
government or political subdivision or any agency, authority, bureau, central bank, commission, department or instrumentality of either, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

          Participation Advance shall mean, with respect to any Bank, such
          ---------------------
Bank's payment in respect of its participation in a Letter of Credit Borrowing according to its Ratable Share pursuant to Section 2.9.4.

          Partnership Interests shall have the meaning given to such term in
          ---------------------
Section 5.1.3.

          Patent, Trademark and Copyright Assignment shall mean the Patent,
          ------------------------------------------
Trademark and Copyright Collateral Assignment in substantially the form of
Exhibit 1.1(P)(1) executed and delivered by each of the Loan Parties to the
-----------------
Agent for the benefit of the Banks.

          PBGC shall mean the Pension Benefit Guaranty Corporation established
          ----
pursuant to Subtitle A of Title IV of ERISA or any successor.

          Permitted Business Combinations shall have the meaning assigned to
          -------------------------------
such term in Section 7.2.6.

          Permitted Investments shall mean:
          ---------------------

                    (i) direct obligations of the United States of America or any agency or instrumentality thereof or obligations backed by the full faith and credit of the United States of America maturing in twelve (12) months or less from the date of acquisition;

                    (ii) commercial paper maturing in 180 days or less rated not lower than A-1, by Standard & Poor's or P-1 by Moody's Investors Service, Inc. on the date of acquisition;

                    (iii) demand deposits, time deposits or certificates of deposit maturing within one year in commercial banks whose obligations are rated A-1, A or the equivalent or better by Standard & Poor's on the date of acquisition; and

                    (iv)   Investments shown on Schedule 1.1(P).

          Permitted Liens shall mean:
          ---------------

                    (i) Liens, security interests and mortgages in favor of the Agent for the benefit of the Banks party to this Agreement;

                    (ii) Liens for taxes, assessments, or similar charges, incurred in the ordinary course of business and which are not yet due and payable;

                    (iii) Pledges or deposits made in the ordinary course of business to secure payment of workmen's compensation, or to participate in any fund in connection with workmen's compensation, unemployment insurance, old-age pensions or other social security programs;

                    (iv) Liens of mechanics, materialmen, warehousemen, carriers, or other like Liens, securing obligations incurred in the ordinary course of business that are not yet due and payable and Liens of landlords securing obligations to pay lease payments that are not yet due and payable or in default;

                    (v) Good-faith pledges or deposits made in the ordinary course of business to secure performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, not in excess of the aggregate amount due thereunder, or to secure statutory obligations, or surety, appeal, indemnity, performance or other similar bonds required in the ordinary course of business;

                    (vi) Encumbrances consisting of zoning restrictions, easements or other restrictions on the use of real property, none of which materially impairs the use of such property or the value thereof, and none of which is violated in any material respect by existing or proposed structures or land use;

                    (vii) Liens on property leased by any Loan Party or Subsidiary of a Loan Party under capital and operating leases permitted in
Section 7.2.15 securing obligations of such Loan Party or Subsidiary to the lessor under such leases;

                    (viii) Any Lien existing on the date of this Agreement and described on Schedule 1.1(P), as the debt underlying such Lien may be
             ---------------
refinanced or replaced (but
the principal amount secured thereby is not hereafter increased, and no additional assets become subject to such Lien) and a replacement Lien placed thereon;

                    (ix)   Purchase Money Security Interests, provided that the
                                                              --------
aggregate amount of loans and deferred payments secured by such Purchase Money Security Interests shall not exceed $3,000,000 and any replacement or renewal thereof as long as the principal amount secured thereby is not increased and no additional assets become subject to such Lien (excluding for the purpose of this computation any loans or deferred payments secured by Liens described on
Schedule 1.1(P));
---------------

                    (x) The following, (A) if the validity or amount thereof is being contested in good faith by appropriate and lawful proceedings diligently conducted so long as levy and execution thereon have been stayed and continue to be stayed or (B) if a final judgment is entered and such judgment is discharged within thirty (30) days of entry, and in either case they do not materially affect the Collateral or, in the aggregate, materially impair the ability of any Loan Party to perform its Obligations hereunder or under the other Loan Documents:

               (1) Claims or Liens for taxes, assessments or charges due and payable and subject to interest or penalty, provided that the
                                                      --------
          applicable Loan Party maintains such reserves or other appropriate provisions as shall be required by GAAP and pays all such taxes, assessments or charges forthwith upon the commencement of proceedings to foreclose any such Lien;

               (2) Claims, Liens or encumbrances upon, and defects of title to, real or personal property other than the Collateral, including any attachment of personal or real property or other legal process prior to adjudication of a dispute on the merits; or

               (3) Claims or Liens of mechanics, materialmen, warehousemen, carriers, or other statutory nonconsensual Liens.

               (4) Liens resulting from final judgments or orders described in Section 8.1.6; and

               (xi) Liens on equipment acquired pursuant to Permitted Business Combinations that existed at the time of the Permitted Business Combination and as the debt underlying such Liens may be refinanaced or replaced (but the principal amount shall not increased and no additional assets shall become subject to such Lien) and a replacement Lien placed thereon;

               Person shall mean any individual, corporation, partnership,
               ------
limited liability company, association, joint-stock company, trust, unincorporated organization, joint venture, government or political subdivision or agency thereof, or any other entity.

          Plan shall mean at any time an employee pension benefit plan
          ----
(including a Multiple Employer Plan, but not a Multiemployer Plan) which is covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Internal Revenue Code and either (i) is maintained by any member of the ERISA Group for employees of any member of the ERISA Group or
(ii) has at any time within the preceding five years been maintained by any entity which was at such time a member of the ERISA Group for employees of any entity which was at such time a member of the ERISA Group.

          Pledge Agreement shall mean the Pledge Agreement in substantially the
          ----------------
form of Exhibit 1.1(P)(2) executed and delivered by each Borrower having one or
        -----------------
more Subsidiaries to the Agent for the benefit of the Banks.

          Pledged Collateral shall mean the property of the Loan Parties in
          ------------------
which security interests are to be granted under the Pledge Agreement or the Collateral Assignment.

          PNC Bank shall mean PNC Bank, National Association, its successors and
          --------
assigns.

          Potential Default shall mean any event or condition which with notice,
          -----------------
passage of time or a determination by the Agent or the Required Banks, or any combination of the foregoing, would constitute an Event of Default.

          Principal Office shall mean the main banking office of the Agent in
          ----------------
Pittsburgh, Pennsylvania.

          Prior Security Interest shall mean a valid and enforceable perfected
          -----------------------
first-priority security interest under the Uniform Commercial Code in the UCC Collateral and the Pledged Collateral which is subject only to Liens for taxes not yet due and payable to the extent such prospective tax payments are given priority by statute or Permitted Liens except as described for motor vehicles in
Section 5.1.16.

          Prohibited Transaction shall mean any prohibited transaction as
          ----------------------
defined in Section 4975 of the Internal Revenue Code or Section 406 of ERISA for which neither an individual nor a class exemption has been issued by the United States Department of Labor.

          Property shall mean all real property, both owned and leased, of any
          --------
Loan Party or Subsidiary of a Loan Party.

          Purchase Money Security Interest shall mean Liens upon tangible
          --------------------------------
property securing loans to any Loan Party or Subsidiary of a Loan Party or deferred payments by such Loan Party or Subsidiary for the purchase of such tangible property.

          Purchasing Bank shall mean a Bank which becomes a party to this
          ---------------
Agreement by executing an Assignment and Assumption Agreement.

          Ratable Share shall mean the proportion that a Bank's Revolving Credit
          -------------
Commitment bears to the Revolving Credit Commitments of all of the Banks.

          Regulated Substances shall mean any substance, including any solid,
          --------------------
liquid, semisolid, gaseous, thermal, thoriated or radioactive material, refuse, garbage, wastes, chemicals, petroleum products, by-products, coproducts, impurities, dust, scrap, heavy metals, defined as a "hazardous substance," "pollutant," "pollution," "contaminant," "hazardous or toxic substance," "extremely hazardous substance," "toxic chemical," "toxic waste," "hazardous waste," "industrial waste," "residual waste," "solid waste," "municipal waste," "mixed waste," "infectious waste," "chemotherapeutic waste," "medical waste," or "regulated substance" or any related materials, substances or wastes as now or hereafter defined pursuant to any Environmental Laws, ordinances, rules, regulations or other directives of any Official Body, the generation, manufacture, extraction, processing, distribution, treatment, storage, disposal, transport, recycling, reclamation, use, reuse, spilling, leaking, dumping, injection, pumping, leaching, emptying, discharge, escape, release or other management or mismanagement of which is regulated by the Environmental Laws.

          Regulation U shall mean Regulation U, T, G or X as promulgated by the
          ------------
Board of Governors of the Federal Reserve System, as amended from time to time.

          Reimbursement Obligation shall have the meaning assigned to such term
          ------------------------
in Section 2.9.3.2.

          Reportable Event shall mean a reportable event described in Section
          ----------------
4043 of ERISA and regulations thereunder with respect to a Plan or Multiemployer Plan.

          Required Banks shall mean
          --------------

               (i) if there are no Loans, Reimbursement Obligations or Letter of Credit Borrowings outstanding, Banks whose Revolving Credit Commitments aggregate at least 66 2/3% of the Revolving Credit Commitments of all of the Banks, or

               (ii) if there are Loans, Reimbursement Obligations, or Letter of Credit Borrowings outstanding, any Bank or group of Banks if the sum of the Loans , Reimbursement Obligations and Letter of Credit Borrowings of such Banks then outstanding aggregates at least 66 2/3 % of the total principal amount of all of the Loans, Reimbursement Obligations and Letter of Credit Borrowings then outstanding. Reimbursement Obligations and Letter of Credit Borrowings shall be deemed, for purposes of this definition, to be in favor of the Agent and not a participating Bank if such Bank has not made its Participation Advance in respect thereof and shall be deemed to be in favor of such Bank to the extent of its Participation Advance if it has made its Participation Advance in respect thereof.

          Revolving Credit Commitment shall mean, as to any Bank at any time,
          ---------------------------
the amount initially set forth opposite its name on Schedule 1.1(B) in the
                                                    ---------------
column labeled "Amount of

Revolving Credit Commitment for Loans," and thereafter on Schedule I to the most recent Assignment and Assumption Agreement, and Revolving Credit Commitments
                                                ----------------------------
shall mean the aggregate Revolving Credit Commitments of all of the Banks.

          Revolving Facility Usage shall mean at any time the sum of the Loans
          ------------------------
outstanding and the Letters of Credit Outstanding.

          Section 20 Subsidiary  shall mean the Subsidiary of the bank holding
          ---------------------
company controlling any Bank, which Subsidiary has been granted authority by the Federal Reserve Board to underwrite and deal in certain Ineligible Securities.

          Security Agreement shall mean the Security Agreement in substantially
          ------------------
the form of Exhibit 1.1(S) executed and delivered by each of the Loan Parties to
            --------------
the Agent for the benefit of the Banks.

          Shares shall have the meaning assigned to that term in Section 5.1.2.
          ------

          Standard & Poor's shall mean Standard & Poor's Ratings Services.
          -----------------

          Standby Letter of Credit shall mean a Letter of Credit issued to
          ------------------------
support obligations of one or more of the Loan Parties, contingent or otherwise, which finance the working capital and business needs of the Loan Parties incurred in the ordinary course of business.

          Subsidiary of any Borrower at any time shall mean (i) any corporation
          ----------
or trust of which more than 50% (by number of shares or number of votes) of the outstanding capital stock or shares of beneficial interest normally entitled to vote for the election of one or more directors or trustees (regardless of any contingency which does or may suspend or dilute the voting rights) is at such time owned directly or indirectly by such Borrower or one or more of such Borrower's Subsidiaries, (ii) any partnership of which such Borrower is a general partner or of which more than 50% or more of the partnership interests is at the time directly or indirectly owned by such Borrower or one or more of such Borrower's Subsidiaries, (iii) any limited liability company of which such Borrower is a member or of which more than 50% of the limited liability company interests is at the time directly or indirectly owned by such Borrower or one or more of such Borrower's Subsidiaries or (iv) any corporation, trust, partnership, limited liability company or other entity which is controlled or capable of being controlled by such Person or one or more of such Borrower's Subsidiaries.

          Subsidiary Shares shall have the meaning assigned to that term in
          -----------------
Section 5.1.3.

          Syndication Period shall mean the period between the Closing Date and
          ------------------
the earlier of the following dates: (a) the date on which the Revolving Credit Commitment of PNC Bank, National Association has been reduced to $10,000,000, or
(b) the date which is ninety (90) days after the Closing Date.

          Transferor Bank shall mean the selling Bank pursuant to an Assignment
          ---------------
and Assumption Agreement.

          UCC Collateral shall mean the property of the Loan Parties in which
          --------------
security interests are to be granted under the Security Agreement.

          Uniform Commercial Code shall have the meaning assigned to that term
          -----------------------
in Section 5.1.16.

     1.2  Construction.
          ------------

     Unless the context of this Agreement otherwise clearly requires, the following rules of construction shall apply to this Agreement and each of the other Loan Documents:

          1.2.1     Number; Inclusion.
                    -----------------

          references to the plural include the singular, the plural, the part and the whole; "or" has the inclusive meaning represented by the phrase "and/or," and "including" has the meaning represented by the phrase "including without limitation";

          1.2.2     Determination.
                    -------------

          references to "determination" of or by the Agent or the Banks shall be deemed to include good-faith estimates by the Agent or the Banks (in the case of quantitative determinations) and good-faith beliefs by the Agent or the Banks (in the case of qualitative determinations) and such determination shall be conclusive absent manifest error;

          1.2.3     Agent's Discretion and Consent.
                    ------------------------------

          whenever the Agent or the Banks are granted the right herein to act in its or their sole discretion or to grant or withhold consent such right shall be exercised reasonably and in good faith;

          1.2.4     Documents Taken as a Whole.
                    --------------------------

          the words "hereof," "herein," "hereunder," "hereto" and similar terms in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document as a whole and not to any particular provision of this Agreement or such other Loan Document;

          1.2.5     Headings.
                    --------

          the section and other headings contained in this Agreement or such other Loan Document and the Table of Contents (if any), preceding this Agreement or such other Loan

Document are for reference purposes only and shall not control or affect the construction of this Agreement or such other Loan Document or the interpretation thereof in any respect;

          1.2.6     Implied References to this Agreement.
                    ------------------------------------

          article, section, subsection, clause, schedule and exhibit references are to this Agreement or other Loan Document, as the case may be, unless otherwise specified;

          1.2.7     Persons.
                    -------

          reference to any Person includes such Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by this Agreement or such other Loan Document, as the case may be, and reference to a Person in a particular capacity excludes such Person in any other capacity; and

          1.2.8     Modifications to Documents.
                    --------------------------

          reference to any agreement (including this Agreement and any other Loan Document together with the schedules and exhibits hereto or thereto), document or instrument means such agreement, document or instrument as amended, modified, replaced, substituted for, superseded or restated.

     1.3  Accounting Principles.
          ---------------------

     Except as otherwise provided in this Agreement, all computations and determinations as to accounting or financial matters and all financial statements to be delivered pursuant to this Agreement shall be made and prepared in accordance with GAAP (including principles of consolidation where appropriate), and all accounting or financial terms shall have the meanings ascribed to such terms by GAAP; provided, however, that all accounting terms
                                --------  -------
used in Section 7.2 (and all defined terms used in the definition of any accounting term used in Section 7.2 shall have the meaning given to such terms (and defined terms) under GAAP as in effect on the date hereof applied on a basis consistent with those used in preparing the Annual Statements referred to in Section 5.1.9(i). In the event of any change after the date hereof in GAAP, and if such change would result in the inability to determine compliance with the financial covenants set forth in Section 7.2 based upon the Borrowers' regularly prepared financial statements by reason of the preceding sentence, then the parties hereto agree to endeavor, in good faith, to agree upon an amendment to this Agreement that would adjust such financial covenants in a manner that would not affect the substance thereof, but would allow compliance therewith to be determined in accordance with the Borrowers' financial statements at that time. In any determination of net income for purposes of this Agreement, Borrowers shall treat all development costs and other intangible items as items of expense rather than capitalizing such development costs and other intangible items; provided, however, that if permitted by GAAP, the Borrowers may capitalize up to $1,000,000 of such development costs and other intangible items over any twelve month period.

                         2.  REVOLVING CREDIT FACILITY
                             -------------------------

     2.1  Revolving Credit Commitments.
          ----------------------------

     Subject to the terms and conditions hereof and relying upon the representations and warranties herein set forth, and subject to Availability, each Bank severally agrees to make Loans to the Borrowers at any time or from time to time on or after the date hereof to the Expiration Date provided that after giving effect to such Loan the aggregate amount of Loans from such Bank shall not exceed such Bank's Revolving Credit Commitment minus such Bank's Ratable Share of the Letters of Credit Outstanding. Within such limits of time and amount and subject to the other provisions of this Agreement, the Borrowers may borrow, repay and reborrow pursuant to this Section 2.1.

     2.2  Nature of Banks' Obligations with Respect to Revolving Credit Loans.
          -------------------------------------------------------------------

     Each Bank shall be obligated to participate in each request for Revolving Credit Loans pursuant to Section 2.5 in accordance with its Ratable Share. The aggregate of each Bank's Loans outstanding hereunder to the Borrowers at any time shall never exceed its Revolving Credit Commitment minus its Ratable Share of the Letter of Credit Outstandings. The obligations of each Bank hereunder are several. The failure of any Bank to perform its obligations hereunder shall not affect the Obligations of the Borrowers to any other party nor shall any other party be liable for the failure of such Bank to perform its obligations hereunder. The Banks shall have no obligation to make Loans hereunder on or after the Expiration Date.

     2.3  Commitment Fees.
          ---------------

     Accruing from the date hereof until the Expiration Date, the Borrowers agree to pay to the Agent for the account of each Bank, as consideration for such Bank's Revolving Credit Commitment hereunder, a nonrefundable commitment fee (the "Commitment Fee") equal to 3/8% per annum (computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) on the average daily difference between the amount of (i) such Bank's Revolving Credit Commitment as the same may be constituted from time to time and the (ii) the principal amount of the Revolving Credit Loans outstanding and such Bank's Ratable Share of Letters of Credit Outstanding . All Commitment Fees shall be payable in arrears on the first Business Day of each January, April, July and September after the date hereof and on the Expiration Date or upon acceleration of the Notes.

     2.4  Closing Fee.
          ------------

     The Borrowers agree jointly and severally to pay to the Agent for the account of each Bank, as consideration for such Bank's Revolving Credit Commitment, a nonrefundable Closing fee equal to 3/8% of such Bank's Revolving Credit Commitment, payable on the Closing Date.

     2.5  Loan Requests.
          -------------

     Except as otherwise provided herein, each Borrower may from time to time prior to the Expiration Date request the Banks to make Loans, or renew or convert the Interest Rate Option applicable to existing Loans pursuant to
Section 3.2, by delivering to the Agent, not later than 1:00 p.m., Eastern time,
(i) three (3) Business Days prior to the proposed Borrowing Date with respect to the making of Loans to which the Euro-Rate Option applies or the conversion to or the renewal of the Euro-Rate Option for any Loans; and (ii) the same day as the Borrowing Date with respect to the making of a Loan to which the Base Rate Option applies or the last day of the preceding Interest Period with respect to the conversion to the Base Rate Option for any Loan, of a duly completed request therefor substantially in the form of Exhibit 2.5 or a request by telephone
                                      -----------
immediately confirmed in writing by letter, facsimile or telex in such form (each, a "Loan Request"), it being understood that the Agent may rely on the authority of any individual making such a telephonic request without the necessity of receipt of such written confirmation. Each Loan Request shall be irrevocable and shall specify (i) the proposed Borrowing Date; (ii) the aggregate amount of the proposed Revolving Credit Loans comprising each Borrowing Tranche, which, for Loans to which the Euro-Rate Option applies shall be not less than $1,000,000 for each Borrowing Tranche and in integral multiples of $100,000 and for Borrowing Tranches to which the Base Rate Option applies not less than the lesser of $100,000 or the maximum amount available; (iii) whether the Euro-Rate Option or Base Rate Option shall apply to the proposed Revolving Credit Loans comprising the applicable Borrowing Tranche; and (iv) in the case of a Borrowing Tranche to which the Euro-Rate Option applies, an appropriate Interest Period for the proposed Loans comprising such Borrowing Tranche. The Borrowers may have no more than five Borrowing Tranches at any time including the Base Rate Tranche.

     2.6  Making Loans.
          ------------

     The Agent shall, promptly after receipt by it of a Loan Request pursuant to
Section 2.5, notify the Banks of its receipt of such Loan Request specifying:
(i) the proposed Borrowing Date and the time and method of disbursement of the Loans requested thereby; (ii) the amount and type of each such Loan and the applicable Interest Period (if any); and (iii) the apportionment among the Banks of such Loans as determined by the Agent in accordance with Section 2.2. Each Bank shall remit the principal amount of each Loan to the Agent such that the Agent is able to, and the Agent shall, to the extent the Banks have made funds available to it for such purpose and subject to Section 6.2, fund such Revolving Credit Loans to the Borrowers in U.S. Dollars and immediately available funds at the Principal Office prior to 2:00 p.m., Pittsburgh time, on the applicable Borrowing Date, provided that if any Bank fails to remit such funds to the Agent in a timely manner, the Agent may elect in its sole discretion to fund with its own funds the Revolving Credit Loans of such Bank on such Borrowing Date, and such Bank shall be subject to the repayment obligation in Section 9.16.

          2.7  Revolving Credit Notes.
               ----------------------

          The Obligation of the Borrowers to repay the aggregate unpaid principal amount of the Revolving Credit Loans made by each Bank, together with interest thereon, shall be joint and several and shall be evidenced by a Note dated the Closing Date payable to the order of such Bank in a face amount equal to the Revolving Credit Commitment of such Bank.

          2.8  Use of Proceeds.
               ---------------

          The proceeds of the Revolving Credit Loans shall be used to finance Permitted Business Combinations and for general corporate purposes.

          2.9  Letter of Credit Subfacility.
               ----------------------------

               2.9.1     Issuance of Letters of Credit.
                         -----------------------------

               Any Borrower may request the issuance of a letter of credit (each a "Letter of Credit") on behalf of itself or another Loan Party by delivering to the Agent a completed application and agreement for standby letters of credit in such form as the Agent may specify from time to time by no later than 10:00 a.m., Pittsburgh time, at least three (3) Business Days, or such shorter period as may be agreed to by the Agent, in advance of the proposed date of issuance. Subject to the terms and conditions hereof and in reliance on the agreements of the other Banks set forth in this Section 2.9, the Agent will issue a Letter of Credit provided that each Letter of Credit shall (A) have a maximum maturity of twelve (12) months from the date of issuance, and (B) in no event expire later than one Business Day prior to the Expiration Date and providing that in no event shall (i) the Letters of Credit Outstanding exceed, at any one time, Two Million Dollars ($2,000,000) or (ii) the Revolving Facility Usage exceed, at any one time, the Revolving Credit Commitments. If the Expiration Date is extended pursuant to Section 2.10, the Borrowers may request renewals of Letters of Credit.

               2.9.2     Letter of Credit Fees.
                         ---------------------

               The Borrowers shall pay (i) to the Agent for the ratable account of the Banks a fee (the "Letter of Credit Fee") equal to the Applicable Margin per annum for Euro-Rate Loans and (ii) to the Agent for its own account a fronting fee equal to 1/8% per annum, which fees shall be computed on the daily average Letters of Credit Outstanding and shall be payable quarterly in arrears commencing with the first Business Day of each January, April, July and October following issuance of each Letter of Credit and on the Expiration Date. The Borrowers shall also pay to the Agent for the Agent's sole account the Agent's then in effect customary fees and administrative expenses payable with respect to the Letters of Credit as the Agent may generally charge or incur from time to time in connection with the issuance, maintenance, modification (if any), assignment or transfer (if any), negotiation, and administration of Letters of Credit.

               2.9.3     Disbursements, Reimbursement.
                         ----------------------------

                    2.9.3.1 Immediately upon the Issuance of each Letter of Credit, each Bank shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Agent a participation in such Letter of Credit and each drawing thereunder in an amount equal to such Bank's Ratable Share of the maximum amount available to be drawn under such Letter of Credit and the amount of such drawing, respectively.

                    2.9.3.2 In the event of any request for a drawing under a Letter of Credit by the beneficiary or transferee thereof, the Agent will promptly notify the Borrowers. Provided that they shall have received such notice, the Borrowers shall reimburse (such obligation to reimburse the Agent shall sometimes be referred to as a "Reimbursement Obligation") the Agent prior to 12:00 noon, Pittsburgh time on each date that an amount is paid by the Agent under any Letter of Credit (each such date, an "Drawing Date") in an amount equal to the amount so paid by the Agent. In the event the Borrowers fail to reimburse the Agent for the full amount of any drawing under any Letter of Credit by 11:00 a.m., Pittsburgh time, on the Drawing Date, the Agent will promptly notify each Bank thereof, and the Borrowers shall be deemed to have requested that Loans be made by the Banks under the Base Rate Option to be disbursed on the Drawing Date under such Letter of Credit, subject to the amount of the unutilized portion of the Revolving Credit Commitment and subject to the conditions set forth in Section 6.2 other than any notice requirements. Any notice given by the Agent pursuant to this Section 2.9.3.2 may be oral if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

                    2.9.3.3   Each Bank shall upon any notice pursuant to
Section 2.9.3.2 make available to the Agent an amount in immediately available funds equal to its Ratable Share of the amount of the drawing, whereupon the participating Banks shall (subject to Section 2.9.3.4) each be deemed to have made a Loan under the Base Rate Option to the Borrowers in that amount. If any Bank so notified fails to make available to the Agent for the account of the Agent the amount of such Bank's Ratable Share of such amount by no later than 2:00 p.m., Pittsburgh time on the Drawing Date, then interest shall accrue on such Bank's obligation to make such payment, from the Drawing Date to the date on which such Bank makes such payment, at a rate per annum equal to the Federal Funds Effective Rate in effect from time to time during such period. The Agent will promptly give notice of the occurrence of the Drawing Date, but failure of the Agent to give any such notice on the Drawing Date or in sufficient time to enable any Bank to effect such payment on such date shall not relieve such Bank from its obligation under this Section 2.9.3.3.

                    2.9.3.4 With respect to any unreimbursed drawing that is not converted into Loans under the Base Rate Option to the Borrowers in whole or in part as contemplated by Section 2.9.3.2, because of the Borrowers' failure to satisfy the conditions set forth in Section 6.2 other than any notice requirements or for any other reason, the Borrowers shall be deemed to have incurred from the Agent a Letter of Credit Borrowing in the amount of such drawing. Such Letter of Credit Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the rate per annum applicable to the Revolving Credit Loans under the Base Rate Option. Each Bank's payment to the Agent pursuant to Section 2.9.3.3 shall be deemed to be a payment in respect of its participation in such Letter of Credit Borrowing and shall constitute a Participation Advance from such Bank in satisfaction of its participation obligation under this Section 2.9.3.

               2.9.4     Repayment of Participation Advances.
                         -----------------------------------

                    2.9.4.1 Upon (and only upon) receipt by the Agent for its account of immediately available funds from the Borrowers (i) in reimbursement of any payment made by the Agent under the Letter of Credit with respect to which any Bank has made a Participation Advance to the Agent, or (ii) in payment of interest on such a payment made by the Agent under such a Letter of Credit, the Agent will pay to each Bank, in the same funds as those received by the Agent, the amount of such Bank's Ratable Share of such funds, except the Agent shall retain the amount of the Ratable Share of such funds of any Bank that did not make a Participation Advance in respect of such payment by Agent.

                    2.9.4.2 If the Agent is required at any time to return to any Loan Party, or to a trustee, receiver, liquidator, custodian, or any official in any Insolvency Proceeding, any portion of the payments made by any Loan Party to the Agent pursuant to Section 2.9.4.1 in reimbursement of a payment made under the Letter of Credit or interest or fee thereon, each Bank shall, on demand of the Agent, forthwith return to the Agent the amount of its Ratable Share of any amounts so returned by the Agent plus interest thereon from the date such demand is made to the date such amounts are returned by such Bank to the Agent, at a rate per annum equal to the Federal Funds Effective Rate in effect from time to time.

               2.9.5     Documentation.
                         -------------

               Each Loan Party agrees to be bound by the terms of the Agent's application and agreement for letters of credit. In the event of a conflict between such application or agreement and this Agreement, this Agreement shall govern. It is understood and agreed that, except in the case of gross negligence or willful misconduct, the Agent shall not be liable for any error, negligence and/or mistakes, whether of omission or commission, in following any Loan Party's instructions or those contained in the Letters of Credit or any modifications, amendments or supplements thereto.

               2.9.6     Determinations to Honor Drawing Requests.
                         ----------------------------------------

               In determining whether to honor any request for drawing under any Letter of Credit by the beneficiary thereof, the Agent shall be responsible only to determine that the documents and certificates required to be delivered under such Letter of Credit have been delivered and that they comply on their face with the requirements of such Letter of Credit.

               2.9.7     Nature of Participation and Reimbursement Obligations.
                         -----------------------------------------------------

               Each Bank's obligation in accordance with this Agreement to make the Revolving Credit Loans or Participation Advances, as contemplated by Section 2.9.3, as a result of a drawing under a Letter of Credit, and the Obligations of the Borrowers to reimburse the Agent upon a draw under a Letter of Credit, shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Section 2.9 under all circumstances, including the following circumstances:

                         (i)     any set-off, counterclaim, recoupment, defense
or other right which such Bank may have against the Agent, the Borrowers or any other Person for any reason whatsoever;

                         (ii)    the failure of any Loan Party or any other
Person to comply with the conditions set forth in Section 2.1, 2.5, 2.6 or 6.2 or as otherwise set forth in this Agreement for the making of a Loan, it being acknowledged that such conditions are not required for the making of a Loan under Section 2.9.3;

                         (iii)   any lack of validity or enforceability of any
Letter of Credit;

                         (iv)    the existence of any claim, set-off, defense or
other right which any Loan Party or any Bank may have at any time against a beneficiary or any transferee of any Letter of Credit (or any Persons for whom any such transferee may be acting), the Agent or any Bank or any other Person or, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between any Loan Party or Subsidiaries of a Loan Party and the beneficiary for which any Letter of Credit was procured);

                         (v)     any draft, demand, certificate or other
document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect even if the Agent has been notified thereof;

                         (vi)    payment by the Agent under any Letter of Credit
against presentation of a demand, draft or certificate or other document which does not comply with the terms of such Letter of Credit;

                         (vii)   any adverse change in the business, operations,
properties, assets, condition (financial or otherwise) or prospects of any Loan Party or Subsidiaries of a Loan Party;

                         (viii)  any breach of this Agreement or any other Loan
Document by any party thereto;

                         (ix)    the occurrence or continuance of an Insolvency
Proceeding with respect to any Loan Party;

                         (x)     the fact that an Event of Default or a
Potential Default shall have occurred and be continuing;

                         (xi)    the fact that the Expiration Date shall have
passed or this Agreement or the Revolving Credit Commitments hereunder shall have been terminated; and

                         (xii)   any other circumstance or happening whatsoever,
whether or not similar to any of the foregoing;

provided that each Bank's obligation to make Loans under Section 2.9.3.3 is
--------
subject to the conditions set forth in Section 6.2.

               2.9.8     Indemnity.
                         ---------

               In addition to amounts payable as provided in Section 9.5, the Borrowers hereby agree jointly and severally to protect, indemnify, pay and save harmless the Agent from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable fees, expenses and disbursements of counsel which the Agent may incur or be subject to as a consequence, direct or indirect, of (i) the issuance of any Letter of Credit, other than as a result of (A) the gross negligence or willful misconduct of the Agent as determined by a final judgment of a court of competent jurisdiction or (B) subject to the following clause (ii), the wrongful dishonor by the Agent of a proper demand for payment made under any Letter of Credit, or
(ii) the failure of the Agent to honor a drawing under any such Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority (all such acts or omissions herein called "Governmental Acts").

               2.9.9     Liability for Acts and Omissions.
                         --------------------------------

               As between any Loan Party and the Agent, such Loan Party assumes all risks of the acts and omissions of, or misuse of the Letters of Credit by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, the Agent shall, absent gross negligence or willful misconduct, not be responsible for: (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for an issuance of any such Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged (even if the Agent shall have been notified thereof); (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) the failure of the beneficiary of any such Letter of Credit, or any other party to which such Letter of Credit may be transferred, to comply fully with any conditions required in order to draw upon such Letter of Credit or any other claim of any Loan Party against any beneficiary of such Letter of Credit, or any such transferee, or any dispute between or among any Loan Party and any beneficiary of any Letter of Credit or any such transferee; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit; or (viii) any consequences arising from causes beyond the control of the Agent, including any Governmental Acts, and none of the above shall affect or impair, or prevent the vesting of, any of the Agent's rights or powers hereunder.

               In furtherance and extension and not in limitation of the specific provisions set forth above, any action taken or omitted by the Agent under or in connection with the Letters of Credit issued by it or any documents and certificates delivered thereunder, if taken or omitted in good faith, shall not put the Agent under any resulting liability to any Borrower or any Bank.

          2.10 Extension by Banks of the Expiration Date.
               -----------------------------------------

               2.10.1    Requests; Approval by All Banks.
                         -------------------------------

               Upon or promptly after delivery by Option Care, Inc. of the annual financial statements to be provided under Section 7.3.3 for the fiscal year ending December 31, 1997, the Borrowers may request a single one-year extension of the Expiration Date by written notice to the Banks, and the Banks agree to respond to the Borrower's request for an extension by June 30, 1998; provided, however, that the failure of any Bank to respond within such time period shall not in any manner constitute an agreement by such Bank to extend the Expiration Date. If all Banks elect to extend, the Expiration Date shall be extended for a period of one year. If one or more Banks decline to extend or do not respond to Borrowers' request, the provisions of Section 2.10.2 shall apply.

               2.10.2    Approval by Required Banks.
                         --------------------------

               In the event that one or more Banks do not agree to extend the Expiration Date or do not respond to Borrowers' request for an extension within the time required under Section 2.10.1 (each a "Bank to be Replaced"), but the Required Banks agree to such extension within such time then the Banks which have agreed to such extension within the time required under Section 2.10.1 (each an "Extending Bank") may, with the prior written approval of the Borrowers and the Agent, arrange to have one or more other banks (each an "Assignee Bank") purchase all of the outstanding Loans, if any, of the Bank to be Replaced and succeed to and assume the Revolving Credit Commitments and all other rights, interests and obligations of the Bank to be Replaced under this Agreement and the other Loan Documents. Any such purchase and assumption shall be (1) pursuant to an Assignment and Assumption Agreement, (2) subject to and in accordance with
Section 10.11, and (3) effective on the last day of the Interest Period if any Loans are outstanding under the Euro-Rate Option. The Borrowers shall pay all amounts due and payable to the Bank to be Replaced on the effective date of such Assignment and Assumption Agreement. In the event that the Agent shall become a Bank to be Replaced, the provisions of this Section 2.10 shall be subject to Section 10.14.


                              3.   INTEREST RATES
                                   --------------

          3.1  Interest Rate Options.
               ---------------------

          The Borrowers shall pay interest in respect of the outstanding unpaid principal amount of the Loans as selected by it from the Base Rate Option or Euro-Rate Option set forth below applicable to the Loans, it being understood that, subject to the provisions of this Agreement, the Borrowers may select different Interest Rate Options and different Interest Periods to apply simultaneously to the Loans comprising different Borrowing Tranches and may convert to or renew one or more Interest Rate Options with respect to all or any portion of the Loans comprising any Borrowing Tranche, provided that there shall
                                                       --------
not be at any one time outstanding more than four (4) Borrowing Tranches in the aggregate among all of the Loans accruing interest at a Euro-Rate Option. If at any time the designated rate applicable to any Loan made by any Bank exceeds such Bank's highest lawful rate, the rate of interest on such Bank's Loan shall be limited to such Bank's highest lawful rate.

               3.1.1     Revolving Credit Interest Rate Options.
                         --------------------------------------

               The Borrowers shall have the right to select from the following Interest Rate Options applicable to the Revolving Credit Loans:

                         (i)     Base Rate Option:  A fluctuating rate per
                                 ----------------
annum (computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) equal to the Base Rate plus the Applicable Margin, such interest rate to change automatically from time to time effective as of the effective date of each change in the Base Rate; or

                         (ii)    Euro-Rate Option:  A rate per annum (computed
                                 ----------------
on the basis of a year of 360 days and actual days elapsed) equal to the Euro-Rate plus the Applicable Margin.

               3.1.2     Rate Quotations.
                         ---------------

               The Borrowers may call the Agent on or before the date on which a Loan Request is to be delivered to receive an indication of the rates then in effect, but it is acknowledged that such projection shall not be binding on the Agent or the Banks nor affect the rate of interest which thereafter is actually in effect when the election is made.

          3.2  Interest Periods.
               ----------------

          At any time when any Borrower shall select, convert to or renew a Euro-Rate Option, that Borrower shall notify the Agent thereof at least three
(3) Business Days prior to the effective date of such Euro-Rate Option by delivering a Loan Request. The notice shall specify an interest period (the "Interest Period") during which such Interest Rate Option shall apply, such Interest Period to be (i) one Month if Borrowers select the Euro-Rate Option during the Syndication Period and (ii) one, two, three or six Months in the event Borrowers select the Euro-Rate Option after the Syndication Period has ended. Notwithstanding the preceding sentence, the following provisions shall apply to any selection of, renewal of, or conversion to a Euro-Rate Option:

               3.2.1     Ending Date and Business Day.
                         ----------------------------

               any Interest Period which would otherwise end on a date which is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day;

               3.2.2     Amount of Borrowing Tranche.
                         ---------------------------

               each Borrowing Tranche of Euro-Rate Loans shall be in the minimum amount of $1,000,000 and in integral multiples of $100,000;

               3.2.3     Termination Before Expiration Date.
                         ----------------------------------

               the Borrowers shall not select, convert to or renew an Interest Period for any portion of the Loans that would end after the Expiration Date; and

               3.2.4     Renewals.
                         --------

               in the case of the renewal of a Euro-Rate Option at the end of an Interest Period, the first day of the new Interest Period shall be the last day of the preceding Interest Period, without duplication in payment of interest for such day.

          3.3  Interest After Default.
               ----------------------

          To the extent permitted by Law, upon the occurrence of an Event of Default and until such time such Event of Default shall have been cured or waived:

               3.3.1     Letter of Credit Fees, Interest Rate.
                         ------------------------------------

          the Letter of Credit Fees and the rate of interest for each Loan otherwise applicable pursuant to Section 2.9.2 or Section 3.1, respectively, shall be increased by 2.0% per annum; and

               3.3.2     Other Obligations.
                         -----------------

               each other Obligation hereunder if not paid when due shall bear interest at a rate per annum equal to the sum of the rate of interest applicable under the Revolving Credit Base Rate Option plus an additional 2% per annum from the time such Obligation becomes due and payable and until it is paid in full.

               3.3.3     Acknowledgment.
                         --------------

               The Borrowers acknowledge that the increase in rates referred to in this Section 3.3 reflects, among other things, the fact that such Loans or other amounts have become a substantially greater risk given their default status and that the Banks are entitled to additional compensation for such risk; and all such interest shall be payable by Borrowers upon demand by Agent.

          3.4  Euro-Rate Unascertainable.
               -------------------------

               3.4.1     Unascertainable.
                         ---------------

               If on any date on which a Euro-Rate would otherwise be determined, the Agent shall have determined that:

                         (i)     adequate and reasonable means do not exist for
ascertaining such Euro-Rate, or

                         (ii)    a contingency has occurred which materially and
adversely affects the secondary market for negotiable certificates of deposit maintained by dealers of recognized standing relating to the London interbank eurodollar market relating to the Euro-Rate, the Agent shall have the rights specified in Section 3.4.3.

               3.4.2     Illegality; Increased Costs; Deposits Not Available.
                         ---------------------------------------------------

               If at any time any Bank shall have determined that:

                         (i)     the making, maintenance or funding of any Loan
to which a Euro-Rate Option applies has been made impracticable or unlawful by compliance by such Bank in good faith with any Law or any interpretation or application thereof by any Official Body or with any request or directive of any such Official Body (whether or not having the force of Law), or

                         (ii)    after making all reasonable efforts, deposits
of the relevant amount in Dollars for the relevant Interest Period for a Loan to which a Euro-Rate Option applies, respectively, are not available to such Bank at the effective cost of funding a proposed Loan in the London interbank market, then the Agent shall have the rights specified in Section 3.4.3.

               3.4.3     Agent's and Bank's Rights.
                         -------------------------

               In the case of any event specified in Section 3.4.1 above, the Agent shall promptly so notify the Banks and the Borrowers thereof, and in the case of an event specified in Section 3.4.2 above, such Bank shall promptly so notify the Agent and endorse a certificate to such notice as to the specific circumstances of such notice, and the Agent shall promptly send copies of such notice and certificate to the other Banks and the Borrowers. Upon such date as shall be specified in such notice (which shall not be earlier than the date such notice is given), the obligation of (A) the Banks, in the case of such notice given by the Agent, or (B) such Bank, in the case of such notice given by such Bank, to allow the Borrowers to select, convert to or renew a Euro-Rate Option shall be suspended until the Agent shall have later notified the Borrowers, or such Bank shall have later notified the Agent, of the Agent's or such Bank's, as the case may be, determination that the circumstances giving rise to such previous determination no longer exist which notice shall be sent within two Business Days after such determination. If at any time the Agent makes a determination under Section 3.4.1 and a Borrower has previously notified the Agent of its selection of, conversion to or renewal of a Euro-Rate Option and such Interest Rate Option has not yet gone into effect, such notification shall be deemed to provide for selection of, conversion to or renewal of the Base Rate Option otherwise available with respect to such Loans. If any Bank notifies the Agent of a determination under Section 3.4.2, the Borrowers shall, subject to the Borrowers' indemnification Obligations under Section 4.5.2, as to any Loan of the Bank to which a Euro-Rate Option applies, on the date specified in such notice either convert such Loan to the Base Rate Option otherwise available with respect to such Loan or prepay such Loan in accordance with Section 4.4. Absent due notice from the Borrowers of conversion or prepayment, such Loan shall automatically be converted to the Base Rate Option otherwise available with respect to such Loan upon such specified date.

          3.5  Selection of Interest Rate Options.
               ----------------------------------

          If the Borrowers fail to select a new Interest Period to apply to any Borrowing Tranche of Loans under the Euro-Rate Option at the expiration of an existing Interest Period applicable to such Borrowing Tranche in accordance with the provisions of Section 3.2, the Borrowers shall be deemed to have converted such Borrowing Tranche to the Revolving Credit Base Rate Option commencing upon the last day of the existing Interest Period.


                                 4.   PAYMENTS
                                      --------

          4.1  Payments.
               --------

          All payments and prepayments to be made in respect of principal, interest, Commitment Fees, Facility Fees, Letter of Credit Fees, Agent's Fee or other fees or amounts due from the Borrowers hereunder shall be payable prior to 1:00 p.m., Pittsburgh time, on the date when due without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrowers, and without set-off, counterclaim or other deduction of any nature, and an action therefor shall immediately accrue. Such payments shall be made to the Agent at the Principal Office for the ratable accounts of the Banks with respect to the Loans in U.S. Dollars and in immediately available funds, and the Agent shall promptly distribute such amounts to the Banks in immediately available funds, provided that in the event payments are received by 1:00 p.m.,
                 --------
Pittsburgh time, by the Agent with respect to the Loans and such payments are not distributed to the Banks on the same day received by the Agent, the Agent shall pay the Banks the Federal Funds Effective Rate with respect to the amount of such payments for each day held by the Agent and not distributed to the Banks. The Agent's and each Bank's statement of account, ledger or other relevant record shall, in the absence of manifest error, be conclusive as the statement of the amount of principal of and interest on the Loans and other amounts owing under this Agreement and shall be deemed an "account stated."

          4.2  Pro Rata Treatment of Banks.
               ---------------------------

          Each borrowing shall be allocated to each Bank according to its Ratable Share, and each selection of, conversion to or renewal of any Interest Rate Option and each payment or prepayment by the Borrowers with respect to principal, interest, Commitment Fees, Facility Fees, Letter of Credit Fees, or other fees (except for the Agent's Fee) or amounts due from the Borrowers hereunder to the Banks with respect to the Loans, shall (except as provided in Section 3.4.3 (Illegality; Deposits not Available) in the case of an event specified in Section 3.4 (Euro-Rate Unascertainable), 4.4.3 (Voluntary Prepayments) or 4.4 (Additional Compensation in Certain Circumstances)) be made in proportion to the applicable Loans outstanding from each Bank and, if no such Loans are then outstanding, in proportion to the Ratable Share of each Bank.

          4.3  Interest Payment Dates.
               ----------------------

          Interest on Loans to which the Base Rate Option applies shall be due and payable in arrears on the first Business Day of each January, April, July and September after the date hereof and on the Expiration Date or upon acceleration of the Notes. Interest on Loans to which the Euro-Rate Option applies shall be due and payable on the last day of each Interest Period for those Loans and, if such Interest Period is longer than three (3) Months, also on the 90th day of such Interest Period. Interest on the principal amount of each Loan or other monetary Obligation shall be due and payable on demand after such principal amount or other monetary Obligation becomes due and payable (whether on the stated maturity date, upon acceleration or otherwise).

          4.4  Prepayments.
               -----------

               4.4.1     Right to Prepay.
                         ---------------

               The Borrowers shall have the right at their option from time to time to prepay the Loans in whole or part without premium or penalty (except as provided in Section 4.4.3 below or in Section 4.5):

                         (i)     at any time with respect to any Loan to which
the Base Rate Option applies,

                         (ii)    on the last day of the applicable Interest
Period with respect to Loans to which a Euro-Rate Option applies,

                         (iii)   on the date specified in a notice by any Bank
pursuant to Section 3.4 (Euro-Rate Unascertainable) with respect to any Loan to which a Euro-Rate Option applies.

               Whenever the Borrowers desire to prepay any part of the Loans, they shall provide a prepayment notice to the Agent at least one (1) Business Day prior to the date of prepayment of Loans setting forth the following information:

               (x) the date, which shall be a Business Day, on which the proposed prepayment is to be made;

               (y) a statement indicating the application of the prepayment among Borrowing Tranches; and

               (z) the total principal amount of such prepayment, which shall not be less than $100,000.

               All prepayment notices shall be irrevocable. The principal amount of the Loans for which a prepayment notice is given, together with interest on such principal amount except with respect to Loans to which the Base Rate Option applies, shall be due and payable on the date specified in such prepayment notice as the date on which the proposed prepayment is to be made. Except as provided in Section 3.4.3, if the Borrowers prepay a Loan but fail to specify the applicable Borrowing Tranche which the Borrowers are prepaying, the prepayment shall be applied first to Loans to which the Base Rate Option applies and then to Loans to which the Euro-Rate Option applies. Any prepayment hereunder shall be subject to the Borrowers' Obligation to indemnify and compensate the Banks under Section 4.5.2.

               The Borrowers may direct the Banks at any time to permanently reduce their Revolving Credit Commitments; provided that no reduction shall
                                           --------
bring the Revolving Credit Commitment below the sum of Loans outstanding and the face amount of all Letters of Credit outstanding.

               4.4.2     Mandatory Prepayment and Reduction of Revolving Credit
                         ------------------------------------------------------
Commitment.
----------

               Within five (5) Business Days of any sale of assets with book value of more than $500,000 authorized by Section 7.2.7, the Borrowers shall make a mandatory prepayment of the Loans equal to the proceeds of such sale net of costs of sale. All prepayments pursuant to this Section 4.4.2 shall permanently reduce the Revolving Credit Commitment with the exception of prepayments resulting from sales (i) which are of assets with book values in the aggregate less than $500,000 or (ii) if within six months of such sales the Loan Parties have invested or reinvested an amount equivalent to the proceeds of sale in assets of at least comparable value. In no event will assets be sold for after-tax proceeds exceeding $3,000,000 in the aggregate.

               4.4.3     Replacement of a Bank.
                         ---------------------

               In the event any Bank (i) gives notice under Section 3.4 or
Section 4.5.1, (ii) does not fund Revolving Credit Loans because the making of such Loans would contravene any Law applicable to such Bank, or (iii) becomes subject to the control of an Official Body (other than normal and customary supervision), then the Borrowers shall have the right at their option, with the consent of the Agent, which shall not be unreasonably withheld, to prepay the Loans of such Bank in whole, together with all interest accrued thereon, and terminate such Bank's Revolving Credit Commitment within ninety (90) days after
(w) receipt of such Bank's notice under Section 3.4 or 4.5.1, (x) the date such Bank has failed to fund Revolving Credit Loans because the making of such Loans would contravene Law applicable to such Bank, (y) the date of obtaining the consent which such Bank has not approved, or (z) the date such Bank became subject to the control of an Official Body, as applicable; provided that the
                                                           --------
Borrowers shall also pay to such Bank at the time of such prepayment any amounts required under Section 4.5 and any accrued interest due on such amount and any related fees; provided, however, that the Revolving Credit Commitment of such
              --------
Bank shall be provided by one or more of the remaining Banks or a replacement bank acceptable to the Agent; provided, further, the remaining Banks shall have
                              --------
no obligation hereunder to increase their Revolving Credit Commitments. Notwithstanding the foregoing, the Agent may only be replaced subject to the requirements of Section 9.1.4 and provided that all Letters of Credit have
                                  --------
expired or been terminated or replaced.

               4.4.4     Change of Lending Office
                         ------------------------

               Each Bank agrees that upon the occurrence of any event giving rise to increased costs or other special payments under Section 3.4.2 (Illegality, etc.) or 4.5.1 (Increased Costs, etc.) with respect to such Bank, it will if requested by the Borrowers use reasonable efforts (subject to overall policy considerations of such Bank) to designate another lending office for any Loans or Letters of Credit affected by such event, provided that such
                                                   --------
designation is made on such terms that such Bank and its lending office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of such Section. Nothing is this Section 4.4.3 shall affect or postpone any of the Obligations of the Borrowers or any other Loan Party or the rights of the Agent or any Bank provided in this Agreement.

          4.5  Additional Compensation in Certain Circumstances.
               ------------------------------------------------

               4.5.1     Increased Costs or Reduced Return Resulting From Taxes,
                         -------------------------------------------------------
Reserves, Capital Adequacy Requirements, Expenses, Etc.
------------------------------------------------------

               If any Law, guideline or interpretation or application thereof by any Official Body charged with the interpretation or administration thereof enacted or made after the date of this Agreement or compliance with any request or directive (whether or not having the force of Law) of any central bank or other Official Body made after the date of this Agreement:

                         (i)     subjects any Bank to any tax or changes the
basis of taxation with respect to this Agreement, the Notes, the Loans or payments by the Borrowers of principal, interest, Commitment Fees, or other amounts due from the Borrowers hereunder or under the Notes (except for taxes on the overall net income or gross receipts of such Bank),

                         (ii)    imposes, modifies or deems applicable any
reserve, special deposit or similar requirement against credits or commitments to extend credit extended by, or assets (funded or contingent) of, deposits with or for the account of, or other acquisitions of funds by, any Bank, or

                         (iii)   imposes, modifies or deems applicable any
capital adequacy or similar requirement (A) against assets (funded or contingent) of, or letters of credit, other credits or commitments to extend credit extended by, any Bank, or (B) otherwise applicable to the obligations of any Bank under this Agreement, and the result of any of the foregoing is to increase the cost to, reduce the income receivable by, or impose any expense (including loss of margin) upon any Bank with respect to this Agreement, the Notes or the making, maintenance or funding of any part of the Loans (or, in the case of any capital adequacy or similar requirement, to have the effect of reducing the rate of return on any Bank's capital, taking into consideration such Bank's customary policies with respect to capital adequacy) by an amount which such Bank in its sole discretion deems to be material, such Bank shall from time to time notify the Borrowers and the Agent of the amount determined in good faith (using any averaging and attribution methods employed in good faith including allocation to the Borrowers of pro rated amounts ) by such Bank to be necessary to compensate such Bank for such increase in cost, reduction of income, additional expense or reduced rate of return. The Banks will use reasonable efforts to avoid such increase in costs, reduction of income, additional expense or reduced rate of return . Notice shall set forth in reasonable detail the basis for such determination. Such amount shall be due and payable by the Borrower to such Bank thirty (30) Business Days after such notice is given. If any amounts paid by the Loan Parties pursuant to this Section 4.5.1 are later refunded to a Bank, the Bank will remit the refund to the Loan Parties.

               4.5.2     Indemnity and Compensation.
                         --------------------------

               In addition to the compensation required by Section 4.5.1, the Borrowers shall jointly and severally indemnify and compensate each Bank against all liabilities, losses or expenses (including loss of margin, any loss or expense incurred in liquidating or employing deposits from third parties and any loss or expense incurred in connection with funds acquired by a Bank to fund or maintain Loans subject to a Euro-Rate Option) which such Bank sustains or incurs as a consequence of any

                         (i)     payment, prepayment, conversion or renewal of
any Loan to which a Euro-Rate Option applies on a day other than the last day of the corresponding Interest Period (whether or not such payment or prepayment is mandatory, voluntary or automatic and whether or not such payment or prepayment is then due),

                         (ii)    attempt by any Borrower to revoke (expressly,
by later inconsistent notices or otherwise) in whole or part any Loan Requests under Section 2.5 or Section 3.2 or notice relating to prepayments under Section 4.4, or

                         (iii)   default by any Borrower in the performance or
observance of any covenant or condition contained in this Agreement or any other Loan Document, including any failure of the Borrower to pay when due (by acceleration or otherwise) any principal, interest, Commitment Fee or any other amount due hereunder.

If any Bank sustains or incurs any such loss or expense, it shall from time to time notify the Borrowers of the amount determined in good faith by such Bank (which determination may include such assumptions, allocations of costs and expenses and averaging or attribution methods as such Bank shall deem reasonable) to be necessary to indemnify and compensate such Bank for such loss or expense. Such notice shall set forth in reasonable detail the basis for such determination and shall be binding absent manifest error. Such amount shall be due and payable by the Borrowers to such Bank ten (10) Business Days after such notice is given.

               4.5.3     Obligations Joint and Several.
                         -----------------------------

          All obligations of Borrowers under this Agreement, the Notes, the Guaranty and all other Loan Documents are joint and several.


                      5.   REPRESENTATIONS AND WARRANTIES
                           ------------------------------

          5.1  Representations and Warranties.
               ------------------------------

          The Loan Parties, jointly and severally, represent and warrant to the Agent and each of the Banks on the date of this Agreement to the best of their knowledge as follows:

               5.1.1     Organization and Qualification.
                         ------------------------------

               Each Loan Party and each Subsidiary of each Loan Party is a corporation, partnership or limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Each Loan Party and each Subsidiary of each Loan Party has the lawful power to own or lease its properties and to engage in the business it presently conducts or proposes to conduct. Each Loan Party and each Subsidiary of each Loan Party is duly licensed or qualified and in good standing in each jurisdiction listed on Schedule 5.1.1 and in all other jurisdictions where the
                       --------------
property owned or leased by it or the nature of the business transacted by it or both makes such licensing or qualification necessary and in which the failure to do so is not material.

               5.1.2     Capitalization and Ownership.
                         ----------------------------

               The authorized capital stock of the Option Care, Inc. is publicly traded. All of the shares of capital stock of Option Care, Inc. have been validly issued and are fully paid and nonassessable. There are no options, warrants or other rights outstanding to purchase any such shares except as indicated on Schedule 5.1.2.
             --------------

               5.1.3     Subsidiaries.
                         ------------

               Schedule 5.1.3 (which may be delivered sixty (60) days after the
               --------------
date of this Agreement) states the name of each of the other Loan Parties and each of their respective Subsidiaries, their respective jurisdictions of incorporation, authorized capital stock, the issued and outstanding shares (referred to herein as the "Subsidiary Shares") and the owners thereof if it is a corporation, outstanding partnership interests (the "Partnership Interests") if a partnership and outstanding limited liability company interests, interests assigned to managers thereof and the voting rights associated therewith (the "LLC Interests") if a limited liability company. The Option Care, Inc. and each Subsidiary of Option Care, Inc. has good and marketable title to all of the Subsidiary Shares, Partnership Interests and LLC Interests it purports to own, free and clear in each case of any Lien. All Subsidiary Shares, Partnership Interests and LLC Interests have been validly issued, and all Subsidiary Shares are fully paid and nonassessable. All capital contributions and other consideration required to be made or paid in connection with the issuance of the Partnership Interests and LLC Interests have been made or paid, as the case may be. There are no options, warrants or other rights outstanding to purchase any such Subsidiary Shares, Partnership Interests or LLC Interests except as indicated on Schedule 5.1.3.
             --------------

               5.1.4     Power and Authority.
                         -------------------

               Each Loan Party has full power to enter into, execute, deliver and carry out this Agreement and the other Loan Documents to which it is a party, to incur the Indebtedness contemplated by the Loan Documents and to perform its Obligations under the Loan Documents to which it is a party, and all such actions have been duly authorized by all necessary proceedings on its part.

               5.1.5     Validity and Binding Effect.
                         ---------------------------

               This Agreement has been duly and validly executed and delivered by each Loan Party, and each other Loan Document which any Loan Party is required to execute and deliver on or after the date hereof will have been duly executed and delivered by such Loan Party on the required date of delivery of such Loan Document. This Agreement and each other Loan Document constitutes, or will constitute, legal, valid and binding obligations of each Loan Party which is or will be a party thereto on and after its date of delivery thereof, enforceable against such Loan Party in accordance with its terms, except to the extent that enforceability of any of such Loan Document may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforceability of creditors' rights generally or general equitable principles.

               5.1.6     No Conflict.
                         -----------

               Neither the execution and delivery of this Agreement or the other Loan Documents by any Loan Party nor the consummation of the transactions herein or therein contemplated or compliance with the terms and provisions hereof or thereof by any of them will conflict with, constitute a default under or result in any breach of (i) the terms and conditions of the certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation, limited liability company agreement or other organizational documents of any Loan Party or (ii) any Law or any material agreement or instrument or order, writ, judgment, injunction or decree to which any Loan Party or any of its Subsidiaries is a party or by which it or any of its Subsidiaries is bound or to which it is subject, or result in the creation or enforcement of any Lien, charge or encumbrance whatsoever upon any property (now or hereafter acquired) of any Loan Party or any of its Subsidiaries (other than Liens granted under the Loan Documents).

               5.1.7     Litigation.
                         ----------

               Except as shown on Schedule 5.1.7, there are no actions, suits, proceedings or investigations pending or, to the knowledge of any Loan Party, threatened against such Loan Party or any Subsidiary of such Loan Party at law or equity before any Official Body which individually or in the aggregate are reasonably likely to result in an adverse judgment of more than $500,000 or in an adverse judgment having a financial consequence to any Loan party of more than $500,000. None of the Loan Parties or any Subsidiaries of any Loan Party is in material violation of any order, writ, injunction or any decree of any Official Body.

               5.1.8     Title to Properties.
                         -------------------

               The real property owned or leased by each Loan Party and each Subsidiary of each Loan Party is described on Schedule 5.1.8. Each Loan Party
                                              --------------
and each Subsidiary of each Loan Party has good and marketable title to or valid leasehold interest in all properties, assets and other rights which it purports to own or lease or which are reflected as owned or leased on its books and records, free and clear of all Liens and encumbrances except Permitted Liens, and subject to the terms and conditions of the applicable leases. All leases of property are in full force and effect without the necessity for any consent which has not previously been obtained upon consummation of the transactions contemplated hereby.

               5.1.9     Financial Statements.
                         --------------------

                         (i)     Historical Statements. Option Care, Inc. has
                                 ---------------------
delivered to the Agent copies of its audited consolidated year-end financial statements for and as of the end of the three fiscal years ended December 31, 1995 (the "Annual Statements"). In addition, the Option Care, Inc. has delivered to the Agent copies of its unaudited consolidated interim financial statements for the fiscal year to date and as of the end of the fiscal quarter ended September 30, 1996 (the "Interim Statements") (the Annual and Interim Statements being collectively referred to as the "Historical Statements"). The Historical Statements were compiled from the books and records maintained by the Option Care, Inc.'s management, are correct and complete in all material respects and fairly represent the consolidated financial condition of the Option Care, Inc. and its Subsidiaries as of their dates and the results of operations for the fiscal periods then ended and have been prepared in accordance with GAAP consistently applied, subject (in the case of the Interim Statements) to normal year-end audit adjustments.

                         (ii)    Financial Projections.  Option Care, Inc. has
                                 ---------------------
delivered to the Agent financial projections of Option Care, Inc. and its Subsidiaries for the period through December 31, 2000 derived from various assumptions of the Option Care, Inc.'s management (the "Financial Projections"). The Financial Projections represent a reasonable range of possible results in light of the history of the business, present and foreseeable conditions and the intentions of the Option Care, Inc.'s management.

                         (iii)   Accuracy of Financial Statements.  Neither
                                 --------------------------------
Option Care, Inc. nor any Subsidiary of Option Care, Inc. has any material liabilities, contingent or otherwise, or forward or long-term commitments that are not disclosed in the Historical Statements or in the notes thereto and which under GAAP were required to be disclosed therein, and except as disclosed therein there are no unrealized or anticipated losses from any commitments of Option Care, Inc. or any Subsidiary of Option Care, Inc. which are reasonably likely to cause a Material Adverse Change. Since December 31, 1995, no Material Adverse Change has occurred.

               5.1.10    Use of Proceeds; Margin Stock.
                         -----------------------------

               The Loan Parties intend to use the proceeds of the Loans in accordance with Sections 2.8, and 7.1.10. None of the Loan Parties or any Subsidiaries of any Loan Party engages or intends to engage principally, or as one of its important activities, in the business of extending credit for the purpose, immediately, incidentally or ultimately, of purchasing or carrying margin stock (within the meaning of Regulation U). No part of the proceeds of any Loan has been or will be used, immediately, incidentally or ultimately, to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock or to refund Indebtedness originally incurred for such purpose, or for any purpose which entails a violation of or which is inconsistent with the provisions of the regulations of the Board of Governors of the Federal Reserve System. None of the Loan Parties or any Subsidiary of any Loan Party holds or intends to hold margin stock in such amounts that more than 25% of the reasonable value of the assets of any Loan Party or Subsidiary of any Loan Party are or will be represented by margin stock.

               5.1.11    Full Disclosure.
                         ---------------

               Neither this Agreement nor any other Loan Document, nor any certificate, statement, agreement or other documents furnished to the Agent or any Bank in connection herewith or therewith, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein, in light of the circumstances under which they were made, not misleading.

               5.1.12    Taxes.
                         -----

               All federal, state, local and other tax returns required to have been filed with respect to each Loan Party and each Subsidiary of each Loan Party have been filed, and payment or adequate provision has been made for the payment of all taxes, fees, assessments and other governmental charges which have or may become due pursuant to said returns or to assessments received, except to the extent that such taxes, fees, assessments and other charges are not material and are being contested in good faith by appropriate proceedings diligently conducted and for which such reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made. There are no agreements or waivers extending the statutory period of limitations applicable to any federal income tax return of any Loan Party or Subsidiary of any Loan Party for any period.

               5.1.13    Consents and Approvals.
                         ----------------------

               Except for the filing of financing statements in the state and county filing offices, no consent, approval, exemption, order or authorization of, or a registration or filing with, any Official Body or any other Person is required by any Law or any agreement in connection with the execution, delivery and carrying out of this Agreement and the other Loan Documents by any Loan Party, except as listed on Schedule 5.1.13, all of which shall have been
                           ---------------
obtained by the Loan Parties or made on or prior to the Closing Date except as otherwise indicated on Schedule 5.1.13.
                       ---------------

               5.1.14    No Event of Default; Compliance with Instruments.
                         ------------------------------------------------

               No event has occurred and is continuing and no condition exists or will exist after giving effect to the borrowings or other extensions of credit to be made on the Closing Date under or pursuant to the Loan Documents which constitutes an Event of Default or Potential Default. None of the Loan Parties or any Subsidiaries of any Loan Party is in material violation of (i) any term of its certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation, limited liability company agreement or other organizational documents or (ii) any material agreement or instrument to which it is a party or by which it or any of its properties may be subject or bound.

               5.1.15    Patents, Trademarks, Copyrights, Licenses, Etc.
                         ----------------------------------------------

               Each Loan Party and each Subsidiary of each Loan Party owns or possesses all the material patents, trademarks, service marks, trade names, copyrights, licenses, registrations, franchises, permits and rights necessary to own and operate its properties and to carry on its business as presently conducted and planned to be conducted by such Loan Party or Subsidiary, without known possible, alleged or actual conflict with the rights of others. All registered patents, trademarks, service marks, trade names, copyrights, and all pharmacy, drug enforcement administration and nursing licenses of each Loan Party and each Subsidiary of each Loan Party are listed and described on
Schedule 5.1.15 (which may be delivered sixty (60) days after the date of this
---------------
Agreement).

               5.1.16    Security Interests.
                         ------------------

               The Liens and security interests granted to the Agent for the benefit of the Banks pursuant to the Collateral Assignment, the Patent, Trademark and Copyright Assignment, the Pledge Agreement and the Security Agreement in the Collateral (other than the Real Property) constitute and will continue to constitute Prior Security Interests under the Uniform Commercial Code as in effect in each applicable jurisdiction (the "Uniform Commercial Code") or other applicable Law entitled to all the rights, benefits and priorities provided by the Uniform Commercial Code or such Law. Upon the filing of financing statements relating to said security interests in each office and in each jurisdiction where required in order to perfect the security interests described above, taking possession of any stock certificates or other certificates evidencing the Pledged Collateral and recordation of the Patent, Trademark and Copyright Assignment in the United States Patent and Trademark Office and United States Copyright Office, as applicable, all such action as is necessary or advisable to establish such rights of the Agent will have been taken, and there will be upon execution and delivery of the Patent, Trademark and Copyright Assignment, the Pledge Agreement and the Security Agreement, such filings and such taking of possession, no necessity for any further action in order to preserve, protect and continue such rights, except (i) the filing of continuation statements with respect to such financing statements within six months prior to each five-year anniversary of the filing of such financing statements , (ii) perfection of interests in titled vehicles and (iii) filing additional financing statements if, as provided in the Security Agreement, additional locations or names are used. All filing fees and other expenses in connection with each such action have been or will be paid by the Borrower.

               5.1.17    Status of the Pledged Collateral.
                         --------------------------------

               All the shares of capital stock, Partnership Interests or LLC Interests included in the Pledged Collateral to be pledged pursuant to the Pledge Agreement or the

Collateral Assignment are or will be upon issuance validly issued and nonassessable and owned beneficially and of record by the pledgor free and clear of any Lien or restriction on transfer, except as otherwise provided by the Pledge Agreement or the Collateral Assignment and except as the right of the Banks to dispose of the Shares, Partnership Interests or LLC Interests may be limited by the Securities Act of 1933, as amended, and the regulations promulgated by the Securities and Exchange Commission thereunder and by applicable state securities laws. There are no shareholder, partnership, limited liability company or other agreements or understandings with respect to the shares of capital stock, Partnership Interests or LLC Interests included in the Pledged Collateral except for the shareholder agreements, partnership agreements and limited liability company agreements described on Schedule 5.1.17. The Loan
                                                      ---------------
Parties have delivered true and correct copies of such partnership agreements and limited liability company agreements to the Agent.

               5.1.18    Insurance.
                         ---------

               Schedule 5.1.18 lists all insurance policies and other bonds to
               ---------------
which any Loan Party or Subsidiary of any Loan Party is a party, all of which are valid and in full force and effect. No notice has been given or claim made and no grounds exist to cancel or avoid any of such policies or bonds or to reduce the coverage provided thereby. Such policies and bonds provide adequate coverage from reputable and financially sound insurers in amounts sufficient to insure the assets and risks of each Loan Party and each Subsidiary of each Loan Party in accordance with prudent business practice in the industry of the Loan Parties and their Subsidiaries.

               5.1.19    Compliance with Laws.
                         --------------------

               The Loan Parties and their Subsidiaries are in compliance in all material respects with all applicable Laws (other than Environmental Laws which are specifically addressed in Section 5.1.24) in all jurisdictions in which any Loan Party or Subsidiary of any Loan Party is presently or will be doing business.

               5.1.20    Material Contracts; Burdensome Restrictions.
                         -------------------------------------------

               Schedule 5.1.20 (which may be delivered sixty (60) days after the
               ---------------
date of this Agreement) lists all Material Agreements relating to the business operations of each Loan Party and each Subsidiary of any Loan Party, including all employee benefit plans and Labor Contracts. All such Material Agreements are valid, binding and enforceable upon such Loan Party or Subsidiary and each of the other parties thereto in accordance with their respective terms, and there is no default thereunder, to the Loan Parties' knowledge, with respect to parties other than such Loan Party or Subsidiary. None of the Loan Parties or their Subsidiaries is bound by any contractual obligation, or subject to any restriction in any organization document, or any requirement of Law which is reasonably likely to result in a Material Adverse Change.

               5.1.21    Investment Companies; Regulated Entities.
                         ----------------------------------------

               None of the Loan Parties or any Subsidiaries of any Loan Party is an "investment company" registered or required to be registered under the Investment Company Act of 1940 or under the "control" of an "investment company" as such terms are defined in the Investment Company Act of 1940 and shall not become such an "investment company" or under such "control." None of the Loan Parties or any Subsidiaries of any Loan Party is subject to any other Federal or state statute or regulation limiting its ability to incur Indebtedness for borrowed money.

               5.1.22    Plans and Benefit Arrangements.
                         ------------------------------

               Except as set forth on Schedule 5.1.22:
                                      ---------------

                         (i)     Each Borrower and each other member of the
ERISA Group are in compliance in all material respects with any applicable provisions of ERISA with respect to all Benefit Arrangements, Plans and Multiemployer Plans. There has been no Prohibited Transaction with respect to any Benefit Arrangement or any Plan or, to the best knowledge of the Borrower, with respect to any Multiemployer Plan or Multiple Employer Plan, which is material. Each Borrower and all other members of the ERISA Group have made when due any and all payments required to be made under any agreement relating to a Multiemployer Plan or a Multiple Employer Plan or any Law pertaining thereto. With respect to each Plan and Multiemployer Plan, each Borrower and each other member of the ERISA Group (i) have fulfilled in all material respects their obligations under the minimum funding standards of ERISA, (ii) have not incurred any liability to the PBGC, and (iii) have not had asserted against them any penalty for failure to fulfill the minimum funding requirements of ERISA.

                         (ii)    To the best of each Borrower's knowledge, each
Multiemployer Plan and Multiple Employer Plan is able to pay benefits thereunder when due.

                         (iii)   No Borrower or any other member of the ERISA
Group has instituted or intends to institute proceedings to terminate any Plan.

                         (iv)    No event requiring notice to the PBGC under
Section 302(f)(4)(A) of ERISA has occurred or is reasonably expected to occur with respect to any Plan, and no amendment with respect to which security is required under Section 307 of ERISA has been made or is reasonably expected to be made to any Plan.

                         (v)     The aggregate actuarial present value of all
benefit liabilities (whether or not vested) under each Plan, determined on a plan termination basis, as disclosed in, and as of the date of, the most recent actuarial report for such Plan, does not exceed the aggregate fair market value of the assets of such Plan.

                         (vi)    No Borrower or any other member of the ERISA
Group has incurred or reasonably expects to incur any material withdrawal liability under ERISA to any

Multiemployer Plan or Multiple Employer Plan. No Borrower or any other member of the ERISA Group has been notified by any Multiemployer Plan or Multiple Employer Plan that such Multiemployer Plan or Multiple Employer Plan has been terminated within the meaning of Title IV of ERISA and, to the best knowledge of the Borrower, no Multiemployer Plan or Multiple Employer Plan is reasonably expected to be reorganized or terminated, within the meaning of Title IV of ERISA.

                         (vii)   To the extent that any Benefit Arrangement is
insured, the Borrowers and all other members of the ERISA Group have paid when due all premiums required to be paid for all periods through the Closing Date. To the extent that any Benefit Arrangement is funded other than with insurance, the Borrowers and all other members of the ERISA Group have made when due all contributions required to be paid for all periods through the Closing Date.

                         (viii)  All Plans, Benefit Arrangements and
Multiemployer Plans have been administered in accordance with their terms and applicable Law.

               5.1.23    Employment Matters.
                         ------------------

               Each of the Loan Parties and each of their Subsidiaries is in compliance with the Labor Contracts and all applicable federal, state and local labor and employment Laws including those related to equal employment opportunity and affirmative action, labor relations, minimum wage, overtime, child labor, medical insurance continuation, worker adjustment and relocation notices, immigration controls and worker and unemployment compensation, where the failure to comply would constitute a Material Adverse Change. There are no outstanding grievances, arbitration awards or appeals therefrom arising out of the Labor Contracts or current or threatened strikes, picketing, handbilling or other work stoppages or slowdowns at facilities of any of the Loan Parties or any of their Subsidiaries which in any case would constitute a Material Adverse Change. The Borrowers have delivered to the Agent true and correct copies of each of the Labor Contracts.

               5.1.24    Environmental Matters.
                         ---------------------

               Except as disclosed on Schedule 5.1.24:
                                      ---------------

                         (i)     None of the Loan Parties or any Subsidiaries of
any Loan Party has received any material Environmental Complaint from any Official Body or private Person alleging that such Loan Party or Subsidiary or any prior or subsequent owner of any of the Property is a potentially responsible party under the Comprehensive Environmental Response, Cleanup and Liability Act, 42 U.S.C. (S) 9601, et seq., and none of the Loan Parties has any
                                   -- ---
reason to believe that such an Environmental Complaint might be received. There are no pending or, to any Loan Party's knowledge, threatened Environmental Complaints relating to any Loan Party or Subsidiary of any Loan Party or, to any Loan Party's knowledge, any prior or subsequent owner of any of the Property pertaining to, or arising out of, any material Environmental Conditions.

                         (ii)    There are no circumstances at, on or under any
of the Property that constitute a breach of or non-compliance with any of the Environmental Laws, and there are no past or present Environmental Conditions at, on or under any of the Property or, to any Loan Party's knowledge, at, on or under adjacent property, that prevent compliance with the Environmental Laws at any of the Property.

                         (iii)   Neither any of the Property nor any structures,
improvements, equipment, fixtures, activities or facilities thereon or thereunder contain or use Regulated Substances except in substantial compliance with Environmental Laws. There are no processes, facilities, operations, equipment or other activities at, on or under any of the Property, or, to any Loan Party's knowledge, at, on or under adjacent property, that currently result in the release or threatened release of Regulated Substances onto any of the Property, except to the extent that such releases or threatened releases are not a substantial breach of or otherwise not a violation of the Environmental Laws.

                         (iv)    There are no aboveground storage tanks,
underground storage tanks or underground piping associated with such tanks, used for the management of Regulated Substances at, on or under any of the Property that (a) do not have, to the extent required by Environmental Laws, a full operational secondary containment system in place, and (b) are not otherwise in compliance with all Environmental Laws. There are no abandoned underground storage tanks or underground piping associated with such tanks, previously used for the management of Regulated Substances at, on or under any of the Property that have not either been closed in place in accordance with Environmental Laws or removed in compliance with all applicable Environmental Laws and no contamination associated with the use of such tanks exists on any of the Property that is not in compliance with Environmental Laws.

                         (v)     Each Loan Party and each Subsidiary of any Loan
Party has all material permits, licenses, authorizations, plans and approvals necessary under the Environmental Laws for the conduct of the business of such Loan Party or Subsidiary as presently conducted. Each Loan Party and each Subsidiary of any Loan Party has submitted all material notices, reports and other filings required by the Environmental Laws to be submitted to an Official Body which pertain to past and current operations on any of the Property.

                         (vi)    All past and present on-site generation,
storage, processing, treatment, recycling, reclamation, disposal or other use or management of Regulated Substances at, on, or under any of the Property and all off-site transportation, storage, processing, treatment, recycling, reclamation, disposal or other use or management of Regulated Substances have been done materially in accordance with the Environmental Laws.

               5.1.25    Senior Debt Status.
                         ------------------

                         (i)     The Obligations of each Loan Party under this
Agreement, the Notes, the Guaranty Agreement and each of the other Loan Documents to which it is a party do rank and will rank at least pari passu in
                                                                ---- -----
priority of payment with all other

Indebtedness of such Loan Party except Indebtedness of such Loan Party to the extent secured by Permitted Liens. There is no Lien upon or with respect to any of the properties or income of any Loan Party or Subsidiary of any Loan Party which secures indebtedness or other obligations of any Person except for Permitted Liens.

               5.1.26    Medicare/Medicaid.
                         -----------------

                         (i)     The Borrowers that are approved providers or
suppliers for the Medicare and Medicaid programs are listed on Schedule 5.1.26. Those Borrowers have not been notified by any federal or state regulator or any fiscal intermediary or carrier of any material denial, material claimback, material setoff or other material adverse adjustment to a receivable.

               5.1.27    Billing Investigation.
                         ---------------------

                         (i)     None of the Borrowers, to the best of their
knowledge, is under investigation for, in settlement negotiations with or settling any claim under the Medicare or Medicaid program or with any third party payor relating to allegations of erroneous or fraudulent billing. Any settlements of claims of erroneous or fraudulent billing, if any, made within the last five years have been disclosed in writing to the Banks.

               5.1.28    Franchise Agreements.
                         --------------------

               None of the franchise agreements to which any Borrower is a franchisor prohibits the assignment by a Person acting through the franchisor.

          5.2  Updates to Schedules.
               --------------------

               Should any of the information or disclosures provided on any of the Schedules attached hereto become outdated or incorrect in any material respect, the Borrowers shall provide the Agent by the later of January 15, 1997 or as otherwise provided in this Agreement and, thereafter, at the time that annual financial statements are provided, in writing with such revisions or updates to such Schedule as may be necessary or appropriate to update or correct same; provided, however, that no Schedule shall be deemed to have been amended,
      --------
modified or superseded by any such correction or update, nor shall any breach of warranty or representation resulting from the inaccuracy or incompleteness of any such Schedule be deemed to have been cured thereby, unless and until the Required Banks, in their reasonable discretion, shall have accepted in writing such revisions or updates to such Schedule.


                          6.   CONDITIONS OF LENDING
                               ---------------------

          The obligation of each Bank to make Loans and of the Agent to issue Letters of Credit hereunder is subject to the performance by each of the Loan Parties of its Obligations to be performed hereunder at or prior to the making of any such Loans or issuance of such Letters of Credit and to the satisfaction of the following further conditions:

          6.1  First Loans.
               -----------

          On the Closing Date:

               6.1.1     Officer's Certificate.
                         ---------------------

               The representations and warranties of each of the Loan Parties contained in Section 5 and in each of the other Loan Documents shall be true and accurate on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein and except changes in representations and warranties that, in the determination of the Required Banks are reasonably likely to result in a Material Adverse Change), and each of the Loan Parties shall have performed and complied with all covenants and conditions hereof and thereof, no Event of Default or Potential Default shall have occurred and be continuing or shall exist; and there shall be delivered to the Agent for the benefit of each Bank a certificate of each of the Loan Parties, dated the Closing Date to each such effect and signed by two of the following officers: the Chief Executive Officer, President, Chief Financial Officer, Secretary or Assistant Secretary of each of the Loan Parties.

               6.1.2     Secretary's Certificate.
                         -----------------------

               There shall be delivered to the Agent for the benefit of each Bank a certificate dated the Closing Date and signed by the Secretary or an Assistant Secretary of each of the Loan Parties, certifying as appropriate as to:

                         (i)     all action taken by each Loan Party in
connection with this Agreement and the other Loan Documents;

                         (ii)    the names of the officer or officers authorized
to sign this Agreement and the other Loan Documents and the true signatures of such officer or officers and specifying the Authorized Officers permitted to act on behalf of each Loan Party for purposes of this Agreement and the true signatures of such officers, on which the Agent and each Bank may conclusively rely; and

                         (iii)   copies of its organizational documents,
including its certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation, and limited liability company agreement as in effect on the Closing Date certified by the appropriate state official where such documents are filed in a state office together with certificates from the appropriate state officials as to the continued existence and good standing (or subsistence) of each Loan Party in each state where organized or qualified to do business and a bring-down certificate by facsimile dated the Closing Date.

               6.1.3     Delivery of Loan Documents.
                         --------------------------

               The Guaranty Agreement, Notes, Patent, Trademark and Copyright Assignment, Pledge Agreement, Intercompany Subordination Agreement and Security Agreement shall have been duly executed and delivered to the Agent for the benefit of the Banks, together with all appropriate financing statements and appropriate stock powers and certificates evidencing the Shares, the Partnership Interests and the LLC Interests.

               6.1.4     Opinion of Counsel.
                         ------------------

                         (i)     There shall be delivered to the Agent for the
benefit of each Bank a written opinion of Wolf, Block, Schorr and Solis-Cohen, counsel for the Loan Parties (who may rely on the opinions of such other counsel as may be acceptable to the Agent), dated the Closing Date and in form and substance satisfactory to the Agent and its counsel as to such other matters incident to the transactions contemplated herein as the Agent may reasonably request.

               6.1.5     Legal Details.
                         -------------

               All legal details and proceedings in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be in form and substance satisfactory to the Agent and counsel for the Agent, and the Agent shall have received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Agent and said counsel, as the Agent or said counsel may reasonably request.

               6.1.6     Payment of Fees.
                         ---------------

               The Borrowers shall have paid or caused to be paid to the Agent for itself and for the account of the Banks to the extent not previously paid the Closing Fee, the Arrangement Fee, a fee of $42,000 to Ernst & Young LLP for conducting an Agreed Upon Procedures Engagement, counsel fees, all other commitment and other fees accrued through the Closing Date and the costs and expenses for which the Agent and the Banks are entitled to be reimbursed.

               6.1.7     Consents.
                         --------

               All material consents required to effectuate the transactions contemplated hereby as set forth on Schedule 5.1.13 shall have been obtained.
                                    ---------------

               6.1.8     Officer's Certificate Regarding MACs.
                         ------------------------------------

               Since December 31, 1995, no Material Adverse Change shall have occurred; prior to the Closing Date, there shall have been no material change in the management of any Loan Party or Subsidiary of any Loan Party; and there shall have been delivered to the

Agent for the benefit of each Bank a certificate of the Loan Parties dated the Closing Date and signed on behalf of the Loan Parties by any two of the Chief Executive Officer, President, Chief Financial Officer, Secretary or Assistant Secretary of each Loan Party to each such effect.

               6.1.9     No Violation of Laws.
                         --------------------

               The making of the Loans and the issuance of the Letters of Credit shall not contravene any Law applicable to any Loan Party or any of the Banks.

               6.1.10    No Actions or Proceedings.
                         -------------------------

               No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, this Agreement, the other Loan Documents or the consummation of the transactions contemplated hereby or thereby or which, in the Agent's reasonable judgment, would make it inadvisable to consummate the transactions contemplated by this Agreement or any of the other Loan Documents.

               6.1.11    Insurance Policies; Certificates of Insurance;
                         ----------------------------------------------
Endorsements.
------------

               The Loan Parties shall have delivered evidence acceptable to the Agent that adequate insurance in compliance with Section 7.1.3 is in full force and effect and that all premiums then due thereon have been paid, together with a certified copy of each Loan Party's casualty insurance policy or policies evidencing coverage satisfactory to the Agent, with additional insured, mortgagee and lender loss payable special endorsements attached thereto in form and substance satisfactory to the Agent and its counsel naming the Agent as additional insured, mortgagee and lender loss payee.

               6.1.12    Landlord's Waiver.
                         -----------------

                         (i)     The Loan Parties shall have delivered an
executed Landlord's Waiver from the lessor for each leased location where Collateral valued in excess of $500,000 is located with the exception of the lessor of a property in Oklahoma City, Oklahoma.

          6.2  Each Additional Loan.
               --------------------

          At the time of making any Loans or issuing any Letters of Credit other than Loans made or Letters of Credit issued on the Closing Date and after giving effect to the proposed extensions of credit: the representations and warranties of the Loan Parties contained in Section 5 and in the other Loan Documents shall be true on and as of the date of such additional Loan or Letter of Credit with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which expressly relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein and except changes to representations and warranties that, in the good faith determination of the Required Banks, would not constitute a

Material Adverse Change) and the Loan Parties shall have performed and complied with all covenants and conditions hereof; no Event of Default or Potential Default shall have occurred and be continuing or shall exist; the making of the Loans or issuance of such Letter of Credit shall not contravene any Law applicable to any Loan Party or Subsidiary of any Loan Party or any of the Banks; the Borrowers shall have delivered to the Agent a duly executed and completed Loan Request or application for a Letter of Credit as the case may be; and the Borrowers shall have delivered to the Agent a certificate showing Availability for the Loan.


                                7.   COVENANTS
                                     ---------

          7.1  Affirmative Covenants.
               ---------------------

          The Loan Parties, jointly and severally, covenant and agree that until payment in full of the Loans, Reimbursement Obligations and Letter of Credit Borrowings, and interest thereon, expiration or termination of all Letters of Credit, satisfaction of all of the Loan Parties' other Obligations under the Loan Documents and termination of the Revolving Credit Commitments, the Loan Parties shall comply at all times with the following affirmative covenants:

               7.1.1     Preservation of Existence, Etc.
                         ------------------------------

               Each Loan Party shall, and shall cause each of its Subsidiaries to, maintain its legal existence as a corporation, limited partnership or limited liability company and its license or qualification and good standing in each jurisdiction in which its ownership or lease of property or the nature of its business makes such license or qualification necessary, except as otherwise expressly permitted in Section 7.2.6.

               7.1.2     Payment of Liabilities, Including Taxes, Etc.
                         --------------------------------------------

               Each Loan Party shall, and shall cause each of its Subsidiaries to, duly pay and discharge all liabilities to which it is subject or which are asserted against it, promptly as and when the same shall become due and payable, including all taxes, assessments and governmental charges upon it or any of its properties, assets, income or profits, prior to the date on which penalties attach thereto, except to the extent that such liabilities, including taxes, assessments or charges, are being contested in good faith and by appropriate and lawful proceedings diligently conducted and for which such reserve or other appropriate provisions, if any, as shall be required by GAAP shall have been made, but only to the extent that failure to discharge any such liabilities would not result in any additional liability which would adversely affect to a material extent the financial condition of any Loan Party or Subsidiary of any Loan Party or which would affect the Collateral, provided that the Loan Parties
                                                 --------
and their Subsidiaries will pay all such liabilities forthwith upon the commencement of proceedings to foreclose any Lien which may have attached as security therefor.

               7.1.3     Maintenance of Insurance.
                         ------------------------

               Each Loan Party shall, and shall cause each of its Subsidiaries to, insure its properties and assets against loss or damage by fire and such other insurable hazards as such assets are commonly insured (including fire, extended coverage, property damage, workers' compensation, public liability and business interruption insurance) and against other risks (including errors and omissions) in such amounts as similar properties and assets are insured by prudent companies in similar circumstances carrying on similar businesses, and with reputable and financially sound insurers, including self-insurance to the extent customary, all as reasonably determined by the Agent. At the request of the Agent, the Loan Parties shall deliver to the Agent and each of the Banks (x) on the Closing Date and annually thereafter an original certificate of insurance signed by the Loan Parties' independent insurance broker describing and certifying as to the existence of the insurance on the Collateral required to be maintained by this Agreement and the other Loan Documents, together with a copy of the endorsement described in the next sentence attached to such certificate and (y) from time to time a summary schedule indicating all insurance then in force with respect to each of the Loan Parties. Such policies of insurance shall contain special endorsements, in form and substance acceptable to the Agent, which shall (i) specify the Agent as an additional insured, mortgagee and lender loss payee as its interests may appear, with the understanding that any obligation imposed upon the insured (including the liability to pay premiums) shall be the sole obligation of the applicable Loan Parties and not that of the insured, (ii) provide that no cancellation of such policies for any reason (including non-payment of premium) nor any change therein shall be effective until at least thirty (30) days after receipt by the Agent of written notice of such cancellation or change, (iii) be primary without right of contribution of any other insurance carried by or on behalf of any additional insureds with respect to their respective interests in the Collateral, and (iv) provide that inasmuch as the policy covers more than one insured, all terms, conditions, insuring agreements and endorsements (except limits of liability) shall operate as if there were a separate policy covering each insured. If a Loan Party notifies its insurance agent or carrier of a claim in excess of $500,000 for any incident, the Loan Party will at the same time notify the Agent of the claim. Any moneys received by the Agent constituting insurance proceeds in excess of $500,000 for any incident may, at the option of the Agent, (i) be applied by the Agent to the payment of the Loans in such manner as the Agent may reasonably determine, or (ii) be disbursed to the applicable Loan Parties on such terms as are deemed appropriate by the Agent for the repair, restoration and/or replacement of property in respect of which such proceeds were received.

               7.1.4     Maintenance of Properties and Leases.
                         ------------------------------------

               Each Loan Party shall, and shall cause each of its Subsidiaries to, maintain in good repair, working order and condition (ordinary wear and tear excepted) in accordance with the general practice of other businesses of similar character and size, all of those properties useful or necessary to its business, and from time to time, such Loan Party will make or cause to be made all appropriate repairs, renewals or replacements thereof.

               7.1.5     Maintenance of Patents, Trademarks, Etc.
                         ---------------------------------------

               Each Loan Party shall, and shall cause each of its Subsidiaries to, maintain in full force and effect all patents, trademarks, service marks, trade names, copyrights, licenses, franchises, permits and other authorizations necessary for the ownership and operation of its properties and business if the failure so to maintain the same would constitute a Material Adverse Change.

               7.1.6     Visitation Rights.
                         -----------------

               Each Loan Party shall, and shall cause each of its Subsidiaries to, permit any of the officers or authorized employees or representatives of the Agent or any of the Banks to visit and inspect any of its properties and to examine and make excerpts from its books and records and discuss its business affairs, finances and accounts with its officers, all in such detail and at such times and as often as any of the Banks may reasonably request, provided that
                                                               --------
each Bank shall provide the Borrowers and the Agent with reasonable notice prior to any visit or inspection and provided further that if no Potential Default or
                               -------- -------
Event of Default exists, visits and inspections will occur no more frequently than twice a year and during normal business hours. In the event any Bank desires to conduct an audit of any Loan Party, such Bank shall make a reasonable effort to conduct such audit contemporaneously with any audit to be performed by the Agent. Unless a Potential Default or Event of Default exists, Bank audits will be at the expense of the Bank conducting the audit.

               7.1.7     Keeping of Records and Books of Account.
                         ---------------------------------------

               The Borrowers shall, and shall cause each Subsidiary of the Borrowers to, maintain and keep proper books of record and account which enable the Borrowers and their Subsidiaries to issue financial statements in accordance with GAAP and as otherwise required by applicable Laws of any Official Body having jurisdiction over the Borrowers or any Subsidiary of any of the Borrowers, and in which full, true and correct entries shall be made in all material respects of all its dealings and business and financial affairs.

               7.1.8     Plans and Benefit Arrangements.
                         ------------------------------

               The Borrowers shall, and shall cause each member of the ERISA Group to, comply with ERISA, the Internal Revenue Code and other applicable Laws applicable to Plans and Benefit Arrangements except where any such failure would not result in a Material Adverse Change. Without limiting the generality of the foregoing, the Borrowers shall cause all of their respective Plans and all Plans maintained by any member of the ERISA Group to be funded in accordance with the minimum funding requirements of ERISA and shall make, and cause each member of the ERISA Group to make, in a timely manner, all contributions due to Plans, Benefit Arrangements and Multiemployer Plans except where such failure would not result in a Material Adverse Change.

               7.1.6     Compliance with Laws.
                         --------------------

               Each Loan Party shall, and shall cause each of its Subsidiaries to, comply with all applicable Laws, including all Environmental Laws, in all respects, provided that it shall not be deemed to be a violation of this Section
          --------
7.1.9 if any failure to comply with any Law would not result in fines, penalties, remediation costs, other similar liabilities or injunctive relief any of which would constitute a Material Adverse Change.

               7.1.10    Use of Proceeds.
                         ---------------

                    7.1.10.1  General
                              -------

               The Loan Parties will use the Letters of Credit and the proceeds of the Loans only for (i) general corporate purposes and for working capital,
(ii) to finance Permitted Business Combinations, or (iii) to repay and terminate Indebtedness outstanding under a Credit Agreement by and among Option Care, Inc., Option Care, Inc. (California), Option Care Enterprises, Inc., Option Care Capital Services, Inc., Women's Health, Cordesys Healthcare Management, Inc., The Northern Trust Company and NBD Bank dated June 10, 1993, as amended. The Loan Parties shall not use Letters of Credit and the proceeds of the Loans for any purposes which contravenes any applicable Law or any provision hereof.

                    7.1.10.2  Margin Stock.
                              ------------

               The Loan Parties shall not use the proceeds of the Loans to purchase or carry margin stock as more fully provided in Section 5.1.10.

                    7.1.10.3  Section 20 Subsidiaries.
                              -----------------------

               The Loan Parties will not, directly or indirectly, use any portion of the proceeds of the Loans (i) knowingly to purchase any Ineligible Securities from a Section 20 Subsidiary during any period in which such Section 20 Subsidiary makes a market in such Ineligible Securities, (ii) knowingly to purchase during the underwriting or placement period Ineligible Securities being underwritten or privately placed by a Section 20 Subsidiary, or (iii) to make payments of principal or interest on Ineligible Securities underwritten or privately placed by as Section 20 Subsidiary and issued by or for the benefit of any Loan Party or any Affiliate of any Loan Party.

               7.1.11    Further Assurances.
                         ------------------

               Each Loan Party shall, from time to time, at its expense, faithfully preserve and protect the Agent's Lien on and Prior Security Interest in the Collateral as a continuing first priority perfected Lien, subject only to Permitted Liens, and shall do such other acts and things as the Agent in its sole discretion may deem necessary or advisable from time to time in order to preserve, perfect and protect the Liens granted under the Loan Documents and to exercise and enforce its rights and remedies thereunder with respect to the Collateral.

               7.1.12    Subordination of Intercompany Loans.
                         -----------------------------------

                         (i)     Each Loan Party shall cause any intercompany
Indebtedness, loans or advances owed by any Loan Party to any other Loan Party to be subordinated pursuant to the terms of the Intercompany Subordination Agreement.

               7.1.13    Interest Rate Protection.
                         ------------------------

                         (i)     Borrowers may obtain and maintain interest rate
protection in forms and amounts, using the International Swap Dealers Association, Inc. standard form of agreement, reasonably satisfactory to the Agent and the Agent will advise the Banks of the existence of such protection. If a Bank provides interest rate protection to the Borrowers, the obligations of the Borrowers to the Bank will be secured by a security interest in the Collateral pari passu with the obligations to the Banks under this Agreement. If
           ---- -----
the Borrowers obtain interest rate protection from a Person other than a Bank, the provider of the interest rate protection may have a security interest in the Collateral, but its right of payment will be subordinate to that of the Agent and the Banks.

               7.1.14    Material Agreements.
                         -------------------

                         (i)     The Borrowers will maintain all Material
Agreements unless the failure to maintain one or more Material Agreements is not likely to result in a Material Adverse Change.

               7.1.15    Licenses, Permits, etc.
                         -----------------------

                         (i)     The Borrowers will obtain and take all action
necessary to maintain all material licenses, permits and other approvals necessary to the operations of their businesses.

               7.1.16    Franchise Agreements.
                         ---------------------

               All of the franchise agreements entered into on or after the date of this Agreement by a Borrower as franchisor shall permit assignments by a Person acting through the franchisor.

               7.1.17    Subsidiary Joinder.
                         ------------------

               The Borrowers shall cause any Subsidiary (other than an Excluded Joint Venture) of any Borrower that has assets of $500,000 more to execute and deliver to Agent a Borrower Joinder and a Guarantor Joinder.

               7.1.18    Notices to Payors.
                         -----------------

               Within sixty (60) days of the date of this Agreement and promptly thereafter as any Borrower becomes entitled to receive payments from a third party payor, the Borrowers will send a notice to each third party payor except payors acting through the Medicare and Medicaid programs with which a Borrower does business describing this Agreement and the security interest granted to the Agent in the Borrowers' Accounts. The notice will be in a form satisfactory to the Borrowers and the Agent.

          7.2  Negative Covenants.
               ------------------

          The Loan Parties, jointly and severally, covenant and agree that until payment in full of the Loans, Reimbursement Obligations and Letter of Credit Borrowings and interest thereon, expiration or termination of all Letters of Credit, satisfaction of all of the Loan Parties' other Obligations hereunder and termination of the Revolving Credit Commitments, the Loan Parties shall comply with the following negative covenants:

               7.2.1     Indebtedness.
                         ------------

               Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, at any time create, incur, assume or suffer to exist any Indebtedness, except:

                         (i)     Indebtedness under the Loan Documents;

                         (ii)    Existing Indebtedness as set forth on Schedule
                                                                       --------
7.2.1.A (including any extensions, renewals or refinancings thereof), provided
-------                                                              --------
there is no increase in the amount thereof or other significant change in the terms thereof unless otherwise specified on Schedule 7.2.1 and provided,
                                            --------------
further, that any Indebtedness to sellers (other than earn-out provisions) shall be subordinated to Indebtedness to the Banks on terms substantially similar to those contained in Exhibit __;

                         (iii)   Capitalized and operating leases as and to the
extent permitted under Section 7.2.15;

                         (iv)    Indebtedness secured by Purchase Money Security
Interests not exceeding $3,000,000; and

                         (v)     Indebtedness of a Loan Party to another Loan
Party which is subordinated in accordance with the provisions of Section 7.1.12;

                         (vi)    Indebtedness to sellers in conjunction with
Permitted Business Combinations aggregating less than $5,000,000 and subordinated to Indebtedness to the Banks on terms substantially similar to those contained in Exhibit 7.2.1; and

                         (vii)   Existing Indebtedness to sellers which is
identified on Schedule 7.2.1.B.

               7.2.2     Liens; Negative Pledge.
                         ----------------------

               Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, at any time (i) create, incur, assume or suffer to exist any Lien on any of its property or assets, tangible or intangible, now owned or hereafter acquired, or agree or become liable to do so, except Permitted Liens and any lien inadvertently created, securing an amount less than $75,000 which shall be terminated within thirty (30) days of its discovery by any Loan Party; or (ii) agree with any other Person that it will not create, incur, assume or suffer to exist any Lien on any of its property or assists, tangible or intangible, now owned or hereafter acquired.

               7.2.3     Guaranties.
                         ----------

               Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, at any time, directly or indirectly, become or be liable in respect of any Guaranty, or assume, guarantee, become surety for, endorse or otherwise agree, become or remain directly or contingently liable upon or with respect to any obligation or liability of any other Person, except for (i) Guaranties of Indebtedness of the Loan Parties permitted hereunder and (ii) inter-Loan Party Guaranties.

               7.2.4     Loans and Investments.
                         ---------------------

               Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, at any time make or suffer to remain outstanding any loan or advance to, or purchase, acquire or own any stock, bonds, notes or securities of, or any partnership interest (whether general or limited) or limited liability company interest in, or any other investment or interest in, or make any capital contribution to, any other Person, or agree, become or remain liable to do any of the foregoing, except:

                         (i)     trade credit extended on usual and customary
terms in the ordinary course of business;

                         (ii)    advances to employees to meet expenses incurred
by such employees in the ordinary course of business;

                         (iii)   Permitted Investments;

                         (iv)    Permitted Business Combinations;

                         (v)     Investments permitted by Section 7.2.7;

                         (vi)    Investments permitted by Section 7.2.9; and

                         (vii)   loans, advances and investments in other Loan
Parties.

               7.2.5     Dividends and Related Distributions.
                         -----------------------------------

               Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, make or pay, or agree to become or remain liable to make or pay, any dividend or other distribution of any nature (whether in cash, property, securities or otherwise) on account of or in respect of its shares of capital stock, partnership interests or limited liability company interests on account of the purchase, redemption, retirement or acquisition of its shares of capital stock (or warrants, options or rights therefor), partnership interests or limited liability company interests, except dividends or other distributions payable to another Loan Party.

               7.2.6     Liquidations and Permitted Business Combinations.
                         ------------------------------------------------

               Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, dissolve, liquidate or wind-up its affairs, or become a party to any merger or consolidation, or acquire by purchase, lease or otherwise all or substantially all of the assets or capital stock of any other Person, provided that
--------

               (1) any Loan Party other than Option Care, Inc. may consolidate or merge into another Loan Party which is wholly-owned by one or more of the other Loan Parties, and

               (2) any Loan Party may acquire, whether by purchase or by merger, (A) more than 50% of the ownership interests and voting rights of another Person or (B) substantially all of assets of another Person or of a business or division of another Person (each an "Permitted Acquisition"), provided that each of the following requirements is met:
--------

                    (i) such Person shall be a corporation, limited liability company or other entity with respect to applicable state law provided that the owners of all stock or other ownership interests in such entity shall not be liable for any obligations of such entity or for the claims of any creditors thereof,

                    (ii) if Loan Party is acquiring the ownership interests in such Person, such Person shall execute a Guarantor Joinder and join this Agreement as a Borrower and a Guarantor pursuant to Section 10.18 and such Person and its owners shall grant Liens in the assets and stock or other ownership interests in such Person and otherwise comply with Section 10.18 on or before the date of such Permitted Acquisition,

                    (iii) in an asset acquisition, the board of directors or other equivalent governing body of such Person shall have approved such Permitted Acquisition and the Loan Parties shall have delivered to the Banks written evidence of such approval prior to such Permitted Acquisition and in a tender offer, the board of directors or other equivalent governing body of such Person does not oppose such Permitted Acquisition,

                    (iv) the business acquired, or the business conducted by the Person whose ownership interests are being acquired, as applicable, shall be substantially the same as one or more line or lines of business conducted by the Loan Parties and shall comply with Section 7.2.10,

                    (v) immediately prior to and after giving effect to such Permitted Acquisition, (A) no payment default exists, (B) no violation of
Section 7.1.6 or Section 7.2 exists, (C) the Agent has not sent a notice of a violation of Section 7.1 which has not been cured and (D) no Event of Default exits,

                    (vi) the Borrowers shall demonstrate on a pro forma basis that they shall be in compliance with all the covenants contained in this Agreement after giving effect to such Permitted Acquisition by delivering at least five (5) Business Days prior to such Permitted Acquisition a certificate evidencing such compliance,

                    (vii) the Person shall have delivered an executed Security Agreement, and any other security documents deemed necessary or desirable by the Agent, and, at least fifteen (15) days after the later of the closing or transmission to the Agent of the information, financing statements,

                    (viii) if the Loan Party is acquiring less than 100% of the ownership interests and voting rights of another Person, the Loan Party shall have delivered to the Agent a certificate from each minority investor in the Person acknowledging that the Person will execute a Borrower Joinder and a Guarantor Joinder, and

                    (ix) the Consideration paid by the Loan Parties for such Acquisition shall not exceed $2,500,000 without the prior approval of the Required Banks which shall not be unreasonably withheld (a decision to be made in ten (10) Business Days after receipt of complete information) and after giving effect to such Permitted Acquisition, the Consideration paid by the Loan Parties for all Permitted Acquisitions made during the current fiscal year of the Loan Parties shall not exceed $10,000,000 without the prior approval of the Required Banks which shall not be unreasonably withheld (a decision to be made in ten (10) Business Days after receipt of complete information).

If the ownership interest in the Permitted Acquisition of a Loan Party is less than 80%, only a portion (the "Portion") of the revenues and expenses of that entity will be included in performing calculations required by the Loan Documents. The Portion will be a percentage equal to the percentage ownership interest acquired by the Loan Party.

Subject to the above limitations, Permitted Acquisitions may include any merger or acquisition, whether accounted for under GAAP as a purchase or a pooling of interests and regardless of whether the value of the Consideration paid or received is comprised of cash, common stock, preferred stock, assets or partnership interests, estimated value of earn-outs or other means.

               7.2.7     Dispositions of Assets or Subsidiaries.
                         --------------------------------------

               Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, sell, convey, assign, sell and leaseback, abandon or otherwise transfer or dispose of, voluntarily or involuntarily, any of its properties or assets, tangible or intangible (including sale, assignment, discount or other disposition of accounts, contract rights, chattel paper, equipment or general intangibles with or without recourse or of capital stock, shares of beneficial interest, partnership interests or limited liability company interests of a Subsidiary of such Loan Party), except, subject to
Section 4.4.2:

                         (i)     transactions involving the sale of inventory in
the ordinary course of business;

                         (ii)    any sale, transfer or lease of assets in the
ordinary course of business which are no longer necessary or required in the conduct of such Loan Party's or such Subsidiary's business;

                         (iii)   any sale, transfer or lease of assets by any
Subsidiary of such Loan Party to another Loan Party;

                         (iv)    any sale, refranchise, transfer or lease of
assets in the ordinary course of business which are replaced by substitute assets acquired or leased within the parameters of Section 7.2.15, provided such
                                                                   --------
substitute assets are subject to the Banks' Prior Security Interest;

                         (v)     any sale, transfer or sale/leaseback of net
tangible assets valued at less than $500,000; or

                         (vi)    any sales resulting in a refranchise agreement
as long as such sales (A) do not convey tangible assets with aggregate book values exceeding $2,000,000 and (B) do not result in the creating of additional goodwill for the Loan Parties of more than $2,000,000;

                         (vii)   any sale, transfer or sale/leaseback of assets,
other than those specifically excepted pursuant to clauses (i) through (vi) above, which is approved by the Required Banks so long as the proceeds, net of transaction costs and taxes at statutory tax rates, are applied as a mandatory prepayment of the Loans and permanent reductions of the commitment.

               7.2.8     Affiliate Transactions.
                         ----------------------

               Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, enter into or carry out any transaction (including purchasing property or services from or selling property or services to any Affiliate of any Loan Party or other Person) unless such transaction is not otherwise prohibited by this Agreement, is entered into in the ordinary course of business upon fair and reasonable arm's-length terms and conditions which are fully disclosed to the Agent and is in accordance with all applicable Law; provided, however, that the Loan Parties may engage in transactions with
     --------
Dr. John N. Kapoor and his Affiliates aggregating not more than $250,000 in any fiscal year and provided, further, that Indebtedness incurred subject to the
                --------
Intercompany Subordination Agreement is permitted.

               7.2.9     Subsidiaries, Partnerships and Joint Ventures.
                         ---------------------------------------------

               Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, own or create directly or indirectly any Affiliates or engage in joint ventures other than (i) Excluded Joint Ventures; (ii) any Affiliate which has joined this Agreement as a Borrower and Guarantor on the Closing Date; and (iii) any Affiliate formed after the Closing Date which joins this Agreement as a Guarantor pursuant to Section 10.18, provided that such Affiliate shall grant and cause to be perfected first priority Liens to the Agent for the benefit of the Banks in the assets held by, and stock of or other ownership interests in, such Affiliate. Excluded Joint Ventures shall mean (i) loans to franchisees ("Franchisee Loans") aggregating, at any time, $300,000 or less and (ii) affiliates or joint venture subsidiaries of a Loan Party for which the Loan Parties have no more than a 74% interest (and as long as financial statements of the Excluded Joint Venture are not consolidated with any Borrower's) and for which the Loan Parties have paid Consideration aggregating no more than $1,000,000 less the amount of Franchisee Loans outstanding.

               7.2.10    Continuation of or Change in Business.
                         -------------------------------------

               Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, engage in any business other than the delivery, management and coordination of home health care services, substantially as conducted and operated by such Loan Party or Subsidiary during the present fiscal year, and such Loan Party or Subsidiary shall not permit any material change in such business.

               7.2.11    Plans and Benefit Arrangements.
                         ------------------------------

               Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to:

                         (i)     fail to satisfy the minimum funding
requirements of ERISA and the Internal Revenue Code with respect to any Plan where such failure is likely to result in a Material Adverse Change;

                         (ii)    request a minimum funding waiver from the
Internal Revenue Service with respect to any Plan;

                         (iii)   engage in a Prohibited Transaction with any
Plan, Benefit Arrangement or Multiemployer Plan which would constitute a Material Adverse Change;

                         (iv)    permit the aggregate actuarial present value of
all benefit liabilities (whether or not vested) under each Plan, determined on a plan termination basis, as disclosed in the most recent actuarial report completed with respect to such Plan, to exceed, as of any actuarial valuation date, the fair market value of the assets of such Plan;

                         (v)     fail to make when due any contribution to any
Multiemployer Plan that any Borrower or any member of the ERISA Group may be required to make under any agreement relating to such Multiemployer Plan, or any Law pertaining thereto, where such failure is likely to result in a Material Adverse Change;

                         (vi)    withdraw (completely or partially) from any
Multiemployer Plan or withdraw (or be deemed under Section 4062(e) of ERISA to withdraw) from any Multiple Employer Plan, where any such withdrawal is likely to result in a Material Adverse Change.

                         (vii)   terminate, or institute proceedings to
terminate, any Plan, where such termination is likely to result in a Material Adverse Change;

                         (viii)  make any amendment to any Plan with respect to
which security is required under Section 307 of ERISA; or

                         (ix)    fail to give any and all notices and make all
disclosures and governmental filings required under ERISA or the Internal Revenue Code, where such failure is likely to result in a Material Adverse Change.

               7.2.12    Fiscal Year.
                         -----------

               The Borrowers shall not, and shall not permit any Subsidiary of any Borrower to, change its fiscal year from the twelve-month period beginning January 1 and ending December 31.

               7.2.13    Issuance of Stock.
                         -----------------

               Each of the Loan Parties other than Option Care, Inc. (DE) shall not, and shall not permit any of its Subsidiaries to, issue any additional shares of its capital stock or any options, warrants or other rights in respect thereof unless the issuance is to another Loan Party and stock or other rights are pledged to the Agent for the benefit of the Banks pursuant to Pledge Agreements.

               7.2.14    Changes in Organizational Documents.
                         -----------------------------------

               Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, amend in any respect its certificate of incorporation (including any provisions or resolutions relating to capital stock), by-laws, certificate of limited partnership, partnership agreement, certificate of formation, limited liability company agreement or other organizational documents in the event such change would be adverse to the Banks as determined by the Agent in its sole discretion, without obtaining the prior written consent of the Required Banks. The Loan Parties will provide true and correct copies of all amendments to organizational documents to the Agent at the time annual financial statements are delivered.

               7.2.15    Leases.
                         ------

               Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, make any payments exceeding $5,000,000 in the aggregate in any fiscal year on account of the rental or lease of real or personal property of any other Person and all such leases shall be made under usual and customary terms and in the ordinary course of business.

               7.2.16    Maximum Leverage Ratio.
                         ----------------------

               The Loan Parties shall not at any time permit the ratio of Consolidated Total Funded Debt to Consolidated Cash Flow From Operations to exceed 3.0:1.0.

               7.2.17    Minimum Interest Coverage Ratio.
                         -------------------------------

               The Loan Parties shall not permit the ratio of the sum of net income plus interest plus taxes of the Loan Parties to consolidated interest expense of the Loan Parties, calculated as of the end of each fiscal quarter for the four fiscal quarters then ended, to be less than 3.0:1.0.

               7.2.18    Minimum Net Worth.
                         -----------------

               The Borrowers shall not at any time permit Consolidated Net Worth to be less than 95% of Consolidated Net Worth on the Closing Date plus 50% of positive net income thereafter plus 100% of all increases in capital stock and additional paid in capital from issuances of equity securities and other equity capital investments, less costs of issuance.

               7.2.19    Minimum Capitalization.
                         ----------------------

               The Loan Parties shall not at any time permit the ratio of Consolidated Total Funded Debt to the sum of Consolidated Total Funded Debt plus Consolidated Net Worth to exceed 0.45:1.

          7.3   Reporting Requirements.
                ----------------------

                The Loan Parties, jointly and severally, covenant and agree that until payment in full of the Loans, Reimbursement Obligations and Letter of Credit Borrowings and interest thereon, expiration or termination of all Letters of Credit, satisfaction of all of the Loan Parties' other Obligations hereunder and under the other Loan Documents and termination of the Revolving Credit Commitments, the Loan Parties will furnish or cause to be furnished to the Agent and each of the Banks:

                7.3.1     Monthly Financial Statements.
                          ----------------------------

                Within forty-five (45) calendar days after the end of each calendar month, Option Care, Inc.'s consolidated financial statement of operations.

                7.3.2     Quarterly Financial Statements.
                          ------------------------------

                Within forty-five (45) calendar days after the end of each of the first three fiscal quarters in each fiscal year, financial statements of Option Care, Inc., consisting of a consolidated and consolidating balance sheet as of the end of such fiscal quarter and related consolidated and consolidating statements of income, stockholders' equity and cash flows for the fiscal quarter then ended and the fiscal year through that date, all in reasonable detail and certified (subject to normal year-end audit adjustments) by the Chief Executive Officer, President or Chief Financial Officer of Option Care, Inc. as having been prepared in accordance with GAAP, consistently applied, and setting forth in comparative form the respective financial statements for the corresponding date and period in the previous fiscal year.

                7.3.3     Annual Financial Statements.
                          ---------------------------

                Within ninety (90) days after the end of each fiscal year of Option Care, Inc., financial statements of Option Care, Inc. consisting of a consolidated and consolidating balance sheet as of the end of such fiscal year, and related consolidated and consolidating statements of income, stockholders' equity and cash flows for the fiscal year then ended, all in reasonable detail and setting forth in comparative form the financial statements as of the end of and for the preceding fiscal year, and certified by independent certified public accountants of nationally recognized standing. The certificate or report of accountants shall be free of qualifications (other than any consistency qualification that may result from a change in the method used to prepare the financial statements as to which such accountants concur).

                7.3.4     Certificate of Option Care, Inc.
                          -------------------------------

                Concurrently with the financial statements of Option Care, Inc. furnished to the Agent and to the Banks pursuant to Sections 7.3.2 and 7.3.3, a certificate of Option Care, Inc. signed by the Chief Executive Officer, President or Chief Financial Officer of Option Care, Inc., in the form of
Exhibit 8.3.4, to the effect that, except as described pursuant to Section
-------------
7.3.5, (i) no Event of Default or Potential Default exists and is continuing on the date of such certificate and (ii) containing calculations in sufficient detail to demonstrate compliance as of the date of such financial statements with all financial covenants contained in Section 7.2.

                7.3.5     Notice of Default.
                          -----------------

                Promptly after any executive officer of Option Care, Inc. has learned of the occurrence of an Event of Default or Potential Default, a certificate signed on behalf of the Loan parties by an executive officer of Option Care, Inc. setting forth the details of such Event of

Default or Potential Default and the action which the such Loan Party proposes to take with respect thereto.

                7.3.6     Notice of Litigation.
                          --------------------

                Promptly after the commencement thereof, notice of all actions, suits, proceedings or investigations before or by any Official Body or any other Person against any Loan Party or Subsidiary of any Loan Party which relate to the Collateral, involve a claim or series of claims in excess of $1,000,000 or which if adversely determined would constitute a Material Adverse Change.

                7.3.7     Certain Events.
                          --------------

                Written notice to the Agent:

                          (i)     at least ten (10) calendar days after closing,
with respect to any proposed sale or transfer of assets pursuant to Section 7.2.7(iv) or (vi), and

                          (ii)    at least ten (10) calendar days prior thereto,
with respect to any change in any Loan Party's locations from the locations set forth in Schedule A to the Security Agreement.

                7.3.8     Budgets, Forecasts, Other Reports and Information.
                          -------------------------------------------------

                Promptly upon their becoming available to Option Care, Inc.:

                          (i)     the annual budget of Option Care, Inc., to be
supplied not later than February 28 of the fiscal year to which any of the foregoing may be applicable,

                          (ii)    any reports including management letters
submitted to Option Care, Inc. by independent accountants in connection with any annual, interim or special audit (but not in connection with consulting), which the Agent and the Banks may use for informational purposes but not for reliance purposes,

                          (iii)   any reports, notices or proxy statements
generally distributed by Option Care, Inc. to its stockholders on a date no later than the date supplied to such stockholders,

                          (iv)    regular or periodic reports, including Forms
10-K, 10-Q and 8-K, registration statements and prospectuses, filed by Option Care, Inc. with the Securities and Exchange Commission,

                          (v)     upon the Agent's reasonable request, a copy of
any order in any proceeding to which Option Care, Inc. or any of its Subsidiaries is a party issued by any Official Body,

                          (vi)    the annual listing of Material Contracts at
the time of the delivery of annual financial statements, and

                         (vii)    such other reports and information as any of
the Banks may from time to time reasonably request. Option Care, Inc. shall also notify the Banks promptly of the enactment or adoption of any Law which may result in a Material Adverse Change.

                7.3.9     Notices Regarding Plans and Benefit Arrangements.
                          ------------------------------------------------

                     7.3.9.1   Certain Events.
                               --------------

                     Promptly upon becoming aware of the occurrence thereof, notice (including the nature of the event and, when known, any action taken or threatened by the Internal Revenue Service or the PBGC with respect thereto) of:

                          (i)     any Reportable Event with respect to Option
Care, Inc. or any other member of the ERISA Group (regardless of whether the obligation to report said Reportable Event to the PBGC has been waived),

                          (ii)    any Prohibited Transaction which could subject
Option Care, Inc. or any other member of the ERISA Group to a civil penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed by Section 4975 of the Internal Revenue Code in connection with any Plan, any Benefit Arrangement or any trust created thereunder where such civil penalty or tax is likely to result in a Material Adverse Change,

                          (iii)   any assertion of material withdrawal liability
with respect to any Multiemployer Plan,

                          (iv)    any partial or complete withdrawal from a
Multiemployer Plan by any Borrower or any other member of the ERISA Group under Title IV of ERISA (or assertion thereof), where such withdrawal is likely to result in material withdrawal liability,

                          (v)     any cessation of operations (by Option Care,
Inc. or any other member of the ERISA Group) at a facility in the circumstances described in Section 4062(e) of ERISA,

                          (vi)    withdrawal by Option Care, Inc. or any other
member of the ERISA Group from a Multiple Employer Plan,

                          (vii)   a failure by Option Care, Inc. or any other
member of the ERISA Group to make a payment to a Plan required to avoid imposition of a Lien under Section 302(f) of ERISA,

                          (viii)  the adoption of an amendment to a Plan
requiring the provision of security to such Plan pursuant to Section 307 of ERISA, or

                          (ix)    any change in the actuarial assumptions or
funding methods used for any Plan, where the effect of such change is to materially increase or materially reduce the unfunded benefit liability or obligation to make periodic contributions.

                     7.3.9.2   Notices of Involuntary Termination and Annual
                               ---------------------------------------------
Reports.
-------

                     Promptly after receipt thereof, copies of (a) all notices received by Option Care, Inc. or any other member of the ERISA Group of the PBGC's intent to terminate any Plan administered or maintained by Option Care, Inc. or any member of the ERISA Group, or to have a trustee appointed to administer any such Plan; and (b) at the request of the Agent or any Bank each annual report (IRS Form 5500 series) and all accompanying schedules, the most recent actuarial reports, the most recent financial information concerning the financial status of each Plan administered or maintained by Option Care, Inc. or any other member of the ERISA Group, and schedules showing the amounts contributed to each such Plan by or on behalf of any Borrower or any other member of the ERISA Group in which any of their personnel participate or from which such personnel may derive a benefit, and each Schedule B (Actuarial Information) to the annual report filed by Option Care, Inc. or any other member of the ERISA Group with the Internal Revenue Service with respect to each such Plan.

                     7.3.9.3   Notice of Voluntary Termination.
                               -------------------------------

                     Promptly upon the filing thereof, copies of any Form 5310, or any successor or equivalent form to Form 5310, filed with the PBGC in connection with the termination of any Plan.


                                 8.   DEFAULT
                                      -------

          8.1   Events of Default.
                -----------------

          An Event of Default shall mean the occurrence or existence of any one or more of the following events or conditions (whatever the reason therefor and whether voluntary, involuntary or effected by operation of Law):

                8.1.1     Payments Under Loan Documents.
                          -----------------------------

                The Borrowers shall fail to pay any principal of any Loan (including scheduled installments, mandatory prepayments or the payment due at maturity), Reimbursement Obligation or Letter of Credit Borrowing or shall fail to pay any interest on any Loan , Reimbursement Obligation or Letter of Credit Borrowing after such principal or interest becomes due in accordance with the terms hereof or thereof, or the Borrowers fail to pay any other amount owing hereunder or under the other Loan Documents after the date provided in an invoice or other notice of payment due;

                8.1.2     Breach of Warranty.
                          ------------------

                Any representation or warranty made at any time by any of the Loan Parties herein or by any of the Loan Parties in any other Loan Document, or in any certificate, other instrument or statement furnished pursuant to the provisions hereof or thereof, shall prove to have been false or misleading in any material respect as of the time it was made or furnished;

                8.1.3     Breach of Negative Covenants or Visitation Rights.
                          -------------------------------------------------

                Any of the Loan Parties shall default in the observance or performance of any covenant contained in Section 7.1.6 or Section 7.2;

                8.1.4     Breach of Other Covenants.
                          -------------------------

                Any of the Loan Parties shall default in the observance or performance of any other covenant, condition or provision hereof or of any other Loan Document and such default shall continue unremedied for a period of thirty
(30) Business Days after the Chief Executive Officer, President, Chief Financial Officer or Corporate Secretary of any Loan Party becomes aware of the occurrence thereof (such grace period to be applicable only in the event such default can be remedied by corrective action of the Loan Parties as determined by the Agent in its sole discretion);

                8.1.5     Defaults in Other Agreements or Indebtedness.
                          --------------------------------------------

                A default or event of default shall occur at any time under the terms of any other agreement involving borrowed money or the extension of credit or any other Indebtedness under which any Loan Party or Subsidiary of any Loan Party may be obligated as a borrower or guarantor in excess of $500,000 in the aggregate, and such breach, default or event of default consists of the failure to pay (beyond any period of grace permitted with respect thereto, whether waived or not) any indebtedness when due (whether at stated maturity, by acceleration or otherwise) or if such breach or default permits (because of nonpayment) or causes the acceleration of any indebtedness (whether or not such right shall have been waived) or the termination of any commitment to lend;

                8.1.6     Final Judgments or Orders.
                          -------------------------

                Any final judgments or orders for the payment of money in excess of $1,000,000 in the aggregate shall be entered against any Loan Party by a court having jurisdiction in the premises, which judgment is not discharged, vacated, bonded or stayed pending appeal within a period of sixty (60) days from the date of entry;

                8.1.7     Loan Document Unenforceable.
                          ---------------------------

                Any of the Loan Documents shall cease to be legal, valid and binding agreements enforceable against the party executing the same or such party's successors and assigns (as permitted under the Loan Documents) in accordance with the respective terms thereof or shall in any way be terminated (except in accordance with its terms) or become or be declared ineffective or inoperative or shall in any way be challenged or contested or cease to give or provide the respective Liens, security interests, rights, titles, interests, remedies, powers or privileges intended to be created thereby;

                8.1.8     Uninsured Losses; Proceedings Against Assets.
                         --------------------------------------------

                There shall occur any material uninsured damage to or loss, theft or destruction of any of the Collateral in excess of $500,000 or the Collateral or any other of the Loan Parties' or any of their Subsidiaries' assets are attached, seized, levied upon or subjected to a writ or distress warrant; or such come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors and the same is not cured within thirty
(30) days thereafter;

                8.1.9     Notice of Lien or Assessment.
                          ----------------------------

                A notice of Lien or assessment which is not a Permitted Lien is filed of record with respect to all or any part of any of the Loan Parties' or any of their Subsidiaries' assets by the United States, or any department, agency or instrumentality thereof, or by any state, county, municipal or other governmental agency, including the PBGC, or any taxes or debts owing at any time or times hereafter to any one of these becomes payable and the same is not paid within thirty (30) days after the same becomes payable;

                8.1.10    Insolvency.
                          ----------

                Any Loan Party or any Subsidiary of a Loan Party ceases to be solvent or admits in writing its inability to pay its debts as they mature;

                8.1.11    Events Relating to Plans and Benefit Arrangements.
                          -------------------------------------------------

                Any of the following occurs: (i) any Reportable Event, which the Agent determines in good faith constitutes grounds for the termination of any Plan by the PBGC or the appointment of a trustee to administer or liquidate any Plan, shall have occurred and be continuing; (ii) non-Loan Party initiated proceedings shall have been instituted or other action taken to terminate any Plan, or a termination notice shall have been filed with respect to any Plan;
(iii) a trustee shall be appointed to administer or liquidate any Plan; (iv) the PBGC shall give notice of its intent to institute proceedings to terminate any Plan or Plans or to appoint a trustee to administer or liquidate any Plan; and, in the case of the occurrence of (i), (ii), (iii) or (iv) above, the Agent determines in good faith that the amount of the Borrower's liability is likely to exceed 10% of its Consolidated Net Worth; (v) any Borrower or any member of the ERISA Group shall fail to make any contributions when due to a Plan or a Multiemployer Plan; (vi) any Borrower or any other member of the ERISA Group shall make any amendment to a Plan with respect to which security is required under Section 307 of ERISA; (vii) any Borrower or any other member of the ERISA Group shall withdraw completely or partially from a Multiemployer Plan; (viii) any Borrower or any other member of the ERISA Group shall withdraw (or shall be deemed under Section 4062(e) of ERISA to withdraw) from a Multiple Employer Plan; or (ix) any applicable Law is adopted, changed or interpreted by any Official Body with respect to or otherwise affecting one or more Plans, Multiemployer Plans or Benefit Arrangements and, with respect to any of the events specified in (v), (vi),
(vii), (viii) or (ix), the Agent determines in good faith that any such occurrence would be reasonably likely to materially and adversely affect the total enterprise represented by the Borrowers and the other members of the ERISA Group;

                8.1.12    Cessation of Business.
                          ---------------------

                Any Loan Party or Subsidiary of a Loan Party ceases to conduct its business as contemplated, except as expressly permitted under Section 7.2.6 or 7.2.7, or any Loan Party or Subsidiary of a Loan Party is enjoined, restrained or in any way prevented by court order from conducting all or any material part of its business and such injunction, restraint or other preventive order is not dismissed within thirty (30) days after the entry thereof;

                8.1.13    Change of Control.
                          -----------------

                (i) Any person or group of persons (within the meaning of Sections 13(a) or 14(a) of the Securities Exchange Act of 1934, as amended) other than Dr. John N. Kapoor and his beneficiaries shall have acquired beneficial ownership of (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said Act) 50% or more of the voting capital stock of Option Care, Inc.; or (ii) within a period of twelve (12) consecutive calendar months, (A) four individuals who were directors of Option Care, Inc. on the first day of such period shall cease to be members of the board of directors of Option Care, Inc. (B) if Dr. John N. Kapoor is no longer a director of Option Care, Inc., any other director ceases to serve in that capacity;

                8.1.14    Change of Management.
                          --------------------

                Any executive officer of Option Care, Inc. shall cease to operate in that capacity and a replacement whom the Banks had the opportunity to interview at least five (5) Business Days before an offer of employment was made shall not be in place at Option Care, Inc. within one year;

                8.1.15    Involuntary Proceedings.
                          -----------------------

                A proceeding shall have been instituted in a court having jurisdiction in the premises seeking a decree or order for relief in respect of any Loan Party or Subsidiary of a Loan Party in an involuntary case under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, or for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator (or similar official) of any Loan Party or Subsidiary of a Loan Party for any substantial part of its property, or for the winding-up or liquidation of its affairs, and such proceeding shall remain undismissed or unstayed and in effect for a period of sixty (60) consecutive days or such court shall enter a decree or order granting any of the relief sought in such proceeding; or

                8.1.16    Voluntary Proceedings.
                          ---------------------

                Any Loan Party or Subsidiary of a Loan Party shall commence a voluntary case under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator (or other similar official) of itself or for any substantial part of its property or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any action in furtherance of any of the foregoing.

           8.2  Consequences of Event of Default.
                --------------------------------

                8.2.1     Events of Default Other Than Bankruptcy, Insolvency or
                          ------------------------------------------------------
Reorganization Proceedings.
--------------------------

                If an Event of Default specified under Sections 8.1.1 through
8.1.14 shall occur and be continuing, the Banks and the Agent shall be, if determined by the Required Banks, under no further obligation to make Loans or issue Letters of Credit, as the case may be, and the Agent may, and upon the request of the Required Banks, shall (i) by written notice to the Borrowers, declare the unpaid principal amount of the Notes then outstanding and all interest accrued thereon, any unpaid fees and all other Indebtedness of the Borrowers to the Banks hereunder and thereunder to be forthwith due and payable, and the same shall thereupon become and be immediately due and payable to the Agent for the benefit of each Bank without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, and (ii) require the Borrowers to, and the Borrowers shall thereupon, deposit in a non-interest bearing account with the Agent, as cash collateral for its Obligations under the Loan Documents, an amount equal to the maximum amount currently or at any time thereafter available to be drawn on all outstanding Letters of Credit, and the Borrowers hereby pledge to the Agent and the Banks, and grant to the Agent and the Banks a security interest in, all such cash as security for such Obligations. Upon the curing of all existing Events of Default to the satisfaction of the Required Banks, the Agent shall return such cash collateral to the Borrower; and

                8.2.2     Bankruptcy, Insolvency or Reorganization Proceedings.
                          ----------------------------------------------------

                If an Event of Default specified under Section 8.1.15 or 8.1.16 shall occur, the Banks shall be under no further obligations to make Loans hereunder and the unpaid principal amount of the Notes then outstanding and all interest accrued thereon, any unpaid fees and all other Indebtedness of the Borrowers to the Banks hereunder and thereunder shall be immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived; and

                8.2.3     Set-off.
                          -------

                If an Event of Default shall occur and be continuing, any Bank to whom any Obligation is owed by any Loan Party hereunder or under any other Loan Document or any participant of such Bank which has agreed in writing to be bound by the provisions of Section 9.13 and any branch, Subsidiary or Affiliate of such Bank or participant anywhere in the world shall have the right, in addition to all other rights and remedies available to it, without notice to such Loan Party, to set-off against and apply to the then unpaid balance of all the Loans and all other Obligations of the Loan Parties hereunder or under any other Loan Document any debt owing to, and any other funds held in any manner for the account of, the Loan Party by such Bank or participant or by such branch, Subsidiary or Affiliate, including all funds in all deposit accounts (whether time or demand, general or special, provisionally credited or finally credited, or otherwise) now or hereafter maintained by the Loan Party for their own respective account (but not including funds held in custodian or trust accounts) with such Bank or participant or such branch, Subsidiary or Affiliate. Such right shall exist whether or not any Bank or the Agent shall have made any demand under this Agreement or any other Loan Document, whether or not such debt owing to or funds held for the account of such Loan Party is or are matured or unmatured and regardless of the existence or adequacy of any Collateral, Guaranty or any other security, right or remedy available to any Bank or the Agent; and

                8.2.4     Suits, Actions, Proceedings.
                          ---------------------------

                If an Event of Default shall occur and be continuing, and if the Required Bank have elected to accelerate the maturity of Loans pursuant to any of the foregoing provisions of this Section 8.2, the Agent or any Bank, if owed any amount with respect to the Notes, may proceed to protect and enforce its rights by suit in equity, action at law and/or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Agreement or the Notes, including as permitted by applicable Law the obtaining of the ex parte appointment of a receiver, and, if such amount shall
                 -- -----
have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of the Agent or such Bank; and

                8.2.5     Application of Proceeds.
                          -----------------------

                From and after the date on which the Agent has taken any action pursuant to this Section 8.2 and until all Obligations of the Loan Parties have been paid in full, any and all proceeds received by the Agent from any sale or other disposition of the Collateral, or any part thereof, or the exercise of any other remedy by the Agent, shall be applied as follows:

                          (i)     first, to reimburse the Agent and the Banks
for out-of-pocket costs, expenses and disbursements, including reasonable attorneys' and paralegals' fees and legal expenses, incurred by the Agent or the Banks in connection with realizing on the Collateral or collection of any Obligations of any of the Loan Parties under any of the Loan Documents, including advances made by the Banks or any one of them or the Agent for the reasonable maintenance, preservation, protection or enforcement of, or realization upon, the Collateral, including advances for taxes, insurance, repairs and the like and reasonable expenses incurred to sell or otherwise realize on, or prepare for sale or other realization on, any of the Collateral;

                          (ii)    second, to the repayment of all Indebtedness
then due and unpaid of the Loan Parties to the Banks incurred under this Agreement or any of the other Loan Documents, whether of principal, interest, fees, expenses or otherwise, in such manner as the Agent may determine in its discretion; and

                          (iii)   the balance, if any, as required by Law.

                8.2.6     Other Rights and Remedies.
                          -------------------------

                In addition to all of the rights and remedies contained in this Agreement or in any of the other Loan Documents, the Agent shall have all of the rights and remedies of a secured party under the Uniform Commercial Code or other applicable Law, all of which rights and remedies shall be cumulative and non-exclusive, to the extent permitted by Law. The Agent may, and upon the request of the Required Banks shall, exercise all post-default rights granted to the Agent and the Banks under the Loan Documents or applicable Law.

           8.3  Notice of Sale.
                --------------

                Any notice required to be given by the Agent of a sale, lease, or other disposition of the Collateral or any other intended action by the Agent, if given ten (10) days prior to such proposed action, shall constitute commercially reasonable and fair notice thereof to the Borrower.

           8.4  Receivables Account.
                -------------------

           The Borrowers agree that, immediately upon the occurrence of an Event of Default, they will cause to be opened at PNC Bank, National Association an account (the "Account"). The Borrowers will immediately notify all account debtors to make payment directly to the Account. The Agent, upon the vote of the Required Banks, may allow the Borrowers to withdraw funds from the Account.

                                9.    THE AGENT
                                      ---------

          9.1   Appointment.
                -----------

          Each Bank hereby irrevocably designates, appoints and authorizes PNC Bank to act as Agent for such Bank under this Agreement and to execute and deliver or accept on behalf of each of the Banks the other Loan Documents. Each Bank hereby irrevocably authorizes, and each holder of any Note by the acceptance of a Note shall be deemed irrevocably to authorize, the Agent to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and any other instruments and agreements referred to herein, and to exercise such powers and to perform such duties hereunder as are specifically delegated to or required of the Agent by the terms hereof, together with such powers as are reasonably incidental thereto. PNC Bank agrees to act as the Agent on behalf of the Banks to the extent provided in this Agreement.

          9.2   Delegation of Duties.
                --------------------

          The Agent may perform any of its duties hereunder by or through agents or employees (provided such delegation does not constitute a relinquishment of
              --------
its duties as Agent) and, subject to Sections 9.5 and 9.6, shall be entitled to engage and pay for the advice or services of any attorneys, accountants or other experts concerning all matters pertaining to its duties hereunder and to rely upon any advice so obtained.

          9.3   Nature of Duties; Independent Credit Investigation.
                --------------------------------------------------

          The Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and no implied covenants, functions, responsibilities, duties, obligations, or liabilities shall be read into this Agreement or otherwise exist. The duties of the Agent shall be mechanical and administrative in nature; the Agent shall not have by reason of this Agreement a fiduciary or trust relationship in respect of any Bank; and nothing in this Agreement, expressed or implied, is intended to or shall be so construed as to impose upon the Agent any obligations in respect of this Agreement except as expressly set forth herein. Without limiting the generality of the foregoing, the use of the term "agent" in this Agreement with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. Each Bank expressly acknowledges (i) that the Agent has not made any representations or warranties to it and that no act by the Agent hereafter taken, including any review of the affairs of any of the Loan Parties, shall be deemed to constitute any representation or warranty by the Agent to any Bank; (ii) that it has made and will continue to make, without reliance upon the Agent, its own independent investigation of the financial condition and affairs and its own appraisal of the creditworthiness of each of the Loan Parties in connection with this Agreement and the making and continuance of the Loans hereunder; and (iii) except as expressly provided herein, that the Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Bank with any credit or other information with respect thereto, whether coming into its possession before the making of any Loan or at any time or times thereafter.

          9.4   Actions in Discretion of Agent; Instructions from the Banks.
                -----------------------------------------------------------

          The Agent agrees, upon the written request of the Required Banks, to take or refrain from taking any action of the type specified as being within the Agent's rights, powers or discretion herein, provided that the Agent shall not
                                             --------
be required to take any action which exposes the Agent to personal liability or which is contrary to this Agreement or any other Loan Document or applicable Law. In the absence of a request by the Required Banks, the Agent shall have authority, in its sole discretion, to take or not to take any such action, unless this Agreement specifically requires the consent of the Required Banks or all of the Banks. Any action taken or failure to act pursuant to such instructions or discretion shall be binding on the Banks, subject to Section
9.6. Subject to the provisions of Section 9.6, no Bank shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting hereunder in accordance with the instructions of the Required Banks, or in the absence of such instructions, in the absolute discretion of the Agent.

          9.5   Reimbursement and Indemnification of Agent by the Borrower.
                ----------------------------------------------------------

          The Borrowers jointly and severally and unconditionally agree to pay or reimburse the Agent and hold the Agent harmless against (a) liability for the payment of all reasonable out-of-pocket costs, expenses and disbursements, including fees and expenses of counsel (including the allocated costs of staff counsel), appraisers and environmental consultants, incurred by the Agent (i) in connection with the development, negotiation, preparation, printing, execution, syndication, interpretation and performance of this Agreement and the other Loan Documents, (ii) relating to any requested amendments, waivers or consents pursuant to the provisions hereof, (iii) in connection with the enforcement of this Agreement or any other Loan Document or collection of amounts due hereunder or thereunder or the proof and allowability of any claim arising under this Agreement or any other Loan Document, whether in bankruptcy or receivership proceedings or otherwise, and (iv) in any workout or restructuring or in connection with the protection, preservation, exercise or enforcement of any of the terms hereof or of any rights hereunder or under any other Loan Document or in connection with any foreclosure, collection or bankruptcy proceedings, and
(b) all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent, in its capacity as such, in any way relating to or arising out of this Agreement or any other Loan Documents or any action taken or omitted by the Agent hereunder or thereunder, provided that the Borrowers shall not be liable for any
                         --------
portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements if the same results from the Agent's gross negligence or willful misconduct, or if the Borrowers were not given notice of the subject claim and the opportunity to participate in the defense thereof, at its expense (except that the Borrowers shall remain liable to the extent such failure to give notice does not result in a loss to the Borrowers), or if the same results from a compromise or settlement agreement entered into without the consent of the

Borrowers, which shall not be unreasonably withheld. At a Loan Party's reasonable request, an officer of the Loan Party may discuss initial budgets developed by counsel for the Agent (as long as such counsel determines that no privilege will be waived as a result of such discussions). Nothing in this
Section 9.5 prevents a Borrower from obtaining its own counsel and controlling its own defense in any action.

          9.6   Exculpatory Provisions; Limitation of Liability.
                -----------------------------------------------

          Neither the Agent nor any of its directors, officers, employees, agents, attorneys or Affiliates shall (a) be liable to any Bank for any action taken or omitted to be taken by it or them hereunder, or in connection herewith including pursuant to any Loan Document, unless caused by its or their own gross negligence or willful misconduct, (b) be responsible in any manner to any of the Banks for the effectiveness, enforceability, genuineness, validity or the due execution of this Agreement or any other Loan Documents or for any recital, representation, warranty, document, certificate, report or statement herein or made or furnished under or in connection with this Agreement or any other Loan Documents, or (c) be under any obligation to any of the Banks to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions hereof or thereof on the part of the Loan Parties, or the financial condition of the Loan Parties, or the existence or possible existence of any Event of Default or Potential Default. No claim may be made by any of the Loan Parties, any Bank, the Agent or any of their respective Subsidiaries against the Agent, any Bank or any of their respective directors, officers, employees, agents, attorneys or Affiliates, or any of them, for any special, indirect or consequential damages or, to the fullest extent permitted by Law, for any punitive damages in respect of any claim or cause of action (whether based on contract, tort, statutory liability, or any other ground) based on, arising out of or related to any Loan Document or the transactions contemplated hereby or any act, omission or event occurring in connection therewith, including the negotiation, documentation, administration or collection of the Loans, and each of the Loan Parties, (for itself and on behalf of each of its Subsidiaries), the Agent and each Bank hereby waive, releases and agree never to sue upon any claim for any such damages, whether such claim now exists or hereafter arises and whether or not it is now known or suspected to exist in its favor. Each Bank agrees that, except for notices, reports and other documents expressly required to be furnished to the Banks by the Agent hereunder or given to the Agent for the account of or with copies for the Banks, the Agent and each of its directors, officers, employees, agents, attorneys or Affiliates shall not have any duty or responsibility to provide any Bank with an credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Loan Parties which may come into the possession of the Agent or any of its directors, officers, employees, agents, attorneys or Affiliates.

          9.7   Reimbursement and Indemnification of Agent by Banks.
                ---------------------------------------------------

          Each Bank agrees to reimburse and indemnify the Agent (to the extent not reimbursed by the Borrowers and without limiting the Obligation of the Borrowers to do so) in proportion to its Ratable Share from and against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements, including attorneys' fees and disbursements (including the allocated costs of staff counsel), and costs of appraisers and environmental consultants, of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent, in its capacity as such, in any way relating to or arising out of this Agreement or any other Loan Documents or any action taken or omitted by the Agent hereunder or thereunder, provided that no Bank shall be liable for any portion of such liabilities,
--------
obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (a) if the same results from the Agent's gross negligence or willful misconduct, or (b) if such Bank was not given notice of the subject claim and the opportunity to participate in the defense thereof, at its expense (except that such Bank shall remain liable to the extent such failure to give notice does not result in a loss to the Bank), or (c) if the same results from a compromise and settlement agreement entered into without the consent of such Bank, which shall not be unreasonably withheld. In addition, each Bank agrees promptly upon demand to reimburse the Agent (to the extent not reimbursed by the Borrowers and without limiting the Obligation of the Borrowers to do so) in proportion to its Ratable Share for all amounts due and payable by the Borrowers to the Agent in connection with the Agent's periodic audit of the Loan Parties' books, records and business properties.

          9.8   Reliance by Agent.
                -----------------

          The Agent shall be entitled to rely upon any writing, telegram, telex or teletype message, resolution, notice, consent, certificate, letter, cablegram, statement, order or other document or conversation by telephone or otherwise believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon the advice and opinions of counsel and other professional advisers selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action hereunder unless it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

          9.9   Notice of Default.
                -----------------

          The Agent shall not be deemed to have knowledge or notice of the occurrence of any Potential Default or Event of Default unless the Agent has received written notice from a Bank or the Borrowers referring to this Agreement, describing such Potential Default or Event of Default and stating that such notice is a "notice of default."

          9.10  Notices.
                -------

          The Agent shall promptly send to each Bank a copy of all notices received from the Borrowers pursuant to the provisions of this Agreement or the other Loan Documents promptly upon receipt thereof. The Agent shall promptly notify the Borrowers and the other Banks of each change in the Base Rate and the effective date thereof.

          9.11  Banks in Their Individual Capacities.
                ------------------------------------

          With respect to its Revolving Credit Commitment, the Loans made by it, and any other rights and powers given to it as a Bank hereunder or under any of the other Loan Documents, the Agent shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not the Agent, and the term "Banks" shall, unless the context otherwise indicates, include the Agent in its individual capacity. PNC Bank and its Affiliates and each of the Banks and their respective Affiliates may, without liability to account, except as prohibited herein, make loans to, accept deposits from, discount drafts for, act as trustee under indentures of, and generally engage in any kind of banking or trust business with, the Loan Parties and their Affiliates, in the case of the Agent, as though it were not acting as Agent hereunder and in the case of each Bank, as though such Bank were not a Bank hereunder. The Banks acknowledge that, pursuant to such activities, the Agent or its Affiliates may (i) receive information regarding the Loan Parties (including information that may be subject to confidentiality obligations in favor of the Loan Parties) and acknowledge that the Agent shall be under no obligation to provide such information to them, and (ii) accept fees and other consideration from the Loan Parties for services in connection with this Agreement and otherwise without having to account for the same to the Banks.

          9.12  Holders of Notes.
                ----------------

          The Agent may deem and treat any payee of any Note as the owner thereof for all purposes hereof unless and until written notice of the assignment or transfer thereof shall have been filed with the Agent. Any request, authority or consent of any Person who at the time of making such request or giving such authority or consent is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor.

          9.13  Equalization of Banks.
                ---------------------

          The Banks and the holders of any participations in any Notes agree among themselves that, with respect to all amounts received by any Bank or any such holder for application on any Obligation hereunder or under any Note or under any such participation, whether received by voluntary payment, by realization upon security, by the exercise of the right of set-off or banker's lien, by counterclaim or by any other non-pro rata source, equitable adjustment will be made in the manner stated in the following sentence so that, in effect, all such excess amounts will be shared ratably among the Banks and such holders in proportion to their interests in payments under the Notes, except as otherwise provided in Section 3.4.3, 4.4.3 or 4.5. The Banks or any such holder receiving any such amount shall purchase for cash from each of the other Banks an interest in such Bank's Loans in such amount as shall result in a ratable participation by the Banks and each such holder in the aggregate unpaid amount under the Notes, provided that if all or any portion of such excess amount is
                 --------
thereafter recovered from the Bank or the holder making such purchase, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, together with interest or other amounts, if any, required by law (including court order) to be paid by the Bank or the holder making such purchase.

          9.14  Successor Agent.
                ---------------

          The Agent (i) may resign as Agent or (ii) shall resign if such resignation is requested by the Required Banks (if the Agent is a Bank, the Agent's Loans and its Revolving Credit Commitment shall be considered in determining whether the Required Banks have requested such resignation) or required by Section 4.4.3, in either case of (i) or (ii) by giving not less than thirty (30) days' prior written notice to the Borrowers. If the Agent shall resign under this Agreement, then either (a) the Required Banks shall appoint from among the Banks a successor agent for the Banks, subject to the consent of the Borrowers, such consent not to be unreasonably withheld, or (b) if a successor agent shall not be so appointed and approved within the thirty (30) day period following the Agent's notice to the Banks of its resignation, then the Agent shall appoint, with the consent of the Borrowers, such consent not to be unreasonably withheld, a successor agent who shall serve as Agent until such time as the Required Banks appoint and the Borrowers consent to the appointment of a successor agent. Upon its appointment pursuant to either clause (a) or (b) above, such successor agent shall succeed to the rights, powers and duties of the Agent, and the term "Agent" shall mean such successor agent, effective upon its appointment, and the former Agent's rights, powers and duties as Agent shall be terminated without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement. After the resignation of any Agent hereunder, the provisions of this Section 9 shall inure to the benefit of such former Agent and such former Agent shall not by reason of such resignation be deemed to be released from liability for any actions taken or not taken by it while it was an Agent under this Agreement.

          9.15  Agent's Fee.
                -----------

          The Borrowers shall pay to the Agent a nonrefundable fee (the "Agent's Fee") under the terms of a letter (the "Agent's Letter") between Option Care, Inc. and Agent, as amended from time to time.

          9.16  Availability of Funds.
                ---------------------

          The Agent may assume that each Bank has made or will make the proceeds of a Loan available to the Agent unless the Agent shall have been notified by such Bank on or before the later of (1) the close of Business on the Business Day preceding the Borrowing Date with respect to such Loan or (2) five hours before the time on which the Agent actually funds the proceeds of such Loan to the Borrowers (whether using its own funds pursuant to this Section 9.16 or using proceeds deposited with the Agent by the Banks and whether such funding occurs before or after the time on which Banks are required to deposit the proceeds of such Loan with the Agent). The Agent may, in reliance upon such assumption (but shall not be required to), make available to the Borrowers a corresponding amount. If such corresponding amount is not in fact made available to the Agent by such Bank, the Agent shall be entitled to recover such amount on demand from such Bank (or, if such Bank fails to pay such amount forthwith upon such demand from the Borrower) together with interest thereon, in respect of each day during the period commencing on the date such amount was made available to the Borrowers and ending on the date the Agent recovers such amount, at a rate per annum equal to the Federal Funds Rate.

          9.17  Calculations.
                ------------

          In the absence of gross negligence or willful misconduct, the Agent shall not be liable for any error in computing the amount payable to any Bank whether in respect of the Loans, fees or any other amounts due to the Banks under this Agreement. In the event an error in computing any amount payable to any Bank is made, the Agent, the Borrowers and each affected Bank shall, forthwith upon discovery of such error, make such adjustments as shall be required to correct such error, and any compensation therefor will be calculated at the Federal Funds Effective Rate.

          9.18  Beneficiaries.
                -------------

          Except as expressly provided herein, the provisions of this Section 9 are solely for the benefit of the Agent and the Banks, and the Loan Parties shall not have any rights to rely on or enforce any of the provisions hereof.
In performing its functions and duties under this Agreement, the Agent shall act solely as agent of the Banks and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for any of the Loan Parties.


                              10.   MISCELLANEOUS
                                    -------------

          10.1  Modifications, Amendments or Waivers.
                ------------------------------------

          With the written consent of the Required Banks, the Agent, acting on behalf of all the Banks, and the Borrowers, on behalf of the Loan Parties, may from time to time enter into written agreements amending or changing any provision of this Agreement or any other Loan Document or the rights of the Banks or the Loan Parties hereunder or thereunder, or may grant written waivers or consents to a departure from the due performance of the Obligations of the Loan Parties hereunder or thereunder. Any such agreement, waiver or consent made with such written consent shall be effective to bind all the Banks and the Loan Parties; provided, that, without the written consent of all the Banks, no
              --------
such agreement, waiver or consent may be made which will:

                10.1.1    Increase of Revolving Credit Commitment; Extension or
                          -----------------------------------------------------
Expiration Date.
---------------

                Increase the amount of the Revolving Credit Commitment or of any Bank hereunder or extend the Expiration Date;

                10.1.2    Extension of Payment; Reduction of Principal Interest
                          -----------------------------------------------------
or Fees; Modification of Terms of Payment.
-----------------------------------------

                Whether or not any Loans are outstanding, extend the time for payment of principal or interest of any Loan, the Commitment Fee or any other fee payable to any Bank, or reduce the principal amount of or the rate of interest borne by any Loan or reduce the Commitment Fee or any other fee payable to any Bank, or otherwise affect the terms of payment of the principal of or interest of any Loan, the Commitment Fee or any other fee payable to any Bank;

                10.1.3    Release of Collateral or Guarantor.
                          ----------------------------------

                Except for sales of assets permitted by Section 7.2.7, release any Collateral, any Guarantor from its Obligations under the Guaranty Agreement or any other security for any of the Loan Parties' Obligations; or

                10.1.4    Miscellaneous
                          -------------

                Amend Section 4.2 (Pro Rata Treatment of Banks), 9.6 (Exculpatory Provisions, etc.) or 9.13 (Equalization of Banks) or this Section 10.1, alter any provision regarding the pro rata treatment of the Banks, change the definition of Required Banks, or change any requirement providing for the Banks or the Required Banks to authorize the taking of any action hereunder; provided, further, that no agreement, waiver or consent which would modify the
--------
interests, rights or obligations of the Agent in its capacity as Agent or as the issuer of Letters of Credit shall be effective without the written consent of the Agent.

          10.2  No Implied Waivers; Cumulative Remedies; Writing Required.
                ---------------------------------------------------------

          No course of dealing and no delay or failure of the Agent or any Bank or any Loan Party in exercising any right, power, remedy or privilege under this Agreement or any other Loan Document shall affect any other or future exercise thereof or operate as a waiver thereof, nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such a right, power, remedy or privilege preclude any further exercise thereof or of any other right, power, remedy or privilege. The rights and remedies of the Agent and the Banks under this Agreement and any other Loan Documents are cumulative and not exclusive of any rights or remedies which they would otherwise have. Any waiver, permit, consent or approval of any kind or character on the part of any Bank of any breach or default under this Agreement or any such waiver of any provision or condition of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing.

          10.3  Reimbursement and Indemnification of Banks by the Borrower;
                -----------------------------------------------------------
Taxes.
-----

          The Borrowers agree within thirty (30) calendar days after demand to pay or reimburse to each Bank (other than the Agent, as to which the Borrowers' Obligations are set forth in Section 9.5) and to save such Bank harmless against
(i) liability for the payment of all reasonable out-of-pocket costs, expenses and disbursements (including fees and expenses of counsel for each Bank except with respect to (a) and (b) below), incurred by such Bank (a) in connection with the interpretation of this Agreement, and other instruments and documents to be delivered hereunder, (b) relating to any amendments, waivers or consents pursuant to the provisions hereof, (c) in connection with the enforcement of this Agreement or any other Loan Document, or collection of amounts due hereunder or thereunder or the proof and allowability of any claim arising under this Agreement or any other Loan Document, whether in bankruptcy or receivership proceedings or otherwise, and (d) in any workout or restructuring or in connection with the protection, preservation, exercise or enforcement of any of the terms hereof or of any rights hereunder or under any other Loan Document or in connection with any foreclosure, collection or bankruptcy proceedings, or
(ii) all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against such Bank, in its capacity as such, in any way relating to or arising out of this Agreement or any other Loan Documents or any action taken or omitted by such Bank hereunder or thereunder, provided that the Borrowers shall not be liable for any
                         --------
portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (A) if the same results from such Bank's gross negligence or willful misconduct, or (B) if the Borrowers were not given notice of the subject claim and the opportunity to participate in the defense thereof, at its expense (except that the Borrowers shall remain liable to the extent such failure to give notice does not result in a loss to the Borrowers), or (C) if the same results from a compromise or settlement agreement entered into without the consent of the Borrowers, which shall not be unreasonably withheld. The Banks will attempt to minimize the fees and expenses of legal counsel for the Banks which are subject to reimbursement by the Borrowers hereunder by considering the usage of one law firm to represent the Banks and the Agent if appropriate under the circumstances. The Borrowers agree unconditionally to pay all stamp, document, transfer, recording or filing taxes or fees and similar impositions now or hereafter determined by the Agent or any Bank to be payable in connection with this Agreement or any other Loan Document, and the Borrowers agree unconditionally to save the Agent and the Banks harmless from and against any and all present or future claims, liabilities or losses with respect to or resulting from any omission to pay or delay in paying any such taxes, fees or impositions.

          10.4  Holidays.
                --------

          Whenever payment of a Loan to be made or taken hereunder shall be due on a day which is not a Business Day such payment shall be due on the next Business Day and such extension of time shall be included in computing interest and fee, except that the Loans shall be due on the Business Day preceding the Expiration Date if the Expiration Date is not a Business Day. Whenever any payment or action to be made or taken hereunder (other than payment of the

Loans) shall be stated to be due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day (except as provided in Section 3.2 with respect to Interest Periods under the Euro-Rate Option), and such extension of time shall not be included in computing interest or fees, if any, in connection with such payment or action.

          10.5  Funding by Branch, Subsidiary or Affiliate.
                ------------------------------------------

                10.5.1    Notional Funding.
                          ----------------

                Each Bank shall have the right from time to time, without notice to the Borrowers, to deem any branch, Subsidiary or Affiliate (which for the purposes of this Section 10.5 shall mean any corporation or association which is directly or indirectly controlled by or is under direct or indirect common control with any corporation or association which directly or indirectly controls such Bank) of such Bank to have made, maintained or funded any Loan to which the Euro-Rate Option applies at any time, provided that immediately
                                                --------
following (on the assumption that a payment were then due from the Borrowers to such other office), and as a result of such change, the Borrowers would not be under any greater financial obligation pursuant to Section 4.5 than it would have been in the absence of such change. Notional funding offices may be selected by each Bank without regard to such Bank's actual methods of making, maintaining or funding the Loans or any sources of funding actually used by or available to such Bank.

                10.5.2    Actual Funding.
                          --------------

                Each Bank shall have the right from time to time to make or maintain any Loan by arranging for a branch, Subsidiary or Affiliate of such Bank to make or maintain such Loan subject to the last sentence of this Section
10.5.2. If any Bank causes a branch, Subsidiary or Affiliate to make or maintain any part of the Loans hereunder, all terms and conditions of this Agreement shall, except where the context clearly requires otherwise, be applicable to such part of the Loans to the same extent as if such Loans were made or maintained by such Bank, but in no event shall any Bank's use of such a branch, Subsidiary or Affiliate to make or maintain any part of the Loans hereunder cause such Bank or such branch, Subsidiary or Affiliate to incur any cost or expenses payable by the Borrowers hereunder or require the Borrowers to pay any other compensation to any Bank (including any expenses incurred or payable pursuant to Section 4.5) which would otherwise not be incurred.

          10.6  Notices.
                -------

          All notices, requests, demands, directions and other communications (as used in this Section 10.6, collectively referred to as "notices") given to or made upon any party hereto under the provisions of this Agreement shall be by telephone or in writing (including telex or facsimile communication) unless otherwise expressly permitted hereunder and shall be delivered or sent by telex or facsimile to the respective parties at the addresses and numbers set forth under their respective names on Schedule 1.1(B) hereof or in accordance with any
                                ---------------
subsequent
unrevoked written direction from any party to the others. All notices shall, except as otherwise expressly herein provided, be effective (a) in the case of telex or facsimile, when received, (b) in the case of hand-delivered notice, when hand-delivered, (c) in the case of telephone, when telephoned, provided,
                                                                    --------
however, that in order to be effective, telephonic notices must be confirmed in writing no later than the next day by letter, facsimile or telex, (d) if given by mail, four (4) days after such communication is deposited in the mail with first-class postage prepaid, return receipt requested, and (e) if given by any other means (including by air courier), when delivered; provided, that notices
                                                        --------
to the Agent shall not be effective until received and provided, further, that
                                                       --------
any notices of a Potential Default or an Event of Default shall be sent by facsimile or overnight delivery service. Any Bank giving any notice to any Loan Party shall simultaneously send a copy thereof to the Agent, and the Agent shall promptly notify the other Banks of the receipt by it of any such notice.

          10.7  Severability.
                ------------

          The provisions of this Agreement are intended to be severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

          10.8  Governing Law.
                -------------

          Each Letter of Credit and Section 2.9 shall be subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, as the same may be revised or amended from time to time, and to the extent not inconsistent therewith, the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles and the balance of this Agreement shall be deemed to be a contract under the Laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

          10.9  Prior Understanding.
                -------------------

          This Agreement and the other Loan Documents supersede all prior understandings and agreements, whether written or oral, between the parties hereto and thereto relating to the transactions provided for herein and therein, including any prior confidentiality agreements and commitments.

           10.10  Duration; Survival.
                  ------------------

          All representations and warranties of the Loan Parties contained herein or made in connection herewith shall survive the making of Loans and issuance of Letters of Credit and shall not be waived by the execution and delivery of this Agreement, any investigation by the Agent or the Banks, the making of Loans, issuance of Letters of Credit, or payment in full of the Loans. All covenants and agreements of the Loan Parties contained in Sections 7.1, 7.2 and 7.3 herein shall continue in full force and effect from and after the date hereof so long as the Borrowers may borrow or request Letters of Credit hereunder and until termination of the Revolving Credit Commitments and payment in full of the Loans and expiration or termination of all Letters of Credit. All covenants and agreements of the Borrowers contained herein relating to the payment of principal, interest, premiums, additional compensation or expenses and indemnification, including those set forth in the Notes, Section 4 and Sections 9.5, 9.7 and 10.3, shall survive payment in full of the Loans, expiration or termination of the Letters of Credit and termination of the Revolving Credit Commitments.

          10.11 Successors and Assigns.
                ----------------------

                     (i) This Agreement shall be binding upon and shall inure to the benefit of the Banks, the Agent, the Loan Parties and their respective successors and assigns, except that none of the Loan Parties may assign or transfer any of its rights and Obligations hereunder or any interest herein. Each Bank may, at its own cost, make assignments of or sell participations in all or any part of its Revolving Credit Commitment and the Loans made by it to one or more banks or other entities, subject to the consent of Option Care, Inc. on behalf of the Borrowers and the Agent with respect to any assignee, such consent not to be unreasonably withheld. In the case of an assignment, upon receipt by the Agent of the Assignment and Assumption Agreement, the assignee shall have, to the extent of such assignment (unless otherwise provided therein), the same rights, benefits and obligations as it would have if it had been a signatory Bank hereunder, the Revolving Credit Commitments shall be adjusted accordingly, and upon surrender of any Note subject to such assignment, Option Care, Inc. on behalf of the Borrowers shall execute and deliver a new Note to the assignee in an amount equal to the amount of the Revolving Credit Commitment assumed by it and a new Revolving Credit Note to the assigning Bank in an amount equal to the Revolving Credit Commitment retained by it hereunder. Each assignment will be in the minimum principal amount of $5,000,000. The assigning Bank shall pay to the Agent a service fee in the amount of $3,500 for each assignment. In the case of a participation, the participant shall only have the rights specified in Section 8.2.3 (the participant's rights against such Bank in respect of such participation to be those set forth in the agreement executed by such Bank in favor of the participant relating thereto and not to include any voting rights except with respect to changes of the type referenced in Sections 10.1.1, 10.1.2, or 10.1.3, all of such Bank's obligations under this Agreement or any other Loan Document shall remain unchanged, and all amounts payable by any Loan Party hereunder or thereunder shall be determined as if such Bank had not sold such participation.

                     (ii) Any assignee or participant which is not incorporated under the Laws of the United States of America or a state thereof shall deliver to Option Care, Inc. on behalf of the Borrowers and to the Agent the form of certificate described in Section 10.17 relating to federal income tax withholding. Each Bank may furnish any publicly available information concerning any Loan Party or its Subsidiaries and any other information concerning any Loan Party or its Subsidiaries in the possession of such Bank from time to time to assignees and participants (including prospective assignees or participants), provided
                                                                    --------
that such assignees and participants agree to be bound by the provisions of
Section 10.12.

                     (iii) Notwithstanding any other provision in this Agreement, any Bank may at any time pledge or grant a security interest in all or any portion of its rights under this Agreement, its Note and the other Loan Documents to any Federal Reserve Bank in accordance with Regulation A of the FRB or U.S. Treasury Regulation 31 CFR Section 203.14 without notice to or consent of the Borrowers or the Agent. No such pledge or grant of a security interest shall release the transferor Bank of its obligations hereunder or under any other Loan Document.

          10.12 Confidentiality.
                ---------------

          The Agent and the Banks each agree to keep confidential all information obtained from any Loan Party or its Subsidiaries which is nonpublic and confidential or proprietary in nature (including any information the Borrowers specifically designate as confidential), except as provided below, and to use such information only in connection with their respective capacities under this Agreement and for the purposes contemplated hereby. The Agent and the Banks shall be permitted to disclose such information (i) to outside legal counsel, accountants and other professional advisors who need to know such information in connection with the administration and enforcement of this Agreement, subject to agreement of such Persons to maintain the confidentiality,
(ii) to assignees and participants as contemplated by Section 10.11 provided
                                                                    --------
that they shall execute an agreement in favor of the Loan Parties covering the matters set forth in this Section 10.12, (iii) to the extent requested by any bank regulatory authority or, with notice to the Borrower, as otherwise required by applicable Law or by any subpoena or similar legal process, or in connection with any investigation or proceeding arising out of the transactions contemplated by this Agreement, (iv) if it becomes publicly available other than as a result of a breach of this Agreement or becomes available from a source not bound by confidentiality restrictions, or (v) if the Borrowers shall have consented to such disclosure.

          10.13 Counterparts.
                ------------

          This Agreement may be executed by different parties hereto on any number of separate counterparts, each of which, when so executed and delivered, shall be an original, and all such counterparts shall together constitute one and the same instrument.

          10.14 Agent's or Bank's Consent.
                -------------------------

          Except as otherwise provided in the Loan Documents, whenever the Agent's or any Bank's consent is required to be obtained under this Agreement or any of the other Loan Documents as a condition to any action, inaction, condition or event, the Agent and each Bank shall be authorized to give or withhold such consent in its reasonable discretion.

          10.15 Exceptions.
                ----------

          The representations, warranties and covenants contained herein shall be independent of each other, and no exception to any representation, warranty or covenant shall be deemed to be an exception to any other representation, warranty or covenant contained herein unless expressly provided, nor shall any such exceptions be deemed to permit any action or omission that would be in contravention of applicable Law.

          10.16 CONSENT TO FORUM; WAIVER OF JURY TRIAL.
                --------------------------------------

          EACH LOAN PARTY HEREBY IRREVOCABLY CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF THE COURT OF COMMON PLEAS OF ALLEGHENY COUNTY AND THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF PENNSYLVANIA, AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY CERTIFIED OR REGISTERED MAIL DIRECTED TO SUCH LOAN PARTY AT THE ADDRESSES PROVIDED FOR IN SECTION 10.6 AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT THEREOF. EACH LOAN PARTY WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED AGAINST IT AS PROVIDED HEREIN AND AGREES NOT TO ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE. EACH LOAN PARTY, THE AGENT AND THE BANKS HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE COLLATERAL TO THE FULL EXTENT PERMITTED BY LAW.

          10.17 Tax Withholding Clause.
                ----------------------

          Each Bank or assignee or participant of a Bank that is not incorporated under the Laws of the United States of America or a state thereof agrees that it will deliver to Option Care, Inc. on behalf of the Borrowers and to the Agent two (2) duly completed copies of the following: (i) Internal Revenue Service Form W-9, 4224 or 1001, or other applicable form prescribed by the Internal Revenue Service, certifying that such Bank, assignee or participant is entitled to receive payments under this Agreement and the other Loan Documents without deduction or withholding of any United States federal income taxes, or is subject to such tax at a reduced rate under an applicable tax treaty, or (ii) Internal Revenue Service Form W-8 or other applicable form or a certificate of such Bank, assignee or participant indicating that no such exemption or reduced rate is allowable with respect to such payments. Each Bank, assignee or participant required to deliver to Option Care, Inc. on behalf of the Borrowers and to the Agent a form or certificate pursuant to the preceding sentence shall deliver such form or certificate as follows: (A) each Bank which is a party hereto on the Closing Date shall deliver such form or certificate at least five (5) Business Days prior to the first date on which any interest or fees are payable by the Borrowers hereunder for the account of such Bank; (B) each assignee or participant shall deliver such form or certificate at least five (5) Business Days before the effective date of such assignment or participation (unless the Agent in its sole discretion shall permit such assignee or participant to deliver such form or certificate less than five (5) Business Days before such date in which case it shall be due on the date specified by the Agent). Each Bank, assignee or participant which so delivers a Form W-8, W-9, 4224 or 1001 further undertakes to deliver to Option Care, Inc. on behalf of Borrowers and to the Agent two (2) additional copies of such form (or a successor form) on or before the date that such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Borrowers or the Agent, either certifying that such Bank, assignee or participant is entitled to receive payments under this Agreement and the other Loan Documents without deduction or withholding of any United States federal income taxes or is subject to such tax at a reduced rate under an applicable tax treaty or stating that no such exemption or reduced rate is allowable. The Agent shall be entitled to withhold United States federal income taxes at the full withholding rate unless the Bank, assignee or participant establishes an exemption or that it is subject to a reduced rate as established pursuant to the above provisions.

          10.18 Joinder of Borrowers and Guarantors.
                -----------------------------------

          Any Subsidiary of any of the Borrowers which is required to join this Agreement as a Borrower and a Guarantor pursuant to Section 7.2.9 shall execute and deliver to the Agent (i) a Borrower Joinder and a Guarantor Joinder in substantially the form attached hereto as Exhibit 1.1(G)(1) pursuant to which it
                                          -----------------
shall join as a Borrower and a Guarantor each of the documents to which the Borrowers and Guarantors are parties; (ii) documents in the forms described in
Section 6.1 (First Loans) modified as appropriate to relate to such Subsidiary; and (iii) documents necessary to grant and perfect Prior Security Interests to the Agent for the benefit of the Banks in all Collateral held by such Subsidiary. The Loan Parties shall deliver such Borrower Joinder and Guarantor Joinder and related documents to the Agent within five (5) Business Days after the date of the filing of such Subsidiary's articles of incorporation if the Subsidiary is a corporation, the date of the filing of its certificate of limited partnership if it is a limited partnership or the date of its organization if it is an entity other than a limited partnership or corporation.

          IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.

ATTEST:                             OPTION CARE, INC.,
                                    a Delaware corporation



/s/ Doreen Wiman                    By: /s/ J. Jeffrey Fox
----------------------                  -----------------------
                                    Title:      CFO
                                          ---------------------
[Seal]



ATTEST:                             OPTION CARE, INC.,
                                    a California corporation


/s/ Doreen Wiman                    By: /s/ J. Jeffrey Fox
----------------------                  -----------------------
                                    Title:      CFO
                                          ---------------------

[Seal]


ATTEST:                             OPTION CARE ENTERPRISES, INC.


/s/ Doreen Wiman                    By: /s/ J. Jeffrey Fox
----------------------                  -----------------------
                                    Title:      CFO
                                          ---------------------
[Seal]

ATTEST:                             PHARMACARE OF SOUTHWEST
                                    FLORIDA, INC.,

/s/ Doreen Wiman                    By: /s/ J. Jeffrey Fox
----------------------                  -----------------------
                                    Title:      CFO
                                          ---------------------
[Seal]


ATTEST:                             PHARMACY I.V. ASSOCIATES, INC.,


/s/ Doreen Wiman                    By: /s/ J. Jeffrey Fox
----------------------                  -----------------------
                                    Title:      CFO
                                          ---------------------
[Seal]


ATTEST:                             HOME CARE OF COLUMBIA, INC.,


/s/ Doreen Wiman                    By: /s/ J. Jeffrey Fox
----------------------                  -----------------------
                                    Title:      CFO
                                          ---------------------
[Seal]


ATTEST:                             YOUNG'S I.V. THERAPY, INC.,


/s/ Doreen Wiman                    By: /s/ J. Jeffrey Fox
----------------------                  -----------------------
                                    Title:      CFO
                                          ---------------------
[Seal]


ATTEST:                             HOME INFUSION THERAPY OF
                                     BULLHEAD CITY, INC.,


/s/ Doreen Wiman                    By: /s/ J. Jeffrey Fox
----------------------                  -----------------------
                                    Title:      CFO
                                          ---------------------
[Seal]

ATTEST:                             WHATCOM PHARMACEUTICAL
                                     SERVICES, INC.,

/s/ Doreen Wiman                    By: /s/ J. Jeffrey Fox
----------------------                  -----------------------
                                    Title:      CFO
                                          ---------------------

[Seal]


ATTEST:                             CORDESYS HEALTHCARE
                                     MANAGEMENT, INC.,


/s/ Doreen Wiman                    By: /s/ J. Jeffrey Fox
----------------------                  -----------------------
                                    Title:      CFO
                                          ---------------------
[Seal]


ATTEST:                             INFUSION THERAPY OF ONTARIO, INC.,


/s/ Doreen Wiman                    By: /s/ Dan W. Bramuchi
----------------------                  -----------------------
                                    Title: Secretary
                                          ---------------------
[Seal]


ATTEST:                             OPTION CARE HOSPICE, INC.,


/s/ Doreen Wiman                    By: /s/ J. Jeffrey Fox
----------------------                  -----------------------
                                    Title:      CFO
                                          ---------------------
[Seal]

ATTEST:                             OPTION CARE HOME HEALTH, INC.,


/s/ Doreen Wiman                    By: /s/ J. Jeffrey Fox
----------------------                  -----------------------
                                    Title:      CFO
                                          ---------------------
[Seal]


ATTEST:                             MANAGEMENT BY INFORMATION, INC.,


/s/ Doreen Wiman                    By: /s/ J. Jeffrey Fox
----------------------                  -----------------------
                                    Title:      CFO
                                          ---------------------
[Seal]


ATTEST:                             OPTION CARE OF OKLAHOMA, INC.,


/s/ Doreen Wiman                    By: /s/ Dan W. Bramuchi
----------------------                  -----------------------
                                    Title:   President
                                          ---------------------
[Seal]

                                    [GUARANTORS]


_________________________________   By:____________________________
                                    Title:_________________________



ATTEST:                             PNC BANK, NATIONAL ASSOCIATION,
                                    individually and as Agent

_________________________________   By:____________________________
                                    Title:_________________________

ATTEST:                             THE NORTHERN TRUST COMPANY



_________________________________   By: /s/ Brian D. Beitz
                                        ---------------------------
                                    Title: Vice President
                                           ------------------------



ATTEST:                             HARRIS TRUST AND SAVINGS BANK


_________________________________   By: /s/ Carolin S. Woolsey
                                        ---------------------------
                                    Title: Vice President
                                           ------------------------

                                    PNC BANK, NATIONAL ASSOCIATION,
                                    individually and as Agent

                                    By: /s/ Edward Weisto
                                        ---------------------------
                                    Title: AVP
                                          -------------------------

                                    THE NORTHERN TRUST COMPANY


                                    By:____________________________
                                    Title:_________________________




                                    HARRIS TRUST AND SAVINGS BANK


                                    By:____________________________
                                    Title:_________________________

                       GUARANTY AND SURETYSHIP AGREEMENT

          THIS GUARANTY AND SURETYSHIP AGREEMENT ("GUARANTY") is made and entered into as of the 23rd day of December, 1996, by OPTION CARE, INC., a Delaware corporation ("GUARANTOR") in favor of PNC BANK, NATIONAL ASSOCIATION, as agent for the Banks (the "AGENT"), with an address at One PNC Plaza, 249 5th Avenue, Pittsburgh, Pennsylvania 15222-2709.

                               WITNESSETH THAT:

          WHEREAS, the Guarantor and certain of its affiliates, as Borrowers, the Agent and the other Banks party thereto have entered into that certain Credit Agreement dated of even date herewith (the "Credit Agreement"), pursuant to which the Banks agreed to make certain Loans to the Borrowers for the purpose of, among other things, funding the working capital requirements of the Borrowers;

          WHEREAS, it is a condition to the Loans that each of the co-Borrowers guaranty all obligations arising under the Loan Documents (as that term is defined in the Credit Agreement); and

          WHEREAS, the Guarantor will benefit directly by the execution of the Credit Agreement;

          NOW THEREFORE, in order to induce the Banks to enter into the Credit Agreement, and intending to be legally bound hereby, the Guarantor hereby agrees as follows:

          1. Defined terms used in this Guaranty shall have the same meaning ascribed thereto in the Credit Agreement unless the context clearly indicates otherwise.

          2. The Guarantor hereby guaranties, absolutely and unconditionally, and does hereby become surety for, the due performance including, but not limited to, the full, prompt and punctual payment, as and when due, whether at maturity, by acceleration or otherwise, of any and all existing and future indebtedness, obligations or liabilities of the Borrowers arising under or in connection with the Loan Documents, as the same may be amended, modified, extended, restated, replaced, renewed, refunded or supplemented. "GUARANTEED INDEBTEDNESS" shall mean any and all indebtedness, obligations or liabilities described in the previous sentence, whether in whole or in part, and shall include, but not be limited to, (i) all principal amounts due, together with any interest accruing thereon and any and all fees and expenses (including attorneys' fees and expenses) incurred in connection therewith, and (ii) all amounts that would be due if effect were not given to the bankruptcy, insolvency or other similar laws of general application relating to the enforcement of creditors' rights or to general principles of equity; plus all interest, costs and expenses (including attorneys' fees) which may accrue or be incurred on account of any liability of any of the Borrowers to Agent, or in attempting to collect the same.

          3. The Guarantor hereby agrees and acknowledges that its obligations and liabilities to the Agent hereunder are part of the Guaranteed Indebtedness and that its obligations and liabilities are secured by the Loan Documents to which the Guarantor is a party.

          4. The Guarantor hereby agrees that this Guaranty is continuing in nature and shall survive and continue in full force notwithstanding the dissolution or liquidation of, or the insolvency or bankruptcy of, merger or any other corporate change or other occurrence whatsoever affecting the obligations and liabilities of the Borrowers, regardless of when any indebtedness to the Banks may accrue or be deemed to accrue.

          5. The Guarantor agrees that its obligations under this Guaranty are absolute and unconditional and shall not be affected in any way by any event or occurrence, including, but not limited to (a) any failure or delay to exercise any right, power or privilege hereunder; (b) any single or partial exercise of any right, power or privilege hereunder; and (c) any failure to insist upon strict performance hereunder.

          6. The Guarantor agrees that this is a guaranty of performance and payment and not merely of collection; that in the event of any default or the occurrence or existence of a default under the Loan Documents or failure of the Borrowers to perform any of their respective obligations, whether of payment or otherwise, under or with respect to any of the Guaranteed Indebtedness, the Guarantor will perform said obligations without offset of any kind and without any requirement that any rights or remedies which may have been pursued against the Borrowers and regardless of the existence or adequacy of rights or remedies against the Borrowers; and that in any right of action accruing to the Agent or the Banks, the Agent or the Banks may elect to proceed against the Guarantor, with or without joining or proceeding against the Borrowers.

          7. The Guarantor hereby agrees to reimburse the Agent and the Banks for all costs and expenses, including reasonable attorneys' fees and expenses incurred in connection with the enforcement of the Banks' rights hereunder or which would otherwise not have been incurred but for the Guaranteed Indebtedness.

          8. The Guarantor hereby unconditionally and irrevocably waives, to the extent permitted by applicable law: (a) notice of acceptance of this Guaranty and any notice regarding the performance or non-performance of the Borrowers or any of them with respect to any of the Guaranteed Indebtedness; (b) presentment for payment, notice of non-payment or non-performance, demand, protest, notice of protest and notice of dishonor or default to anyone; (c) defenses to pay or perform based upon any of the Guaranteed Indebtedness not being a valid and binding obligation of the Borrowers enforceable in accordance with its terms for any reason whatsoever; (d) all other notices to which the Guarantor may be entitled but which may legally be waived; (e) any disability of the Borrowers (other than payment in full) including absence or cessation of liability for any reason whatsoever; (f) any defense or circumstance which might otherwise constitute a legal or equitable discharge of a guarantor or surety; and (g) all rights under any state or federal statute dealing with or affecting the rights of creditors.

          9. The Guarantor hereby agrees that the Agent or the Banks without notice to the Guarantor, may deal with the Guaranteed Indebtedness and any collateral security therefor in such manner the Agent or the Banks may deem advisable and may renew, extend or increase the Guaranteed Indebtedness or any part thereof; accept partial payment, or settle, release, compound, or compromise the same; demand additional collateral security therefor, and substitute or release the same; and may compromise or settle with or release and discharge from liability any other guarantor or any other person totally or partially liable to the Agent or the Banks for the obligations, debts and liabilities of the Borrowers to the Agent and the Banks, all without impairing the liability of the Guarantor hereunder.

          10. Until the Guaranteed Indebtedness is indefeasibly paid in full, the Guaranteed Indebtedness will be subordinated pursuant to the Intercompany Subordination Agreement.

          11. The Guarantor hereby represents, warrants and covenants to Agent as follows:

          (a) The Guarantor has all necessary power and authority to execute, deliver and perform in accordance with this Guaranty; the Guarantor has all requisite power and authority to own and operate its properties and to carry on its business as now conducted and as proposed to be conducted.

          (b) The execution, delivery and performance of this Guaranty are not in contravention of any law, order, judgment, decree or any indenture or agreement to which the Guarantor is a party or by which Guarantor or the Guarantor's property is bound; the Guaranty has been duly executed and constitutes the legal, valid and binding obligation of the Guarantor, enforceable in accordance with its terms.

          (c) No authorization, consent, approval, license or exemption of, and no registration, qualification, designation, declaration or filing with, any person or entity is or was necessary to the valid execution and delivery of this Guaranty or the Guarantor's performance of its agreements and obligations hereunder.

          (d) The Guarantor will promptly furnish to the Agent such information and documents relating to the Guarantor's financial condition, assets or liabilities, at such times and in such form and detail as Agent may reasonably request.

          (e) To the best knowledge of the Guarantor, all information set forth in the financial statements and other documents and reports furnished by the Guarantor to the Agent from time to time is, or will be at the time such information is furnished, true, correct and complete in all material respects; the Guarantor has good and marketable title to all properties, assets and other rights which the Guarantor purports to own or which are reflected as owned in the Guarantor's books and records, free and clear of all liens except as previously disclosed in writing to the Agent pursuant to the Credit Agreement, and except for Permitted Liens.

          (f) The Guarantor will promptly notify Agent of any default under this Guaranty or under the Loan Documents to which the Guarantor is a party.

          (g) Except as disclosed in Schedule 5.1.7 to the Credit Agreement, there are no actions, suits, proceedings, or investigations pending or threatened against or affecting the Guarantor, or the business or any asset owned by the Guarantor, before any court or governmental department, agency or instrumentality which are reasonably likely to have a material adverse effect on the financial condition of the Guarantor.

          (h) Except for guaranties of the obligations of the Borrowers, and except as disclosed in the Credit Agreement, the Guarantor is not liable in respect of any guaranties except this Guaranty. Except as permitted by the Credit Agreement, the Guarantor agrees not to become liable in respect to any other agreements guarantying obligations or indebtedness without the prior written consent of the Agent.

          (i) The Guarantor shall take all necessary action, at its own cost and expense, to observe and perform its agreements and covenants, and keep the representations and warranties true, correct and complete under this Guaranty.

          (j) The Guarantor's agreements, covenants, representations and warranties under this Guaranty are continuing ones, shall at all times remain true, correct and complete and shall at all times be observed and performed.

          12. The Guarantor hereby agrees that if there is an Event of Default under the Credit Agreement, then the Guarantor shall be in default hereunder and the Banks shall have the right to declare all or any part of the Guaranteed Indebtedness to be due and payable. Except as expressly provided in the Loan Documents, such declaration may be made without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived. Upon any such default, the Banks shall have and may exercise all the rights and remedies as may be provided hereunder, by law or otherwise.

          13. The enumeration of the Agent's and the Banks' rights and remedies set forth in this Guaranty and in the other Loan Documents to which the Guarantor is a party is not intended to be exhaustive and the exercise by the Agent and the Banks of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative and shall be in addition to any other right or remedy given hereunder or under any other agreement between the parties or which may now or hereafter exist at law or in equity or by suit or otherwise. No delay on the part of the Agent or any Bank in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any default. No course of dealing between any of the Borrowers, the Guarantor, the Agent or the Banks or any of the Banks' agents or employees shall be effective to change, modify or discharge any provision of this Guaranty or to constitute a waiver of any default.

          14. All notices, and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed to have been duly given or made in accordance with Section 10.6 of the Credit Agreement. Any party hereto may change the address to which notice to it, or copies thereof, shall be addressed, by giving notice thereof to the other parties hereto in conformity with the foregoing.

          15. Any deposits or other sums at any time credited by or due from any office of the Agent or the Banks to the Guarantor (regardless of the currency thereof and whether general or special, contingent or unmatured), and any securities or other property of the Guarantor at any time in the possession of any office of the Agent or the Banks, may at all times be treated as collateral for the payment of this Guaranty. Regardless of the adequacy of collateral, the Agent and the Banks may apply or set-off such deposits or other sums against such liabilities, without notice or demand, at any time after any default by the Borrowers in payment of the Guaranteed Indebtedness. Every right of set-off and lien shall continue in full force and effect until full, final and complete satisfaction of the Indebtedness.

          16. This Guaranty is fully assignable and transferable by the Agent to any permitted assignee under the Credit Agreement; however, the duties and obligations of the Guarantor may not be delegated or transferred by the Guarantor without the prior written consent of the Agent. The rights and privileges of Agent hereunder shall inure to the benefit of the its successors and assigns and the duties and obligations of the Guarantor shall bind the Guarantor's legal representatives, heirs and permitted assigns.

          17. This Guaranty shall in all respects be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without regard to its conflict of law doctrines.

          18. The obligations of the Guarantor hereunder are joint and several with the obligations of any other guarantor of all or any portion of the Guaranteed Indebtedness.

          19. This Guaranty shall terminate only when the Guaranteed Indebtedness is paid in full and the obligations of the Banks to lend to the Borrowers have terminated; provided, however, that this Guaranty shall be reinstated (as the case may be) if at any time any payment of any of the Guaranteed Indebtedness made by the Borrowers or the Guarantor or the proceeds of any enforcement of any security interest of Agent or any allocation by the Agent and the Banks of payments received is subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or is required to be repaid or otherwise restored to the Borrowers, the Guarantor, a trustee, an estate receiver or any other person under any law, including without limitation any bankruptcy law, state or federal law, common law or equity, all as though such payment, enforcement or allocation had not been made, and all as determined by the Agent and the Banks. Nothing set forth in this paragraph is intended to expand on or increase the definition of Guaranteed Indebtedness.

          20. If any provision of this Guaranty is held invalid or unenforceable to any extent or in any application, the remainder of this Guaranty, shall not be affected thereby.

          21. Unless the context of this Guaranty otherwise clearly requires, references to the plural include the singular, the singular the plural and the part the whole and "or" has the inclusive meaning represented by the phrase "and/or".

          22. The Agent and the Guarantor may from time to time enter into agreements amending, supplementing or modifying this Guaranty; provided, however, that any such amendment, supplement or modification must be in a writing, signed by the Agent and the Guarantor.

          23. THE GUARANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS GUARANTY, THE LOAN DOCUMENTS OR ANY OTHER DOCUMENT OR INSTRUMENT NOW OR HEREAFTER EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THIS GUARANTY AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT NOW OR HEREAFTER EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND THE GUARANTOR HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT AGENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE GUARANTOR TO THE WAIVER OF THE GUARANTOR'S RIGHT TO TRIAL BY JURY.

          25. The Guarantor hereby irrevocably consents to the jurisdiction of the Court of Common Pleas of Allegheny County and the United States District Court for the Western District of Pennsylvania, and waives personal service of any and all process upon him and consents that all such services of process be made by certified or registered mail directed to the Guarantor at the addresses provided for in Section 10.6 of the Credit Agreement and service so made shall be deemed to be completed upon actual receipt thereof. The Guarantor waives any objection to jurisdiction and venue of any action instituted against him as provided herein and agrees not to assert any defense based on lack of jurisdiction or venue.

          Witness the due execution hereof, as of the day first written above.


ATTEST:                             OPTION CARE, INC., a Delaware
                                    corporation


By:/s/ Pam Colin                    By:/s/ J. Jeffery Fox
   -----------------------             --------------------------

Title:____________________          Title:    CFO
                                          -----------------------

                       GUARANTY AND SURETYSHIP AGREEMENT

          THIS GUARANTY AND SURETYSHIP AGREEMENT ("GUARANTY") is made and entered into as of the 23rd day of December, 1996, by OPTION CARE, INC., a California corporation ("GUARANTOR") in favor of PNC BANK, NATIONAL ASSOCIATION, as agent for the Banks (the "AGENT"), with an address at One PNC Plaza, 249 5th Avenue, Pittsburgh, Pennsylvania 15222-2709.

                               WITNESSETH THAT:

          WHEREAS, the Guarantor and certain of its affiliates, as Borrowers, the Agent and the other Banks party thereto have entered into that certain Credit Agreement dated of even date herewith (the "Credit Agreement"), pursuant to which the Banks agreed to make certain Loans to the Borrowers for the purpose of, among other things, funding the working capital requirements of the Borrowers;

          WHEREAS, it is a condition to the Loans that each of the co-Borrowers guaranty all obligations arising under the Loan Documents (as that term is defined in the Credit Agreement); and

          WHEREAS, the Guarantor will benefit directly by the execution of the Credit Agreement;

          NOW THEREFORE, in order to induce the Banks to enter into the Credit Agreement, and intending to be legally bound hereby, the Guarantor hereby agrees as follows:

          1. Defined terms used in this Guaranty shall have the same meaning ascribed thereto in the Credit Agreement unless the context clearly indicates otherwise.

          2. The Guarantor hereby guaranties, absolutely and unconditionally, and does hereby become surety for, the due performance including, but not limited to, the full, prompt and punctual payment, as and when due, whether at maturity, by acceleration or otherwise, of any and all existing and future indebtedness, obligations or liabilities of the Borrowers arising under or in connection with the Loan Documents, as the same may be amended, modified, extended, restated, replaced, renewed, refunded or supplemented. "GUARANTEED INDEBTEDNESS" shall mean any and all indebtedness, obligations or liabilities described in the previous sentence, whether in whole or in part, and shall include, but not be limited to, (i) all principal amounts due, together with any interest accruing thereon and any and all fees and expenses (including attorneys' fees and expenses) incurred in connection therewith, and (ii) all amounts that would be due if effect were not given to the bankruptcy, insolvency or other similar laws of general application relating to the enforcement of creditors' rights or to general principles of equity; plus all interest, costs and expenses (including attorneys' fees) which may accrue or be incurred on account of any liability of any of the Borrowers to Agent, or in attempting to collect the same.

          3. The Guarantor hereby agrees and acknowledges that its obligations and liabilities to the Agent hereunder are part of the Guaranteed Indebtedness and that its obligations and liabilities are secured by the Loan Documents to which the Guarantor is a party.

          4. The Guarantor hereby agrees that this Guaranty is continuing in nature and shall survive and continue in full force notwithstanding the dissolution or liquidation of, or the insolvency or bankruptcy of, merger or any other corporate change or other occurrence whatsoever affecting the obligations and liabilities of the Borrowers, regardless of when any indebtedness to the Banks may accrue or be deemed to accrue.

          5. The Guarantor agrees that its obligations under this Guaranty are absolute and unconditional and shall not be affected in any way by any event or occurrence, including, but not limited to (a) any failure or delay to exercise any right, power or privilege hereunder; (b) any single or partial exercise of any right, power or privilege hereunder; and (c) any failure to insist upon strict performance hereunder.

          6. The Guarantor agrees that this is a guaranty of performance and payment and not merely of collection; that in the event of any default or the occurrence or existence of a default under the Loan Documents or failure of the Borrowers to perform any of their respective obligations, whether of payment or otherwise, under or with respect to any of the Guaranteed Indebtedness, the Guarantor will perform said obligations without offset of any kind and without any requirement that any rights or remedies which may have been pursued against the Borrowers and regardless of the existence or adequacy of rights or remedies against the Borrowers; and that in any right of action accruing to the Agent or the Banks, the Agent or the Banks may elect to proceed against the Guarantor, with or without joining or proceeding against the Borrowers.

          7. The Guarantor hereby agrees to reimburse the Agent and the Banks for all costs and expenses, including reasonable attorneys' fees and expenses incurred in connection with the enforcement of the Banks' rights hereunder or which would otherwise not have been incurred but for the Guaranteed Indebtedness.

          8. The Guarantor hereby unconditionally and irrevocably waives, to the extent permitted by applicable law: (a) notice of acceptance of this Guaranty and any notice regarding the performance or non-performance of the Borrowers or any of them with respect to any of the Guaranteed Indebtedness; (b) presentment for payment, notice of non-payment or non-performance, demand, protest, notice of protest and notice of dishonor or default to anyone; (c) defenses to pay or perform based upon any of the Guaranteed Indebtedness not being a valid and binding obligation of the Borrowers enforceable in accordance with its terms for any reason whatsoever; (d) all other notices to which the Guarantor may be entitled but which may legally be waived; (e) any disability of the Borrowers (other than payment in full) including absence or cessation of liability for any reason whatsoever; (f) any defense or circumstance which might otherwise constitute a legal or equitable discharge of a guarantor or surety; and (g) all rights under any state or federal statute dealing with or affecting the rights of creditors.

          9. The Guarantor hereby agrees that the Agent or the Banks without notice to the Guarantor, may deal with the Guaranteed Indebtedness and any collateral security therefor in such manner the Agent or the Banks may deem advisable and may renew, extend or increase the Guaranteed Indebtedness or any part thereof; accept partial payment, or settle, release, compound, or compromise the same; demand additional collateral security therefor, and substitute or release the same; and may compromise or settle with or release and discharge from liability any other guarantor or any other person totally or partially liable to the Agent or the Banks for the obligations, debts and liabilities of the Borrowers to the Agent and the Banks, all without impairing the liability of the Guarantor hereunder.

          10. Until the Guaranteed Indebtedness is indefeasibly paid in full, the Guaranteed Indebtedness will be subordinated pursuant to the Intercompany Subordination Agreement.

          11. The Guarantor hereby represents, warrants and covenants to Agent as follows:

          (a) The Guarantor has all necessary power and authority to execute, deliver and perform in accordance with this Guaranty; the Guarantor has all requisite power and authority to own and operate its properties and to carry on its business as now conducted and as proposed to be conducted.

          (b) The execution, delivery and performance of this Guaranty are not in contravention of any law, order, judgment, decree or any indenture or agreement to which the Guarantor is a party or by which Guarantor or the Guarantor's property is bound; the Guaranty has been duly executed and constitutes the legal, valid and binding obligation of the Guarantor, enforceable in accordance with its terms.

          (c) No authorization, consent, approval, license or exemption of, and no registration, qualification, designation, declaration or filing with, any person or entity is or was necessary to the valid execution and delivery of this Guaranty or the Guarantor's performance of its agreements and obligations hereunder.

          (d) The Guarantor will promptly furnish to the Agent such information and documents relating to the Guarantor's financial condition, assets or liabilities, at such times and in such form and detail as Agent may reasonably request.

          (e) To the best knowledge of the Guarantor, all information set forth in the financial statements and other documents and reports furnished by the Guarantor to the Agent from time to time is, or will be at the time such information is furnished, true, correct and complete in all material respects; the Guarantor has good and marketable title to all properties, assets and other rights which the Guarantor purports to own or which are reflected as owned in the Guarantor's books and records, free and clear of all liens except as previously disclosed in writing to the Agent pursuant to the Credit Agreement, and except for Permitted Liens.

          (f) The Guarantor will promptly notify Agent of any default under this Guaranty or under the Loan Documents to which the Guarantor is a party.

          (g) Except as disclosed in Schedule 5.1.7 to the Credit Agreement, there are no actions, suits, proceedings, or investigations pending or threatened against or affecting the Guarantor, or the business or any asset owned by the Guarantor, before any court or governmental department, agency or instrumentality which are reasonably likely to have a material adverse effect on the financial condition of the Guarantor.

          (h) Except for guaranties of the obligations of the Borrowers, and except as disclosed in the Credit Agreement, the Guarantor is not liable in respect of any guaranties except this Guaranty. Except as permitted by the Credit Agreement, the Guarantor agrees not to become liable in respect to any other agreements guarantying obligations or indebtedness without the prior written consent of the Agent.

          (i) The Guarantor shall take all necessary action, at its own cost and expense, to observe and perform its agreements and covenants, and keep the representations and warranties true, correct and complete under this Guaranty.

          (j) The Guarantor's agreements, covenants, representations and warranties under this Guaranty are continuing ones, shall at all times remain true, correct and complete and shall at all times be observed and performed.

          12. The Guarantor hereby agrees that if there is an Event of Default under the Credit Agreement, then the Guarantor shall be in default hereunder and the Banks shall have the right to declare all or any part of the Guaranteed Indebtedness to be due and payable. Except as expressly provided in the Loan Documents, such declaration may be made without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived. Upon any such default, the Banks shall have and may exercise all the rights and remedies as may be provided hereunder, by law or otherwise.

          13. The enumeration of the Agent's and the Banks' rights and remedies set forth in this Guaranty and in the other Loan Documents to which the Guarantor is a party is not intended to be exhaustive and the exercise by the Agent and the Banks of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative and shall be in addition to any other right or remedy given hereunder or under any other agreement between the parties or which may now or hereafter exist at law or in equity or by suit or otherwise. No delay on the part of the Agent or any Bank in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any default. No course of dealing between any of the Borrowers, the Guarantor, the Agent or the Banks or any of the Banks' agents or employees shall be effective to change, modify or discharge any provision of this Guaranty or to constitute a waiver of any default.

          14. All notices, and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed to have been duly given or made in accordance with Section 10.6 of the Credit Agreement. Any party hereto may change the address to which notice to it, or copies thereof, shall be addressed, by giving notice thereof to the other parties hereto in conformity with the foregoing.

          15. Any deposits or other sums at any time credited by or due from any office of the Agent or the Banks to the Guarantor (regardless of the currency thereof and whether general or special, contingent or unmatured), and any securities or other property of the Guarantor at any time in the possession of any office of the Agent or the Banks, may at all times be treated as collateral for the payment of this Guaranty. Regardless of the adequacy of collateral, the Agent and the Banks may apply or set-off such deposits or other sums against such liabilities, without notice or demand, at any time after any default by the Borrowers in payment of the Guaranteed Indebtedness. Every right of set-off and lien shall continue in full force and effect until full, final and complete satisfaction of the Indebtedness.

          16. This Guaranty is fully assignable and transferable by the Agent to any permitted assignee under the Credit Agreement; however, the duties and obligations of the Guarantor may not be delegated or transferred by the Guarantor without the prior written consent of the Agent. The rights and privileges of Agent hereunder shall inure to the benefit of the its successors and assigns and the duties and obligations of the Guarantor shall bind the Guarantor's legal representatives, heirs and permitted assigns.

          17. This Guaranty shall in all respects be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without regard to its conflict of law doctrines.

          18. The obligations of the Guarantor hereunder are joint and several with the obligations of any other guarantor of all or any portion of the Guaranteed Indebtedness.

          19. This Guaranty shall terminate only when the Guaranteed Indebtedness is paid in full and the obligations of the Banks to lend to the Borrowers have terminated; provided, however, that this Guaranty shall be reinstated (as the case may be) if at any time any payment of any of the Guaranteed Indebtedness made by the Borrowers or the Guarantor or the proceeds of any enforcement of any security interest of Agent or any allocation by the Agent and the Banks of payments received is subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or is required to be repaid or otherwise restored to the Borrowers, the Guarantor, a trustee, an estate receiver or any other person under any law, including without limitation any bankruptcy law, state or federal law, common law or equity, all as though such payment, enforcement or allocation had not been made, and all as determined by the Agent and the Banks. Nothing set forth in this paragraph is intended to expand on or increase the definition of Guaranteed Indebtedness.

          20. If any provision of this Guaranty is held invalid or unenforceable to any extent or in any application, the remainder of this Guaranty, shall not be affected thereby.

          21. Unless the context of this Guaranty otherwise clearly requires, references to the plural include the singular, the singular the plural and the part the whole and "or" has the inclusive meaning represented by the phrase "and/or".

          22. The Agent and the Guarantor may from time to time enter into agreements amending, supplementing or modifying this Guaranty; provided, however, that any such amendment, supplement or modification must be in a writing, signed by the Agent and the Guarantor.

          23. THE GUARANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS GUARANTY, THE LOAN DOCUMENTS OR ANY OTHER DOCUMENT OR INSTRUMENT NOW OR HEREAFTER EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THIS GUARANTY AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT NOW OR HEREAFTER EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND THE GUARANTOR HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT AGENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE GUARANTOR TO THE WAIVER OF THE GUARANTOR'S RIGHT TO TRIAL BY JURY.

          25. The Guarantor hereby irrevocably consents to the jurisdiction of the Court of Common Pleas of Allegheny County and the United States District Court for the Western District of Pennsylvania, and waives personal service of any and all process upon him and consents that all such services of process be made by certified or registered mail directed to the Guarantor at the addresses provided for in Section 10.6 of the Credit Agreement and service so made shall be deemed to be completed upon actual receipt thereof. The Guarantor waives any objection to jurisdiction and venue of any action instituted against him as provided herein and agrees not to assert any defense based on lack of jurisdiction or venue.

          Witness the due execution hereof, as of the day first written above.


ATTEST:                             OPTION CARE, INC., a California
                                    corporation


By:/s/ Pam Colin                    By:/s/ J. Jeffery Fox
   -----------------------             -------------------------

Title:____________________          Title:     CFO
                                          ----------------------

                       GUARANTY AND SURETYSHIP AGREEMENT

          THIS GUARANTY AND SURETYSHIP AGREEMENT ("GUARANTY") is made and entered into as of the 23rd day of December, 1996, by OPTION CARE ENTERPRISES, a California corporation ("GUARANTOR") in favor of PNC BANK, NATIONAL ASSOCIATION, as agent for the Banks (the "AGENT"), with an address at One PNC Plaza, 249 5th Avenue, Pittsburgh, Pennsylvania 15222-2709.

                               WITNESSETH THAT:

          WHEREAS, the Guarantor and certain of its affiliates, as Borrowers, the Agent and the other Banks party thereto have entered into that certain Credit Agreement dated of even date herewith (the "Credit Agreement"), pursuant to which the Banks agreed to make certain Loans to the Borrowers for the purpose of, among other things, funding the working capital requirements of the Borrowers;

          WHEREAS, it is a condition to the Loans that each of the co-Borrowers guaranty all obligations arising under the Loan Documents (as that term is defined in the Credit Agreement); and

          WHEREAS, the Guarantor will benefit directly by the execution of the Credit Agreement;

          NOW THEREFORE, in order to induce the Banks to enter into the Credit Agreement, and intending to be legally bound hereby, the Guarantor hereby agrees as follows:

          1. Defined terms used in this Guaranty shall have the same meaning ascribed thereto in the Credit Agreement unless the context clearly indicates otherwise.

          2. The Guarantor hereby guaranties, absolutely and unconditionally, and does hereby become surety for, the due performance including, but not limited to, the full, prompt and punctual payment, as and when due, whether at maturity, by acceleration or otherwise, of any and all existing and future indebtedness, obligations or liabilities of the Borrowers arising under or in connection with the Loan Documents, as the same may be amended, modified, extended, restated, replaced, renewed, refunded or supplemented. "GUARANTEED INDEBTEDNESS" shall mean any and all indebtedness, obligations or liabilities described in the previous sentence, whether in whole or in part, and shall include, but not be limited to, (i) all principal amounts due, together with any interest accruing thereon and any and all fees and expenses (including attorneys' fees and expenses) incurred in connection therewith, and (ii) all amounts that would be due if effect were not given to the bankruptcy, insolvency or other similar laws of general application relating to the enforcement of creditors' rights or to general principles of equity; plus all interest, costs and expenses (including attorneys' fees) which may accrue or be incurred on account of any liability of any of the Borrowers to Agent, or in attempting to collect the same.

          3. The Guarantor hereby agrees and acknowledges that its obligations and liabilities to the Agent hereunder are part of the Guaranteed Indebtedness and that its obligations and liabilities are secured by the Loan Documents to which the Guarantor is a party.

          4. The Guarantor hereby agrees that this Guaranty is continuing in nature and shall survive and continue in full force notwithstanding the dissolution or liquidation of, or the insolvency or bankruptcy of, merger or any other corporate change or other occurrence whatsoever affecting the obligations and liabilities of the Borrowers, regardless of when any indebtedness to the Banks may accrue or be deemed to accrue.

          5. The Guarantor agrees that its obligations under this Guaranty are absolute and unconditional and shall not be affected in any way by any event or occurrence, including, but not limited to (a) any failure or delay to exercise any right, power or privilege hereunder; (b) any single or partial exercise of any right, power or privilege hereunder; and (c) any failure to insist upon strict performance hereunder.

          6. The Guarantor agrees that this is a guaranty of performance and payment and not merely of collection; that in the event of any default or the occurrence or existence of a default under the Loan Documents or failure of the Borrowers to perform any of their respective obligations, whether of payment or otherwise, under or with respect to any of the Guaranteed Indebtedness, the Guarantor will perform said obligations without offset of any kind and without any requirement that any rights or remedies which may have been pursued against the Borrowers and regardless of the existence or adequacy of rights or remedies against the Borrowers; and that in any right of action accruing to the Agent or the Banks, the Agent or the Banks may elect to proceed against the Guarantor, with or without joining or proceeding against the Borrowers.

          7. The Guarantor hereby agrees to reimburse the Agent and the Banks for all costs and expenses, including reasonable attorneys' fees and expenses incurred in connection with the enforcement of the Banks' rights hereunder or which would otherwise not have been incurred but for the Guaranteed Indebtedness.

          8. The Guarantor hereby unconditionally and irrevocably waives, to the extent permitted by applicable law: (a) notice of acceptance of this Guaranty and any notice regarding the performance or non-performance of the Borrowers or any of them with respect to any of the Guaranteed Indebtedness; (b) presentment for payment, notice of non-payment or non-performance, demand, protest, notice of protest and notice of dishonor or default to anyone; (c) defenses to pay or perform based upon any of the Guaranteed Indebtedness not being a valid and binding obligation of the Borrowers enforceable in accordance with its terms for any reason whatsoever; (d) all other notices to which the Guarantor may be entitled but which may legally be waived; (e) any disability of the Borrowers (other than payment in full) including absence or cessation of liability for any reason whatsoever; (f) any defense or circumstance which might otherwise constitute a legal or equitable discharge of a guarantor or surety; and (g) all rights under any state or federal statute dealing with or affecting the rights of creditors.

          9. The Guarantor hereby agrees that the Agent or the Banks without notice to the Guarantor, may deal with the Guaranteed Indebtedness and any collateral security therefor in such manner the Agent or the Banks may deem advisable and may renew, extend or increase the Guaranteed Indebtedness or any part thereof; accept partial payment, or settle, release, compound, or compromise the same; demand additional collateral security therefor, and substitute or release the same; and may compromise or settle with or release and discharge from liability any other guarantor or any other person totally or partially liable to the Agent or the Banks for the obligations, debts and liabilities of the Borrowers to the Agent and the Banks, all without impairing the liability of the Guarantor hereunder.

          10. Until the Guaranteed Indebtedness is indefeasibly paid in full, the Guaranteed Indebtedness will be subordinated pursuant to the Intercompany Subordination Agreement.

          11. The Guarantor hereby represents, warrants and covenants to Agent as follows:

          (a) The Guarantor has all necessary power and authority to execute, deliver and perform in accordance with this Guaranty; the Guarantor has all requisite power and authority to own and operate its properties and to carry on its business as now conducted and as proposed to be conducted.

          (b) The execution, delivery and performance of this Guaranty are not in contravention of any law, order, judgment, decree or any indenture or agreement to which the Guarantor is a party or by which Guarantor or the Guarantor's property is bound; the Guaranty has been duly executed and constitutes the legal, valid and binding obligation of the Guarantor, enforceable in accordance with its terms.

          (c) No authorization, consent, approval, license or exemption of, and no registration, qualification, designation, declaration or filing with, any person or entity is or was necessary to the valid execution and delivery of this Guaranty or the Guarantor's performance of its agreements and obligations hereunder.

          (d) The Guarantor will promptly furnish to the Agent such information and documents relating to the Guarantor's financial condition, assets or liabilities, at such times and in such form and detail as Agent may reasonably request.

          (e) To the best knowledge of the Guarantor, all information set forth in the financial statements and other documents and reports furnished by the Guarantor to the Agent from time to time is, or will be at the time such information is furnished, true, correct and complete in all material respects; the Guarantor has good and marketable title to all properties, assets and other rights which the Guarantor purports to own or which are reflected as owned in the Guarantor's books and records, free and clear of all liens except as previously disclosed in writing to the Agent pursuant to the Credit Agreement, and except for Permitted Liens.

          (f) The Guarantor will promptly notify Agent of any default under this Guaranty or under the Loan Documents to which the Guarantor is a party.

          (g) Except as disclosed in Schedule 5.1.7 to the Credit Agreement, there are no actions, suits, proceedings, or investigations pending or threatened against or affecting the Guarantor, or the business or any asset owned by the Guarantor, before any court or governmental department, agency or instrumentality which are reasonably likely to have a material adverse effect on the financial condition of the Guarantor.

          (h) Except for guaranties of the obligations of the Borrowers, and except as disclosed in the Credit Agreement, the Guarantor is not liable in respect of any guaranties except this Guaranty. Except as permitted by the Credit Agreement, the Guarantor agrees not to become liable in respect to any other agreements guarantying obligations or indebtedness without the prior written consent of the Agent.

          (i) The Guarantor shall take all necessary action, at its own cost and expense, to observe and perform its agreements and covenants, and keep the representations and warranties true, correct and complete under this Guaranty.

          (j) The Guarantor's agreements, covenants, representations and warranties under this Guaranty are continuing ones, shall at all times remain true, correct and complete and shall at all times be observed and performed.

          12. The Guarantor hereby agrees that if there is an Event of Default under the Credit Agreement, then the Guarantor shall be in default hereunder and the Banks shall have the right to declare all or any part of the Guaranteed Indebtedness to be due and payable. Except as expressly provided in the Loan Documents, such declaration may be made without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived. Upon any such default, the Banks shall have and may exercise all the rights and remedies as may be provided hereunder, by law or otherwise.

          13. The enumeration of the Agent's and the Banks' rights and remedies set forth in this Guaranty and in the other Loan Documents to which the Guarantor is a party is not intended to be exhaustive and the exercise by the Agent and the Banks of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative and shall be in addition to any other right or remedy given hereunder or under any other agreement between the parties or which may now or hereafter exist at law or in equity or by suit or otherwise. No delay on the part of the Agent or any Bank in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any default. No course of dealing between any of the Borrowers, the Guarantor, the Agent or the Banks or any of the Banks' agents or employees shall be effective to change, modify or discharge any provision of this Guaranty or to constitute a waiver of any default.

          14. All notices, and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed to have been duly given or made in accordance with Section 10.6 of the Credit Agreement. Any party hereto may change the address to which notice to it, or copies thereof, shall be addressed, by giving notice thereof to the other parties hereto in conformity with the foregoing.

          15. Any deposits or other sums at any time credited by or due from any office of the Agent or the Banks to the Guarantor (regardless of the currency thereof and whether general or special, contingent or unmatured), and any securities or other property of the Guarantor at any time in the possession of any office of the Agent or the Banks, may at all times be treated as collateral for the payment of this Guaranty. Regardless of the adequacy of collateral, the Agent and the Banks may apply or set-off such deposits or other sums against such liabilities, without notice or demand, at any time after any default by the Borrowers in payment of the Guaranteed Indebtedness. Every right of set-off and lien shall continue in full force and effect until full, final and complete satisfaction of the Indebtedness.

          16. This Guaranty is fully assignable and transferable by the Agent to any permitted assignee under the Credit Agreement; however, the duties and obligations of the Guarantor may not be delegated or transferred by the Guarantor without the prior written consent of the Agent. The rights and privileges of Agent hereunder shall inure to the benefit of the its successors and assigns and the duties and obligations of the Guarantor shall bind the Guarantor's legal representatives, heirs and permitted assigns.

          17. This Guaranty shall in all respects be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without regard to its conflict of law doctrines.

          18. The obligations of the Guarantor hereunder are joint and several with the obligations of any other guarantor of all or any portion of the Guaranteed Indebtedness.

          19. This Guaranty shall terminate only when the Guaranteed Indebtedness is paid in full and the obligations of the Banks to lend to the Borrowers have terminated; provided, however, that this Guaranty shall be reinstated (as the case may be) if at any time any payment of any of the Guaranteed Indebtedness made by the Borrowers or the Guarantor or the proceeds of any enforcement of any security interest of Agent or any allocation by the Agent and the Banks of payments received is subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or is required to be repaid or otherwise restored to the Borrowers, the Guarantor, a trustee, an estate receiver or any other person under any law, including without limitation any bankruptcy law, state or federal law, common law or equity, all as though such payment, enforcement or allocation had not been made, and all as determined by the Agent and the Banks. Nothing set forth in this paragraph is intended to expand on or increase the definition of Guaranteed Indebtedness.

          20. If any provision of this Guaranty is held invalid or unenforceable to any extent or in any application, the remainder of this Guaranty, shall not be affected thereby.

          21. Unless the context of this Guaranty otherwise clearly requires, references to the plural include the singular, the singular the plural and the part the whole and "or" has the inclusive meaning represented by the phrase "and/or".

          22. The Agent and the Guarantor may from time to time enter into agreements amending, supplementing or modifying this Guaranty; provided, however, that any such amendment, supplement or modification must be in a writing, signed by the Agent and the Guarantor.

          23. THE GUARANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS GUARANTY, THE LOAN DOCUMENTS OR ANY OTHER DOCUMENT OR INSTRUMENT NOW OR HEREAFTER EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THIS GUARANTY AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT NOW OR HEREAFTER EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND THE GUARANTOR HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT AGENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE GUARANTOR TO THE WAIVER OF THE GUARANTOR'S RIGHT TO TRIAL BY JURY.

          25. The Guarantor hereby irrevocably consents to the jurisdiction of the Court of Common Pleas of Allegheny County and the United States District Court for the Western District of Pennsylvania, and waives personal service of any and all process upon him and consents that all such services of process be made by certified or registered mail directed to the Guarantor at the addresses provided for in Section 10.6 of the Credit Agreement and service so made shall be deemed to be completed upon actual receipt thereof. The Guarantor waives any objection to jurisdiction and venue of any action instituted against him as provided herein and agrees not to assert any defense based on lack of jurisdiction or venue.

          Witness the due execution hereof, as of the day first written above.


ATTEST:                             OPTION CARE ENTERPRISES, INC.


By:/s/ Pam Colin                    By:/s/ J. Jeffrey Fox
   -----------------------             -------------------------

Title:____________________          Title:     CFO
                                          ----------------------

                       GUARANTY AND SURETYSHIP AGREEMENT

          THIS GUARANTY AND SURETYSHIP AGREEMENT ("GUARANTY") is made and entered into as of the 23rd day of December, 1996, by PHARMACARE OF SOUTHWEST FLORIDA, INC., a Florida corporation ("GUARANTOR") in favor of PNC BANK, NATIONAL ASSOCIATION, as agent for the Banks (the "AGENT"), with an address at One PNC Plaza, 249 5th Avenue, Pittsburgh, Pennsylvania 15222-2709.

                               WITNESSETH THAT:

          WHEREAS, the Guarantor and certain of its affiliates, as Borrowers, the Agent and the other Banks party thereto have entered into that certain Credit Agreement dated of even date herewith (the "Credit Agreement"), pursuant to which the Banks agreed to make certain Loans to the Borrowers for the purpose of, among other things, funding the working capital requirements of the Borrowers;

          WHEREAS, it is a condition to the Loans that each of the co-Borrowers guaranty all obligations arising under the Loan Documents (as that term is defined in the Credit Agreement); and

          WHEREAS, the Guarantor will benefit directly by the execution of the Credit Agreement;

          NOW THEREFORE, in order to induce the Banks to enter into the Credit Agreement, and intending to be legally bound hereby, the Guarantor hereby agrees as follows:

          1. Defined terms used in this Guaranty shall have the same meaning ascribed thereto in the Credit Agreement unless the context clearly indicates otherwise.

          2. The Guarantor hereby guaranties, absolutely and unconditionally, and does hereby become surety for, the due performance including, but not limited to, the full, prompt and punctual payment, as and when due, whether at maturity, by acceleration or otherwise, of any and all existing and future indebtedness, obligations or liabilities of the Borrowers arising under or in connection with the Loan Documents, as the same may be amended, modified, extended, restated, replaced, renewed, refunded or supplemented. "GUARANTEED INDEBTEDNESS" shall mean any and all indebtedness, obligations or liabilities described in the previous sentence, whether in whole or in part, and shall include, but not be limited to, (i) all principal amounts due, together with any interest accruing thereon and any and all fees and expenses (including attorneys' fees and expenses) incurred in connection therewith, and (ii) all amounts that would be due if effect were not given to the bankruptcy, insolvency or other similar laws of general application relating to the enforcement of creditors' rights or to general principles of equity; plus all interest, costs and expenses (including attorneys' fees) which may accrue or be incurred on account of any liability of any of the Borrowers to Agent, or in attempting to collect the same.

          3. The Guarantor hereby agrees and acknowledges that its obligations and liabilities to the Agent hereunder are part of the Guaranteed Indebtedness and that its obligations and liabilities are secured by the Loan Documents to which the Guarantor is a party.

          4. The Guarantor hereby agrees that this Guaranty is continuing in nature and shall survive and continue in full force notwithstanding the dissolution or liquidation of, or the insolvency or bankruptcy of, merger or any other corporate change or other occurrence whatsoever affecting the obligations and liabilities of the Borrowers, regardless of when any indebtedness to the Banks may accrue or be deemed to accrue.

          5. The Guarantor agrees that its obligations under this Guaranty are absolute and unconditional and shall not be affected in any way by any event or occurrence, including, but not limited to (a) any failure or delay to exercise any right, power or privilege hereunder; (b) any single or partial exercise of any right, power or privilege hereunder; and (c) any failure to insist upon strict performance hereunder.

          6. The Guarantor agrees that this is a guaranty of performance and payment and not merely of collection; that in the event of any default or the occurrence or existence of a default under the Loan Documents or failure of the Borrowers to perform any of their respective obligations, whether of payment or otherwise, under or with respect to any of the Guaranteed Indebtedness, the Guarantor will perform said obligations without offset of any kind and without any requirement that any rights or remedies which may have been pursued against the Borrowers and regardless of the existence or adequacy of rights or remedies against the Borrowers; and that in any right of action accruing to the Agent or the Banks, the Agent or the Banks may elect to proceed against the Guarantor, with or without joining or proceeding against the Borrowers.

          7. The Guarantor hereby agrees to reimburse the Agent and the Banks for all costs and expenses, including reasonable attorneys' fees and expenses incurred in connection with the enforcement of the Banks' rights hereunder or which would otherwise not have been incurred but for the Guaranteed Indebtedness.

          8. The Guarantor hereby unconditionally and irrevocably waives, to the extent permitted by applicable law: (a) notice of acceptance of this Guaranty and any notice regarding the performance or non-performance of the Borrowers or any of them with respect to any of the Guaranteed Indebtedness; (b) presentment for payment, notice of non-payment or non-performance, demand, protest, notice of protest and notice of dishonor or default to anyone; (c) defenses to pay or perform based upon any of the Guaranteed Indebtedness not being a valid and binding obligation of the Borrowers enforceable in accordance with its terms for any reason whatsoever; (d) all other notices to which the Guarantor may be entitled but which may legally be waived; (e) any disability of the Borrowers (other than payment in full) including absence or cessation of liability for any reason whatsoever; (f) any defense or circumstance which might otherwise constitute a legal or equitable discharge of a guarantor or surety; and (g) all rights under any state or federal statute dealing with or affecting the rights of creditors.

          9. The Guarantor hereby agrees that the Agent or the Banks without notice to the Guarantor, may deal with the Guaranteed Indebtedness and any collateral security therefor in such manner the Agent or the Banks may deem advisable and may renew, extend or increase the Guaranteed Indebtedness or any part thereof; accept partial payment, or settle, release, compound, or compromise the same; demand additional collateral security therefor, and substitute or release the same; and may compromise or settle with or release and discharge from liability any other guarantor or any other person totally or partially liable to the Agent or the Banks for the obligations, debts and liabilities of the Borrowers to the Agent and the Banks, all without impairing the liability of the Guarantor hereunder.

          10. Until the Guaranteed Indebtedness is indefeasibly paid in full, the Guaranteed Indebtedness will be subordinated pursuant to the Intercompany Subordination Agreement.

          11. The Guarantor hereby represents, warrants and covenants to Agent as follows:

          (a) The Guarantor has all necessary power and authority to execute, deliver and perform in accordance with this Guaranty; the Guarantor has all requisite power and authority to own and operate its properties and to carry on its business as now conducted and as proposed to be conducted.

          (b) The execution, delivery and performance of this Guaranty are not in contravention of any law, order, judgment, decree or any indenture or agreement to which the Guarantor is a party or by which Guarantor or the Guarantor's property is bound; the Guaranty has been duly executed and constitutes the legal, valid and binding obligation of the Guarantor, enforceable in accordance with its terms.

          (c) No authorization, consent, approval, license or exemption of, and no registration, qualification, designation, declaration or filing with, any person or entity is or was necessary to the valid execution and delivery of this Guaranty or the Guarantor's performance of its agreements and obligations hereunder.

          (d) The Guarantor will promptly furnish to the Agent such information and documents relating to the Guarantor's financial condition, assets or liabilities, at such times and in such form and detail as Agent may reasonably request.

          (e) To the best knowledge of the Guarantor, all information set forth in the financial statements and other documents and reports furnished by the Guarantor to the Agent from time to time is, or will be at the time such information is furnished, true, correct and complete in all material respects; the Guarantor has good and marketable title to all properties, assets and other rights which the Guarantor purports to own or which are reflected as owned in the Guarantor's books and records, free and clear of all liens except as previously disclosed in writing to the Agent pursuant to the Credit Agreement, and except for Permitted Liens.

          (f) The Guarantor will promptly notify Agent of any default under this Guaranty or under the Loan Documents to which the Guarantor is a party.

          (g) Except as disclosed in Schedule 5.1.7 to the Credit Agreement, there are no actions, suits, proceedings, or investigations pending or threatened against or affecting the Guarantor, or the business or any asset owned by the Guarantor, before any court or governmental department, agency or instrumentality which are reasonably likely to have a material adverse effect on the financial condition of the Guarantor.

          (h) Except for guaranties of the obligations of the Borrowers, and except as disclosed in the Credit Agreement, the Guarantor is not liable in respect of any guaranties except this Guaranty. Except as permitted by the Credit Agreement, the Guarantor agrees not to become liable in respect to any other agreements guarantying obligations or indebtedness without the prior written consent of the Agent.

          (i) The Guarantor shall take all necessary action, at its own cost and expense, to observe and perform its agreements and covenants, and keep the representations and warranties true, correct and complete under this Guaranty.

          (j) The Guarantor's agreements, covenants, representations and warranties under this Guaranty are continuing ones, shall at all times remain true, correct and complete and shall at all times be observed and performed.

          12. The Guarantor hereby agrees that if there is an Event of Default under the Credit Agreement, then the Guarantor shall be in default hereunder and the Banks shall have the right to declare all or any part of the Guaranteed Indebtedness to be due and payable. Except as expressly provided in the Loan Documents, such declaration may be made without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived. Upon any such default, the Banks shall have and may exercise all the rights and remedies as may be provided hereunder, by law or otherwise.

          13. The enumeration of the Agent's and the Banks' rights and remedies set forth in this Guaranty and in the other Loan Documents to which the Guarantor is a party is not intended to be exhaustive and the exercise by the Agent and the Banks of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative and shall be in addition to any other right or remedy given hereunder or under any other agreement between the parties or which may now or hereafter exist at law or in equity or by suit or otherwise. No delay on the part of the Agent or any Bank in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any default. No course of dealing between any of the Borrowers, the Guarantor, the Agent or the Banks or any of the Banks' agents or employees shall be effective to change, modify or discharge any provision of this Guaranty or to constitute a waiver of any default.

          14. All notices, and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed to have been duly given or made in accordance with Section 10.6 of the Credit Agreement. Any party hereto may change the address to which notice to it, or copies thereof, shall be addressed, by giving notice thereof to the other parties hereto in conformity with the foregoing.

          15. Any deposits or other sums at any time credited by or due from any office of the Agent or the Banks to the Guarantor (regardless of the currency thereof and whether general or special, contingent or unmatured), and any securities or other property of the Guarantor at any time in the possession of any office of the Agent or the Banks, may at all times be treated as collateral for the payment of this Guaranty. Regardless of the adequacy of collateral, the Agent and the Banks may apply or set-off such deposits or other sums against such liabilities, without notice or demand, at any time after any default by the Borrowers in payment of the Guaranteed Indebtedness. Every right of set-off and lien shall continue in full force and effect until full, final and complete satisfaction of the Indebtedness.

          16. This Guaranty is fully assignable and transferable by the Agent to any permitted assignee under the Credit Agreement; however, the duties and obligations of the Guarantor may not be delegated or transferred by the Guarantor without the prior written consent of the Agent. The rights and privileges of Agent hereunder shall inure to the benefit of the its successors and assigns and the duties and obligations of the Guarantor shall bind the Guarantor's legal representatives, heirs and permitted assigns.

          17. This Guaranty shall in all respects be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without regard to its conflict of law doctrines.

          18. The obligations of the Guarantor hereunder are joint and several with the obligations of any other guarantor of all or any portion of the Guaranteed Indebtedness.

          19. This Guaranty shall terminate only when the Guaranteed Indebtedness is paid in full and the obligations of the Banks to lend to the Borrowers have terminated; provided, however, that this Guaranty shall be reinstated (as the case may be) if at any time any payment of any of the Guaranteed Indebtedness made by the Borrowers or the Guarantor or the proceeds of any enforcement of any security interest of Agent or any allocation by the Agent and the Banks of payments received is subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or is required to be repaid or otherwise restored to the Borrowers, the Guarantor, a trustee, an estate receiver or any other person under any law, including without limitation any bankruptcy law, state or federal law, common law or equity, all as though such payment, enforcement or allocation had not been made, and all as determined by the Agent and the Banks. Nothing set forth in this paragraph is intended to expand on or increase the definition of Guaranteed Indebtedness.

          20. If any provision of this Guaranty is held invalid or unenforceable to any extent or in any application, the remainder of this Guaranty, shall not be affected thereby.

          21. Unless the context of this Guaranty otherwise clearly requires, references to the plural include the singular, the singular the plural and the part the whole and "or" has the inclusive meaning represented by the phrase "and/or".

          22. The Agent and the Guarantor may from time to time enter into agreements amending, supplementing or modifying this Guaranty; provided, however, that any such amendment, supplement or modification must be in a writing, signed by the Agent and the Guarantor.

          23. THE GUARANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS GUARANTY, THE LOAN DOCUMENTS OR ANY OTHER DOCUMENT OR INSTRUMENT NOW OR HEREAFTER EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THIS GUARANTY AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT NOW OR HEREAFTER EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND THE GUARANTOR HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT AGENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE GUARANTOR TO THE WAIVER OF THE GUARANTOR'S RIGHT TO TRIAL BY JURY.

          25. The Guarantor hereby irrevocably consents to the jurisdiction of the Court of Common Pleas of Allegheny County and the United States District Court for the Western District of Pennsylvania, and waives personal service of any and all process upon him and consents that all such services of process be made by certified or registered mail directed to the Guarantor at the addresses provided for in Section 10.6 of the Credit Agreement and service so made shall be deemed to be completed upon actual receipt thereof. The Guarantor waives any objection to jurisdiction and venue of any action instituted against him as provided herein and agrees not to assert any defense based on lack of jurisdiction or venue.

          Witness the due execution hereof, as of the day first written above.


ATTEST:                             PHARMACARE OF SOUTHWEST
                                    FLORIDA, INC.


By:/s/ Pam Colin                    By:/s/ J. Jeffrey Fox
   -----------------------             -------------------------

Title:____________________          Title:     CFO
                                          ----------------------

                       GUARANTY AND SURETYSHIP AGREEMENT

          THIS GUARANTY AND SURETYSHIP AGREEMENT ("GUARANTY") is made and entered into as of the 23rd day of December, 1996, by PHARMACY I.V. ASSOCIATES, INC., a Missouri corporation ("GUARANTOR") in favor of PNC BANK, NATIONAL ASSOCIATION, as agent for the Banks (the "AGENT"), with an address at One PNC Plaza, 249 5th Avenue, Pittsburgh, Pennsylvania 15222-2709.

                               WITNESSETH THAT:

          WHEREAS, the Guarantor and certain of its affiliates, as Borrowers, the Agent and the other Banks party thereto have entered into that certain Credit Agreement dated of even date herewith (the "Credit Agreement"), pursuant to which the Banks agreed to make certain Loans to the Borrowers for the purpose of, among other things, funding the working capital requirements of the Borrowers;

          WHEREAS, it is a condition to the Loans that each of the co-Borrowers guaranty all obligations arising under the Loan Documents (as that term is defined in the Credit Agreement); and

          WHEREAS, the Guarantor will benefit directly by the execution of the Credit Agreement;

          NOW THEREFORE, in order to induce the Banks to enter into the Credit Agreement, and intending to be legally bound hereby, the Guarantor hereby agrees as follows:

          1. Defined terms used in this Guaranty shall have the same meaning ascribed thereto in the Credit Agreement unless the context clearly indicates otherwise.

          2. The Guarantor hereby guaranties, absolutely and unconditionally, and does hereby become surety for, the due performance including, but not limited to, the full, prompt and punctual payment, as and when due, whether at maturity, by acceleration or otherwise, of any and all existing and future indebtedness, obligations or liabilities of the Borrowers arising under or in connection with the Loan Documents, as the same may be amended, modified, extended, restated, replaced, renewed, refunded or supplemented.

"GUARANTEED INDEBTEDNESS" shall mean any and all indebtedness, obligations or liabilities described in the previous sentence, whether in whole or in part, and shall include, but not be limited to, (i) all principal amounts due, together with any interest accruing thereon and any and all fees and expenses (including attorneys' fees and expenses) incurred in connection therewith, and (ii) all amounts that would be due if effect were not given to the bankruptcy, insolvency or other similar laws of general application relating to the enforcement of creditors' rights or to general principles of equity; plus all interest, costs and expenses (including attorneys' fees) which may accrue or be incurred on account of any liability of any of the Borrowers to Agent, or in attempting to collect the same.

          3. The Guarantor hereby agrees and acknowledges that its obligations and liabilities to the Agent hereunder are part of the Guaranteed Indebtedness and that its obligations and liabilities are secured by the Loan Documents to which the Guarantor is a party.

          4. The Guarantor hereby agrees that this Guaranty is continuing in nature and shall survive and continue in full force notwithstanding the dissolution or liquidation of, or the insolvency or bankruptcy of, merger or any other corporate change or other occurrence whatsoever affecting the obligations and liabilities of the Borrowers, regardless of when any indebtedness to the Banks may accrue or be deemed to accrue.

          5. The Guarantor agrees that its obligations under this Guaranty are absolute and unconditional and shall not be affected in any way by any event or occurrence, including, but not limited to (a) any failure or delay to exercise any right, power or privilege hereunder; (b) any single or partial exercise of any right, power or privilege hereunder; and (c) any failure to insist upon strict performance hereunder.

          6. The Guarantor agrees that this is a guaranty of performance and payment and not merely of collection; that in the event of any default or the occurrence or existence of a default under the Loan Documents or failure of the Borrowers to perform any of their respective obligations, whether of payment or otherwise, under or with respect to any of the Guaranteed Indebtedness, the Guarantor will perform said obligations without offset of any kind and without any requirement that any rights or remedies which may have been pursued against the Borrowers and regardless of the existence or adequacy of rights or remedies against the Borrowers; and that in any right of action accruing to the Agent or the Banks, the Agent or the Banks may elect to proceed against the Guarantor, with or without joining or proceeding against the Borrowers.

          7. The Guarantor hereby agrees to reimburse the Agent and the Banks for all costs and expenses, including reasonable attorneys' fees and expenses incurred in connection with the enforcement of the Banks' rights hereunder or which would otherwise not have been incurred but for the Guaranteed Indebtedness.

          8. The Guarantor hereby unconditionally and irrevocably waives, to the extent permitted by applicable law: (a) notice of acceptance of this Guaranty and any notice regarding the performance or non-performance of the Borrowers or any of them with respect to any of the Guaranteed Indebtedness; (b) presentment for payment, notice of non-payment or non-performance, demand, protest, notice of protest and notice of dishonor or default to anyone; (c) defenses to pay or perform based upon any of the Guaranteed Indebtedness not being a valid and binding obligation of the Borrowers enforceable in accordance with its terms for any reason whatsoever;
(d) all other notices to which the Guarantor may be entitled but which may legally be waived; (e) any disability of the Borrowers (other than payment in full) including absence or cessation of liability for any reason whatsoever; (f) any defense or circumstance which might otherwise constitute a legal or equitable discharge of a guarantor or surety; and (g) all rights under any state or federal statute dealing with or affecting the rights of creditors.

          9. The Guarantor hereby agrees that the Agent or the Banks without notice to the Guarantor, may deal with the Guaranteed Indebtedness and any collateral security therefor in such manner the Agent or the Banks may deem advisable and may renew, extend or increase the Guaranteed Indebtedness or any part thereof; accept partial payment, or settle, release, compound, or compromise the same; demand additional collateral security therefor, and substitute or release the same; and may compromise or settle with or release and discharge from liability any other guarantor or any other person totally or partially liable to the Agent or the Banks for the obligations, debts and liabilities of the Borrowers to the Agent and the Banks, all without impairing the liability of the Guarantor hereunder.

          10. Until the Guaranteed Indebtedness is indefeasibly paid in full, the Guaranteed Indebtedness will be subordinated pursuant to the Intercompany Subordination Agreement.

          11. The Guarantor hereby represents, warrants and covenants to Agent as follows:

          (a) The Guarantor has all necessary power and authority to execute, deliver and perform in accordance with this Guaranty; the Guarantor has all requisite power and authority to own and operate its properties and to carry on its business as now conducted and as proposed to be conducted.

          (b) The execution, delivery and performance of this Guaranty are not in contravention of any law, order, judgment, decree or any indenture or agreement to which the Guarantor is a party or by which Guarantor or the Guarantor's property is bound; the Guaranty has been duly executed and constitutes the legal, valid and binding obligation of the Guarantor, enforceable in accordance with its terms.

          (c) No authorization, consent, approval, license or exemption of, and no registration, qualification, designation, declaration or filing with, any person or entity is or was necessary to the valid execution and delivery of this Guaranty or the Guarantor's performance of its agreements and obligations hereunder.

          (d) The Guarantor will promptly furnish to the Agent such information and documents relating to the Guarantor's financial condition, assets or liabilities, at such times and in such form and detail as Agent may reasonably request.

          (e) To the best knowledge of the Guarantor, all information set forth in the financial statements and other documents and reports furnished by the Guarantor to the Agent from time to time is, or will be at the time such information is furnished, true, correct and complete in all material respects; the Guarantor has good and marketable title to all properties, assets and other rights which the Guarantor purports to own or which are reflected as owned in the Guarantor's books and records, free and clear of all liens except as previously disclosed in writing to the Agent pursuant to the Credit Agreement, and except for Permitted Liens.

          (f) The Guarantor will promptly notify Agent of any default under this Guaranty or under the Loan Documents to which the Guarantor is a party.

          (g) Except as disclosed in Schedule 5.1.7 to the Credit Agreement, there are no actions, suits, proceedings, or investigations pending or threatened against or affecting the Guarantor, or the business or any asset owned by the Guarantor, before any court or governmental department, agency or instrumentality which are reasonably likely to have a material adverse effect on the financial condition of the Guarantor.

          (h) Except for guaranties of the obligations of the Borrowers, and except as disclosed in the Credit Agreement, the Guarantor is not liable in respect of any guaranties except this Guaranty. Except as permitted by the Credit Agreement, the Guarantor agrees not to become liable in respect to any other agreements guarantying obligations or indebtedness without the prior written consent of the Agent.

          (i) The Guarantor shall take all necessary action, at its own cost and expense, to observe and perform its agreements and covenants, and keep the representations and warranties true, correct and complete under this Guaranty.

          (j) The Guarantor's agreements, covenants, representations and warranties under this Guaranty are continuing ones, shall at all times remain true, correct and complete and shall at all times be observed and performed.

          12. The Guarantor hereby agrees that if there is an Event of Default under the Credit Agreement, then the Guarantor shall be in default hereunder and the Banks shall have the right to declare all or any part of the Guaranteed Indebtedness to be due and payable. Except as expressly provided in the Loan Documents, such declaration may be made without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived. Upon any such default, the Banks shall have and may exercise all the rights and remedies as may be provided hereunder, by law or otherwise.

          13. The enumeration of the Agent's and the Banks' rights and remedies set forth in this Guaranty and in the other Loan Documents to which the Guarantor is a party is not intended to be exhaustive and the exercise by the Agent and the Banks of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative and shall be in addition to any other right or remedy given hereunder or under any other agreement between the parties or which may now or hereafter exist at law or in equity or by suit or otherwise. No delay on the part of the Agent or any Bank in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any default. No course of dealing between any of the Borrowers, the Guarantor, the Agent or the Banks or any of the Banks' agents or employees shall be effective to change, modify or discharge any provision of this Guaranty or to constitute a waiver of any default.

          14. All notices, and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed to have been duly given or made in accordance with Section 10.6 of the Credit Agreement. Any party hereto may change the address to which notice to it, or copies thereof, shall be addressed, by giving notice thereof to the other parties hereto in conformity with the foregoing.

          15. Any deposits or other sums at any time credited by or due from any office of the Agent or the Banks to the Guarantor (regardless of the currency thereof and whether general or special, contingent or unmatured), and any securities or other property of the Guarantor at any time in the possession of any office of the Agent or the Banks, may at all times be treated as collateral for the payment of this Guaranty. Regardless of the adequacy of collateral, the Agent and the Banks may apply or set-off such deposits or other sums against such liabilities, without notice or demand, at any time after any default by the Borrowers in payment of the Guaranteed Indebtedness. Every right of set-off and lien shall continue in full force and effect until full, final and complete satisfaction of the Indebtedness.

          16. This Guaranty is fully assignable and transferable by the Agent to any permitted assignee under the Credit Agreement; however, the duties and obligations of the Guarantor may not be delegated or transferred by the Guarantor without the prior written consent of the Agent. The rights and privileges of Agent hereunder shall inure to the benefit of the its successors and assigns and the duties and obligations of the Guarantor shall bind the Guarantor's legal representatives, heirs and permitted assigns.

          17. This Guaranty shall in all respects be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without regard to its conflict of law doctrines.

          18. The obligations of the Guarantor hereunder are joint and several with the obligations of any other guarantor of all or any portion of the Guaranteed Indebtedness.

          19. This Guaranty shall terminate only when the Guaranteed Indebtedness is paid in full and the obligations of the Banks to lend to the Borrowers have terminated; provided, however, that this Guaranty shall be reinstated (as the case may be) if at any time any payment of any of the Guaranteed Indebtedness made by the Borrowers or the Guarantor or the proceeds of any enforcement of any security interest of Agent or any allocation by the Agent and the Banks of payments received is subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or is required to be repaid or otherwise restored to the Borrowers, the Guarantor, a trustee, an estate receiver or any other person under any law, including without limitation any bankruptcy law, state or federal law, common law or equity, all as though such payment, enforcement or allocation had not been made, and all as determined by the Agent and the Banks. Nothing set forth in this paragraph is intended to expand on or increase the definition of Guaranteed Indebtedness.

          20. If any provision of this Guaranty is held invalid or unenforceable to any extent or in any application, the remainder of this Guaranty, shall not be affected thereby.

          21. Unless the context of this Guaranty otherwise clearly requires, references to the plural include the singular, the singular the plural and the part the whole and "or" has the inclusive meaning represented by the phrase "and/or".

          22. The Agent and the Guarantor may from time to time enter into agreements amending, supplementing or modifying this Guaranty; provided, however, that any such amendment, supplement or modification must be in a writing, signed by the Agent and the Guarantor.

          23. THE GUARANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS GUARANTY, THE LOAN DOCUMENTS OR ANY OTHER DOCUMENT OR INSTRUMENT NOW OR HEREAFTER EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THIS GUARANTY AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT NOW OR HEREAFTER EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND THE GUARANTOR HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT AGENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE GUARANTOR TO THE WAIVER OF THE GUARANTOR'S RIGHT TO TRIAL BY JURY.

          25. The Guarantor hereby irrevocably consents to the jurisdiction of the Court of Common Pleas of Allegheny County and the United States District Court for the Western District of Pennsylvania, and waives personal service of any and all process upon him and consents that all such services of process be made by certified or registered mail directed to the Guarantor at the addresses provided for in Section 10.6 of the Credit Agreement and service so made shall be deemed to be completed upon actual receipt thereof. The Guarantor waives any objection to jurisdiction and venue of any action instituted against him as provided herein and agrees not to assert any defense based on lack of jurisdiction or venue.

          Witness the due execution hereof, as of the day first written above.


ATTEST:                             PHARMACY I.V. ASSOCIATES, INC.


By:/s/ Pam Colin                    By:/s/ J. Jeffery Fox
   -----------------------             -------------------------

Title:____________________          Title:     CFO
                                          ----------------------

                       GUARANTY AND SURETYSHIP AGREEMENT

          THIS GUARANTY AND SURETYSHIP AGREEMENT ("GUARANTY") is made and entered into as of the 23rd day of December, 1996, by HOME CARE OF COLUMBIA, INC., a Missouri corporation ("GUARANTOR") in favor of PNC BANK, NATIONAL ASSOCIATION, as agent for the Banks (the "AGENT"), with an address at One PNC Plaza, 249 5th Avenue, Pittsburgh, Pennsylvania 15222-2709.

                               WITNESSETH THAT:

          WHEREAS, the Guarantor and certain of its affiliates, as Borrowers, the Agent and the other Banks party thereto have entered into that certain Credit Agreement dated of even date herewith (the "Credit Agreement"), pursuant to which the Banks agreed to make certain Loans to the Borrowers for the purpose of, among other things, funding the working capital requirements of the Borrowers;

          WHEREAS, it is a condition to the Loans that each of the co-Borrowers guaranty all obligations arising under the Loan Documents (as that term is defined in the Credit Agreement); and

          WHEREAS, the Guarantor will benefit directly by the execution of the Credit Agreement;

          NOW THEREFORE, in order to induce the Banks to enter into the Credit Agreement, and intending to be legally bound hereby, the Guarantor hereby agrees as follows:

          1. Defined terms used in this Guaranty shall have the same meaning ascribed thereto in the Credit Agreement unless the context clearly indicates otherwise.

          2. The Guarantor hereby guaranties, absolutely and unconditionally, and does hereby become surety for, the due performance including, but not limited to, the full, prompt and punctual payment, as and when due, whether at maturity, by acceleration or otherwise, of any and all existing and future indebtedness, obligations or liabilities of the Borrowers arising under or in connection with the Loan Documents, as the same may be amended, modified, extended, restated, replaced, renewed, refunded or supplemented. "GUARANTEED INDEBTEDNESS" shall mean any and all indebtedness, obligations or liabilities described in the previous sentence, whether in whole or in part, and shall include, but not be limited to, (i) all principal amounts due, together with any interest accruing thereon and any and all fees and expenses (including attorneys' fees and expenses) incurred in connection therewith, and (ii) all amounts that would be due if effect were not given to the bankruptcy, insolvency or other similar laws of general application relating to the enforcement of creditors' rights or to general principles of equity; plus all interest, costs and expenses (including attorneys' fees) which may accrue or be incurred on account of any liability of any of the Borrowers to Agent, or in attempting to collect the same.

          3. The Guarantor hereby agrees and acknowledges that its obligations and liabilities to the Agent hereunder are part of the Guaranteed Indebtedness and that its obligations and liabilities are secured by the Loan Documents to which the Guarantor is a party.

          4. The Guarantor hereby agrees that this Guaranty is continuing in nature and shall survive and continue in full force notwithstanding the dissolution or liquidation of, or the insolvency or bankruptcy of, merger or any other corporate change or other occurrence whatsoever affecting the obligations and liabilities of the Borrowers, regardless of when any indebtedness to the Banks may accrue or be deemed to accrue.

          5. The Guarantor agrees that its obligations under this Guaranty are absolute and unconditional and shall not be affected in any way by any event or occurrence, including, but not limited to (a) any failure or delay to exercise any right, power or privilege hereunder; (b) any single or partial exercise of any right, power or privilege hereunder; and (c) any failure to insist upon strict performance hereunder.

          6. The Guarantor agrees that this is a guaranty of performance and payment and not merely of collection; that in the event of any default or the occurrence or existence of a default under the Loan Documents or failure of the Borrowers to perform any of their respective obligations, whether of payment or otherwise, under or with respect to any of the Guaranteed Indebtedness, the Guarantor will perform said obligations without offset of any kind and without any requirement that any rights or remedies which may have been pursued against the Borrowers and regardless of the existence or adequacy of rights or remedies against the Borrowers; and that in any right of action accruing to the Agent or the Banks, the Agent or the Banks may elect to proceed against the Guarantor, with or without joining or proceeding against the Borrowers.

          7. The Guarantor hereby agrees to reimburse the Agent and the Banks for all costs and expenses, including reasonable attorneys' fees and expenses incurred in connection with the enforcement of the Banks' rights hereunder or which would otherwise not have been incurred but for the Guaranteed Indebtedness.

          8. The Guarantor hereby unconditionally and irrevocably waives, to the extent permitted by applicable law: (a) notice of acceptance of this Guaranty and any notice regarding the performance or non-performance of the Borrowers or any of them with respect to any of the Guaranteed Indebtedness; (b) presentment for payment, notice of non-payment or non-performance, demand, protest, notice of protest and notice of dishonor or default to anyone; (c) defenses to pay or perform based upon any of the Guaranteed Indebtedness not being a valid and binding obligation of the Borrowers enforceable in accordance with its terms for any reason whatsoever;
(d) all other notices to which the Guarantor may be entitled but which may legally be waived; (e) any disability of the Borrowers (other than payment in full) including absence or cessation of liability for any reason whatsoever; (f) any defense or circumstance which might otherwise constitute a legal or equitable discharge of a guarantor or surety; and (g) all rights under any state or federal statute dealing with or affecting the rights of creditors.

          9. The Guarantor hereby agrees that the Agent or the Banks without notice to the Guarantor, may deal with the Guaranteed Indebtedness and any collateral security therefor in such manner the Agent or the Banks may deem advisable and may renew, extend or increase the Guaranteed Indebtedness or any part thereof; accept partial payment, or settle, release, compound, or compromise the same; demand additional collateral security therefor, and substitute or release the same; and may compromise or settle with or release and discharge from liability any other guarantor or any other person totally or partially liable to the Agent or the Banks for the obligations, debts and liabilities of the Borrowers to the Agent and the Banks, all without impairing the liability of the Guarantor hereunder.

          10. Until the Guaranteed Indebtedness is indefeasibly paid in full, the Guaranteed Indebtedness will be subordinated pursuant to the Intercompany Subordination Agreement.

          11. The Guarantor hereby represents, warrants and covenants to Agent as follows:

          (a) The Guarantor has all necessary power and authority to execute, deliver and perform in accordance with this Guaranty; the Guarantor has all requisite power and authority to own and operate its properties and to carry on its business as now conducted and as proposed to be conducted.

          (b) The execution, delivery and performance of this Guaranty are not in contravention of any law, order, judgment, decree or any indenture or agreement to which the Guarantor is a party or by which Guarantor or the Guarantor's property is bound; the Guaranty has been duly executed and constitutes the legal, valid and binding obligation of the Guarantor, enforceable in accordance with its terms.

          (c) No authorization, consent, approval, license or exemption of, and no registration, qualification, designation, declaration or filing with, any person or entity is or was necessary to the valid execution and delivery of this Guaranty or the Guarantor's performance of its agreements and obligations hereunder.

          (d) The Guarantor will promptly furnish to the Agent such information and documents relating to the Guarantor's financial condition, assets or liabilities, at such times and in such form and detail as Agent may reasonably request.

          (e) To the best knowledge of the Guarantor, all information set forth in the financial statements and other documents and reports furnished by the Guarantor to the Agent from time to time is, or will be at the time such information is furnished, true, correct and complete in all material respects; the Guarantor has good and marketable title to all properties, assets and other rights which the Guarantor purports to own or which are reflected as owned in the Guarantor's books and records, free and clear of all liens except as previously disclosed in writing to the Agent pursuant to the Credit Agreement, and except for Permitted Liens.

          (f) The Guarantor will promptly notify Agent of any default under this Guaranty or under the Loan Documents to which the Guarantor is a party.

          (g) Except as disclosed in Schedule 5.1.7 to the Credit Agreement, there are no actions, suits, proceedings, or investigations pending or threatened against or affecting the Guarantor, or the business or any asset owned by the Guarantor, before any court or governmental department, agency or instrumentality which are reasonably likely to have a material adverse effect on the financial condition of the Guarantor.

          (h) Except for guaranties of the obligations of the Borrowers, and except as disclosed in the Credit Agreement, the Guarantor is not liable in respect of any guaranties except this Guaranty. Except as permitted by the Credit Agreement, the Guarantor agrees not to become liable in respect to any other agreements guarantying obligations or indebtedness without the prior written consent of the Agent.

          (i) The Guarantor shall take all necessary action, at its own cost and expense, to observe and perform its agreements and covenants, and keep the representations and warranties true, correct and complete under this Guaranty.

          (j) The Guarantor's agreements, covenants, representations and warranties under this Guaranty are continuing ones, shall at all times remain true, correct and complete and shall at all times be observed and performed.

          12. The Guarantor hereby agrees that if there is an Event of Default under the Credit Agreement, then the Guarantor shall be in default hereunder and the Banks shall have the right to declare all or any part of the Guaranteed Indebtedness to be due and payable. Except as expressly provided in the Loan Documents, such declaration may be made without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived. Upon any such default, the Banks shall have and may exercise all the rights and remedies as may be provided hereunder, by law or otherwise.

          13. The enumeration of the Agent's and the Banks' rights and remedies set forth in this Guaranty and in the other Loan Documents to which the Guarantor is a party is not intended to be exhaustive and the exercise by the Agent and the Banks of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative and shall be in addition to any other right or remedy given hereunder or under any other agreement between the parties or which may now or hereafter exist at law or in equity or by suit or otherwise. No delay on the part of the Agent or any Bank in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any default. No course of dealing between any of the Borrowers, the Guarantor, the Agent or the Banks or any of the Banks' agents or employees shall be effective to change, modify or discharge any provision of this Guaranty or to constitute a waiver of any default.

          14. All notices, and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed to have been duly given or made in accordance with Section 10.6 of the Credit Agreement. Any party hereto may change the address to which notice to it, or copies thereof, shall be addressed, by giving notice thereof to the other parties hereto in conformity with the foregoing.

          15. Any deposits or other sums at any time credited by or due from any office of the Agent or the Banks to the Guarantor (regardless of the currency thereof and whether general or special, contingent or unmatured), and any securities or other property of the Guarantor at any time in the possession of any office of the Agent or the Banks, may at all times be treated as collateral for the payment of this Guaranty. Regardless of the adequacy of collateral, the Agent and the Banks may apply or set-off such deposits or other sums against such liabilities, without notice or demand, at any time after any default by the Borrowers in payment of the Guaranteed Indebtedness. Every right of set-off and lien shall continue in full force and effect until full, final and complete satisfaction of the Indebtedness.

          16. This Guaranty is fully assignable and transferable by the Agent to any permitted assignee under the Credit Agreement; however, the duties and obligations of the Guarantor may not be delegated or transferred by the Guarantor without the prior written consent of the Agent. The rights and privileges of Agent hereunder shall inure to the benefit of the its successors and assigns and the duties and obligations of the Guarantor shall bind the Guarantor's legal representatives, heirs and permitted assigns.

          17. This Guaranty shall in all respects be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without regard to its conflict of law doctrines.

          18. The obligations of the Guarantor hereunder are joint and several with the obligations of any other guarantor of all or any portion of the Guaranteed Indebtedness.

          19. This Guaranty shall terminate only when the Guaranteed Indebtedness is paid in full and the obligations of the Banks to lend to the Borrowers have terminated; provided, however, that this Guaranty shall be reinstated (as the case may be) if at any time any payment of any of the Guaranteed Indebtedness made by the Borrowers or the Guarantor or the proceeds of any enforcement of any security interest of Agent or any allocation by the Agent and the Banks of payments received is subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or is required to be repaid or otherwise restored to the Borrowers, the Guarantor, a trustee, an estate receiver or any other person under any law, including without limitation any bankruptcy law, state or federal law, common law or equity, all as though such payment, enforcement or allocation had not been made, and all as determined by the Agent and the Banks. Nothing set forth in this paragraph is intended to expand on or increase the definition of Guaranteed Indebtedness.

          20. If any provision of this Guaranty is held invalid or unenforceable to any extent or in any application, the remainder of this Guaranty, shall not be affected thereby.

          21. Unless the context of this Guaranty otherwise clearly requires, references to the plural include the singular, the singular the plural and the part the whole and "or" has the inclusive meaning represented by the phrase "and/or".

          22. The Agent and the Guarantor may from time to time enter into agreements amending, supplementing or modifying this Guaranty; provided, however, that any such amendment, supplement or modification must be in a writing, signed by the Agent and the Guarantor.

          23. THE GUARANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS GUARANTY, THE LOAN DOCUMENTS OR ANY OTHER DOCUMENT OR INSTRUMENT NOW OR HEREAFTER EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THIS GUARANTY AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT NOW OR HEREAFTER EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND THE GUARANTOR HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT AGENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE GUARANTOR TO THE WAIVER OF THE GUARANTOR'S RIGHT TO TRIAL BY JURY.

          25. The Guarantor hereby irrevocably consents to the jurisdiction of the Court of Common Pleas of Allegheny County and the United States District Court for the Western District of Pennsylvania, and waives personal service of any and all process upon him and consents that all such services of process be made by certified or registered mail directed to the Guarantor at the addresses provided for in Section 10.6 of the Credit Agreement and service so made shall be deemed to be completed upon actual receipt thereof. The Guarantor waives any objection to jurisdiction and venue of any action instituted against him as provided herein and agrees not to assert any defense based on lack of jurisdiction or venue.

          Witness the due execution hereof, as of the day first written above.


ATTEST:                             HOME CARE OF COLUMBIA, INC.


By:/s/ Pam Colin                    By:/s/ J. Jeffrey Fox
   -----------------------             -------------------------

Title:____________________          Title:     CFO
                                          ----------------------

                       GUARANTY AND SURETYSHIP AGREEMENT

          THIS GUARANTY AND SURETYSHIP AGREEMENT ("GUARANTY") is made and entered into as of the 23rd day of December, 1996, by YOUNG'S I.V. THERAPY, INC., a Pennsylvania corporation ("GUARANTOR") in favor of PNC BANK, NATIONAL ASSOCIATION, as agent for the Banks (the "AGENT"), with an address at One PNC Plaza, 249 5th Avenue, Pittsburgh, Pennsylvania 15222-2709.

                               WITNESSETH THAT:

          WHEREAS, the Guarantor and certain of its affiliates, as Borrowers, the Agent and the other Banks party thereto have entered into that certain Credit Agreement dated of even date herewith (the "Credit Agreement"), pursuant to which the Banks agreed to make certain Loans to the Borrowers for the purpose of, among other things, funding the working capital requirements of the Borrowers;

          WHEREAS, it is a condition to the Loans that each of the co-Borrowers guaranty all obligations arising under the Loan Documents (as that term is defined in the Credit Agreement); and

          WHEREAS, the Guarantor will benefit directly by the execution of the Credit Agreement;

          NOW THEREFORE, in order to induce the Banks to enter into the Credit Agreement, and intending to be legally bound hereby, the Guarantor hereby agrees as follows:

          1. Defined terms used in this Guaranty shall have the same meaning ascribed thereto in the Credit Agreement unless the context clearly indicates otherwise.

          2. The Guarantor hereby guaranties, absolutely and unconditionally, and does hereby become surety for, the due performance including, but not limited to, the full, prompt and punctual payment, as and when due, whether at maturity, by acceleration or otherwise, of any and all existing and future indebtedness, obligations or liabilities of the Borrowers arising under or in connection with the Loan Documents, as the same may be amended, modified, extended, restated, replaced, renewed, refunded or supplemented. "GUARANTEED INDEBTEDNESS" shall mean any and all indebtedness, obligations or liabilities described in the previous sentence, whether in whole or in part, and shall include, but not be limited to, (i) all principal amounts due, together with any interest accruing thereon and any and all fees and expenses (including attorneys' fees and expenses) incurred in connection therewith, and (ii) all amounts that would be due if effect were not given to the bankruptcy, insolvency or other similar laws of general application relating to the enforcement of creditors' rights or to general principles of equity; plus all interest, costs and expenses (including attorneys' fees) which may accrue or be incurred on account of any liability of any of the Borrowers to Agent, or in attempting to collect the same.

          3. The Guarantor hereby agrees and acknowledges that its obligations and liabilities to the Agent hereunder are part of the Guaranteed Indebtedness and that its obligations and liabilities are secured by the Loan Documents to which the Guarantor is a party.

          4. The Guarantor hereby agrees that this Guaranty is continuing in nature and shall survive and continue in full force notwithstanding the dissolution or liquidation of, or the insolvency or bankruptcy of, merger or any other corporate change or other occurrence whatsoever affecting the obligations and liabilities of the Borrowers, regardless of when any indebtedness to the Banks may accrue or be deemed to accrue.

          5. The Guarantor agrees that its obligations under this Guaranty are absolute and unconditional and shall not be affected in any way by any event or occurrence, including, but not limited to (a) any failure or delay to exercise any right, power or privilege hereunder; (b) any single or partial exercise of any right, power or privilege hereunder; and (c) any failure to insist upon strict performance hereunder.

          6. The Guarantor agrees that this is a guaranty of performance and payment and not merely of collection; that in the event of any default or the occurrence or existence of a default under the Loan Documents or failure of the Borrowers to perform any of their respective obligations, whether of payment or otherwise, under or with respect to any of the Guaranteed Indebtedness, the Guarantor will perform said obligations without offset of any kind and without any requirement that any rights or remedies which may have been pursued against the Borrowers and regardless of the existence or adequacy of rights or remedies against the Borrowers; and that in any right of action accruing to the Agent or the Banks, the Agent or the Banks may elect to proceed against the Guarantor, with or without joining or proceeding against the Borrowers.

          7. The Guarantor hereby agrees to reimburse the Agent and the Banks for all costs and expenses, including reasonable attorneys' fees and expenses incurred in connection with the enforcement of the Banks' rights hereunder or which would otherwise not have been incurred but for the Guaranteed Indebtedness.

          8. The Guarantor hereby unconditionally and irrevocably waives, to the extent permitted by applicable law: (a) notice of acceptance of this Guaranty and any notice regarding the performance or non-performance of the Borrowers or any of them with respect to any of the Guaranteed Indebtedness; (b) presentment for payment, notice of non-payment or non-performance, demand, protest, notice of protest and notice of dishonor or default to anyone; (c) defenses to pay or perform based upon any of the Guaranteed Indebtedness not being a valid and binding obligation of the Borrowers enforceable in accordance with its terms for any reason whatsoever;
(d) all other notices to which the Guarantor may be entitled but which may legally be waived; (e) any disability of the Borrowers (other than payment in full) including absence or cessation of liability for any reason whatsoever; (f) any defense or circumstance which might otherwise constitute a legal or equitable discharge of a guarantor or surety; and (g) all rights under any state or federal statute dealing with or affecting the rights of creditors.

          9. The Guarantor hereby agrees that the Agent or the Banks without notice to the Guarantor, may deal with the Guaranteed Indebtedness and any collateral security therefor in such manner the Agent or the Banks may deem advisable and may renew, extend or increase the Guaranteed Indebtedness or any part thereof; accept partial payment, or settle, release, compound, or compromise the same; demand additional collateral security therefor, and substitute or release the same; and may compromise or settle with or release and discharge from liability any other guarantor or any other person totally or partially liable to the Agent or the Banks for the obligations, debts and liabilities of the Borrowers to the Agent and the Banks, all without impairing the liability of the Guarantor hereunder.

          10. Until the Guaranteed Indebtedness is indefeasibly paid in full, the Guaranteed Indebtedness will be subordinated pursuant to the Intercompany Subordination Agreement.

          11. The Guarantor hereby represents, warrants and covenants to Agent as follows:

          (a) The Guarantor has all necessary power and authority to execute, deliver and perform in accordance with this Guaranty; the Guarantor has all requisite power and authority to own and operate its properties and to carry on its business as now conducted and as proposed to be conducted.

          (b) The execution, delivery and performance of this Guaranty are not in contravention of any law, order, judgment, decree or any indenture or agreement to which the Guarantor is a party or by which Guarantor or the Guarantor's property is bound; the Guaranty has been duly executed and constitutes the legal, valid and binding obligation of the Guarantor, enforceable in accordance with its terms.

          (c) No authorization, consent, approval, license or exemption of, and no registration, qualification, designation, declaration or filing with, any person or entity is or was necessary to the valid execution and delivery of this Guaranty or the Guarantor's performance of its agreements and obligations hereunder.

          (d) The Guarantor will promptly furnish to the Agent such information and documents relating to the Guarantor's financial condition, assets or liabilities, at such times and in such form and detail as Agent may reasonably request.

          (e) To the best knowledge of the Guarantor, all information set forth in the financial statements and other documents and reports furnished by the Guarantor to the Agent from time to time is, or will be at the time such information is furnished, true, correct and complete in all material respects; the Guarantor has good and marketable title to all properties, assets and other rights which the Guarantor purports to own or which are reflected as owned in the Guarantor's books and records, free and clear of all liens except as previously disclosed in writing to the Agent pursuant to the Credit Agreement, and except for Permitted Liens.

          (f) The Guarantor will promptly notify Agent of any default under this Guaranty or under the Loan Documents to which the Guarantor is a party.

          (g) Except as disclosed in Schedule 5.1.7 to the Credit Agreement, there are no actions, suits, proceedings, or investigations pending or threatened against or affecting the Guarantor, or the business or any asset owned by the Guarantor, before any court or governmental department, agency or instrumentality which are reasonably likely to have a material adverse effect on the financial condition of the Guarantor.

          (h) Except for guaranties of the obligations of the Borrowers, and except as disclosed in the Credit Agreement, the Guarantor is not liable in respect of any guaranties except this Guaranty. Except as permitted by the Credit Agreement, the Guarantor agrees not to become liable in respect to any other agreements guarantying obligations or indebtedness without the prior written consent of the Agent.

          (i) The Guarantor shall take all necessary action, at its own cost and expense, to observe and perform its agreements and covenants, and keep the representations and warranties true, correct and complete under this Guaranty.

          (j) The Guarantor's agreements, covenants, representations and warranties under this Guaranty are continuing ones, shall at all times remain true, correct and complete and shall at all times be observed and performed.

          12. The Guarantor hereby agrees that if there is an Event of Default under the Credit Agreement, then the Guarantor shall be in default hereunder and the Banks shall have the right to declare all or any part of the Guaranteed Indebtedness to be due and payable. Except as expressly provided in the Loan Documents, such declaration may be made without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived. Upon any such default, the Banks shall have and may exercise all the rights and remedies as may be provided hereunder, by law or otherwise.

          13. The enumeration of the Agent's and the Banks' rights and remedies set forth in this Guaranty and in the other Loan Documents to which the Guarantor is a party is not intended to be exhaustive and the exercise by the Agent and the Banks of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative and shall be in addition to any other right or remedy given hereunder or under any other agreement between the parties or which may now or hereafter exist at law or in equity or by suit or otherwise. No delay on the part of the Agent or any Bank in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any default. No course of dealing between any of the Borrowers, the Guarantor, the Agent or the Banks or any of the Banks' agents or employees shall be effective to change, modify or discharge any provision of this Guaranty or to constitute a waiver of any default.

          14. All notices, and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed to have been duly given or made in accordance with Section 10.6 of the Credit Agreement. Any party hereto may change the address to which notice to it, or copies thereof, shall be addressed, by giving notice thereof to the other parties hereto in conformity with the foregoing.

          15. Any deposits or other sums at any time credited by or due from any office of the Agent or the Banks to the Guarantor (regardless of the currency thereof and whether general or special, contingent or unmatured), and any securities or other property of the Guarantor at any time in the possession of any office of the Agent or the Banks, may at all times be treated as collateral for the payment of this Guaranty. Regardless of the adequacy of collateral, the Agent and the Banks may apply or set-off such deposits or other sums against such liabilities, without notice or demand, at any time after any default by the Borrowers in payment of the Guaranteed Indebtedness. Every right of set-off and lien shall continue in full force and effect until full, final and complete satisfaction of the Indebtedness.

          16. This Guaranty is fully assignable and transferable by the Agent to any permitted assignee under the Credit Agreement; however, the duties and obligations of the Guarantor may not be delegated or transferred by the Guarantor without the prior written consent of the Agent. The rights and privileges of Agent hereunder shall inure to the benefit of the its successors and assigns and the duties and obligations of the Guarantor shall bind the Guarantor's legal representatives, heirs and permitted assigns.

          17. This Guaranty shall in all respects be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without regard to its conflict of law doctrines.

          18. The obligations of the Guarantor hereunder are joint and several with the obligations of any other guarantor of all or any portion of the Guaranteed Indebtedness.

          19. This Guaranty shall terminate only when the Guaranteed Indebtedness is paid in full and the obligations of the Banks to lend to the Borrowers have terminated; provided, however, that this Guaranty shall be reinstated (as the case may be) if at any time any payment of any of the Guaranteed Indebtedness made by the Borrowers or the Guarantor or the proceeds of any enforcement of any security interest of Agent or any allocation by the Agent and the Banks of payments received is subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or is required to be repaid or otherwise restored to the Borrowers, the Guarantor, a trustee, an estate receiver or any other person under any law, including without limitation any bankruptcy law, state or federal law, common law or equity, all as though such payment, enforcement or allocation had not been made, and all as determined by the Agent and the Banks. Nothing set forth in this paragraph is intended to expand on or increase the definition of Guaranteed Indebtedness.

          20. If any provision of this Guaranty is held invalid or unenforceable to any extent or in any application, the remainder of this Guaranty, shall not be affected thereby.

          21. Unless the context of this Guaranty otherwise clearly requires, references to the plural include the singular, the singular the plural and the part the whole and "or" has the inclusive meaning represented by the phrase "and/or".

          22. The Agent and the Guarantor may from time to time enter into agreements amending, supplementing or modifying this Guaranty; provided, however, that any such amendment, supplement or modification must be in a writing, signed by the Agent and the Guarantor.

          23. THE GUARANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS GUARANTY, THE LOAN DOCUMENTS OR ANY OTHER DOCUMENT OR INSTRUMENT NOW OR HEREAFTER EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THIS GUARANTY AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT NOW OR HEREAFTER EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND THE GUARANTOR HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT AGENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE GUARANTOR TO THE WAIVER OF THE GUARANTOR'S RIGHT TO TRIAL BY JURY.


          25. The Guarantor hereby irrevocably consents to the jurisdiction of the Court of Common Pleas of Allegheny County and the United States District Court for the Western District of Pennsylvania, and waives personal service of any and all process upon him and consents that all such services of process be made by certified or registered mail directed to the Guarantor at the addresses provided for in Section 10.6 of the Credit Agreement and service so made shall be deemed to be completed upon actual receipt thereof. The Guarantor waives any objection to jurisdiction and venue of any action instituted against him as provided herein and agrees not to assert any defense based on lack of jurisdiction or venue.

          Witness the due execution hereof, as of the day first written above.


ATTEST:                                      YOUNG'S I.V. THERAPY, INC.


By: /s/ Pam Colin                            By: /s/ J. Jeffrey Fox
   -----------------------                      -------------------------

Title:____________________                   Title: CFO
                                                   ----------------------

                       GUARANTY AND SURETYSHIP AGREEMENT

          THIS GUARANTY AND SURETYSHIP AGREEMENT ("GUARANTY") is made and entered into as of the 23rd day of December, 1996, by HOME INFUSION THERAPY OF BULLHEAD CITY, INC., a Delaware corporation ("GUARANTOR") in favor of PNC BANK, NATIONAL ASSOCIATION, as agent for the Banks (the "AGENT"), with an address at One PNC Plaza, 249 5th Avenue, Pittsburgh, Pennsylvania 15222-2709.

                               WITNESSETH THAT:

          WHEREAS, the Guarantor and certain of its affiliates, as Borrowers, the Agent and the other Banks party thereto have entered into that certain Credit Agreement dated of even date herewith (the "Credit Agreement"), pursuant to which the Banks agreed to make certain Loans to the Borrowers for the purpose of, among other things, funding the working capital requirements of the Borrowers;

          WHEREAS, it is a condition to the Loans that each of the co-Borrowers guaranty all obligations arising under the Loan Documents (as that term is defined in the Credit Agreement); and

          WHEREAS, the Guarantor will benefit directly by the execution of the Credit Agreement;

          NOW THEREFORE, in order to induce the Banks to enter into the Credit Agreement, and intending to be legally bound hereby, the Guarantor hereby agrees as follows:

          1. Defined terms used in this Guaranty shall have the same meaning ascribed thereto in the Credit Agreement unless the context clearly indicates otherwise.

          2. The Guarantor hereby guaranties, absolutely and unconditionally, and does hereby become surety for, the due performance including, but not limited to, the full, prompt and punctual payment, as and when due, whether at maturity, by acceleration or otherwise, of any and all existing and future indebtedness, obligations or liabilities of the

Borrowers arising under or in connection with the Loan Documents, as the same may be amended, modified, extended, restated, replaced, renewed, refunded or supplemented. "GUARANTEED INDEBTEDNESS" shall mean any and all indebtedness, obligations or liabilities described in the previous sentence, whether in whole or in part, and shall include, but not be limited to, (i) all principal amounts due, together with any interest accruing thereon and any and all fees and expenses (including attorneys' fees and expenses) incurred in connection therewith, and (ii) all amounts that would be due if effect were not given to the bankruptcy, insolvency or other similar laws of general application relating to the enforcement of creditors' rights or to general principles of equity; plus all interest, costs and expenses (including attorneys' fees) which may accrue or be incurred on account of any liability of any of the Borrowers to Agent, or in attempting to collect the same.

          3. The Guarantor hereby agrees and acknowledges that its obligations and liabilities to the Agent hereunder are part of the Guaranteed Indebtedness and that its obligations and liabilities are secured by the Loan Documents to which the Guarantor is a party.

          4. The Guarantor hereby agrees that this Guaranty is continuing in nature and shall survive and continue in full force notwithstanding the dissolution or liquidation of, or the insolvency or bankruptcy of, merger or any other corporate change or other occurrence whatsoever affecting the obligations and liabilities of the Borrowers, regardless of when any indebtedness to the Banks may accrue or be deemed to accrue.

          5. The Guarantor agrees that its obligations under this Guaranty are absolute and unconditional and shall not be affected in any way by any event or occurrence, including, but not limited to (a) any failure or delay to exercise any right, power or privilege hereunder; (b) any single or partial exercise of any right, power or privilege hereunder; and (c) any failure to insist upon strict performance hereunder.

          6. The Guarantor agrees that this is a guaranty of performance and payment and not merely of collection; that in the event of any default or the occurrence or existence of a default under the Loan Documents or failure of the Borrowers to perform any of their respective obligations, whether of payment or otherwise, under or with respect to any of the Guaranteed Indebtedness, the Guarantor will perform said obligations without offset of any kind and without any requirement that any rights or remedies which may have been pursued against the Borrowers and regardless of the existence or adequacy of rights or remedies against the Borrowers; and that in any right of action accruing to the Agent or the Banks, the Agent or the Banks may elect to proceed against the Guarantor, with or without joining or proceeding against the Borrowers.

          7. The Guarantor hereby agrees to reimburse the Agent and the Banks for all costs and expenses, including reasonable attorneys' fees and expenses incurred in connection with the enforcement of the Banks' rights hereunder or which would otherwise not have been incurred but for the Guaranteed Indebtedness.

          8. The Guarantor hereby unconditionally and irrevocably waives, to the extent permitted by applicable law: (a) notice of acceptance of this Guaranty and any notice regarding the performance or non-performance of the Borrowers or any of them with respect to any of the Guaranteed Indebtedness; (b) presentment for payment, notice of non-payment or non-performance, demand, protest, notice of protest and notice of dishonor or default to anyone; (c) defenses to pay or perform based upon any of the Guaranteed Indebtedness not being a valid and binding obligation of the Borrowers enforceable in accordance with its terms for any reason whatsoever; (d) all other notices to which the Guarantor may be entitled but which may legally be waived; (e) any disability of the Borrowers (other than payment in full) including absence or cessation of liability for any reason whatsoever; (f) any defense or circumstance which might otherwise constitute a legal or equitable discharge of a guarantor or surety; and (g) all rights under any state or federal statute dealing with or affecting the rights of creditors.

          9. The Guarantor hereby agrees that the Agent or the Banks without notice to the Guarantor, may deal with the Guaranteed Indebtedness and any collateral security therefor in such manner the Agent or the Banks may deem advisable and may renew, extend or increase the Guaranteed Indebtedness or any part thereof; accept partial payment, or settle, release, compound, or compromise the same; demand additional collateral security therefor, and substitute or release the same; and may compromise or settle with or release and discharge from liability any other guarantor or any other person totally or partially liable to the Agent or the Banks for the obligations, debts and liabilities of the Borrowers to the Agent and the Banks, all without impairing the liability of the Guarantor hereunder.

          10. Until the Guaranteed Indebtedness is indefeasibly paid in full, the Guaranteed Indebtedness will be subordinated pursuant to the Intercompany Subordination Agreement.

          11. The Guarantor hereby represents, warrants and covenants to Agent as follows:

          (a) The Guarantor has all necessary power and authority to execute, deliver and perform in accordance with this Guaranty; the Guarantor has all requisite power and authority to own and operate its properties and to carry on its business as now conducted and as proposed to be conducted.

          (b) The execution, delivery and performance of this Guaranty are not in contravention of any law, order, judgment, decree or any indenture or agreement to which the Guarantor is a party or by which Guarantor or the Guarantor's property is bound; the Guaranty has been duly executed and constitutes the legal, valid and binding obligation of the Guarantor, enforceable in accordance with its terms.

          (c) No authorization, consent, approval, license or exemption of, and no registration, qualification, designation, declaration or filing with, any person or entity is or was necessary to the valid execution and delivery of this Guaranty or the Guarantor's performance of its agreements and obligations hereunder.

          (d) The Guarantor will promptly furnish to the Agent such information and documents relating to the Guarantor's financial condition, assets or liabilities, at such times and in such form and detail as Agent may reasonably request.

          (e) To the best knowledge of the Guarantor, all information set forth in the financial statements and other documents and reports furnished by the Guarantor to the Agent from time to time is, or will be at the time such information is furnished, true, correct and complete in all material respects; the Guarantor has good and marketable title to all properties, assets and other rights which the Guarantor purports to own or which are reflected as owned in the Guarantor's books and records, free and clear of all liens except as previously disclosed in writing to the Agent pursuant to the Credit Agreement, and except for Permitted Liens.

          (f) The Guarantor will promptly notify Agent of any default under this Guaranty or under the Loan Documents to which the Guarantor is a party.

          (g) Except as disclosed in Schedule 5.1.7 to the Credit Agreement, there are no actions, suits, proceedings, or investigations pending or threatened against or affecting the Guarantor, or the business or any asset owned by the Guarantor, before any court or governmental department, agency or instrumentality which are reasonably likely to have a material adverse effect on the financial condition of the Guarantor.

          (h) Except for guaranties of the obligations of the Borrowers, and except as disclosed in the Credit Agreement, the Guarantor is not liable in respect of any guaranties except this Guaranty. Except as permitted by the Credit Agreement, the Guarantor agrees not to become liable in respect to any other agreements guarantying obligations or indebtedness without the prior written consent of the Agent.

          (i) The Guarantor shall take all necessary action, at its own cost and expense, to observe and perform its agreements and covenants, and keep the representations and warranties true, correct and complete under this Guaranty.

          (j) The Guarantor's agreements, covenants, representations and warranties under this Guaranty are continuing ones, shall at all times remain true, correct and complete and shall at all times be observed and performed.

          12. The Guarantor hereby agrees that if there is an Event of Default under the Credit Agreement, then the Guarantor shall be in default hereunder and the Banks shall have the right to declare all or any part of the Guaranteed Indebtedness to be due and payable. Except as expressly provided in the Loan Documents, such declaration may be made without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived. Upon any such default, the Banks shall have and may exercise all the rights and remedies as may be provided hereunder, by law or otherwise.

          13. The enumeration of the Agent's and the Banks' rights and remedies set forth in this Guaranty and in the other Loan Documents to which the Guarantor is a party is not intended to be exhaustive and the exercise by the Agent and the Banks of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative and shall be in addition to any other right or remedy given hereunder or under any other agreement between the parties or which may now or hereafter exist at law or in equity or by suit or otherwise. No delay on the part of the Agent or any Bank in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any default. No course of dealing between any of the Borrowers, the Guarantor, the Agent or the Banks or any of the Banks' agents or employees shall be effective to change, modify or discharge any provision of this Guaranty or to constitute a waiver of any default.

          14. All notices, and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed to have been duly given or made in accordance with Section 10.6 of the Credit Agreement. Any party hereto may change the address to which notice to it, or copies thereof, shall be addressed, by giving notice thereof to the other parties hereto in conformity with the foregoing.

          15. Any deposits or other sums at any time credited by or due from any office of the Agent or the Banks to the Guarantor (regardless of the currency thereof and whether general or special, contingent or unmatured), and any securities or other property of the Guarantor at any time in the possession of any office of the Agent or the Banks, may at all times be treated as collateral for the payment of this Guaranty. Regardless of the adequacy of collateral, the Agent and the Banks may apply or set-off such deposits or other sums against such liabilities, without notice or demand, at any time after any default by the Borrowers in payment of the Guaranteed Indebtedness. Every right of set-off and lien shall continue in full force and effect until full, final and complete satisfaction of the Indebtedness.

          16. This Guaranty is fully assignable and transferable by the Agent to any permitted assignee under the Credit Agreement; however, the duties and obligations of the Guarantor may not be delegated or transferred by the Guarantor without the prior written consent of the Agent. The rights and privileges of Agent hereunder shall inure to the benefit of the its successors and assigns and the duties and obligations of the Guarantor shall bind the Guarantor's legal representatives, heirs and permitted assigns.

          17. This Guaranty shall in all respects be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without regard to its conflict of law doctrines.

          18. The obligations of the Guarantor hereunder are joint and several with the obligations of any other guarantor of all or any portion of the Guaranteed Indebtedness.

          19. This Guaranty shall terminate only when the Guaranteed Indebtedness is paid in full and the obligations of the Banks to lend to the Borrowers have terminated; provided, however, that this Guaranty shall be reinstated (as the case may be) if at any time any payment of any of the Guaranteed Indebtedness made by the Borrowers or the Guarantor or the proceeds of any enforcement of any security interest of Agent or any allocation by the Agent and the Banks of payments received is subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or is required to be repaid or otherwise restored to the Borrowers, the Guarantor, a trustee, an estate receiver or any other person under any law, including without limitation any bankruptcy law, state or federal law, common law or equity, all as though such payment, enforcement or allocation had not been made, and all as determined by the Agent and the Banks. Nothing set forth in this paragraph is intended to expand on or increase the definition of Guaranteed Indebtedness.

          20. If any provision of this Guaranty is held invalid or unenforceable to any extent or in any application, the remainder of this Guaranty, shall not be affected thereby.

          21. Unless the context of this Guaranty otherwise clearly requires, references to the plural include the singular, the singular the plural and the part the whole and "or" has the inclusive meaning represented by the phrase "and/or".

          22. The Agent and the Guarantor may from time to time enter into agreements amending, supplementing or modifying this Guaranty; provided, however, that any such amendment, supplement or modification must be in a writing, signed by the Agent and the Guarantor.

          23. THE GUARANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS GUARANTY, THE LOAN DOCUMENTS OR ANY OTHER DOCUMENT OR INSTRUMENT NOW OR HEREAFTER EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THIS GUARANTY AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT NOW OR HEREAFTER EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND THE GUARANTOR HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT AGENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE GUARANTOR TO THE WAIVER OF THE GUARANTOR'S RIGHT TO TRIAL BY JURY.
                                                                         _______
                                                                         INITIAL

          25. The Guarantor hereby irrevocably consents to the jurisdiction of the Court of Common Pleas of Allegheny County and the United States District Court for the Western District of Pennsylvania, and waives personal service of any and all process upon him and consents that all such services of process be made by certified or registered mail directed to the Guarantor at the addresses provided for in Section 10.6 of the Credit Agreement and service so made shall be deemed to be completed upon actual receipt thereof. The Guarantor waives any objection to jurisdiction and venue of any action instituted against him as provided herein and agrees not to assert any defense based on lack of jurisdiction or venue.


          Witness the due execution hereof, as of the day first written above.


ATTEST:                             HOME INFUSION THERAPY OF
                                    BULLHEAD CITY, INC.


By: /s/ Pam Colin                   By: /s/ J. Jeffrey Fox
   -----------------------              --------------------------

Title:____________________          Title: CFO
                                          ------------------------

                       GUARANTY AND SURETYSHIP AGREEMENT

          THIS GUARANTY AND SURETYSHIP AGREEMENT ("GUARANTY") is made and entered into as of the 23rd day of December, 1996, by WHATCOM PHARMACEUTICAL SERVICES, INC., a Washington corporation ("GUARANTOR") in favor of PNC BANK, NATIONAL ASSOCIATION, as agent for the Banks (the "AGENT"), with an address at One PNC Plaza, 249 5th Avenue, Pittsburgh, Pennsylvania 15222-2709.

                               WITNESSETH THAT:

          WHEREAS, the Guarantor and certain of its affiliates, as Borrowers, the Agent and the other Banks party thereto have entered into that certain Credit Agreement dated of even date herewith (the "Credit Agreement"), pursuant to which the Banks agreed to make certain Loans to the Borrowers for the purpose of, among other things, funding the working capital requirements of the Borrowers;

          WHEREAS, it is a condition to the Loans that each of the co-Borrowers guaranty all obligations arising under the Loan Documents (as that term is defined in the Credit Agreement); and

          WHEREAS, the Guarantor will benefit directly by the execution of the Credit Agreement;

          NOW THEREFORE, in order to induce the Banks to enter into the Credit Agreement, and intending to be legally bound hereby, the Guarantor hereby agrees as follows:

          1. Defined terms used in this Guaranty shall have the same meaning ascribed thereto in the Credit Agreement unless the context clearly indicates otherwise.

          2. The Guarantor hereby guaranties, absolutely and unconditionally, and does hereby become surety for, the due performance including, but not limited to, the full, prompt and punctual payment, as and when due, whether at maturity, by acceleration or otherwise, of any and all existing and future indebtedness, obligations or liabilities of the Borrowers arising under or in connection with the Loan Documents, as the same may be amended, modified, extended, restated, replaced, renewed, refunded or supplemented. "GUARANTEED INDEBTEDNESS" shall mean any and all indebtedness, obligations or liabilities described in the previous sentence, whether in whole or in part, and shall include, but not be limited to, (i) all principal amounts due, together with any interest accruing thereon and any and all fees and expenses (including attorneys' fees and expenses) incurred in connection therewith, and (ii) all amounts that would be due if effect were not given to the bankruptcy, insolvency or other similar laws of general application relating to the enforcement of creditors' rights or to general principles of equity; plus all interest, costs and expenses (including attorneys' fees) which may accrue or be incurred on account of any liability of any of the Borrowers to Agent, or in attempting to collect the same.

          3. The Guarantor hereby agrees and acknowledges that its obligations and liabilities to the Agent hereunder are part of the Guaranteed Indebtedness and that its obligations and liabilities are secured by the Loan Documents to which the Guarantor is a party.

          4. The Guarantor hereby agrees that this Guaranty is continuing in nature and shall survive and continue in full force notwithstanding the dissolution or liquidation of, or the insolvency or bankruptcy of, merger or any other corporate change or other occurrence whatsoever affecting the obligations and liabilities of the Borrowers, regardless of when any indebtedness to the Banks may accrue or be deemed to accrue.

          5. The Guarantor agrees that its obligations under this Guaranty are absolute and unconditional and shall not be affected in any way by any event or occurrence, including, but not limited to (a) any failure or delay to exercise any right, power or privilege hereunder; (b) any single or partial exercise of any right, power or privilege hereunder; and (c) any failure to insist upon strict performance hereunder.

          6. The Guarantor agrees that this is a guaranty of performance and payment and not merely of collection; that in the event of any default or the occurrence or existence of a default under the Loan Documents or failure of the Borrowers to perform any of their respective obligations, whether of payment or otherwise, under or with respect to any of the Guaranteed Indebtedness, the Guarantor will perform said obligations without offset of any kind and without any requirement that any rights or remedies which may have been pursued against the Borrowers and regardless of the existence or adequacy of rights or remedies against the Borrowers; and that in any right of action accruing to the Agent or the Banks, the Agent or the Banks may elect to proceed against the Guarantor, with or without joining or proceeding against the Borrowers.

          7. The Guarantor hereby agrees to reimburse the Agent and the Banks for all costs and expenses, including reasonable attorneys' fees and expenses incurred in connection with the enforcement of the Banks' rights hereunder or which would otherwise not have been incurred but for the Guaranteed Indebtedness.

          8. The Guarantor hereby unconditionally and irrevocably waives, to the extent permitted by applicable law: (a) notice of acceptance of this Guaranty and any notice regarding the performance or non-performance of the Borrowers or any of them with respect to any of the Guaranteed Indebtedness; (b) presentment for payment, notice of non-payment or non-performance, demand, protest, notice of protest and notice of dishonor or default to anyone; (c) defenses to pay or perform based upon any of the Guaranteed Indebtedness not being a valid and binding obligation of the Borrowers enforceable in accordance with its terms for any reason whatsoever; (d) all other notices to which the Guarantor may be entitled but which may legally be waived; (e) any disability of the Borrowers (other than payment in full) including absence or cessation of liability for any reason whatsoever; (f) any defense or circumstance which might otherwise constitute a legal or equitable discharge of a guarantor or surety; and (g) all rights under any state or federal statute dealing with or affecting the rights of creditors.

          9. The Guarantor hereby agrees that the Agent or the Banks without notice to the Guarantor, may deal with the Guaranteed Indebtedness and any collateral security therefor in such manner the Agent or the Banks may deem advisable and may renew, extend or increase the Guaranteed Indebtedness or any part thereof; accept partial payment, or settle, release, compound, or compromise the same; demand additional collateral security therefor, and substitute or release the same; and may compromise or settle with or release and discharge from liability any other guarantor or any other person totally or partially liable to the Agent or the Banks for the obligations, debts and liabilities of the Borrowers to the Agent and the Banks, all without impairing the liability of the Guarantor hereunder.

          10. Until the Guaranteed Indebtedness is indefeasibly paid in full, the Guaranteed Indebtedness will be subordinated pursuant to the Intercompany Subordination Agreement.

          11. The Guarantor hereby represents, warrants and covenants to Agent as follows:

          (a) The Guarantor has all necessary power and authority to execute, deliver and perform in accordance with this Guaranty; the Guarantor has all requisite power and authority to own and operate its properties and to carry on its business as now conducted and as proposed to be conducted.

          (b) The execution, delivery and performance of this Guaranty are not in contravention of any law, order, judgment, decree or any indenture or agreement to which the Guarantor is a party or by which Guarantor or the Guarantor's property is bound; the Guaranty has been duly executed and constitutes the legal, valid and binding obligation of the Guarantor, enforceable in accordance with its terms.

          (c) No authorization, consent, approval, license or exemption of, and no registration, qualification, designation, declaration or filing with, any person or entity is or was necessary to the valid execution and delivery of this Guaranty or the Guarantor's performance of its agreements and obligations hereunder.

          (d) The Guarantor will promptly furnish to the Agent such information and documents relating to the Guarantor's financial condition, assets or liabilities, at such times and in such form and detail as Agent may reasonably request.

          (e) To the best knowledge of the Guarantor, all information set forth in the financial statements and other documents and reports furnished by the Guarantor to the Agent from time to time is, or will be at the time such information is furnished, true, correct and complete in all material respects; the Guarantor has good and marketable title to all properties, assets and other rights which the Guarantor purports to own or which are reflected as owned in the Guarantor's books and records, free and clear of all liens except as previously disclosed in writing to the Agent pursuant to the Credit Agreement, and except for Permitted Liens.

          (f) The Guarantor will promptly notify Agent of any default under this Guaranty or under the Loan Documents to which the Guarantor is a party.

          (g) Except as disclosed in Schedule 5.1.7 to the Credit Agreement, there are no actions, suits, proceedings, or investigations pending or threatened against or affecting the Guarantor, or the business or any asset owned by the Guarantor, before any court or governmental department, agency or instrumentality which are reasonably likely to have a material adverse effect on the financial condition of the Guarantor.

          (h) Except for guaranties of the obligations of the Borrowers, and except as disclosed in the Credit Agreement, the Guarantor is not liable in respect of any guaranties except this Guaranty. Except as permitted by the Credit Agreement, the Guarantor agrees not to become liable in respect to any other agreements guarantying obligations or indebtedness without the prior written consent of the Agent.

          (i) The Guarantor shall take all necessary action, at its own cost and expense, to observe and perform its agreements and covenants, and keep the representations and warranties true, correct and complete under this Guaranty.

          (j) The Guarantor's agreements, covenants, representations and warranties under this Guaranty are continuing ones, shall at all times remain true, correct and complete and shall at all times be observed and performed.

          12. The Guarantor hereby agrees that if there is an Event of Default under the Credit Agreement, then the Guarantor shall be in default hereunder and the Banks shall have the right to declare all or any part of the Guaranteed Indebtedness to be due and payable. Except as expressly provided in the Loan Documents, such declaration may be made without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived. Upon any such default, the Banks shall have and may exercise all the rights and remedies as may be provided hereunder, by law or otherwise.

          13. The enumeration of the Agent's and the Banks' rights and remedies set forth in this Guaranty and in the other Loan Documents to which the Guarantor is a party is not intended to be exhaustive and the exercise by the Agent and the Banks of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative and shall be in addition to any other right or remedy given hereunder or under any other agreement between the parties or which may now or hereafter exist at law or in equity or by suit or otherwise. No delay on the part of the Agent or any Bank in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any default. No course of dealing between any of the Borrowers, the Guarantor, the Agent or the Banks or any of the Banks' agents or employees shall be effective to change, modify or discharge any provision of this Guaranty or to constitute a waiver of any default.

          14. All notices, and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed to have been duly given or made in accordance with Section 10.6 of the Credit Agreement. Any party hereto may change the address to which notice to it, or copies thereof, shall be addressed, by giving notice thereof to the other parties hereto in conformity with the foregoing.

          15. Any deposits or other sums at any time credited by or due from any office of the Agent or the Banks to the Guarantor (regardless of the currency thereof and whether general or special, contingent or unmatured), and any securities or other property of the Guarantor at any time in the possession of any office of the Agent or the Banks, may at all times be treated as collateral for the payment of this Guaranty. Regardless of the adequacy of collateral, the Agent and the Banks may apply or set-off such deposits or other sums against such liabilities, without notice or demand, at any time after any default by the Borrowers in payment of the Guaranteed Indebtedness. Every right of set-off and lien shall continue in full force and effect until full, final and complete satisfaction of the Indebtedness.

          16. This Guaranty is fully assignable and transferable by the Agent to any permitted assignee under the Credit Agreement; however, the duties and obligations of the Guarantor may not be delegated or transferred by the Guarantor without the prior written consent of the Agent. The rights and privileges of Agent hereunder shall inure to the benefit of the its successors and assigns and the duties and obligations of the Guarantor shall bind the Guarantor's legal representatives, heirs and permitted assigns.

          17. This Guaranty shall in all respects be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without regard to its conflict of law doctrines.

          18. The obligations of the Guarantor hereunder are joint and several with the obligations of any other guarantor of all or any portion of the Guaranteed Indebtedness.

          19. This Guaranty shall terminate only when the Guaranteed Indebtedness is paid in full and the obligations of the Banks to lend to the Borrowers have terminated; provided, however, that this Guaranty shall be reinstated (as the case may be) if at any time any payment of any of the Guaranteed Indebtedness made by the Borrowers or the Guarantor or the proceeds of any enforcement of any security interest of Agent or any allocation by the Agent and the Banks of payments received is subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or is required to be repaid or otherwise restored to the Borrowers, the Guarantor, a trustee, an estate receiver or any other person under any law, including without limitation any bankruptcy law, state or federal law, common law or equity, all as though such payment, enforcement or allocation had not been made, and all as determined by the Agent and the Banks. Nothing set forth in this paragraph is intended to expand on or increase the definition of Guaranteed Indebtedness.

          20. If any provision of this Guaranty is held invalid or unenforceable to any extent or in any application, the remainder of this Guaranty, shall not be affected thereby.

          21. Unless the context of this Guaranty otherwise clearly requires, references to the plural include the singular, the singular the plural and the part the whole and "or" has the inclusive meaning represented by the phrase "and/or".

          22. The Agent and the Guarantor may from time to time enter into agreements amending, supplementing or modifying this Guaranty; provided, however, that any such amendment, supplement or modification must be in a writing, signed by the Agent and the Guarantor.

          23. THE GUARANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS GUARANTY, THE LOAN DOCUMENTS OR ANY OTHER DOCUMENT OR INSTRUMENT NOW OR HEREAFTER EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THIS GUARANTY AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT NOW OR HEREAFTER EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND THE GUARANTOR HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT AGENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE GUARANTOR TO THE WAIVER OF THE GUARANTOR'S RIGHT TO TRIAL BY JURY.

          25. The Guarantor hereby irrevocably consents to the jurisdiction of the Court of Common Pleas of Allegheny County and the United States District Court for the Western District of Pennsylvania, and waives personal service of any and all process upon him and consents that all such services of process be made by certified or registered mail directed to the Guarantor at the addresses provided for in Section 10.6 of the Credit Agreement and service so made shall be deemed to be completed upon actual receipt thereof. The Guarantor waives any objection to jurisdiction and venue of any action instituted against him as provided herein and agrees not to assert any defense based on lack of jurisdiction or venue.

          Witness the due execution hereof, as of the day first written above.


ATTEST:                             WHATCOM PHARMACEUTICAL
                                    SERVICES, INC.


By:/s/ Pam Colin                    By:/s/ J. Jeffrey Fox
   -----------------------             -----------------------
Title:____________________          Title: CFO
                                         ---------------------

                       GUARANTY AND SURETYSHIP AGREEMENT

          THIS GUARANTY AND SURETYSHIP AGREEMENT ("GUARANTY") is made and entered into as of the 23rd day of December, 1996, by CORDESYS HEALTHCARE MANAGEMENT, INC., a Delaware corporation ("GUARANTOR") in favor of PNC BANK, NATIONAL ASSOCIATION, as agent for the Banks (the "AGENT"), with an address at One PNC Plaza, 249 5th Avenue, Pittsburgh, Pennsylvania 15222-2709.

                               WITNESSETH THAT:

          WHEREAS, the Guarantor and certain of its affiliates, as Borrowers, the Agent and the other Banks party thereto have entered into that certain Credit Agreement dated of even date herewith (the "Credit Agreement"), pursuant to which the Banks agreed to make certain Loans to the Borrowers for the purpose of, among other things, funding the working capital requirements of the Borrowers;

          WHEREAS, it is a condition to the Loans that each of the co-Borrowers guaranty all obligations arising under the Loan Documents (as that term is defined in the Credit Agreement); and

          WHEREAS, the Guarantor will benefit directly by the execution of the Credit Agreement;

          NOW THEREFORE, in order to induce the Banks to enter into the Credit Agreement, and intending to be legally bound hereby, the Guarantor hereby agrees as follows:

          1. Defined terms used in this Guaranty shall have the same meaning ascribed thereto in the Credit Agreement unless the context clearly indicates otherwise.

          2. The Guarantor hereby guaranties, absolutely and unconditionally, and does hereby become surety for, the due performance including, but not limited to, the full, prompt and punctual payment, as and when due, whether at maturity, by acceleration or otherwise, of any and all existing and future indebtedness, obligations or liabilities of the Borrowers arising under or in connection with the Loan Documents, as the same may be amended, modified, extended, restated, replaced, renewed, refunded or supplemented. "GUARANTEED INDEBTEDNESS" shall mean any and all indebtedness, obligations or liabilities described in the previous sentence, whether in whole or in part, and shall include, but not be limited to, (i) all principal amounts due, together with any interest accruing thereon and any and all fees and expenses (including attorneys' fees and expenses) incurred in connection therewith, and (ii) all amounts that would be due if effect were not given to the bankruptcy, insolvency or other similar laws of general application relating to the enforcement of creditors' rights or to general principles of equity; plus all interest, costs and expenses (including attorneys' fees) which may accrue or be incurred on account of any liability of any of the Borrowers to Agent, or in attempting to collect the same.

          3. The Guarantor hereby agrees and acknowledges that its obligations and liabilities to the Agent hereunder are part of the Guaranteed Indebtedness and that its obligations and liabilities are secured by the Loan Documents to which the Guarantor is a party.

          4. The Guarantor hereby agrees that this Guaranty is continuing in nature and shall survive and continue in full force notwithstanding the dissolution or liquidation of, or the insolvency or bankruptcy of, merger or any other corporate change or other occurrence whatsoever affecting the obligations and liabilities of the Borrowers, regardless of when any indebtedness to the Banks may accrue or be deemed to accrue.

          5. The Guarantor agrees that its obligations under this Guaranty are absolute and unconditional and shall not be affected in any way by any event or occurrence, including, but not limited to (a) any failure or delay to exercise any right, power or privilege hereunder; (b) any single or partial exercise of any right, power or privilege hereunder; and (c) any failure to insist upon strict performance hereunder.

          6. The Guarantor agrees that this is a guaranty of performance and payment and not merely of collection; that in the event of any default or the occurrence or existence of a default under the Loan Documents or failure of the Borrowers to perform any of their respective obligations, whether of payment or otherwise, under or with respect to any of the Guaranteed Indebtedness, the Guarantor will perform said obligations without offset of any kind and without any requirement that any rights or remedies which may have been pursued against the Borrowers and regardless of the existence or adequacy of rights or remedies against the Borrowers; and that in any right of action accruing to the Agent or the Banks, the Agent or the Banks may elect to proceed against the Guarantor, with or without joining or proceeding against the Borrowers.

          7. The Guarantor hereby agrees to reimburse the Agent and the Banks for all costs and expenses, including reasonable attorneys' fees and expenses incurred in connection with the enforcement of the Banks' rights hereunder or which would otherwise not have been incurred but for the Guaranteed Indebtedness.

          8. The Guarantor hereby unconditionally and irrevocably waives, to the extent permitted by applicable law: (a) notice of acceptance of this Guaranty and any notice regarding the performance or non-performance of the Borrowers or any of them with respect to any of the Guaranteed Indebtedness; (b) presentment for payment, notice of non-payment or non-performance, demand, protest, notice of protest and notice of dishonor or default to anyone; (c) defenses to pay or perform based upon any of the Guaranteed Indebtedness not being a valid and binding obligation of the Borrowers enforceable in accordance with its terms for any reason whatsoever; (d) all other notices to which the Guarantor may be entitled but which may legally be waived; (e) any disability of the Borrowers (other than payment in full) including absence or cessation of liability for any reason whatsoever; (f) any defense or circumstance which might otherwise constitute a legal or equitable discharge of a guarantor or surety; and (g) all rights under any state or federal statute dealing with or affecting the rights of creditors.

          9. The Guarantor hereby agrees that the Agent or the Banks without notice to the Guarantor, may deal with the Guaranteed Indebtedness and any collateral security therefor in such manner the Agent or the Banks may deem advisable and may renew, extend or increase the Guaranteed Indebtedness or any part thereof; accept partial payment, or settle, release, compound, or compromise the same; demand additional collateral security therefor, and substitute or release the same; and may compromise or settle with or release and discharge from liability any other guarantor or any other person totally or partially liable to the Agent or the Banks for the obligations, debts and liabilities of the Borrowers to the Agent and the Banks, all without impairing the liability of the Guarantor hereunder.

          10. Until the Guaranteed Indebtedness is indefeasibly paid in full, the Guaranteed Indebtedness will be subordinated pursuant to the Intercompany Subordination Agreement.

          11. The Guarantor hereby represents, warrants and covenants to Agent as follows:

          (a) The Guarantor has all necessary power and authority to execute, deliver and perform in accordance with this Guaranty; the Guarantor has all requisite power and authority to own and operate its properties and to carry on its business as now conducted and as proposed to be conducted.

          (b) The execution, delivery and performance of this Guaranty are not in contravention of any law, order, judgment, decree or any indenture or agreement to which the Guarantor is a party or by which Guarantor or the Guarantor's property is bound; the Guaranty has been duly executed and constitutes the legal, valid and binding obligation of the Guarantor, enforceable in accordance with its terms.

          (c) No authorization, consent, approval, license or exemption of, and no registration, qualification, designation, declaration or filing with, any person or entity is or was necessary to the valid execution and delivery of this Guaranty or the Guarantor's performance of its agreements and obligations hereunder.

          (d) The Guarantor will promptly furnish to the Agent such information and documents relating to the Guarantor's financial condition, assets or liabilities, at such times and in such form and detail as Agent may reasonably request.

          (e) To the best knowledge of the Guarantor, all information set forth in the financial statements and other documents and reports furnished by the Guarantor to the Agent from time to time is, or will be at the time such information is furnished, true, correct and complete in all material respects; the Guarantor has good and marketable title to all properties, assets and other rights which the Guarantor purports to own or which are reflected as owned in the Guarantor's books and records, free and clear of all liens except as previously disclosed in writing to the Agent pursuant to the Credit Agreement, and except for Permitted Liens.

          (f) The Guarantor will promptly notify Agent of any default under this Guaranty or under the Loan Documents to which the Guarantor is a party.

          (g) Except as disclosed in Schedule 5.1.7 to the Credit Agreement, there are no actions, suits, proceedings, or investigations pending or threatened against or affecting the Guarantor, or the business or any asset owned by the Guarantor, before any court or governmental department, agency or instrumentality which are reasonably likely to have a material adverse effect on the financial condition of the Guarantor.

          (h) Except for guaranties of the obligations of the Borrowers, and except as disclosed in the Credit Agreement, the Guarantor is not liable in respect of any guaranties except this Guaranty. Except as permitted by the Credit Agreement, the Guarantor agrees not to become liable in respect to any other agreements guarantying obligations or indebtedness without the prior written consent of the Agent.

          (i) The Guarantor shall take all necessary action, at its own cost and expense, to observe and perform its agreements and covenants, and keep the representations and warranties true, correct and complete under this Guaranty.

          (j) The Guarantor's agreements, covenants, representations and warranties under this Guaranty are continuing ones, shall at all times remain true, correct and complete and shall at all times be observed and performed.

          12. The Guarantor hereby agrees that if there is an Event of Default under the Credit Agreement, then the Guarantor shall be in default hereunder and the Banks shall have the right to declare all or any part of the Guaranteed Indebtedness to be due and payable. Except as expressly provided in the Loan Documents, such declaration may be made without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived. Upon any such default, the Banks shall have and may exercise all the rights and remedies as may be provided hereunder, by law or otherwise.

          13. The enumeration of the Agent's and the Banks' rights and remedies set forth in this Guaranty and in the other Loan Documents to which the Guarantor is a party is not intended to be exhaustive and the exercise by the Agent and the Banks of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative and shall be in addition to any other right or remedy given hereunder or under any other agreement between the parties or which may now or hereafter exist at law or in equity or by suit or otherwise. No delay on the part of the Agent or any Bank in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any default. No course of dealing between any of the Borrowers, the Guarantor, the Agent or the Banks or any of the Banks' agents or employees shall be effective to change, modify or discharge any provision of this Guaranty or to constitute a waiver of any default.

          14. All notices, and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed to have been duly given or made in accordance with Section 10.6 of the Credit Agreement. Any party hereto may change the address to which notice to it, or copies thereof, shall be addressed, by giving notice thereof to the other parties hereto in conformity with the foregoing.

          15. Any deposits or other sums at any time credited by or due from any office of the Agent or the Banks to the Guarantor (regardless of the currency thereof and whether general or special, contingent or unmatured), and any securities or other property of the Guarantor at any time in the possession of any office of the Agent or the Banks, may at all times be treated as collateral for the payment of this Guaranty. Regardless of the adequacy of collateral, the Agent and the Banks may apply or set-off such deposits or other sums against such liabilities, without notice or demand, at any time after any default by the Borrowers in payment of the Guaranteed Indebtedness. Every right of set-off and lien shall continue in full force and effect until full, final and complete satisfaction of the Indebtedness.

          16. This Guaranty is fully assignable and transferable by the Agent to any permitted assignee under the Credit Agreement; however, the duties and obligations of the Guarantor may not be delegated or transferred by the Guarantor without the prior written consent of the Agent. The rights and privileges of Agent hereunder shall inure to the benefit of the its successors and assigns and the duties and obligations of the Guarantor shall bind the Guarantor's legal representatives, heirs and permitted assigns.

          17. This Guaranty shall in all respects be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without regard to its conflict of law doctrines.

          18. The obligations of the Guarantor hereunder are joint and several with the obligations of any other guarantor of all or any portion of the Guaranteed Indebtedness.

          19. This Guaranty shall terminate only when the Guaranteed Indebtedness is paid in full and the obligations of the Banks to lend to the Borrowers have terminated; provided, however, that this Guaranty shall be reinstated (as the case may be) if at any time any payment of any of the Guaranteed Indebtedness made by the Borrowers or the Guarantor or the proceeds of any enforcement of any security interest of Agent or any allocation by the Agent and the Banks of payments received is subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or is required to be repaid or otherwise restored to the Borrowers, the Guarantor, a trustee, an estate receiver or any other person under any law, including without limitation any bankruptcy law, state or federal law, common law or equity, all as though such payment, enforcement or allocation had not been made, and all as determined by the Agent and the Banks. Nothing set forth in this paragraph is intended to expand on or increase the definition of Guaranteed Indebtedness.

          20. If any provision of this Guaranty is held invalid or unenforceable to any extent or in any application, the remainder of this Guaranty, shall not be affected thereby.

          21. Unless the context of this Guaranty otherwise clearly requires, references to the plural include the singular, the singular the plural and the part the whole and "or" has the inclusive meaning represented by the phrase "and/or".

          22. The Agent and the Guarantor may from time to time enter into agreements amending, supplementing or modifying this Guaranty; provided, however, that any such amendment, supplement or modification must be in a writing, signed by the Agent and the Guarantor.

          23. THE GUARANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS GUARANTY, THE LOAN DOCUMENTS OR ANY OTHER DOCUMENT OR INSTRUMENT NOW OR HEREAFTER EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THIS GUARANTY AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT NOW OR HEREAFTER EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND THE GUARANTOR HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT AGENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE GUARANTOR TO THE WAIVER OF THE GUARANTOR'S RIGHT TO TRIAL BY JURY.

          25. The Guarantor hereby irrevocably consents to the jurisdiction of the Court of Common Pleas of Allegheny County and the United States District Court for the Western District of Pennsylvania, and waives personal service of any and all process upon him and consents that all such services of process be made by certified or registered mail directed to the Guarantor at the addresses provided for in Section 10.6 of the Credit Agreement and service so made shall be deemed to be completed upon actual receipt thereof. The Guarantor waives any objection to jurisdiction and venue of any action instituted against him as provided herein and agrees not to assert any defense based on lack of jurisdiction or venue.


          Witness the due execution hereof, as of the day first written above.


ATTEST:                             CORDESYS HEALTHCARE
                                    MANAGEMENT, INC.


By: /s/ Pam Colin                   By: /s/ J. Jeffrey Fox
   ----------------------              ----------------------------
Title:___________________           Title:       CFO
                                          -------------------------

                       GUARANTY AND SURETYSHIP AGREEMENT

          THIS GUARANTY AND SURETYSHIP AGREEMENT ("GUARANTY") is made and entered into as of the 23rd day of December, 1996, by INFUSION THERAPY OF ONTARIO, INC., a California corporation ("GUARANTOR") in favor of PNC BANK, NATIONAL ASSOCIATION, as agent for the Banks (the "AGENT"), with an address at One PNC Plaza, 249 5th Avenue, Pittsburgh, Pennsylvania 15222-2709.

                               WITNESSETH THAT:

          WHEREAS, the Guarantor and certain of its affiliates, as Borrowers, the Agent and the other Banks party thereto have entered into that certain Credit Agreement dated of even date herewith (the "Credit Agreement"), pursuant to which the Banks agreed to make certain Loans to the Borrowers for the purpose of, among other things, funding the working capital requirements of the Borrowers;

          WHEREAS, it is a condition to the Loans that each of the co-Borrowers guaranty all obligations arising under the Loan Documents (as that term is defined in the Credit Agreement); and

          WHEREAS, the Guarantor will benefit directly by the execution of the Credit Agreement;

          NOW THEREFORE, in order to induce the Banks to enter into the Credit Agreement, and intending to be legally bound hereby, the Guarantor hereby agrees as follows:

          1. Defined terms used in this Guaranty shall have the same meaning ascribed thereto in the Credit Agreement unless the context clearly indicates otherwise.

          2. The Guarantor hereby guaranties, absolutely and unconditionally, and does hereby become surety for, the due performance including, but not limited to, the full, prompt and punctual payment, as and when due, whether at maturity, by acceleration or otherwise, of any and all existing and future indebtedness, obligations or liabilities of the Borrowers arising under or in connection with the Loan Documents, as the same may be amended, modified, extended, restated, replaced, renewed, refunded or supplemented. "GUARANTEED INDEBTEDNESS" shall mean any and all indebtedness, obligations or liabilities described in the previous sentence, whether in whole or in part, and shall include, but not be limited to, (i) all principal amounts due, together with any interest accruing thereon and any and all fees and expenses (including attorneys' fees and expenses) incurred in connection therewith, and (ii) all amounts that would be due if effect were not given to the bankruptcy, insolvency or other similar laws of general application relating to the enforcement of creditors' rights or to general principles of equity; plus all interest, costs and expenses (including attorneys' fees) which may accrue or be incurred on account of any liability of any of the Borrowers to Agent, or in attempting to collect the same.

          3. The Guarantor hereby agrees and acknowledges that its obligations and liabilities to the Agent hereunder are part of the Guaranteed Indebtedness and that its obligations and liabilities are secured by the Loan Documents to which the Guarantor is a party.

          4. The Guarantor hereby agrees that this Guaranty is continuing in nature and shall survive and continue in full force notwithstanding the dissolution or liquidation of, or the insolvency or bankruptcy of, merger or any other corporate change or other occurrence whatsoever affecting the obligations and liabilities of the Borrowers, regardless of when any indebtedness to the Banks may accrue or be deemed to accrue.

          5. The Guarantor agrees that its obligations under this Guaranty are absolute and unconditional and shall not be affected in any way by any event or occurrence, including, but not limited to (a) any failure or delay to exercise any right, power or privilege hereunder; (b) any single or partial exercise of any right, power or privilege hereunder; and (c) any failure to insist upon strict performance hereunder.

          6. The Guarantor agrees that this is a guaranty of performance and payment and not merely of collection; that in the event of any default or the occurrence or existence of a default under the Loan Documents or failure of the Borrowers to perform any of their respective obligations, whether of payment or otherwise, under or with respect to any of the Guaranteed Indebtedness, the Guarantor will perform said obligations without offset of any kind and without any requirement that any rights or remedies which may have been pursued against the Borrowers and regardless of the existence or adequacy of rights or remedies against the Borrowers; and that in any right of action accruing to the Agent or the Banks, the Agent or the Banks may elect to proceed against the Guarantor, with or without joining or proceeding against the Borrowers.

          7. The Guarantor hereby agrees to reimburse the Agent and the Banks for all costs and expenses, including reasonable attorneys' fees and expenses incurred in connection with the enforcement of the Banks' rights hereunder or which would otherwise not have been incurred but for the Guaranteed Indebtedness.

          8. The Guarantor hereby unconditionally and irrevocably waives, to the extent permitted by applicable law: (a) notice of acceptance of this Guaranty and any notice regarding the performance or non-performance of the Borrowers or any of them with respect to any of the Guaranteed Indebtedness; (b) presentment for payment, notice of non-payment or non-performance, demand, protest, notice of protest and notice of dishonor or default to anyone; (c) defenses to pay or perform based upon any of the Guaranteed Indebtedness not being a valid and binding obligation of the Borrowers enforceable in accordance with its terms for any reason whatsoever; (d) all other notices to which the Guarantor may be entitled but which may legally be waived; (e) any disability of the Borrowers (other than payment in full) including absence or cessation of liability for any reason whatsoever; (f) any defense or circumstance which might otherwise constitute a legal or equitable discharge of a guarantor or surety; and (g) all rights under any state or federal statute dealing with or affecting the rights of creditors.

          9. The Guarantor hereby agrees that the Agent or the Banks without notice to the Guarantor, may deal with the Guaranteed Indebtedness and any collateral security therefor in such manner the Agent or the Banks may deem advisable and may renew, extend or increase the Guaranteed Indebtedness or any part thereof; accept partial payment, or settle, release, compound, or compromise the same; demand additional collateral security therefor, and substitute or release the same; and may compromise or settle with or release and discharge from liability any other guarantor or any other person totally or partially liable to the Agent or the Banks for the obligations, debts and liabilities of the Borrowers to the Agent and the Banks, all without impairing the liability of the Guarantor hereunder.

          10. Until the Guaranteed Indebtedness is indefeasibly paid in full, the Guaranteed Indebtedness will be subordinated pursuant to the Intercompany Subordination Agreement.

          11. The Guarantor hereby represents, warrants and covenants to Agent as follows:

          (a) The Guarantor has all necessary power and authority to execute, deliver and perform in accordance with this Guaranty; the Guarantor has all requisite power and authority to own and operate its properties and to carry on its business as now conducted and as proposed to be conducted.

          (b) The execution, delivery and performance of this Guaranty are not in contravention of any law, order, judgment, decree or any indenture or agreement to which the Guarantor is a party or by which Guarantor or the Guarantor's property is bound; the Guaranty has been duly executed and constitutes the legal, valid and binding obligation of the Guarantor, enforceable in accordance with its terms.

          (c) No authorization, consent, approval, license or exemption of, and no registration, qualification, designation, declaration or filing with, any person or entity is or was necessary to the valid execution and delivery of this Guaranty or the Guarantor's performance of its agreements and obligations hereunder.

          (d) The Guarantor will promptly furnish to the Agent such information and documents relating to the Guarantor's financial condition, assets or liabilities, at such times and in such form and detail as Agent may reasonably request.

          (e) To the best knowledge of the Guarantor, all information set forth in the financial statements and other documents and reports furnished by the Guarantor to the Agent from time to time is, or will be at the time such information is furnished, true, correct and complete in all material respects; the Guarantor has good and marketable title to all properties, assets and other rights which the Guarantor purports to own or which are reflected as owned in the Guarantor's books and records, free and clear of all liens except as previously disclosed in writing to the Agent pursuant to the Credit Agreement, and except for Permitted Liens.

          (f) The Guarantor will promptly notify Agent of any default under this Guaranty or under the Loan Documents to which the Guarantor is a party.

          (g) Except as disclosed in Schedule 5.1.7 to the Credit Agreement, there are no actions, suits, proceedings, or investigations pending or threatened against or affecting the Guarantor, or the business or any asset owned by the Guarantor, before any court or governmental department, agency or instrumentality which are reasonably likely to have a material adverse effect on the financial condition of the Guarantor.

          (h) Except for guaranties of the obligations of the Borrowers, and except as disclosed in the Credit Agreement, the Guarantor is not liable in respect of any guaranties except this Guaranty. Except as permitted by the Credit Agreement, the Guarantor agrees not to become liable in respect to any other agreements guarantying obligations or indebtedness without the prior written consent of the Agent.

          (i) The Guarantor shall take all necessary action, at its own cost and expense, to observe and perform its agreements and covenants, and keep the representations and warranties true, correct and complete under this Guaranty.

          (j) The Guarantor's agreements, covenants, representations and warranties under this Guaranty are continuing ones, shall at all times remain true, correct and complete and shall at all times be observed and performed.

          12. The Guarantor hereby agrees that if there is an Event of Default under the Credit Agreement, then the Guarantor shall be in default hereunder and the Banks shall have the right to declare all or any part of the Guaranteed Indebtedness to be due and payable. Except as expressly provided in the Loan Documents, such declaration may be made without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived. Upon any such default, the Banks shall have and may exercise all the rights and remedies as may be provided hereunder, by law or otherwise.

          13. The enumeration of the Agent's and the Banks' rights and remedies set forth in this Guaranty and in the other Loan Documents to which the Guarantor is a party is not intended to be exhaustive and the exercise by the Agent and the Banks of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative and shall be in addition to any other right or remedy given hereunder or under any other agreement between the parties or which may now or hereafter exist at law or in equity or by suit or otherwise. No delay on the part of the Agent or any Bank in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any default. No course of dealing between any of the Borrowers, the Guarantor, the Agent or the Banks or any of the Banks' agents or employees shall be effective to change, modify or discharge any provision of this Guaranty or to constitute a waiver of any default.

          14. All notices, and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed to have been duly given or made in accordance with Section 10.6 of the Credit Agreement. Any party hereto may change the address to which notice to it, or copies thereof, shall be addressed, by giving notice thereof to the other parties hereto in conformity with the foregoing.

          15. Any deposits or other sums at any time credited by or due from any office of the Agent or the Banks to the Guarantor (regardless of the currency thereof and whether general or special, contingent or unmatured), and any securities or other property of the Guarantor at any time in the possession of any office of the Agent or the Banks, may at all times be treated as collateral for the payment of this Guaranty. Regardless of the adequacy of collateral, the Agent and the Banks may apply or set-off such deposits or other sums against such liabilities, without notice or demand, at any time after any default by the Borrowers in payment of the Guaranteed Indebtedness. Every right of set-off and lien shall continue in full force and effect until full, final and complete satisfaction of the Indebtedness.

          16. This Guaranty is fully assignable and transferable by the Agent to any permitted assignee under the Credit Agreement; however, the duties and obligations of the Guarantor may not be delegated or transferred by the Guarantor without the prior written consent of the Agent. The rights and privileges of Agent hereunder shall inure to the benefit of the its successors and assigns and the duties and obligations of the Guarantor shall bind the Guarantor's legal representatives, heirs and permitted assigns.

          17. This Guaranty shall in all respects be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without regard to its conflict of law doctrines.

          18. The obligations of the Guarantor hereunder are joint and several with the obligations of any other guarantor of all or any portion of the Guaranteed Indebtedness.

          19. This Guaranty shall terminate only when the Guaranteed Indebtedness is paid in full and the obligations of the Banks to lend to the Borrowers have terminated; provided, however, that this Guaranty shall be reinstated (as the case may be) if at any time any payment of any of the Guaranteed Indebtedness made by the Borrowers or the Guarantor or the proceeds of any enforcement of any security interest of Agent or any allocation by the Agent and the Banks of payments received is subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or is required to be repaid or otherwise restored to the Borrowers, the Guarantor, a trustee, an estate receiver or any other person under any law, including without limitation any bankruptcy law, state or federal law, common law or equity, all as though such payment, enforcement or allocation had not been made, and all as determined by the Agent and the Banks. Nothing set forth in this paragraph is intended to expand on or increase the definition of Guaranteed Indebtedness.

          20. If any provision of this Guaranty is held invalid or unenforceable to any extent or in any application, the remainder of this Guaranty, shall not be affected thereby.

          21. Unless the context of this Guaranty otherwise clearly requires, references to the plural include the singular, the singular the plural and the part the whole and "or" has the inclusive meaning represented by the phrase "and/or".

          22. The Agent and the Guarantor may from time to time enter into agreements amending, supplementing or modifying this Guaranty; provided, however, that any such amendment, supplement or modification must be in a writing, signed by the Agent and the Guarantor.

          23. THE GUARANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS GUARANTY, THE LOAN DOCUMENTS OR ANY OTHER DOCUMENT OR INSTRUMENT NOW OR HEREAFTER EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THIS GUARANTY AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT NOW OR HEREAFTER EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND THE GUARANTOR HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT AGENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE GUARANTOR TO THE WAIVER OF THE GUARANTOR'S RIGHT TO TRIAL BY JURY.


          25. The Guarantor hereby irrevocably consents to the jurisdiction of the Court of Common Pleas of Allegheny County and the United States District Court for the Western District of Pennsylvania, and waives personal service of any and all process upon him and consents that all such services of process be made by certified or registered mail directed to the Guarantor at the addresses provided for in Section 10.6 of the Credit Agreement and service so made shall be deemed to be completed upon actual receipt thereof. The Guarantor waives any objection to jurisdiction and venue of any action instituted against him as provided herein and agrees not to assert any defense based on lack of jurisdiction or venue.


          Witness the due execution hereof, as of the day first written above.


ATTEST:                             INFUSION THERAPY OF
                                    ONTARIO, INC.


By: /s/ Pam Colin                    By: /s/ Dan W. Bramuchi
    ----------------------               -------------------------

Title:____________________          Title: Secretary
                                          ------------------------

                       GUARANTY AND SURETYSHIP AGREEMENT

          THIS GUARANTY AND SURETYSHIP AGREEMENT ("GUARANTY") is made and entered into as of the 23rd day of December, 1996, by OPTION CARE HOSPICE, INC., a Missouri corporation ("GUARANTOR") in favor of PNC BANK, NATIONAL ASSOCIATION, as agent for the Banks (the "AGENT"), with an address at One PNC Plaza, 249 5th Avenue, Pittsburgh, Pennsylvania 15222-2709.

                               WITNESSETH THAT:

          WHEREAS, the Guarantor and certain of its affiliates, as Borrowers, the Agent and the other Banks party thereto have entered into that certain Credit Agreement dated of even date herewith (the "Credit Agreement"), pursuant to which the Banks agreed to make certain Loans to the Borrowers for the purpose of, among other things, funding the working capital requirements of the Borrowers;

          WHEREAS, it is a condition to the Loans that each of the co-Borrowers guaranty all obligations arising under the Loan Documents (as that term is defined in the Credit Agreement); and

          WHEREAS, the Guarantor will benefit directly by the execution of the Credit Agreement;

          NOW THEREFORE, in order to induce the Banks to enter into the Credit Agreement, and intending to be legally bound hereby, the Guarantor hereby agrees as follows:

          1. Defined terms used in this Guaranty shall have the same meaning ascribed thereto in the Credit Agreement unless the context clearly indicates otherwise.

          2. The Guarantor hereby guaranties, absolutely and unconditionally, and does hereby become surety for, the due performance including, but not limited to, the full, prompt and punctual payment, as and when due, whether at maturity, by acceleration or otherwise, of any and all existing and future indebtedness, obligations or liabilities of the Borrowers arising under or in connection with the Loan Documents, as the same may be amended, modified, extended, restated, replaced, renewed, refunded or supplemented. "GUARANTEED INDEBTEDNESS" shall mean any and all indebtedness, obligations or liabilities described in the previous sentence, whether in whole or in part, and shall include, but not be limited to, (i) all principal amounts due, together with any interest accruing thereon and any and all fees and expenses (including attorneys' fees and expenses) incurred in connection therewith, and (ii) all amounts that would be due if effect were not given to the bankruptcy, insolvency or other similar laws of general application relating to the enforcement of creditors' rights or to general principles of equity; plus all interest, costs and expenses (including attorneys' fees) which may accrue or be incurred on account of any liability of any of the Borrowers to Agent, or in attempting to collect the same.

          3. The Guarantor hereby agrees and acknowledges that its obligations and liabilities to the Agent hereunder are part of the Guaranteed Indebtedness and that its obligations and liabilities are secured by the Loan Documents to which the Guarantor is a party.

          4. The Guarantor hereby agrees that this Guaranty is continuing in nature and shall survive and continue in full force notwithstanding the dissolution or liquidation of, or the insolvency or bankruptcy of, merger or any other corporate change or other occurrence whatsoever affecting the obligations and liabilities of the Borrowers, regardless of when any indebtedness to the Banks may accrue or be deemed to accrue.

          5. The Guarantor agrees that its obligations under this Guaranty are absolute and unconditional and shall not be affected in any way by any event or occurrence, including, but not limited to (a) any failure or delay to exercise any right, power or privilege hereunder; (b) any single or partial exercise of any right, power or privilege hereunder; and (c) any failure to insist upon strict performance hereunder.

          6. The Guarantor agrees that this is a guaranty of performance and payment and not merely of collection; that in the event of any default or the occurrence or existence of a default under the Loan Documents or failure of the Borrowers to perform any of their respective obligations, whether of payment or otherwise, under or with respect to any of the Guaranteed Indebtedness, the Guarantor will perform said obligations without offset of any kind and without any requirement that any rights or remedies which may have been pursued against the Borrowers and regardless of the existence or adequacy of rights or remedies against the Borrowers; and that in any right of action accruing to the Agent or the Banks, the Agent or the Banks may elect to proceed against the Guarantor, with or without joining or proceeding against the Borrowers.

          7. The Guarantor hereby agrees to reimburse the Agent and the Banks for all costs and expenses, including reasonable attorneys' fees and expenses incurred in connection with the enforcement of the Banks' rights hereunder or which would otherwise not have been incurred but for the Guaranteed Indebtedness.

          8. The Guarantor hereby unconditionally and irrevocably waives, to the extent permitted by applicable law: (a) notice of acceptance of this Guaranty and any notice regarding the performance or non-performance of the Borrowers or any of them with respect to any of the Guaranteed Indebtedness; (b) presentment for payment, notice of non-payment or non-performance, demand, protest, notice of protest and notice of dishonor or default to anyone; (c) defenses to pay or perform based upon any of the Guaranteed Indebtedness not being a valid and binding obligation of the Borrowers enforceable in accordance with its terms for any reason whatsoever; (d) all other notices to which the Guarantor may be entitled but which may legally be waived; (e) any disability of the Borrowers (other than payment in full) including absence or cessation of liability for any reason whatsoever; (f) any defense or circumstance which might otherwise constitute a legal or equitable discharge of a guarantor or surety; and (g) all rights under any state or federal statute dealing with or affecting the rights of creditors.

          9. The Guarantor hereby agrees that the Agent or the Banks without notice to the Guarantor, may deal with the Guaranteed Indebtedness and any collateral security therefor in such manner the Agent or the Banks may deem advisable and may renew, extend or increase the Guaranteed Indebtedness or any part thereof; accept partial payment, or settle, release, compound, or compromise the same; demand additional collateral security therefor, and substitute or release the same; and may compromise or settle with or release and discharge from liability any other guarantor or any other person totally or partially liable to the Agent or the Banks for the obligations, debts and liabilities of the Borrowers to the Agent and the Banks, all without impairing the liability of the Guarantor hereunder.

          10. Until the Guaranteed Indebtedness is indefeasibly paid in full, the Guaranteed Indebtedness will be subordinated pursuant to the Intercompany Subordination Agreement.

          11. The Guarantor hereby represents, warrants and covenants to Agent as follows:

          (a) The Guarantor has all necessary power and authority to execute, deliver and perform in accordance with this Guaranty; the Guarantor has all requisite power and authority to own and operate its properties and to carry on its business as now conducted and as proposed to be conducted.

          (b) The execution, delivery and performance of this Guaranty are not in contravention of any law, order, judgment, decree or any indenture or agreement to which the Guarantor is a party or by which Guarantor or the Guarantor's property is bound; the Guaranty has been duly executed and constitutes the legal, valid and binding obligation of the Guarantor, enforceable in accordance with its terms.

          (c) No authorization, consent, approval, license or exemption of, and no registration, qualification, designation, declaration or filing with, any person or entity is or was necessary to the valid execution and delivery of this Guaranty or the Guarantor's performance of its agreements and obligations hereunder.

          (d) The Guarantor will promptly furnish to the Agent such information and documents relating to the Guarantor's financial condition, assets or liabilities, at such times and in such form and detail as Agent may reasonably request.

          (e) To the best knowledge of the Guarantor, all information set forth in the financial statements and other documents and reports furnished by the Guarantor to the Agent from time to time is, or will be at the time such information is furnished, true, correct and complete in all material respects; the Guarantor has good and marketable title to all properties, assets and other rights which the Guarantor purports to own or which are reflected as owned in the Guarantor's books and records, free and clear of all liens except as previously disclosed in writing to the Agent pursuant to the Credit Agreement, and except for Permitted Liens.

          (f) The Guarantor will promptly notify Agent of any default under this Guaranty or under the Loan Documents to which the Guarantor is a party.

          (g) Except as disclosed in Schedule 5.1.7 to the Credit Agreement, there are no actions, suits, proceedings, or investigations pending or threatened against or affecting the Guarantor, or the business or any asset owned by the Guarantor, before any court or governmental department, agency or instrumentality which are reasonably likely to have a material adverse effect on the financial condition of the Guarantor.

          (h) Except for guaranties of the obligations of the Borrowers, and except as disclosed in the Credit Agreement, the Guarantor is not liable in respect of any guaranties except this Guaranty. Except as permitted by the Credit Agreement, the Guarantor agrees not to become liable in respect to any other agreements guarantying obligations or indebtedness without the prior written consent of the Agent.

          (i) The Guarantor shall take all necessary action, at its own cost and expense, to observe and perform its agreements and covenants, and keep the representations and warranties true, correct and complete under this Guaranty.

          (j) The Guarantor's agreements, covenants, representations and warranties under this Guaranty are continuing ones, shall at all times remain true, correct and complete and shall at all times be observed and performed.

          12. The Guarantor hereby agrees that if there is an Event of Default under the Credit Agreement, then the Guarantor shall be in default hereunder and the Banks shall have the right to declare all or any part of the Guaranteed Indebtedness to be due and payable. Except as expressly provided in the Loan Documents, such declaration may be made without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived. Upon any such default, the Banks shall have and may exercise all the rights and remedies as may be provided hereunder, by law or otherwise.

          13. The enumeration of the Agent's and the Banks' rights and remedies set forth in this Guaranty and in the other Loan Documents to which the Guarantor is a party is not intended to be exhaustive and the exercise by the Agent and the Banks of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative and shall be in addition to any other right or remedy given hereunder or under any other agreement between the parties or which may now or hereafter exist at law or in equity or by suit or otherwise. No delay on the part of the Agent or any Bank in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any default. No course of dealing between any of the Borrowers, the Guarantor, the Agent or the Banks or any of the Banks' agents or employees shall be effective to change, modify or discharge any provision of this Guaranty or to constitute a waiver of any default.

          14. All notices, and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed to have been duly given or made in accordance with Section 10.6 of the Credit Agreement. Any party hereto may change the address to which notice to it, or copies thereof, shall be addressed, by giving notice thereof to the other parties hereto in conformity with the foregoing.

          15. Any deposits or other sums at any time credited by or due from any office of the Agent or the Banks to the Guarantor (regardless of the currency thereof and whether general or special, contingent or unmatured), and any securities or other property of the Guarantor at any time in the possession of any office of the Agent or the Banks, may at all times be treated as collateral for the payment of this Guaranty. Regardless of the adequacy of collateral, the Agent and the Banks may apply or set-off such deposits or other sums against such liabilities, without notice or demand, at any time after any default by the Borrowers in payment of the Guaranteed Indebtedness. Every right of set-off and lien shall continue in full force and effect until full, final and complete satisfaction of the Indebtedness.

          16. This Guaranty is fully assignable and transferable by the Agent to any permitted assignee under the Credit Agreement; however, the duties and obligations of the Guarantor may not be delegated or transferred by the Guarantor without the prior written consent of the Agent. The rights and privileges of Agent hereunder shall inure to the benefit of the its successors and assigns and the duties and obligations of the Guarantor shall bind the Guarantor's legal representatives, heirs and permitted assigns.

          17. This Guaranty shall in all respects be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without regard to its conflict of law doctrines.

          18. The obligations of the Guarantor hereunder are joint and several with the obligations of any other guarantor of all or any portion of the Guaranteed Indebtedness.

          19. This Guaranty shall terminate only when the Guaranteed Indebtedness is paid in full and the obligations of the Banks to lend to the Borrowers have terminated;

provided, however, that this Guaranty shall be reinstated (as the case may be) if at any time any payment of any of the Guaranteed Indebtedness made by the Borrowers or the Guarantor or the proceeds of any enforcement of any security interest of Agent or any allocation by the Agent and the Banks of payments received is subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or is required to be repaid or otherwise restored to the Borrowers, the Guarantor, a trustee, an estate receiver or any other person under any law, including without limitation any bankruptcy law, state or federal law, common law or equity, all as though such payment, enforcement or allocation had not been made, and all as determined by the Agent and the Banks. Nothing set forth in this paragraph is intended to expand on or increase the definition of Guaranteed Indebtedness.

          20. If any provision of this Guaranty is held invalid or unenforceable to any extent or in any application, the remainder of this Guaranty, shall not be affected thereby.

          21. Unless the context of this Guaranty otherwise clearly requires, references to the plural include the singular, the singular the plural and the part the whole and "or" has the inclusive meaning represented by the phrase "and/or".

          22. The Agent and the Guarantor may from time to time enter into agreements amending, supplementing or modifying this Guaranty; provided, however, that any such amendment, supplement or modification must be in a writing, signed by the Agent and the Guarantor.

          23. THE GUARANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS GUARANTY, THE LOAN DOCUMENTS OR ANY OTHER DOCUMENT OR INSTRUMENT NOW OR HEREAFTER EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THIS GUARANTY AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT NOW OR HEREAFTER EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND THE GUARANTOR HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT AGENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE GUARANTOR TO THE WAIVER OF THE GUARANTOR'S RIGHT TO TRIAL BY JURY.

          25. The Guarantor hereby irrevocably consents to the jurisdiction of the Court of Common Pleas of Allegheny County and the United States District Court for the Western District of Pennsylvania, and waives personal service of any and all process upon him and consents that all such services of process be made by certified or registered mail directed to the Guarantor at the addresses provided for in Section 10.6 of the Credit Agreement and service so made shall be deemed to be completed upon actual receipt thereof. The Guarantor waives any objection to jurisdiction and venue of any action instituted against him as provided herein and agrees not to assert any defense based on lack of jurisdiction or venue.


          Witness the due execution hereof, as of the day first written above.


ATTEST:                             OPTION CARE HOSPICE, INC.


By: /s/ Pam Colin                   By: /s/ J. Jeffrey Fox
   -----------------------             -------------------------

Title:____________________          Title:        CFO
                                          ----------------------

                       GUARANTY AND SURETYSHIP AGREEMENT

          THIS GUARANTY AND SURETYSHIP AGREEMENT ("GUARANTY") is made and entered into as of the 23rd day of December, 1996, by OPTION CARE HOME HEALTH, INC., an Ohio corporation ("GUARANTOR") in favor of PNC BANK, NATIONAL ASSOCIATION, as agent for the Banks (the "AGENT"), with an address at One PNC Plaza, 249 5th Avenue, Pittsburgh, Pennsylvania 15222-2709.

                               WITNESSETH THAT:

          WHEREAS, the Guarantor and certain of its affiliates, as Borrowers, the Agent and the other Banks party thereto have entered into that certain Credit Agreement dated of even date herewith (the "Credit Agreement"), pursuant to which the Banks agreed to make certain Loans to the Borrowers for the purpose of, among other things, funding the working capital requirements of the Borrowers;

          WHEREAS, it is a condition to the Loans that each of the co-Borrowers guaranty all obligations arising under the Loan Documents (as that term is defined in the Credit Agreement); and

          WHEREAS, the Guarantor will benefit directly by the execution of the Credit Agreement;

          NOW THEREFORE, in order to induce the Banks to enter into the Credit Agreement, and intending to be legally bound hereby, the Guarantor hereby agrees as follows:

          1. Defined terms used in this Guaranty shall have the same meaning ascribed thereto in the Credit Agreement unless the context clearly indicates otherwise.

          2. The Guarantor hereby guaranties, absolutely and unconditionally, and does hereby become surety for, the due performance including, but not limited to, the full, prompt and punctual payment, as and when due, whether at maturity, by acceleration or otherwise, of any and all existing and future indebtedness, obligations or liabilities of the Borrowers arising under or in connection with the Loan Documents, as the same may be amended, modified, extended, restated, replaced, renewed, refunded or supplemented. "GUARANTEED INDEBTEDNESS" shall mean any and all indebtedness, obligations or liabilities described in the previous sentence, whether in whole or in part, and shall include, but not be limited to, (i) all principal amounts due, together with any interest accruing thereon and any and all fees and expenses (including attorneys' fees and expenses) incurred in connection therewith, and (ii) all amounts that would be due if effect were not given to the bankruptcy, insolvency or other similar laws of general application relating to the enforcement of creditors' rights or to general principles of equity; plus all interest, costs and expenses (including attorneys' fees) which may accrue or be incurred on account of any liability of any of the Borrowers to Agent, or in attempting to collect the same.

          3. The Guarantor hereby agrees and acknowledges that its obligations and liabilities to the Agent hereunder are part of the Guaranteed Indebtedness and that its obligations and liabilities are secured by the Loan Documents to which the Guarantor is a party.

          4. The Guarantor hereby agrees that this Guaranty is continuing in nature and shall survive and continue in full force notwithstanding the dissolution or liquidation of, or the insolvency or bankruptcy of, merger or any other corporate change or other occurrence whatsoever affecting the obligations and liabilities of the Borrowers, regardless of when any indebtedness to the Banks may accrue or be deemed to accrue.

          5. The Guarantor agrees that its obligations under this Guaranty are absolute and unconditional and shall not be affected in any way by any event or occurrence, including, but not limited to (a) any failure or delay to exercise any right, power or privilege hereunder; (b) any single or partial exercise of any right, power or privilege hereunder; and (c) any failure to insist upon strict performance hereunder.

          6. The Guarantor agrees that this is a guaranty of performance and payment and not merely of collection; that in the event of any default or the occurrence or existence of a default under the Loan Documents or failure of the Borrowers to perform any of their respective obligations, whether of payment or otherwise, under or with respect to any of the Guaranteed Indebtedness, the Guarantor will perform said obligations without offset of any kind and without any requirement that any rights or remedies which may have been pursued against the Borrowers and regardless of the existence or adequacy of rights or remedies against the Borrowers; and that in any right of action accruing to the Agent or the Banks, the Agent or the Banks may elect to proceed against the Guarantor, with or without joining or proceeding against the Borrowers.

          7. The Guarantor hereby agrees to reimburse the Agent and the Banks for all costs and expenses, including reasonable attorneys' fees and expenses incurred in connection with the enforcement of the Banks' rights hereunder or which would otherwise not have been incurred but for the Guaranteed Indebtedness.

          8. The Guarantor hereby unconditionally and irrevocably waives, to the extent permitted by applicable law: (a) notice of acceptance of this Guaranty and any notice regarding the performance or non-performance of the Borrowers or any of them with respect to any of the Guaranteed Indebtedness; (b) presentment for payment, notice of non-payment or non-performance, demand, protest, notice of protest and notice of dishonor or default to anyone; (c) defenses to pay or perform based upon any of the Guaranteed Indebtedness not being a valid and binding obligation of the Borrowers enforceable in accordance with its terms for any reason whatsoever; (d) all other notices to which the Guarantor may be entitled but which may legally be waived; (e) any disability of the Borrowers (other than payment in full) including absence or cessation of liability for any reason whatsoever; (f) any defense or circumstance which might otherwise constitute a legal or equitable discharge of a guarantor or surety; and (g) all rights under any state or federal statute dealing with or affecting the rights of creditors.

          9. The Guarantor hereby agrees that the Agent or the Banks without notice to the Guarantor, may deal with the Guaranteed Indebtedness and any collateral security therefor in such manner the Agent or the Banks may deem advisable and may renew, extend or increase the Guaranteed Indebtedness or any part thereof; accept partial payment, or settle, release, compound, or compromise the same; demand additional collateral security therefor, and substitute or release the same; and may compromise or settle with or release and discharge from liability any other guarantor or any other person totally or partially liable to the Agent or the Banks for the obligations, debts and liabilities of the Borrowers to the Agent and the Banks, all without impairing the liability of the Guarantor hereunder.

          10. Until the Guaranteed Indebtedness is indefeasibly paid in full, the Guaranteed Indebtedness will be subordinated pursuant to the Intercompany Subordination Agreement.

          11. The Guarantor hereby represents, warrants and covenants to Agent as follows:

          (a) The Guarantor has all necessary power and authority to execute, deliver and perform in accordance with this Guaranty; the Guarantor has all requisite power and authority to own and operate its properties and to carry on its business as now conducted and as proposed to be conducted.

          (b) The execution, delivery and performance of this Guaranty are not in contravention of any law, order, judgment, decree or any indenture or agreement to which the Guarantor is a party or by which Guarantor or the Guarantor's property is bound; the Guaranty has been duly executed and constitutes the legal, valid and binding obligation of the Guarantor, enforceable in accordance with its terms.

          (c) No authorization, consent, approval, license or exemption of, and no registration, qualification, designation, declaration or filing with, any person or entity is or was necessary to the valid execution and delivery of this Guaranty or the Guarantor's performance of its agreements and obligations hereunder.

          (d) The Guarantor will promptly furnish to the Agent such information and documents relating to the Guarantor's financial condition, assets or liabilities, at such times and in such form and detail as Agent may reasonably request.

          (e) To the best knowledge of the Guarantor, all information set forth in the financial statements and other documents and reports furnished by the Guarantor to the Agent from time to time is, or will be at the time such information is furnished, true, correct and complete in all material respects; the Guarantor has good and marketable title to all properties, assets and other rights which the Guarantor purports to own or which are reflected as owned in the Guarantor's books and records, free and clear of all liens except as previously disclosed in writing to the Agent pursuant to the Credit Agreement, and except for Permitted Liens.

          (f) The Guarantor will promptly notify Agent of any default under this Guaranty or under the Loan Documents to which the Guarantor is a party.

          (g) Except as disclosed in Schedule 5.1.7 to the Credit Agreement, there are no actions, suits, proceedings, or investigations pending or threatened against or affecting the Guarantor, or the business or any asset owned by the Guarantor, before any court or governmental department, agency or instrumentality which are reasonably likely to have a material adverse effect on the financial condition of the Guarantor.

          (h) Except for guaranties of the obligations of the Borrowers, and except as disclosed in the Credit Agreement, the Guarantor is not liable in respect of any guaranties except this Guaranty. Except as permitted by the Credit Agreement, the Guarantor agrees not to become liable in respect to any other agreements guarantying obligations or indebtedness without the prior written consent of the Agent.

          (i) The Guarantor shall take all necessary action, at its own cost and expense, to observe and perform its agreements and covenants, and keep the representations and warranties true, correct and complete under this Guaranty.

          (j) The Guarantor's agreements, covenants, representations and warranties under this Guaranty are continuing ones, shall at all times remain true, correct and complete and shall at all times be observed and performed.

          12. The Guarantor hereby agrees that if there is an Event of Default under the Credit Agreement, then the Guarantor shall be in default hereunder and the Banks shall have the right to declare all or any part of the Guaranteed Indebtedness to be due and payable. Except as expressly provided in the Loan Documents, such declaration may be made without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived. Upon any such default, the Banks shall have and may exercise all the rights and remedies as may be provided hereunder, by law or otherwise.

          13. The enumeration of the Agent's and the Banks' rights and remedies set forth in this Guaranty and in the other Loan Documents to which the Guarantor is a party is not intended to be exhaustive and the exercise by the Agent and the Banks of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative and shall be in addition to any other right or remedy given hereunder or under any other agreement between the parties or which may now or hereafter exist at law or in equity or by suit or otherwise. No delay on the part of the Agent or any Bank in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any default. No course of dealing between any of the Borrowers, the Guarantor, the Agent or the Banks or any of the Banks' agents or employees shall be effective to change, modify or discharge any provision of this Guaranty or to constitute a waiver of any default.

          14. All notices, and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed to have been duly given or made in accordance with Section 10.6 of the Credit Agreement. Any party hereto may change the address to which notice to it, or copies thereof, shall be addressed, by giving notice thereof to the other parties hereto in conformity with the foregoing.

          15. Any deposits or other sums at any time credited by or due from any office of the Agent or the Banks to the Guarantor (regardless of the currency thereof and whether general or special, contingent or unmatured), and any securities or other property of the Guarantor at any time in the possession of any office of the Agent or the Banks, may at all times be treated as collateral for the payment of this Guaranty. Regardless of the adequacy of collateral, the Agent and the Banks may apply or set-off such deposits or other sums against such liabilities, without notice or demand, at any time after any default by the Borrowers in payment of the Guaranteed Indebtedness. Every right of set-off and lien shall continue in full force and effect until full, final and complete satisfaction of the Indebtedness.

          16. This Guaranty is fully assignable and transferable by the Agent to any permitted assignee under the Credit Agreement; however, the duties and obligations of the Guarantor may not be delegated or transferred by the Guarantor without the prior written consent of the Agent. The rights and privileges of Agent hereunder shall inure to the benefit of the its successors and assigns and the duties and obligations of the Guarantor shall bind the Guarantor's legal representatives, heirs and permitted assigns.

          17. This Guaranty shall in all respects be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without regard to its conflict of law doctrines.

          18. The obligations of the Guarantor hereunder are joint and several with the obligations of any other guarantor of all or any portion of the Guaranteed Indebtedness.

          19. This Guaranty shall terminate only when the Guaranteed Indebtedness is paid in full and the obligations of the Banks to lend to the Borrowers have terminated;

provided, however, that this Guaranty shall be reinstated (as the case may be) if at any time any payment of any of the Guaranteed Indebtedness made by the Borrowers or the Guarantor or the proceeds of any enforcement of any security interest of Agent or any allocation by the Agent and the Banks of payments received is subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or is required to be repaid or otherwise restored to the Borrowers, the Guarantor, a trustee, an estate receiver or any other person under any law, including without limitation any bankruptcy law, state or federal law, common law or equity, all as though such payment, enforcement or allocation had not been made, and all as determined by the Agent and the Banks. Nothing set forth in this paragraph is intended to expand on or increase the definition of Guaranteed Indebtedness.

          20. If any provision of this Guaranty is held invalid or unenforceable to any extent or in any application, the remainder of this Guaranty, shall not be affected thereby.

          21. Unless the context of this Guaranty otherwise clearly requires, references to the plural include the singular, the singular the plural and the part the whole and "or" has the inclusive meaning represented by the phrase "and/or".

          22. The Agent and the Guarantor may from time to time enter into agreements amending, supplementing or modifying this Guaranty; provided, however, that any such amendment, supplement or modification must be in a writing, signed by the Agent and the Guarantor.

          23. THE GUARANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS GUARANTY, THE LOAN DOCUMENTS OR ANY OTHER DOCUMENT OR INSTRUMENT NOW OR HEREAFTER EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THIS GUARANTY AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT NOW OR HEREAFTER EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND THE GUARANTOR HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT AGENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE GUARANTOR TO THE WAIVER OF THE GUARANTOR'S RIGHT TO TRIAL BY JURY.

          25. The Guarantor hereby irrevocably consents to the jurisdiction of the Court of Common Pleas of Allegheny County and the United States District Court for the Western District of Pennsylvania, and waives personal service of any and all process upon him and consents that all such services of process be made by certified or registered mail directed to the Guarantor at the addresses provided for in Section 10.6 of the Credit Agreement and service so made shall be deemed to be completed upon actual receipt thereof. The Guarantor waives any objection to jurisdiction and venue of any action instituted against him as provided herein and agrees not to assert any defense based on lack of jurisdiction or venue.


          Witness the due execution hereof, as of the day first written above.


ATTEST:                            OPTION CARE HOME
                                   HEALTH, INC.


By: /s/   Pam Colin                By: /s/ J. Jeffrey Fox
   --------------------------         -------------------------

Title:_______________________      Title:   CFO
                                          ---------------------

                       GUARANTY AND SURETYSHIP AGREEMENT

          THIS GUARANTY AND SURETYSHIP AGREEMENT ("GUARANTY") is made and entered into as of the 23rd day of December, 1996, by MANAGEMENT BY INFORMATION, INC., a Delaware corporation ("GUARANTOR") in favor of PNC BANK, NATIONAL ASSOCIATION, as agent for the Banks (the "AGENT"), with an address at One PNC Plaza, 249 5th Avenue, Pittsburgh, Pennsylvania 15222-2709.

                               WITNESSETH THAT:

          WHEREAS, the Guarantor and certain of its affiliates, as Borrowers, the Agent and the other Banks party thereto have entered into that certain Credit Agreement dated of even date herewith (the "Credit Agreement"), pursuant to which the Banks agreed to make certain Loans to the Borrowers for the purpose of, among other things, funding the working capital requirements of the Borrowers;

          WHEREAS, it is a condition to the Loans that each of the co-Borrowers guaranty all obligations arising under the Loan Documents (as that term is defined in the Credit Agreement); and

          WHEREAS, the Guarantor will benefit directly by the execution of the Credit Agreement;

          NOW THEREFORE, in order to induce the Banks to enter into the Credit Agreement, and intending to be legally bound hereby, the Guarantor hereby agrees as follows:

          1. Defined terms used in this Guaranty shall have the same meaning ascribed thereto in the Credit Agreement unless the context clearly indicates otherwise.

          2. The Guarantor hereby guaranties, absolutely and unconditionally, and does hereby become surety for, the due performance including, but not limited to, the full, prompt and punctual payment, as and when due, whether at maturity, by acceleration or otherwise, of any and all existing and future indebtedness, obligations or liabilities of the Borrowers arising under or in connection with the Loan Documents, as the same may be amended, modified, extended, restated, replaced, renewed, refunded or supplemented. "GUARANTEED INDEBTEDNESS" shall mean any and all indebtedness, obligations or liabilities described in the previous sentence, whether in whole or in part, and shall include, but not be limited to, (i) all principal amounts due, together with any interest accruing thereon and any and all fees and expenses (including attorneys' fees and expenses) incurred in connection therewith, and (ii) all amounts that would be due if effect were not given to the bankruptcy, insolvency or other similar laws of general application relating to the enforcement of creditors' rights or to general principles of equity; plus all interest, costs and expenses (including attorneys' fees) which may accrue or be incurred on account of any liability of any of the Borrowers to Agent, or in attempting to collect the same.

          3. The Guarantor hereby agrees and acknowledges that its obligations and liabilities to the Agent hereunder are part of the Guaranteed Indebtedness and that its obligations and liabilities are secured by the Loan Documents to which the Guarantor is a party.

          4. The Guarantor hereby agrees that this Guaranty is continuing in nature and shall survive and continue in full force notwithstanding the dissolution or liquidation of, or the insolvency or bankruptcy of, merger or any other corporate change or other occurrence whatsoever affecting the obligations and liabilities of the Borrowers, regardless of when any indebtedness to the Banks may accrue or be deemed to accrue.

          5. The Guarantor agrees that its obligations under this Guaranty are absolute and unconditional and shall not be affected in any way by any event or occurrence, including, but not limited to (a) any failure or delay to exercise any right, power or privilege hereunder; (b) any single or partial exercise of any right, power or privilege hereunder; and (c) any failure to insist upon strict performance hereunder.

          6. The Guarantor agrees that this is a guaranty of performance and payment and not merely of collection; that in the event of any default or the occurrence or existence of a default under the Loan Documents or failure of the Borrowers to perform any of their respective obligations, whether of payment or otherwise, under or with respect to any of the Guaranteed Indebtedness, the Guarantor will perform said obligations without offset of any kind and without any requirement that any rights or remedies which may have been pursued against the Borrowers and regardless of the existence or adequacy of rights or remedies against the Borrowers; and that in any right of action accruing to the Agent or the Banks, the Agent or the Banks may elect to proceed against the Guarantor, with or without joining or proceeding against the Borrowers.

          7. The Guarantor hereby agrees to reimburse the Agent and the Banks for all costs and expenses, including reasonable attorneys' fees and expenses incurred in connection with the enforcement of the Banks' rights hereunder or which would otherwise not have been incurred but for the Guaranteed Indebtedness.

          8. The Guarantor hereby unconditionally and irrevocably waives, to the extent permitted by applicable law: (a) notice of acceptance of this Guaranty and any notice regarding the performance or non-performance of the Borrowers or any of them with respect to any of the Guaranteed Indebtedness; (b) presentment for payment, notice of non-payment or non-performance, demand, protest, notice of protest and notice of dishonor or default to anyone; (c) defenses to pay or perform based upon any of the Guaranteed Indebtedness not being a valid and binding obligation of the Borrowers enforceable in accordance with its terms for any reason whatsoever; (d) all other notices to which the Guarantor may be entitled but which may legally be waived; (e) any disability of the Borrowers (other than payment in full) including absence or cessation of liability for any reason whatsoever; (f) any defense or circumstance which might otherwise constitute a legal or equitable discharge of a guarantor or surety; and (g) all rights under any state or federal statute dealing with or affecting the rights of creditors.

          9. The Guarantor hereby agrees that the Agent or the Banks without notice to the Guarantor, may deal with the Guaranteed Indebtedness and any collateral security therefor in such manner the Agent or the Banks may deem advisable and may renew, extend or increase the Guaranteed Indebtedness or any part thereof; accept partial payment, or settle, release, compound, or compromise the same; demand additional collateral security therefor, and substitute or release the same; and may compromise or settle with or release and discharge from liability any other guarantor or any other person totally or partially liable to the Agent or the Banks for the obligations, debts and liabilities of the Borrowers to the Agent and the Banks, all without impairing the liability of the Guarantor hereunder.

          10. Until the Guaranteed Indebtedness is indefeasibly paid in full, the Guaranteed Indebtedness will be subordinated pursuant to the Intercompany Subordination Agreement.

          11. The Guarantor hereby represents, warrants and covenants to Agent as follows:

          (a) The Guarantor has all necessary power and authority to execute, deliver and perform in accordance with this Guaranty; the Guarantor has all requisite power and authority to own and operate its properties and to carry on its business as now conducted and as proposed to be conducted.

          (b) The execution, delivery and performance of this Guaranty are not in contravention of any law, order, judgment, decree or any indenture or agreement to which the Guarantor is a party or by which Guarantor or the Guarantor's property is bound; the Guaranty has been duly executed and constitutes the legal, valid and binding obligation of the Guarantor, enforceable in accordance with its terms.

          (c) No authorization, consent, approval, license or exemption of, and no registration, qualification, designation, declaration or filing with, any person or entity is or was necessary to the valid execution and delivery of this Guaranty or the Guarantor's performance of its agreements and obligations hereunder.

          (d) The Guarantor will promptly furnish to the Agent such information and documents relating to the Guarantor's financial condition, assets or liabilities, at such times and in such form and detail as Agent may reasonably request.

          (e) To the best knowledge of the Guarantor, all information set forth in the financial statements and other documents and reports furnished by the Guarantor to the Agent from time to time is, or will be at the time such information is furnished, true, correct and complete in all material respects; the Guarantor has good and marketable title to all properties, assets and other rights which the Guarantor purports to own or which are reflected as owned in the Guarantor's books and records, free and clear of all liens except as previously disclosed in writing to the Agent pursuant to the Credit Agreement, and except for Permitted Liens.

          (f) The Guarantor will promptly notify Agent of any default under this Guaranty or under the Loan Documents to which the Guarantor is a party.

          (g) Except as disclosed in Schedule 5.1.7 to the Credit Agreement, there are no actions, suits, proceedings, or investigations pending or threatened against or affecting the Guarantor, or the business or any asset owned by the Guarantor, before any court or governmental department, agency or instrumentality which are reasonably likely to have a material adverse effect on the financial condition of the Guarantor.

          (h) Except for guaranties of the obligations of the Borrowers, and except as disclosed in the Credit Agreement, the Guarantor is not liable in respect of any guaranties except this Guaranty. Except as permitted by the Credit Agreement, the Guarantor agrees not to become liable in respect to any other agreements guarantying obligations or indebtedness without the prior written consent of the Agent.

          (i) The Guarantor shall take all necessary action, at its own cost and expense, to observe and perform its agreements and covenants, and keep the representations and warranties true, correct and complete under this Guaranty.

          (j) The Guarantor's agreements, covenants, representations and warranties under this Guaranty are continuing ones, shall at all times remain true, correct and complete and shall at all times be observed and performed.

          12. The Guarantor hereby agrees that if there is an Event of Default under the Credit Agreement, then the Guarantor shall be in default hereunder and the Banks shall have the right to declare all or any part of the Guaranteed Indebtedness to be due and payable. Except as expressly provided in the Loan Documents, such declaration may be made without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived. Upon any such default, the Banks shall have and may exercise all the rights and remedies as may be provided hereunder, by law or otherwise.

          13. The enumeration of the Agent's and the Banks' rights and remedies set forth in this Guaranty and in the other Loan Documents to which the Guarantor is a party is not intended to be exhaustive and the exercise by the Agent and the Banks of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative and shall be in addition to any other right or remedy given hereunder or under any other agreement between the parties or which may now or hereafter exist at law or in equity or by suit or otherwise. No delay on the part of the Agent or any Bank in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any default. No course of dealing between any of the Borrowers, the Guarantor, the Agent or the Banks or any of the Banks' agents or employees shall be effective to change, modify or discharge any provision of this Guaranty or to constitute a waiver of any default.

          14. All notices, and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed to have been duly given or made in accordance with Section 10.6 of the Credit Agreement. Any party hereto may change the address to which notice to it, or copies thereof, shall be addressed, by giving notice thereof to the other parties hereto in conformity with the foregoing.

          15. Any deposits or other sums at any time credited by or due from any office of the Agent or the Banks to the Guarantor (regardless of the currency thereof and whether general or special, contingent or unmatured), and any securities or other property of the Guarantor at any time in the possession of any office of the Agent or the Banks, may at all times be treated as collateral for the payment of this Guaranty. Regardless of the adequacy of collateral, the Agent and the Banks may apply or set-off such deposits or other sums against such liabilities, without notice or demand, at any time after any default by the Borrowers in payment of the Guaranteed Indebtedness. Every right of set-off and lien shall continue in full force and effect until full, final and complete satisfaction of the Indebtedness.

          16. This Guaranty is fully assignable and transferable by the Agent to any permitted assignee under the Credit Agreement; however, the duties and obligations of the Guarantor may not be delegated or transferred by the Guarantor without the prior written consent of the Agent. The rights and privileges of Agent hereunder shall inure to the benefit of the its successors and assigns and the duties and obligations of the Guarantor shall bind the Guarantor's legal representatives, heirs and permitted assigns.

          17. This Guaranty shall in all respects be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without regard to its conflict of law doctrines.

          18. The obligations of the Guarantor hereunder are joint and several with the obligations of any other guarantor of all or any portion of the Guaranteed Indebtedness.

          19. This Guaranty shall terminate only when the Guaranteed Indebtedness is paid in full and the obligations of the Banks to lend to the Borrowers have terminated;

provided, however, that this Guaranty shall be reinstated (as the case may be) if at any time any payment of any of the Guaranteed Indebtedness made by the Borrowers or the Guarantor or the proceeds of any enforcement of any security interest of Agent or any allocation by the Agent and the Banks of payments received is subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or is required to be repaid or otherwise restored to the Borrowers, the Guarantor, a trustee, an estate receiver or any other person under any law, including without limitation any bankruptcy law, state or federal law, common law or equity, all as though such payment, enforcement or allocation had not been made, and all as determined by the Agent and the Banks. Nothing set forth in this paragraph is intended to expand on or increase the definition of Guaranteed Indebtedness.

          20. If any provision of this Guaranty is held invalid or unenforceable to any extent or in any application, the remainder of this Guaranty, shall not be affected thereby.

          21. Unless the context of this Guaranty otherwise clearly requires, references to the plural include the singular, the singular the plural and the part the whole and "or" has the inclusive meaning represented by the phrase "and/or".

          22. The Agent and the Guarantor may from time to time enter into agreements amending, supplementing or modifying this Guaranty; provided, however, that any such amendment, supplement or modification must be in a writing, signed by the Agent and the Guarantor.

          23. THE GUARANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS GUARANTY, THE LOAN DOCUMENTS OR ANY OTHER DOCUMENT OR INSTRUMENT NOW OR HEREAFTER EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THIS GUARANTY AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT NOW OR HEREAFTER EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND THE GUARANTOR HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT AGENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE GUARANTOR TO THE WAIVER OF THE GUARANTOR'S RIGHT TO TRIAL BY JURY.

          25. The Guarantor hereby irrevocably consents to the jurisdiction of the Court of Common Pleas of Allegheny County and the United States District Court for the Western District of Pennsylvania, and waives personal service of any and all process upon him and consents that all such services of process be made by certified or registered mail directed to the Guarantor at the addresses provided for in Section 10.6 of the Credit Agreement and service so made shall be deemed to be completed upon actual receipt thereof. The Guarantor waives any objection to jurisdiction and venue of any action instituted against him as provided herein and agrees not to assert any defense based on lack of jurisdiction or venue.


          Witness the due execution hereof, as of the day first written above.


ATTEST:                             MANAGEMENT BY INFORMATION,
INC.


By: /s/ Pam Colin                   By:  /s/ J. Jeffrey Fox
   -----------------------             -------------------------

Title:____________________          Title:    CFO
                                          ----------------------

                       GUARANTY AND SURETYSHIP AGREEMENT

          THIS GUARANTY AND SURETYSHIP AGREEMENT ("GUARANTY") is made and entered into as of the 23rd day of December, 1996, by OPTION CARE OF OKLAHOMA, INC., a Delaware corporation ("GUARANTOR") in favor of PNC BANK, NATIONAL ASSOCIATION, as agent for the Banks (the "AGENT"), with an address at One PNC Plaza, 249 5th Avenue, Pittsburgh, Pennsylvania 15222-2709.

                                WITNESSETH THAT:

          WHEREAS, the Guarantor and certain of its affiliates, as Borrowers, the Agent and the other Banks party thereto have entered into that certain Credit Agreement dated of even date herewith (the "Credit Agreement"), pursuant to which the Banks agreed to make certain Loans to the Borrowers for the purpose of, among other things, funding the working capital requirements of the Borrowers;

          WHEREAS, it is a condition to the Loans that each of the co-Borrowers guaranty all obligations arising under the Loan Documents (as that term is defined in the Credit Agreement); and

          WHEREAS, the Guarantor will benefit directly by the execution of the Credit Agreement;

          NOW THEREFORE, in order to induce the Banks to enter into the Credit Agreement, and intending to be legally bound hereby, the Guarantor hereby agrees as follows:

          1. Defined terms used in this Guaranty shall have the same meaning ascribed thereto in the Credit Agreement unless the context clearly indicates otherwise.

          2. The Guarantor hereby guaranties, absolutely and unconditionally, and does hereby become surety for, the due performance including, but not limited to, the full, prompt and punctual payment, as and when due, whether at maturity, by acceleration or otherwise, of any and all existing and future indebtedness, obligations or liabilities of the Borrowers arising under or in connection with the Loan Documents, as the same may be amended, modified, extended, restated, replaced, renewed, refunded or supplemented. "GUARANTEED INDEBTEDNESS" shall mean any and all indebtedness, obligations or liabilities described in the previous sentence, whether in whole or in part, and shall include, but not be limited to, (i) all principal amounts due, together with any interest accruing thereon and any and all fees and expenses (including attorneys' fees and expenses) incurred in connection therewith, and (ii) all amounts that would be due if effect were not given to the bankruptcy, insolvency or other similar laws of general application relating to the enforcement of creditors' rights or to general principles of equity; plus all interest, costs and expenses (including attorneys' fees) which may accrue or be incurred on account of any liability of any of the Borrowers to Agent, or in attempting to collect the same.

          3. The Guarantor hereby agrees and acknowledges that its obligations and liabilities to the Agent hereunder are part of the Guaranteed Indebtedness and that its obligations and liabilities are secured by the Loan Documents to which the Guarantor is a party.

          4. The Guarantor hereby agrees that this Guaranty is continuing in nature and shall survive and continue in full force notwithstanding the dissolution or liquidation of, or the insolvency or bankruptcy of, merger or any other corporate change or other occurrence whatsoever affecting the obligations and liabilities of the Borrowers, regardless of when any indebtedness to the Banks may accrue or be deemed to accrue.

          5. The Guarantor agrees that its obligations under this Guaranty are absolute and unconditional and shall not be affected in any way by any event or occurrence, including, but not limited to (a) any failure or delay to exercise any right, power or privilege hereunder; (b) any single or partial exercise of any right, power or privilege hereunder; and (c) any failure to insist upon strict performance hereunder.

          6. The Guarantor agrees that this is a guaranty of performance and payment and not merely of collection; that in the event of any default or the occurrence or existence of a default under the Loan Documents or failure of the Borrowers to perform any of their respective obligations, whether of payment or otherwise, under or with respect to any of the Guaranteed Indebtedness, the Guarantor will perform said obligations without offset of any kind and without any requirement that any rights or remedies which may have been pursued against the Borrowers and regardless of the existence or adequacy of rights or remedies against the Borrowers; and that in any right of action accruing to the Agent or the Banks, the Agent or the Banks may elect to proceed against the Guarantor, with or without joining or proceeding against the Borrowers.

          7. The Guarantor hereby agrees to reimburse the Agent and the Banks for all costs and expenses, including reasonable attorneys' fees and expenses incurred in connection with the enforcement of the Banks' rights hereunder or which would otherwise not have been incurred but for the Guaranteed Indebtedness.

          8. The Guarantor hereby unconditionally and irrevocably waives, to the extent permitted by applicable law: (a) notice of acceptance of this Guaranty and any notice regarding the performance or non-performance of the Borrowers or any of them with respect to any of the Guaranteed Indebtedness; (b) presentment for payment, notice of non-payment or non-performance, demand, protest, notice of protest and notice of dishonor or default to anyone; (c) defenses to pay or perform based upon any of the Guaranteed Indebtedness not being a valid and binding obligation of the Borrowers enforceable in accordance with its terms for any reason whatsoever; (d) all other notices to which the Guarantor may be entitled but which may legally be waived; (e) any disability of the Borrowers (other than payment in full) including absence or cessation of liability for any reason whatsoever; (f) any defense or circumstance which might otherwise constitute a legal or equitable discharge of a guarantor or surety; and (g) all rights under any state or federal statute dealing with or affecting the rights of creditors.

          9. The Guarantor hereby agrees that the Agent or the Banks without notice to the Guarantor, may deal with the Guaranteed Indebtedness and any collateral security therefor in such manner the Agent or the Banks may deem advisable and may renew, extend or increase the Guaranteed Indebtedness or any part thereof; accept partial payment, or settle, release, compound, or compromise the same; demand additional collateral security therefor, and substitute or release the same; and may compromise or settle with or release and discharge from liability any other guarantor or any other person totally or partially liable to the Agent or the Banks for the obligations, debts and liabilities of the Borrowers to the Agent and the Banks, all without impairing the liability of the Guarantor hereunder.

          10. Until the Guaranteed Indebtedness is indefeasibly paid in full, the Guaranteed Indebtedness will be subordinated pursuant to the Intercompany Subordination Agreement.

          11. The Guarantor hereby represents, warrants and covenants to Agent as follows:

          (a) The Guarantor has all necessary power and authority to execute, deliver and perform in accordance with this Guaranty; the Guarantor has all requisite power and authority to own and operate its properties and to carry on its business as now conducted and as proposed to be conducted.

          (b) The execution, delivery and performance of this Guaranty are not in contravention of any law, order, judgment, decree or any indenture or agreement to which the Guarantor is a party or by which Guarantor or the Guarantor's property is bound; the Guaranty has been duly executed and constitutes the legal, valid and binding obligation of the Guarantor, enforceable in accordance with its terms.

          (c) No authorization, consent, approval, license or exemption of, and no registration, qualification, designation, declaration or filing with, any person or entity is or was necessary to the valid execution and delivery of this Guaranty or the Guarantor's performance of its agreements and obligations hereunder.

          (d) The Guarantor will promptly furnish to the Agent such information and documents relating to the Guarantor's financial condition, assets or liabilities, at such times and in such form and detail as Agent may reasonably request.

          (e) To the best knowledge of the Guarantor, all information set forth in the financial statements and other documents and reports furnished by the Guarantor to the Agent from time to time is, or will be at the time such information is furnished, true, correct and complete in all material respects; the Guarantor has good and marketable title to all properties, assets and other rights which the Guarantor purports to own or which are reflected as owned in the Guarantor's books and records, free and clear of all liens except as previously disclosed in writing to the Agent pursuant to the Credit Agreement, and except for Permitted Liens.

          (f) The Guarantor will promptly notify Agent of any default under this Guaranty or under the Loan Documents to which the Guarantor is a party.

          (g) Except as disclosed in Schedule 5.1.7 to the Credit Agreement, there are no actions, suits, proceedings, or investigations pending or threatened against or affecting the Guarantor, or the business or any asset owned by the Guarantor, before any court or governmental department, agency or instrumentality which are reasonably likely to have a material adverse effect on the financial condition of the Guarantor.

          (h) Except for guaranties of the obligations of the Borrowers, and except as disclosed in the Credit Agreement, the Guarantor is not liable in respect of any guaranties except this Guaranty. Except as permitted by the Credit Agreement, the Guarantor agrees not to become liable in respect to any other agreements guarantying obligations or indebtedness without the prior written consent of the Agent.

          (i) The Guarantor shall take all necessary action, at its own cost and expense, to observe and perform its agreements and covenants, and keep the representations and warranties true, correct and complete under this Guaranty.

          (j) The Guarantor's agreements, covenants, representations and warranties under this Guaranty are continuing ones, shall at all times remain true, correct and complete and shall at all times be observed and performed.

          12. The Guarantor hereby agrees that if there is an Event of Default under the Credit Agreement, then the Guarantor shall be in default hereunder and the Banks shall have the right to declare all or any part of the Guaranteed Indebtedness to be due and payable. Except as expressly provided in the Loan Documents, such declaration may be made without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived. Upon any such default, the Banks shall have and may exercise all the rights and remedies as may be provided hereunder, by law or otherwise.

          13. The enumeration of the Agent's and the Banks' rights and remedies set forth in this Guaranty and in the other Loan Documents to which the Guarantor is a party is not intended to be exhaustive and the exercise by the Agent and the Banks of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative and shall be in addition to any other right or remedy given hereunder or under any other agreement between the parties or which may now or hereafter exist at law or in equity or by suit or otherwise. No delay on the part of the Agent or any Bank in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any default. No course of dealing between any of the Borrowers, the Guarantor, the Agent or the Banks or any of the Banks' agents or employees shall be effective to change, modify or discharge any provision of this Guaranty or to constitute a waiver of any default.

          14. All notices, and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed to have been duly given or made in accordance with Section 10.6 of the Credit Agreement. Any party hereto may change the address to which notice to it, or copies thereof, shall be addressed, by giving notice thereof to the other parties hereto in conformity with the foregoing.

          15. Any deposits or other sums at any time credited by or due from any office of the Agent or the Banks to the Guarantor (regardless of the currency thereof and whether general or special, contingent or unmatured), and any securities or other property of the Guarantor at any time in the possession of any office of the Agent or the Banks, may at all times be treated as collateral for the payment of this Guaranty. Regardless of the adequacy of collateral, the Agent and the Banks may apply or set-off such deposits or other sums against such liabilities, without notice or demand, at any time after any default by the Borrowers in payment of the Guaranteed Indebtedness. Every right of set-off and lien shall continue in full force and effect until full, final and complete satisfaction of the Indebtedness.

          16. This Guaranty is fully assignable and transferable by the Agent to any permitted assignee under the Credit Agreement; however, the duties and obligations of the Guarantor may not be delegated or transferred by the Guarantor without the prior written consent of the Agent. The rights and privileges of Agent hereunder shall inure to the benefit of the its successors and assigns and the duties and obligations of the Guarantor shall bind the Guarantor's legal representatives, heirs and permitted assigns.

          17. This Guaranty shall in all respects be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without regard to its conflict of law doctrines.

          18. The obligations of the Guarantor hereunder are joint and several with the obligations of any other guarantor of all or any portion of the Guaranteed Indebtedness.

          19. This Guaranty shall terminate only when the Guaranteed Indebtedness is paid in full and the obligations of the Banks to lend to the Borrowers have terminated; provided, however, that this Guaranty shall be reinstated (as the case may be) if at any time any payment of any of the Guaranteed Indebtedness made by the Borrowers or the Guarantor or the proceeds of any enforcement of any security interest of Agent or any allocation by the Agent and the Banks of payments received is subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or is required to be repaid or otherwise restored to the Borrowers, the Guarantor, a trustee, an estate receiver or any other person under any law, including without limitation any bankruptcy law, state or federal law, common law or equity, all as though such payment, enforcement or allocation had not been made, and all as determined by the Agent and the Banks. Nothing set forth in this paragraph is intended to expand on or increase the definition of Guaranteed Indebtedness.

          20. If any provision of this Guaranty is held invalid or unenforceable to any extent or in any application, the remainder of this Guaranty, shall not be affected thereby.

          21. Unless the context of this Guaranty otherwise clearly requires, references to the plural include the singular, the singular the plural and the part the whole and "or" has the inclusive meaning represented by the phrase "and/or".

          22. The Agent and the Guarantor may from time to time enter into agreements amending, supplementing or modifying this Guaranty; provided, however, that any such amendment, supplement or modification must be in a writing, signed by the Agent and the Guarantor.

          23. THE GUARANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS GUARANTY, THE LOAN DOCUMENTS OR ANY OTHER DOCUMENT OR INSTRUMENT NOW OR HEREAFTER EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THIS GUARANTY AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT NOW OR HEREAFTER EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND THE GUARANTOR HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT AGENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE GUARANTOR TO THE WAIVER OF THE GUARANTOR'S RIGHT TO TRIAL BY JURY.
                                                                         _______
                                                                         INITIAL

          25. The Guarantor hereby irrevocably consents to the jurisdiction of the Court of Common Pleas of Allegheny County and the United States District Court for the Western

District of Pennsylvania, and waives personal service of any and all process upon him and consents that all such services of process be made by certified or registered mail directed to the Guarantor at the addresses provided for in
Section 10.6 of the Credit Agreement and service so made shall be deemed to be completed upon actual receipt thereof. The Guarantor waives any objection to jurisdiction and venue of any action instituted against him as provided herein and agrees not to assert any defense based on lack of jurisdiction or venue.


          Witness the due execution hereof, as of the day first written above.


ATTEST:                             OPTION CARE OF OKLAHOMA,
                                    INC.



By: /s/ Pam Colin                   By: /s/ Dan W. Bramuchi
   -----------------------             -------------------------

Title:____________________          Title:  PRESIDENT
                                          ----------------------

                             REVOLVING CREDIT NOTE


$5,000,000.00                                           Pittsburgh, Pennsylvania
                                                               December 23, 1996


          FOR VALUE RECEIVED, the undersigned, OPTION CARE, INC., a Delaware corporation; OPTION CARE, INC., a California corporation; OPTION CARE ENTERPRISES, INC., a California corporation; PHARMACARE OF SOUTHWEST FLORIDA, INC., a Florida corporation; PHARMACY I.V. ASSOCIATES, INC., a Missouri corporation; HOME CARE OF COLUMBIA, INC., a Missouri corporation; YOUNG'S I.V. THERAPY, INC., a Pennsylvania corporation; HOME INFUSION THERAPY OF BULLHEAD CITY, INC., a Delaware corporation; WHATCOM PHARMACEUTICAL SERVICES, INC., a Washington corporation; CORDESYS HEALTHCARE MANAGEMENT, INC., a Delaware corporation; INFUSION THERAPY OF ONTARIO, INC., a California corporation; OPTION CARE HOSPICE, INC., a Missouri corporation; OPTION CARE HOME HEALTH, INC., an Ohio corporation; MANAGEMENT BY INFORMATION, INC., a Delaware corporation; and OPTION CARE OF OKLAHOMA, INC., a Delaware corporation (collectively and jointly and severally, the "BORROWERS"), hereby promise to pay to the order of PNC BANK, NATIONAL ASSOCIATION as agent (the "AGENT") for THE NORTHERN TRUST COMPANY the lesser of (i) the principal sum of Five Million Dollars (U.S. $5,000,000.00), or
(ii) its Ratable Share of the aggregate unpaid principal balance of all Loans made by the Banks (as that term is defined in the Credit Agreement, defined herein) to the Borrower pursuant to Section 2.01 of the Credit Agreement dated as of December 23, 1996 between the Borrowers, the Agent, and the Banks (the "CREDIT AGREEMENT"), whichever is less, payable on the Expiration Date. All terms capitalized but not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement, unless the context otherwise requires.

          The Borrower shall pay interest on the unpaid principal balance hereof from time to time outstanding from the date hereof at the rate or rates per annum specified by the Borrower pursuant to Section 3.1 of, or as otherwise provided in, the Credit Agreement. Interest payments shall be made at the times specified in Section 4.3 of, or as otherwise provided in, the Credit Agreement.

          Upon the occurrence and during the continuation of an Event of Default, the Borrower shall pay interest on the entire principal amount of the then outstanding Loans evidenced by this Revolving Credit Note (the "NOTE") at a rate per annum equal to two hundred basis points (2% per annum) above the rate of interest otherwise applicable with respect to such Loans. Such interest rate will accrue before and after any judgment has been entered.

          Interest not paid when due shall be added to principal and accrue interest accordingly.

          If any payment or action to be made or taken hereunder shall be stated to be or become due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day and such extension of time shall be included in computing interest or fees, if any, in connection with such payment or action.

          Subject to the provisions of the Credit Agreement, payments of principal, interest, Commitment Fees, Facility Fee, Letter of Credit Fees, Agent's Fee or other fees or amounts due from the Borrowers shall be made without setoff, counterclaim or other deduction of any nature at the office of the Agent located in Pittsburgh, Pennsylvania, prior to 1:00 p.m., Pittsburgh time, on the date when due and in lawful money of the United States of America in immediately available funds.

          This Note is a Note referred to in, and is entitled to the benefits of, the Credit Agreement and other Loan Documents, including the representations, warranties, covenants, conditions, security interests or Liens contained or granted therein. The Credit Agreement among other things contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayment, in certain circumstances, on account of principal hereof prior to maturity upon the terms and conditions therein specified.

          Except as otherwise provided in the Credit Agreement, the Borrowers waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Credit Agreement.

          This Note shall bind the Borrowers and its successors and assigns, and the benefits hereof shall inure to the benefit of the Bank and its successors and assigns. All references herein to the "BORROWERS" and the "BANK" shall be deemed to apply to the Borrowers and the Bank, respectively, and their respective successors and assigns.

          This Note and any other documents delivered in connection herewith and the rights and obligations of the parties hereto and thereto shall for all purposes be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without giving effect to its conflicts of law principles.

          IN WITNESS WHEREOF, the undersigned have executed this Note by their duly authorized officers with the intention that it constitute a sealed instrument.

ATTEST:                                 OPTION CARE, INC., a Delaware
corporation


/s/ Pam Colin                           By:   /s/ J. Jeffrey Fox
---------------------------                  ----------------------------
Title:                                  Title:         CFO
[Seal]

ATTEST:                                 OPTION CARE, INC., a California
                                        corporation


/s/ Pam Colin                           By:   /s/ J. Jeffrey Fox
---------------------------                  ----------------------------
Title:                                  Title:         CFO
[Seal]

ATTEST:                                 OPTION CARE ENTERPRISES, INC.


/s/ Pam Colin                           By:   /s/ J. Jeffrey Fox
---------------------------                  ----------------------------
Title:                                  Title:         CFO
[Seal]

ATTEST:                                 PHARMACARE OF SOUTHWEST FLORIDA, INC.


/s/ Pam Colin                           By:   /s/ J. Jeffrey Fox
---------------------------                  ----------------------------
Title:                                  Title:         CFO
[Seal]

ATTEST:                                 PHARMACY I.V. ASSOCIATES, INC.


/s/ Pam Colin                           By:   /s/ J. Jeffrey Fox
---------------------------                  ----------------------------
Title:                                  Title:         CFO
[Seal]

ATTEST:                                 HOME CARE OF COLUMBIA, INC.


/s/ Pam Colin                           By:   /s/ J. Jeffrey Fox
---------------------------                  ----------------------------
Title:                                  Title:         CFO
[Seal]

ATTEST:                                 YOUNG'S I.V. THERAPY, INC.


/s/ Pam Colin                           By:   /s/ J. Jeffrey Fox
---------------------------                  ----------------------------
Title:                                  Title:         CFO
[Seal]

ATTEST:                                 HOME INFUSION THERAPY OF BULLHEAD CITY,
                                        INC.


/s/ Pam Colin                           By:   /s/ J. Jeffrey Fox
---------------------------                  ----------------------------
Title:                                  Title:         CFO
[Seal]

ATTEST:                                 WHATCOM PHARMACEUTICAL SERVICES, INC.


/s/ Pam Colin                           By:   /s/ J. Jeffrey Fox
---------------------------                  ----------------------------
Title:                                  Title:         CFO
[Seal]

ATTEST:                                 CORDESYS HEALTHCARE MANAGEMENT, INC.


/s/ Pam Colin                           By:   /s/ J. Jeffrey Fox
---------------------------                  ----------------------------
Title:                                  Title:         CFO
[Seal]

ATTEST:                                 INFUSION THERAPY OF ONTARIO, INC.


/s/ Pam Colin                           By:   /s/ Dan W. Bramuchi
---------------------------                  ----------------------------
Title:                                  Title:         SECRETARY
[Seal]

ATTEST:                                 OPTION CARE HOSPICE, INC.


/s/ Pam Colin                           By:   /s/ Jeffrey Fox
---------------------------                  ----------------------------
Title:                                  Title:         CFO
[Seal]

ATTEST:                                 OPTION CARE HOME HEALTH, INC.


/s/ Pam Colin                           By:   /s/ Jeffrey Fox
---------------------------                  ----------------------------
Title:                                  Title:         CFO
[Seal]

ATTEST:                                 MANAGEMENT BY INFORMATION, INC.


/s/ Pam Colin                           By:   /s/ Jeffrey Fox
---------------------------                  ----------------------------
Title:                                  Title:         CFO
[Seal]

ATTEST:                                 OPTION CARE OF OKLAHOMA, INC.

/s/ Pam Colin                           By:   /s/ Dan W. Bramuchi
---------------------------                  ----------------------------
Title:                                  Title:         PRESIDENT
[Seal]

                             REVOLVING CREDIT NOTE

$15,000,000.00                                          Pittsburgh, Pennsylvania
                                                               December 23, 1996


          FOR VALUE RECEIVED, the undersigned, OPTION CARE, INC., a Delaware corporation; OPTION CARE, INC., a California corporation; OPTION CARE ENTERPRISES, INC., a California corporation; PHARMACARE OF SOUTHWEST FLORIDA, INC., a Florida corporation; PHARMACY I.V. ASSOCIATES, INC., a Missouri corporation; HOME CARE OF COLUMBIA, INC., a Missouri corporation; YOUNG'S I.V. THERAPY, INC., a Pennsylvania corporation; HOME INFUSION THERAPY OF BULLHEAD CITY, INC., a Delaware corporation; WHATCOM PHARMACEUTICAL SERVICES, INC., a Washington corporation; CORDESYS HEALTHCARE MANAGEMENT, INC., a Delaware corporation; INFUSION THERAPY OF ONTARIO, INC., a California corporation; OPTION CARE HOSPICE, INC., a Missouri corporation; OPTION CARE HOME HEALTH, INC., an Ohio corporation; MANAGEMENT BY INFORMATION, INC., a Delaware corporation; and OPTION CARE OF OKLAHOMA, INC., a Delaware corporation (collectively and jointly and severally, the "BORROWERS"), hereby promise to pay to the order of PNC BANK, NATIONAL ASSOCIATION as agent (the "AGENT") for PNC BANK, NATIONAL ASSOCIATION the lesser of (i) the principal sum of Fifteen Million Dollars (U.S. $15,000,000.00), or (ii) its Ratable Share of the aggregate unpaid principal balance of all Loans made by the Banks (as that term is defined in the Credit Agreement, defined herein) to the Borrower pursuant to Section 2.01 of the Credit Agreement dated as of December 23, 1996 between the Borrowers, the Agent, and the Banks (the "CREDIT AGREEMENT"), whichever is less, payable on the Expiration Date. All terms capitalized but not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement, unless the context otherwise requires.

          The Borrower shall pay interest on the unpaid principal balance hereof from time to time outstanding from the date hereof at the rate or rates per annum specified by the Borrower pursuant to Section 3.1 of, or as otherwise provided in, the Credit Agreement. Interest payments shall be made at the times specified in Section 4.3 of, or as otherwise provided in, the Credit Agreement.

          Upon the occurrence and during the continuation of an Event of Default, the Borrower shall pay interest on the entire principal amount of the then outstanding Loans evidenced by this Revolving Credit Note (the "NOTE") at a rate per annum equal to two hundred basis points (2% per annum) above the rate of interest otherwise applicable with respect to such Loans. Such interest rate will accrue before and after any judgment has been entered.

          Interest not paid when due shall be added to principal and accrue interest accordingly.

          If any payment or action to be made or taken hereunder shall be stated to be or become due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day and such extension of time shall be included in computing interest or fees, if any, in connection with such payment or action.

          Subject to the provisions of the Credit Agreement, payments of principal, interest, Commitment Fees, Facility Fee, Letter of Credit Fees, Agent's Fee or other fees or amounts due from the Borrowers shall be made without setoff, counterclaim or other deduction of any nature at the office of the Agent located in Pittsburgh, Pennsylvania, prior to 1:00 p.m., Pittsburgh time, on the date when due and in lawful money of the United States of America in immediately available funds.

          This Note is a Note referred to in, and is entitled to the benefits of, the Credit Agreement and other Loan Documents, including the representations, warranties, covenants, conditions, security interests or Liens contained or granted therein. The Credit Agreement among other things contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayment, in certain circumstances, on account of principal hereof prior to maturity upon the terms and conditions therein specified.

          Except as otherwise provided in the Credit Agreement, the Borrowers waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Credit Agreement.

          This Note shall bind the Borrowers and its successors and assigns, and the benefits hereof shall inure to the benefit of the Bank and its successors and assigns. All references herein to the "BORROWERS" and the "BANK" shall be deemed to apply to the Borrowers and the Bank, respectively, and their respective successors and assigns.

          This Note and any other documents delivered in connection herewith and the rights and obligations of the parties hereto and thereto shall for all purposes be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without giving effect to its conflicts of law principles.

          IN WITNESS WHEREOF, the undersigned have executed this Note by their duly authorized officers with the intention that it constitute a sealed instrument.

ATTEST:                                 OPTION CARE, INC.,
                                        a Delaware corporation


/s/ Pam Colin                           By:/s/ J. Jeffrey Fox
-------------------------                  ------------------------------
Title:                                  Title: CFO
[Seal]

ATTEST:                                 OPTION CARE, INC.,
                                        a California corporation


/s/ Pam Colin                           By:/s/ J. Jeffrey Fox
-------------------------                  ------------------------------
Title:                                  Title:CFO
[Seal]

ATTEST:                                 OPTION CARE ENTERPRISES, INC.


/s/ Pam Colin                           By:/s/ J. Jeffrey Fox
-------------------------                  ------------------------------
Title:                                  Title: CFO
[Seal]

ATTEST:                                 PHARMACARE OF SOUTHWEST
                                        FLORIDA, INC.


/s/ Pam Colin                           By:/s/ J. Jeffrey Fox
-------------------------                  ------------------------------
Title:                                  Title: CFO
[Seal]

ATTEST:                                 PHARMACY I.V. ASSOCIATES, INC.


/s/ Pam Colin                           By:/s/ J. Jeffrey Fox
-------------------------                  ------------------------------
Title:                                  Title: CFO
[Seal]

ATTEST:                                 HOME CARE OF COLUMBIA, INC.


/s/ Pam Colin                           By:/s/ J. Jeffrey Fox
-------------------------                  ------------------------------
Title:                                  Title: CFO
[Seal]

ATTEST:                                 YOUNG'S I.V. THERAPY, INC.


/s/ Pam Colin                           By:/s/ J. Jeffrey Fox
-------------------------                  ------------------------------
Title:                                  Title: CFO
[Seal]

ATTEST:                                 HOME INFUSION THERAPY OF
                                        BULLHEAD CITY, INC.


/s/ Pam Colin                           By:/s/ J. Jeffrey Fox
-------------------------                  ------------------------------
Title:                                  Title: CFO
[Seal]

ATTEST:                                 WHATCOM PHARMACEUTICAL
                                        SERVICES, INC.


/s/ Pam Colin                           By:/s/ J. Jeffrey Fox
-------------------------                  ------------------------------
Title:                                  Title: CFO
[Seal]

ATTEST:                                 CORDESYS HEALTHCARE
                                        MANAGEMENT, INC.


/s/ Pam Colin                           By:/s/ J. Jeffrey Fox
-------------------------                  ------------------------------
Title:                                  Title: CFO
[Seal]

ATTEST:                                 INFUSION THERAPY OF ONTARIO,
                                        INC.


/s/ Pam Colin                           By: /s/ Dan W. Bramuchi
-------------------------                  ------------------------------
Title:                                  Title: CFO
[Seal]

ATTEST:                                 OPTION CARE HOSPICE, INC.


/s/ Pam Colin                           By:/s/ J. Jeffery Fox
-------------------------                  ------------------------------
Title:                                  Title:
[Seal]

ATTEST:                                 OPTION CARE HOME HEALTH,
                                        INC.


/s/ Pam Colin                           By:/s/ J. Jeffrey Fox
-------------------------                  ------------------------------
Title:                                  Title:
[Seal]

ATTEST:                                 MANAGEMENT BY INFORMATION,
                                        INC.


/s/ Pam Colin                           By:/s/ J. Jeffrey Fox
-------------------------                  ------------------------------
Title:                                  Title:
[Seal]

ATTEST:                                 OPTION CARE OF OKLAHOMA,
                                        INC.

/s/ Pam Colin                           By:/s/ Dan W. Bramuchi
-------------------------                  ------------------------------
Title:                                  Title:
[Seal]

                             REVOLVING CREDIT NOTE


$10,000,000.00                                          Pittsburgh, Pennsylvania
                                                               December 23, 1996


          FOR VALUE RECEIVED, the undersigned, OPTION CARE, INC., a Delaware corporation; OPTION CARE, INC., a California corporation; OPTION CARE ENTERPRISES, INC., a California corporation; PHARMACARE OF SOUTHWEST FLORIDA, INC., a Florida corporation; PHARMACY I.V. ASSOCIATES, INC., a Missouri corporation; HOME CARE OF COLUMBIA, INC., a Missouri corporation; YOUNG'S I.V. THERAPY, INC., a Pennsylvania corporation; HOME INFUSION THERAPY OF BULLHEAD CITY, INC., a Delaware corporation; WHATCOM PHARMACEUTICAL SERVICES, INC., a Washington corporation; CORDESYS HEALTHCARE MANAGEMENT, INC., a Delaware corporation; INFUSION THERAPY OF ONTARIO, INC., a California corporation; OPTION CARE HOSPICE, INC., a Missouri corporation; OPTION CARE HOME HEALTH, INC., an Ohio corporation; MANAGEMENT BY INFORMATION, INC., a Delaware corporation; and OPTION CARE OF OKLAHOMA, INC., a Delaware corporation (collectively and jointly and severally, the "BORROWERS"), hereby promise to pay to the order of PNC BANK, NATIONAL ASSOCIATION as agent (the "AGENT") for HARRIS TRUST AND SAVINGS BANK the lesser of (i) the principal sum of Ten Million Dollars (U.S. $10,000,000.00), or (ii) its Ratable Share of the aggregate unpaid principal balance of all Loans made by the Banks (as that term is defined in the Credit Agreement, defined herein) to the Borrower pursuant to Section 2.01 of the Credit Agreement dated as of December 23, 1996 between the Borrowers, the Agent, and the Banks (the "CREDIT AGREEMENT"), whichever is less, payable on the Expiration Date. All terms capitalized but not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement, unless the context otherwise requires.

          The Borrower shall pay interest on the unpaid principal balance hereof from time to time outstanding from the date hereof at the rate or rates per annum specified by the Borrower pursuant to Section 3.1 of, or as otherwise provided in, the Credit Agreement. Interest payments shall be made at the times specified in Section 4.3 of, or as otherwise provided in, the Credit Agreement.

          Upon the occurrence and during the continuation of an Event of Default, the Borrower shall pay interest on the entire principal amount of the then outstanding Loans evidenced by this Revolving Credit Note (the "NOTE") at a rate per annum equal to two hundred basis points (2% per annum) above the rate of interest otherwise applicable with respect to such Loans. Such interest rate will accrue before and after any judgment has been entered.

          Interest not paid when due shall be added to principal and accrue interest accordingly.

          If any payment or action to be made or taken hereunder shall be stated to be or become due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day and such extension of time shall be included in computing interest or fees, if any, in connection with such payment or action.

          Subject to the provisions of the Credit Agreement, payments of principal, interest, Commitment Fees, Facility Fee, Letter of Credit Fees, Agent's Fee or other fees or amounts due from the Borrowers shall be made without setoff, counterclaim or other deduction of any nature at the office of the Agent located in Pittsburgh, Pennsylvania, prior to 1:00 p.m., Pittsburgh time, on the date when due and in lawful money of the United States of America in immediately available funds.

          This Note is a Note referred to in, and is entitled to the benefits of, the Credit Agreement and other Loan Documents, including the representations, warranties, covenants, conditions, security interests or Liens contained or granted therein. The Credit Agreement among other things contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayment, in certain circumstances, on account of principal hereof prior to maturity upon the terms and conditions therein specified.

          Except as otherwise provided in the Credit Agreement, the Borrowers waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Credit Agreement.

          This Note shall bind the Borrowers and its successors and assigns, and the benefits hereof shall inure to the benefit of the Bank and its successors and assigns. All references herein to the "BORROWERS" and the "BANK" shall be deemed to apply to the Borrowers and the Bank, respectively, and their respective successors and assigns.

          This Note and any other documents delivered in connection herewith and the rights and obligations of the parties hereto and thereto shall for all purposes be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without giving effect to its conflicts of law principles.

          IN WITNESS WHEREOF, the undersigned have executed this Note by their duly authorized officers with the intention that it constitute a sealed instrument.

ATTEST:                                      OPTION CARE, INC.,
                                             a Delaware corporation


/s/ Pam Colin                                      /s/ J. Jeffery Fox
---------------------------                  By:   ---------------------------
Title:                                       Title:    CFO
[Seal]

ATTEST:                                      OPTION CARE, INC.,
                                             a California corporation

/s/ Pam Colin                                      /s/ J. Jeffery Fox
---------------------------                  By:   ---------------------------
Title:                                       Title:    CFO
[Seal]

ATTEST:                                      OPTION CARE ENTERPRISES, INC.


/s/ Pam Colin                                      /s/ J. Jeffery Fox
---------------------------                  By:   ---------------------------
Title:                                       Title:    CFO
[Seal]

ATTEST:                                      PHARMACARE OF SOUTHWEST
                                             FLORIDA, INC.


/s/ Pam Colin                                      /s/ J. Jeffery Fox
---------------------------                  By:   ---------------------------
Title:                                       Title:    CFO
[Seal]

ATTEST:                                      PHARMACY I.V. ASSOCIATES, INC.


/s/ Pam Colin                                      /s/ J. Jeffery Fox
---------------------------                  By:   ---------------------------
Title:                                       Title:    CFO
[Seal]

ATTEST:                                      HOME CARE OF COLUMBIA, INC.


/s/ Pam Colin                                      /s/ J. Jeffery Fox
---------------------------                  By:   ---------------------------
Title:                                       Title:    CFO
[Seal]

ATTEST:                                      YOUNG'S I.V. THERAPY, INC.


/s/ Pam Colin                                      /s/ J. Jeffery Fox
---------------------------                  By:   ---------------------------
Title:                                       Title:    CFO
[Seal]

ATTEST:                                      HOME INFUSION THERAPY OF
                                             BULLHEAD CITY, INC.


/s/ Pam Colin                                      /s/ J. Jeffery Fox
---------------------------                  By:   ---------------------------
Title:                                       Title:    CFO
[Seal]

ATTEST:                                      WHATCOM PHARMACEUTICAL
                                             SERVICES, INC.


/s/ Pam Colin                                      /s/ J. Jeffery Fox
---------------------------                  By:   ---------------------------
Title:                                       Title:    CFO
[Seal]

ATTEST:                                      CORDESYS HEALTHCARE
                                             MANAGEMENT, INC.


/s/ Pam Colin                                      /s/ J. Jeffery Fox
---------------------------                  By:   ---------------------------
Title:                                       Title:    CFO
[Seal]

ATTEST:                                      INFUSION THERAPY OF ONTARIO,
                                             INC.


/s/ Pam Colin                                      /s/ Dan W. Bramuchi
---------------------------                  By:   ---------------------------
Title:                                       Title:    Secretary
[Seal]

ATTEST:                                      OPTION CARE HOSPICE, INC.


/s/ Pam Colin                                      /s/ J. Jeffery Fox
---------------------------                  By:   ---------------------------
Title:                                       Title:    CFO
[Seal]

ATTEST:                                      OPTION CARE HOME HEALTH,
                                             INC.


/s/ Pam Colin                                      /s/ J. Jeffery Fox
---------------------------                  By:   ---------------------------
Title:                                       Title:    CFO
[Seal]

ATTEST:                                      MANAGEMENT BY INFORMATION,
                                             INC.


/s/ Pam Colin                                      /s/ J. Jeffery Fox
---------------------------                  By:   ---------------------------
Title:                                       Title:    CFO
[Seal]

ATTEST:                                      OPTION CARE OF OKLAHOMA,
 INC.

/s/ Pam Colin                                      /s/ Dan W. Bramuchi
---------------------------                  By:   ---------------------------
Title:                                       Title:    President
[Seal]

                               PLEDGE AGREEMENT

          THIS PLEDGE AGREEMENT (this "AGREEMENT") is entered into this 23rd day of December, 1996, by and between OPTION CARE, INC., a Delaware corporation (the "COMPANY"), and PNC BANK, NATIONAL ASSOCIATION, as agent for the Banks (the "AGENT"), with an address at One PNC Plaza, 249 5th Avenue, Pittsburgh, Pennsylvania 15222-2709.

          WHEREAS, the Company, Option Care, Inc., the Subsidiaries of Option Care, Inc., the Agent and the Banks have entered into that certain Credit Agreement, dated as of even date herewith (as the same may be amended, restated or otherwise modified from time to time, the "CREDIT AGREEMENT"), pursuant to which the Banks have agreed to extend to the Borrowers, upon the terms and subject to the conditions set forth therein, a revolving credit facility in an aggregate principal amount not to exceed $30,000,000.

          WHEREAS, the Company has executed a Guaranty and Suretyship Agreement of even date herewith (the "GUARANTY") guarantying the obligations of Option Care, Inc. and its subsidiaries under the Credit Agreement;

          WHEREAS, in order to induce the Agent and the Banks to enter into the Credit Agreement, the Company has agreed to enter into this Agreement for the purpose of granting to the Agent, for the benefit of the Banks, a first priority perfected lien on 100 percent of the shares of common stock of Option Care, Inc., a California corporation, a first priority perfected lien on 100 percent of the shares of common stock of Option Care Enterprises, Inc., a first priority perfected lien on 100 percent of the shares of common stock of Cordesys Healthcare Management, Inc., a first priority perfected lien on 100 percent of the shares of common stock of Management By Information, Inc., a first priority perfected lien on 100 percent of the shares of common stock of Option Care of Oklahoma, Inc., and the shares of any Borrower who joins the Credit Agreement after the date of this Agreement (collectively, the "PLEDGED SHARES"), described in further detail on Schedule A attached hereto.

          NOW, THEREFORE, in consideration of the Obligation (as that term is defined in the Credit Agreement) and the Guaranteed Indebtedness (as that term is defined in the Guaranty) and other good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce the Agent and the Banks to enter into the Credit Agreement, the parties hereto, intending to be legally bound, agree as follows:

          1.   CERTAIN DEFINITIONS.  Capitalized words and terms not otherwise
               -------------------
defined herein which are defined in the Credit Agreement have the meanings ascribed to such words and terms in the Credit Agreement. In addition to other words and terms defined elsewhere in this Agreement, words and terms which are defined in the Uniform Commercial Code are used herein as defined in the Uniform Commercial Code except where the context otherwise requires, and the following words and terms shall have the following meanings, respectively:

          (a) "COLLATERAL" means (i) the Pledged Shares and all rights and privileges pertaining thereto, including, without limitation, the shares of capital stock, all securities and additional securities receivable in respect of or in exchange for such shares or such securities, all rights to subscribe for securities incident to or arising from ownership of such shares or such securities, all cash, stock and other dividends or distributions paid or payable on such shares or such securities, and all books and records pertaining to the foregoing, (ii) all proceeds from sales, transfers or other dispositions, and
(iii) whatever is received when any of the foregoing is sold, exchanged or otherwise disposed of, including any proceeds.

          (b) "PRIOR SECURITY INTEREST" means an enforceable, perfected security interest under the Uniform Commercial Code which is prior to all Liens, except Liens for taxes not yet due and payable to the extent given priority by statute and Permitted Liens.

          2.   GRANT OF SECURITY INTEREST.  As security for the due and punctual
               --------------------------
payment and performance of the Indebtedness and the Guaranteed Indebtedness in accordance with the respective terms thereof, the Company, as debtor, hereby delivers, pledges and grants to the Agent, as secured party, for the benefit of the Banks, a security interest under the Uniform Commercial Code in and to any and all of the Collateral.

          3.   STOCK CERTIFICATES AND STOCK POWERS.  Upon the execution and
               -----------------------------------
delivery of this Agreement, the Company has caused to be delivered to and deposited with the Agent or its nominee or nominees, in pledge, stock certificates and any other instruments evidencing the Collateral, together with undated stock powers signed in blank by the Company.

          4.   VOTING RIGHTS.  Notwithstanding the security interest in the
               -------------
Collateral granted to and created in favor of the Agent for the benefit of the Banks, the Company shall have the right, until the Agent forecloses upon the Collateral, to exercise all voting and other shareholders' rights with respect to the Collateral, subject to Section 5 hereof.

          5.   RIGHTS OF AGENT TO COLLATERAL.  The Agent may at its option and
               -----------------------------
at any time and from time to time (except as provided in subsections (c) and (d)), without notice to or consent of the Company, whether or not an Event of Default (as hereinafter defined) has occurred or exists, do any or all of the following:

          (a) Take such action as the Agent deems appropriate to maintain, protect and insure the Collateral, to attach, perfect, continue, preserve and protect the Agent's Prior Security Interest in the Collateral, to perform, keep, observe and render true and correct any and all covenants, agreements, representations and warranties of the Company hereunder, and to add all liabilities, obligations, costs and expenses incurred in connection with the foregoing to the Secured Obligations;

          (b)  Verify the status of the Collateral;

          (c) After an Event of Default has occurred and is continuing, cause to be opened and maintained an interest bearing deposit account ("CASH COLLATERAL ACCOUNT") and deposit, and require the Company to deposit, therein all cash proceeds of the Collateral and cash dividends received in respect of the Collateral. The Agent shall have sole dominion and control over all items and funds in the Cash Collateral Account and such items and funds may be withdrawn only by the Agent, it being the intention of the parties hereto that the Company shall have no control over or withdrawal rights in respect of the Cash Collateral Account. The Agent, upon the vote of all the Banks and upon the written request by the Company to the Agent, may release to the Company at any time after 2:00 o'clock p.m., Pittsburgh time on the first business day following the date of such vote and request, all or any part of the collected funds deposited in the Cash Collateral Account for application to the outstanding principal balance of the Indebtedness and the Guaranteed Indebtedness. Notwithstanding any such request, the Agent shall have the right at any time and from time to time to apply all or any part of the collected funds on deposit in the Cash Collateral Account to the payment of the Indebtedness and the Guaranteed Indebtedness in order of application as set forth in Section 11 hereof, whether on account of principal or interest or otherwise as the Agent in its discretion may elect, until the Secured Obligations are fully paid; and

          (d) After an Event of Default has occurred and is continuing, have any part or all of the Collateral registered in the name of the Agent or that of its nominee, and the Company covenants that, upon the Agent's request, the Company will cause the issuer, transfer agent or registrar of such Collateral to effect such registration.

The Agent may by written notice to the Company relinquish, either partially or completely in accordance with any terms or conditions the Agent may set forth in such notice, any or all rights the Agent may acquire pursuant hereto; provided,
                                                                      --------
however, that the powers conferred on the Agent for the benefit of the Banks by
-------
this Section 5 are solely to protect the interests of the Agent for the benefit of the Banks in the Collateral and shall not impose on the Agent any duty to exercise such powers.

          6.   REPRESENTATIONS AND WARRANTIES.
               ------------------------------

          (a) The Company has and will have at all times good and marketable title to the Collateral, free and clear of all liens, except for Permitted Liens, and will defend such title against the claims and demands of all persons whomsoever, except liens in favor of the Agent. The Company assumes full responsibility for taking any and all steps to preserve rights with respect to the Collateral against all prior parties.

          (b) The Pledged Shares and any other shares of capital stock included in the Collateral have been duly authorized and validly issued, are fully paid and nonassessable and are owned beneficially and of record by the Company. The Pledged Shares constitute all of the issued and outstanding capital stock of the issuer thereof; provided, if the Pledged Shares include shares acquired after
                --------
the date of this Agreement pursuant to Permitted Business Combinations, the shares may not constitute 100% of the outstanding capital stock of the issuer thereof.

          (c) Except as disclosed on Schedule 6, there are no shareholder, partnership or other agreements or understandings with respect to the Pledged Shares or any other securities included in the Collateral; provided, if the Pledged Shares include shares
                            --------
acquired after the date of this Agreement pursuant to Permitted Business Combinations, the Company may ask the Agent to accept additional agreements or understandings. The Agent, after consulting with the Banks, will not withhold its consent unreasonably.

          (d) Except as described on Schedule 6 and except to the extent contained in Agreements consented to by the Banks pursuant to Section 6(c), the Pledged Shares and any other securities included in the Collateral are free and clear of any lien, option or right of others or restriction on transfer except for the security interest granted to and created in favor of the Agent for the benefit of the Banks hereunder and except to the extent that the transfer by the Agent of such Collateral may be restricted by the Federal Securities Act of 1933, as amended, and applicable state securities laws.

          (e) The Company will not take any action, or vote or omit to vote the Pledged Shares or any other securities included in the Collateral in a manner which would permit the issuer thereof to take or omit to take any action, the taking or the omission of which might result in an alteration or impairment of the Collateral or of this Agreement;

          (f) The Company will not vote or omit to vote the Pledged Shares or any other securities included in the Collateral in a manner inconsistent with
Section 7.2.14 of the Credit Agreement.

          (g) There are no actions, suits, proceedings or investigations pending or, to the knowledge of the Company, threatened which affect the Collateral.

          (h) The security interest granted to the Agent for the benefit of the Banks pursuant to this Agreement constitutes and will continue to constitute a Prior Security Interest under the Uniform Commercial Code as in effect in each applicable jurisdiction or other applicable law, entitled to all the rights, benefits and priorities provided by the Uniform Commercial Code or such law. Upon the taking possession of the stock certificates or other certificates evidencing all or part of the Collateral, all such action as is necessary or advisable to establish such rights of the Agent will have been taken, and there will be upon execution and delivery of this Agreement and such taking of possession, no necessity for any further action in order to preserve, protect and continue such rights. All expenses in connection with such action has been or will be paid by the Company.

          7.   TAXES AND CHARGES.  The Company will pay and discharge all taxes,
               -----------------
levies and other impositions levied on any portion of the Collateral (except to the extent only that such taxes, levies and other impositions shall not then be due or shall be contested in good faith by appropriate proceedings diligently conducted, provided that such reserves and other provisions as may be required by GAAP have been duly made and recorded). If the Company shall fail to do so, the Agent may (but shall not be obligated to) pay such taxes, levies or impositions for the account of the Company and may add the amount thereof to the Indebtedness and the Guaranteed Indebtedness.

          8.   PRESERVATION AND PROTECTION OF SECURITY INTEREST.  The Company
               ------------------------------------------------
will faithfully preserve and protect the Agent's security interest in the Collateral as a Prior Security

Interest and will, at its own cost and expense, cause such security interest in the Collateral to be perfected and continue perfected so long as the Indebtedness and the Guaranteed Indebtedness or any portion thereof are outstanding and unpaid. For such purposes the Company will from time to time at the request of the Agent (a) turn over physical possession to the Agent for the benefit of the Banks of all Collateral which requires the Agent to have possession thereof in order to perfect the Agent's security interest therein for the benefit of the Banks and (b) file or record, or cause to be filed or recorded, such instruments, documents and notices, including without limitation financing statements and continuation statements, all as the Agent may deem necessary or advisable from time to time in order to perfect and continue perfected said security interests as Prior Security Interests.

          The Company will do all such other acts and things and will execute and deliver all such other instruments and documents, including without limitation further security agreements, pledges, endorsements, assignments and notices, as the Agent may deem necessary or advisable from time to time in order to perfect and preserve the priority of said security interest as a Prior Security Interest in the Collateral. The Agent, and its officers, employees and authorized agents, or any of them, are hereby irrevocably appointed the attorneys-in-fact of the Company (without requiring any of them to act as such), such appointment being coupled with an interest, to do, at the Company's expense, all acts and things which the Agent may deem necessary or advisable to preserve, perfect and continue perfected the Agent's security interest in the Collateral as a Prior Security Interest, including without limitation the signing of financing, continuation or other similar statements and notices on behalf of the Company. In addition to the foregoing but not in limitation thereof, the Company agrees that a carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement and may be filed in any appropriate office in lieu thereof.

          The Agent shall be deemed to have exercised reasonable care in the preservation and custody of such of the Collateral as may be in the Agent's possession if the Agent takes such action for that purpose as the Company shall request in writing, provided that such requested action shall not in the exclusive judgment of the Agent impair the Agent's Prior Security Interest in such Collateral or its rights in or the value of such Collateral, and provided further that such written request is received by the Agent in sufficient time to permit the Agent to take the requested action.

          9.   EVENTS OF DEFAULT.  The Company shall, at the option of the
               -----------------
Agent, be in default under this Agreement upon the happening of any of the following events or conditions (each, an "EVENT OF DEFAULT"):

          (a) an Event of Default as defined in the Credit Agreement or any other Loan Document;

          (b) the failure of the Agent to have a Prior Security Interest in any portion of the Collateral; or

          (c) any indication or evidence received by the Agent that the Company may have directly or indirectly been engaged in any type of activity which, in the Agent's discretion, might result in the forfeiture of any property of the Company to any governmental entity, federal, state or local.

          10.  REMEDIES ON DEFAULT.  If any one or more of the Events of Default
               -------------------
shall occur and be continuing or exist, the Agent for the benefit of the Banks shall have the immediate right to take control of all or any part of the Collateral and the proceeds thereof, with or without judicial process, and, without demand of performance or notice (and if notice is required by Law, after ten (10) days' prior written notice, which the Company agrees is a reasonable time and manner for notice), or demand whosoever to the Company, all of which are hereby expressly waived, and without advertisement, may proceed to exercise one or more of the rights and remedies accorded a secured party by the Uniform Commercial Code and otherwise by Law or by the terms of the Credit Agreement or this Agreement or any other Loan Document.

          The Agent's rights and remedies shall include without limitation the power for the benefit of the Banks to (i) transfer into the Agent's name or into the name of its nominee or nominees all or any portion of the Pledged Shares or other securities constituting part or all of the Collateral and thereafter receive directly all cash and other dividends, distributions and payments made on account of said stock or securities, vote the same, give all consents, waivers and ratifications in respect thereof, and otherwise act with respect thereto as though it were the absolute owner thereof, and (ii) sell all or any portion of the Collateral at public or private sale at such place and time and on such terms as the Agent may see fit.

          The Company recognizes that the Agent may be compelled to resort to one or more private sales of any of the Pledged Shares or other securities constituting part or all of the Collateral to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Company acknowledges and agrees that any such private sale (such sale or any public sale to be conducted in a commercially reasonable manner) may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not, for such reason alone, be deemed to have been made in a commercially unreasonable manner. The Agent shall not be under any obligation to delay a sale of any such shares or securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Federal Securities Act of 1933, as amended, or under applicable state securities Laws, even if the issuer would agree to do so. At any sale or other disposition, the Agent may, to the extent permissible under applicable Laws, purchase all any part of the Collateral, free from any right of redemption on the part of the Company, which right is hereby waived and released.

          11.  APPLICATION OF PROCEEDS.  Any Collateral or proceeds of the
               -----------------------
Collateral held or realized upon at any time by the Agent or any of the Banks and any debt (including all deposit accounts) in which the Agent or any of the Banks has been granted a security interest pursuant to any of the Loan Documents and which has been set off or applied by the Agent pursuant to any such Loan Document, shall be applied in satisfaction of the Indebtedness and the Guaranteed Indebtedness, in such order of application as the Agent shall determine in its discretion if there has been an Event of Default and, if there has not been an Event of Default, as determined by the Borrower and the Agent, until the Indebtedness and the Guaranteed Indebtedness are fully paid, and thereafter any balance shall be distributed as required by applicable Law. If the proceeds of the Collateral together with the proceeds of any other collateral granted to the Agent by the Company for the benefit of the Banks, and of any sales or dispositions thereof, shall be insufficient to pay the amounts secured hereby, the Company shall be liable for the deficiency.

          12.  CHANGES IN WRITING.  No modification, amendment or waiver of any
               ------------------
provision of this Agreement nor consent to any departure by the Company therefrom, will in any event be effective unless the same is in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

          13.  PRESERVATION OF RIGHTS.  No delay or omission on the part of the
               ----------------------
Agent to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power or any acquiescence therein, nor will the action or inaction of the Agent impair any right or power arising hereunder. The Agent's rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which the Agent otherwise would have, whether under the Credit Agreement or any other Loan Document, the Uniform Commercial Code, applicable Law or otherwise.

          14.  TAXES.  The Company agrees to pay upon demand any and all stamp,
               -----
document, transfer or recording taxes, and similar impositions payable or hereafter determined to be payable in connection with this Agreement and agrees to save the Agent and the Banks harmless from and against any and all present or future claims or liabilities with respect to, or resulting from any delay in paying or omission to pay, any such taxes or similar impositions.

          15.  PAYMENT OF EXPENSES.  At its option, the Agent may discharge
               -------------------
taxes, liens, security interests or such other encumbrances as may attach to the Collateral, may pay for required insurance on the Collateral and may pay for the maintenance, appraisal or reappraisal, and preservation of the Collateral, as determined by the Agent to be necessary. The Company will reimburse the Agent on demand for any payment so made or any expense incurred by the Agent pursuant to the foregoing authorization, and the Collateral also will secure any advances or payments so made or expenses so incurred by the Agent.

          16.  NOTICES.  All notices, demands, requests, consents, approvals and
               -------
other communications required or permitted hereunder must be in writing and will be effective if made in conformity with Section 10.6 of the Credit Agreement.

          17.  SURVIVAL.  All representations, warranties, covenants and
               --------
agreements of the Company contained herein or made in connection herewith shall survive the execution and delivery of this Agreement and shall continue in full force and effect so long as any of the Credit Agreement and the other Loan Documents is in effect, or any Indebtedness or the Guaranteed Indebtedness is outstanding and until payment in full of all Indebtedness and the Guaranteed Indebtedness hereunder and under the Credit Agreement and the other Loan Documents. The indemnity agreement contained in Section 21 of this Agreement shall survive the termination of this Agreement.

          18.  GOVERNING LAW; VENUE.  The Uniform Commercial Code shall govern
               --------------------
the attachment, perfection and the effect of attachment and perfection of the Agent's security interest in the Collateral, and the rights, duties and obligations of the Agent and the Company with respect thereto. Except as provided by the immediately preceding sentence, this Agreement shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and the execution and delivery thereof and the terms and provisions shall be governed by and construed in accordance with the laws of said Commonwealth. The Company irrevocably consents to the nonexclusive jurisdiction of the Court of Common Pleas of Allegheny County and the United States District Court for the Western District of Pennsylvania, and waives personal service of any and all process upon it and consents that all such service of process be made by certified or registered mail directed to it at the address provided for in the Guaranty and service so made shall be deemed to be completed upon actual receipt thereof. The Company waives any objection to jurisdiction and venue of any action instituted against it as provided herein and agrees not to assert any defense based on lack of jurisdiction or venue.

          19.  SUCCESSORS AND ASSIGNS.  This Agreement will be binding upon and
               ----------------------
inure to the benefit of the Company and the Agent for the benefit of the Banks and their respective heirs, executors, administrators, successors and assigns;

provided, however, that the Company may not assign this Agreement in whole or in
--------  -------
part without the prior written consent of the Agent, and the Agent at any time may assign this Agreement in whole or in part.

          20.  SEVERABILITY.  If any term, provision, or restriction of this
               ------------
Agreement is held to be invalid, void or unenforceable in any way in any jurisdiction, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect in such jurisdiction and shall in no way be affected, impaired or invalidated, and such invalidity, voidness or unenforceability shall not affect the validity and enforceability of such provision, covenant, or restriction in any other jurisdiction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

          21.  INDEMNITY.  The Company agrees to indemnify each of the Agent and
               ---------
the Banks, their directors, officers and employees and each legal entity, if any, who controls the Agent or the Banks (the "INDEMNIFIED PARTIES") and to hold each Indemnified Party harmless from and against any and all claims, damages, losses, liabilities and expenses (including, without limitation, all fees of counsel with whom any Indemnified Party may consult and all expenses of litigation or preparation therefor) which any Indemnified Party may incur or which may be asserted against any Indemnified Party as a result of the execution of or performance under this Agreement; provided, however, that the foregoing
                                        --------  -------
indemnity agreement shall not apply to claims, damages, losses, liabilities and expenses attributable to an Indemnified Party's gross negligence or willful misconduct. The indemnity agreement contained in this Section shall survive the termination of this Agreement. The Company may participate at its expense in the defense of any such claim.

          22.  MARSHALLING; PAYMENTS SET ASIDE.  The Agent shall not be under
               -------------------------------
any obligation to marshall any assets in favor of the Company or any other person or against or in payment of any or all of the Indebtedness or the Guaranteed Indebtedness. To the extent that the Company makes a payment or payments to the Agent, or the Agent enforces its security interests, or the Agent exercises its rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law, including without limitation any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of any such restoration, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

          23.  ENTIRE AGREEMENT.  This Agreement (including the documents and
               ----------------
instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

          24.  CONTINUING VALIDITY OF GUARANTEED INDEBTEDNESS.  The agreements
               ----------------------------------------------
and obligations of the Company hereunder are continuing agreements and obligations, and are absolute and unconditional irrespective of the genuineness, validity or enforceability of any note or other instrument or instruments now or hereafter evidencing the Indebtedness or the Guaranteed Indebtedness or any part thereof or of the Credit Agreement, the Guaranty, this Agreement or other Loan Document or any other agreement or agreements now or hereafter entered into by the Agent for the benefit of the Banks or the Company pursuant to which the Indebtedness or the Guaranteed Indebtedness or any part thereof is issued or of any other circumstance which might otherwise constitute a legal or equitable discharge of such agreements and obligations; without limitation upon the foregoing, such agreements and obligations shall continue in full force and effect as long as the Indebtedness or the Guaranteed Indebtedness or any part thereof remains outstanding and unpaid and shall remain in full force and effect without regard to and shall not be released, discharged or in any way affected by (i) any renewal, refinancing or refunding of the Indebtedness or the Guaranteed Indebtedness in whole or in part, (ii) any extension of the time of any payment due under any note or instrument or instruments now or hereafter evidencing the Indebtedness or the Guaranteed Indebtedness or any part thereof,
(iii) any compromise or settlement with respect to the Indebtedness or the Guaranteed Indebtedness or any part thereof, or any forbearance or indulgence extended to the Company, (iv) any amendment to or modification of the terms of any instrument or instruments now or hereafter evidencing the Indebtedness or the Guaranteed Indebtedness or any part thereof or any other agreement or agreements now or hereafter entered into by the Agent and the Company pursuant to which the Indebtedness or the Guaranteed Indebtedness or any part thereof is issued or secured, (v) any substitution, exchange or release of, or failure to preserve, perfect or protect, or other dealing in respect of, any property or any security for the payment of the Indebtedness or the Guaranteed Indebtedness or any part thereof, (vi) any bankruptcy, insolvency, arrangement, composition, assignment for the benefit of creditors or similar proceeding commenced by or against the Company, or (vii) any other matter or thing whatsoever whereby the agreements and obligations of the Company hereunder or under the Credit Agreement or any other Loan Document would or might otherwise be released or discharged.

          25.  DEFEASANCE.  This Agreement shall terminate and be of no further
               ----------
force and effect, and the Agent shall return to the Company any Collateral in the Agent's possession, upon satisfaction in full of the Indebtedness and the Guaranteed Indebtedness, the expiration of

                                     -9-0
the Letters of Credit without a draw having been made, and the termination of the Banks' commitment to lend. Notwithstanding the foregoing provisions of this
Section 25, the indemnity agreement contained in Section 21 of this Agreement shall survive the termination of this Agreement.

          26.  COUNTERPARTS.  This Agreement may be executed in any number of
               ------------
counterparts and by different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument.

          27.  CONSTRUCTION.  Unless the context of this Agreement otherwise
               ------------
clearly requires, references to the plural include the singular, the singular the plural and the part the whole and "or" has the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereunder" and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. The section and other headings contained in this Agreement are for reference purposes only and shall not control or affect the construction of this Agreement or the interpretation thereof in any respect. Section and subsection references are references to this Agreement unless otherwise specified.

          28.  WAIVER OF RIGHT TO TRIAL BY JURY AND CONSEQUENTIAL DAMAGES.
               ----------------------------------------------------------

          THE COMPANY HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (I) ARISING UNDER THIS AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT ATTACHED HERETO, REFERRED TO HEREIN OR DELIVERED IN CONNECTION HEREWITH, OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE COMPANY WITH RESPECT TO THIS AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT ATTACHED HERETO, REFERRED TO HEREIN OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND THE COMPANY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY OFFICIAL BODY AS WRITTEN EVIDENCE OF THE CONSENT OF THE COMPANY HERETO TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY. NEITHER THE AGENT NOR THE BANKS NOR ANY AGENT OR ATTORNEY OF THE AGENT OR THE BANKS SHALL BE LIABLE TO THE COMPANY FOR CONSEQUENTIAL DAMAGES ARISING FROM ANY BREACH OF CONTRACT, TORT OR OTHER WRONG RELATING TO THE ESTABLISHMENT, ADMINISTRATION OR COLLECTION OF THE OBLIGATIONS RELATING IN ANY WAY TO THIS AGREEMENT OR THE ACTION OR INACTION OF THE COMPANY HEREUNDER.

          29.  BREACH OF COVENANT.  The Company acknowledges and agrees that the
               ------------------
failure to perform or observe any covenants set forth in this Agreement shall constitute a breach of this Agreement and may give rise to an Event of Default notwithstanding the fact that the failure to perform or observe such covenant may be attributable to the requirements of any Official Body.

          WITNESS the due execution hereof as a document under seal, as of the date first written above.

ATTEST:                             OPTION CARE, INC.,
                                    a Delaware corporation



/s/ Pam Colin                       By: /s/ J. Jeffrey Fox
-------------------------              ------------------------------
Name: Pam Colin                     Name:____________________________
     --------------------           Title:      CFO
                                          ---------------------------


                                    PNC BANK, NATIONAL
                                    ASSOCIATION, AS AGENT



                                    By: ___________________________
                                    Name: _________________________
                                    Title: __________________________

                               PLEDGE AGREEMENT

                                  SCHEDULE A

                      AUTHORIZED AND ISSUED CAPITAL STOCK
                                  PLEDGED BY

                               OPTION CARE, INC.
                            a Delaware corporation

________________________________________________________________________________

                  See Schedule 5.1.3 of the Credit Agreement
            regarding authorized and issued shares of capital stock

                               PLEDGE AGREEMENT

                                  SCHEDULE 6

                    SHAREHOLDER AND PARTNERSHIP AGREEMENTS
                     WITH RESPECT TO THE PLEDGED SHARES OF

                               OPTION CARE, INC.
                            a Delaware corporation

________________________________________________________________________________

                  See Schedule 5.1.17 of the Credit Agreement
               regarding shareholder and partnership agreements

                               PLEDGE AGREEMENT

          THIS PLEDGE AGREEMENT (this "AGREEMENT") is entered into this 23rd day of December, 1996, by and between OPTION CARE ENTERPRISES, INC., a California corporation (the "COMPANY"), and PNC BANK, NATIONAL ASSOCIATION, as agent for the Banks (the "AGENT"), with an address at One PNC Plaza, 249 5th Avenue, Pittsburgh, Pennsylvania 15222-2709.

          WHEREAS, the Company, Option Care, Inc., the Subsidiaries of Option Care, Inc., the Agent and the Banks have entered into that certain Credit Agreement, dated as of even date herewith (as the same may be amended, restated or otherwise modified from time to time, the "CREDIT AGREEMENT"), pursuant to which the Banks have agreed to extend to the Borrowers, upon the terms and subject to the conditions set forth therein, a revolving credit facility in an aggregate principal amount not to exceed $30,000,000.

          WHEREAS, the Company has executed a Guaranty and Suretyship Agreement of even date herewith (the "GUARANTY") guarantying the obligations of Option Care, Inc. and its subsidiaries under the Credit Agreement;

          WHEREAS, in order to induce the Agent and the Banks to enter into the Credit Agreement, the Company has agreed to enter into this Agreement for the purpose of granting to the Agent, for the benefit of the Banks, first priority perfected lien on 100 percent of the shares of common stock of PharmaCare of Southwest Florida, Inc., a first priority perfected lien on 100 percent of the shares of common stock of Pharmacy I.V. Associates, Inc., a first priority perfected lien on 100 percent of the shares of common stock of Home Care of Columbia, Inc., a first priority perfected lien on 80 percent of the shares of common stock of Young's I.V. Therapy, Inc., a first priority perfected lien on 100 percent of the shares of common stock of Home Infusion Therapy of Bullhead City, Inc., a first priority perfected lien on 100 percent of the shares of common stock of Whatcom Pharmaceutical Services, Inc., a first priority perfected lien on 100 percent of the shares of common stock of Option Care Hospice, Inc., a first priority perfected lien on 100 percent of the shares of common stock of a Option Care Home Health, Inc., and the shares of any Borrower who joins the Credit Agreement after the date of this Agreement (collectively, the "PLEDGED SHARES"), described in further detail on Schedule A attached hereto.

          NOW, THEREFORE, in consideration of the Obligation (as that term is defined in the Credit Agreement) and the Guaranteed Indebtedness (as that term is defined in the Guaranty) and other good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce the Agent and the Banks to enter into the Credit Agreement, the parties hereto, intending to be legally bound, agree as follows:

          1.  CERTAIN DEFINITIONS.  Capitalized words and terms not otherwise
              -------------------
defined herein which are defined in the Credit Agreement have the meanings ascribed to such words and terms in the Credit Agreement. In addition to other words and terms defined elsewhere in this Agreement, words and terms which are defined in the Uniform Commercial Code are used herein as defined in the Uniform Commercial Code except where the context otherwise requires, and the following words and terms shall have the following meanings, respectively:

          (a) "COLLATERAL" means (i) the Pledged Shares and all rights and privileges pertaining thereto, including, without limitation, the shares of capital stock, all securities and additional securities receivable in respect of or in exchange for such shares or such securities, all rights to subscribe for securities incident to or arising from ownership of such shares or such securities, all cash, stock and other dividends or distributions paid or payable on such shares or such securities, and all books and records pertaining to the foregoing, (ii) all proceeds from sales, transfers or other dispositions, and
(iii) whatever is received when any of the foregoing is sold, exchanged or otherwise disposed of, including any proceeds.

          (b) "PRIOR SECURITY INTEREST" means an enforceable, perfected security interest under the Uniform Commercial Code which is prior to all Liens, except Liens for taxes not yet due and payable to the extent given priority by statute and Permitted Liens.

          2.   GRANT OF SECURITY INTEREST.  As security for the due and punctual
               --------------------------
payment and performance of the Indebtedness and the Guaranteed Indebtedness in accordance with the respective terms thereof, the Company, as debtor, hereby delivers, pledges and grants to the Agent, as secured party, for the benefit of the Banks, a security interest under the Uniform Commercial Code in and to any and all of the Collateral.

          3.   STOCK CERTIFICATES AND STOCK POWERS.  Upon the execution and
               -----------------------------------
delivery of this Agreement, the Company has caused to be delivered to and deposited with the Agent or its nominee or nominees, in pledge, stock certificates and any other instruments evidencing the Collateral, together with undated stock powers signed in blank by the Company.

          4.   VOTING RIGHTS.  Notwithstanding the security interest in the
               -------------
Collateral granted to and created in favor of the Agent for the benefit of the Banks, the Company shall have the right, until the Agent forecloses upon the Collateral, to exercise all voting and other shareholders' rights with respect to the Collateral, subject to Section 5 hereof.

          5.   RIGHTS OF AGENT TO COLLATERAL.  The Agent may at its option and
               -----------------------------
at any time and from time to time (except as provided in subsections (c) and (d)), without notice to or consent of the Company, whether or not an Event of Default (as hereinafter defined) has occurred or exists, do any or all of the following:

          (a) Take such action as the Agent deems appropriate to maintain, protect and insure the Collateral, to attach, perfect, continue, preserve and protect the Agent's Prior Security Interest in the Collateral, to perform, keep, observe and render true and correct any and all covenants, agreements, representations and warranties of the Company hereunder, and to add all liabilities, obligations, costs and expenses incurred in connection with the foregoing to the Secured Obligations;

          (b)  Verify the status of the Collateral;

          (c) After an Event of Default has occurred and is continuing, cause to be opened and maintained an interest bearing deposit account ("CASH COLLATERAL ACCOUNT") and deposit, and require the Company to deposit, therein all cash proceeds of the Collateral and cash dividends received in respect of the Collateral. The Agent shall have sole dominion and control over all items and funds in the Cash Collateral Account and such items and funds may be withdrawn only by the Agent, it being the intention of the parties hereto that the Company shall have no control over or withdrawal rights in respect of the Cash Collateral Account. The Agent, upon the vote of all the Banks and upon the written request by the Company to the Agent, may release to the Company at any time after 2:00 o'clock p.m., Pittsburgh time on the first business day following the date of such vote and request, all or any part of the collected funds deposited in the Cash Collateral Account for application to the outstanding principal balance of the Indebtedness and the Guaranteed Indebtedness. Notwithstanding any such request, the Agent shall have the right at any time and from time to time to apply all or any part of the collected funds on deposit in the Cash Collateral Account to the payment of the Indebtedness and the Guaranteed Indebtedness in order of application as set forth in Section 11 hereof, whether on account of principal or interest or otherwise as the Agent in its discretion may elect, until the Secured Obligations are fully paid; and

          (d) After an Event of Default has occurred and is continuing, have any part or all of the Collateral registered in the name of the Agent or that of its nominee, and the Company covenants that, upon the Agent's request, the Company will cause the issuer, transfer agent or registrar of such Collateral to effect such registration.

The Agent may by written notice to the Company relinquish, either partially or completely in accordance with any terms or conditions the Agent may set forth in such notice, any or all rights the Agent may acquire pursuant hereto; provided,
                                                                      --------
however, that the powers conferred on the Agent for the benefit of the Banks by
-------
this Section 5 are solely to protect the interests of the Agent for the benefit of the Banks in the Collateral and shall not impose on the Agent any duty to exercise such powers.

          6.   REPRESENTATIONS AND WARRANTIES.
               ------------------------------

          (a) The Company has and will have at all times good and marketable title to the Collateral, free and clear of all liens, except for Permitted Liens, and will defend such title against the claims and demands of all persons whomsoever, except liens in favor of the Agent. The Company assumes full responsibility for taking any and all steps to preserve rights with respect to the Collateral against all prior parties.

          (b) The Pledged Shares and any other shares of capital stock included in the Collateral have been duly authorized and validly issued, are fully paid and nonassessable and are owned beneficially and of record by the Company. With the exception of the shares of Young's

I.V. Therapy, Inc. which constitute 80% of the issued and outstanding capital stock thereof, the Pledged Shares constitute all of the issued and outstanding capital stock of the issuer thereof; provided, if the Pledged Shares include
                                     --------
shares acquired after the date of this Agreement pursuant to Permitted Business Combinations, the shares may not constitute 100% of the outstanding capital stock of the issuer thereof.

          (c) Except as disclosed on Schedule 6, there are no shareholder, partnership or other agreements or understandings with respect to the Pledged Shares or any other securities included in the Collateral; provided, if the
                                                           --------
Pledged Shares include shares acquired after the date of this Agreement pursuant to Permitted Business Combinations, the Company may ask the Agent to accept additional agreements or understandings. The Agent, after consulting with the Banks, will not withhold its consent unreasonably.

          (d) Except as disclosed on Schedule 6 and except to the extent contained in Agreements consented to by the Banks pursuant to Section 6(c), the Pledged Shares and any other securities included in the Collateral are free and clear of any lien, option or right of others or restriction on transfer except for the security interest granted to and created in favor of the Agent for the benefit of the Banks hereunder and except to the extent that the transfer by the Agent of such Collateral may be restricted by the Federal Securities Act of 1933, as amended, and applicable state securities laws.

          (e) The Company will not take any action, or vote or omit to vote the Pledged Shares or any other securities included in the Collateral in a manner which would permit the issuer thereof to take or omit to take any action, the taking or the omission of which might result in an alteration or impairment of the Collateral or of this Agreement;

          (f) The Company will not vote or omit to vote the Pledged Shares or any other securities included in the Collateral in a manner inconsistent with
Section 7.2.14 of the Credit Agreement.

          (g) There are no actions, suits, proceedings or investigations pending or, to the knowledge of the Company, threatened which affect the Collateral.

          (h) The security interest granted to the Agent for the benefit of the Banks pursuant to this Agreement constitutes and will continue to constitute a Prior Security Interest under the Uniform Commercial Code as in effect in each applicable jurisdiction or other applicable law, entitled to all the rights, benefits and priorities provided by the Uniform Commercial Code or such law. Upon the taking possession of the stock certificates or other certificates evidencing all or part of the Collateral, all such action as is necessary or advisable to establish such rights of the Agent will have been taken, and there will be upon execution and delivery of this Agreement and such taking of possession, no necessity for any further action in order to preserve, protect and continue such rights. All expenses in connection with such action has been or will be paid by the Company.

          7.   TAXES AND CHARGES.  The Company will pay and discharge all taxes,
               -----------------
levies and other impositions levied on any portion of the Collateral (except to the extent only that such taxes, levies and other impositions shall not then be due or shall be contested in good faith by appropriate proceedings diligently conducted, provided that such reserves and other provisions as may be required by GAAP have been duly made and recorded). If the Company shall fail to do so, the Agent may (but shall not be obligated to) pay such taxes, levies or impositions for the account of the Company and may add the amount thereof to the Indebtedness and the Guaranteed Indebtedness.

          8.   PRESERVATION AND PROTECTION OF SECURITY INTEREST.  The Company
               ------------------------------------------------
will faithfully preserve and protect the Agent's security interest in the Collateral as a Prior Security Interest and will, at its own cost and expense, cause such security interest in the Collateral to be perfected and continue perfected so long as the Indebtedness and the Guaranteed Indebtedness or any portion thereof are outstanding and unpaid. For such purposes the Company will from time to time at the request of the Agent (a) turn over physical possession to the Agent for the benefit of the Banks of all Collateral which requires the Agent to have possession thereof in order to perfect the Agent's security interest therein for the benefit of the Banks and (b) file or record, or cause to be filed or recorded, such instruments, documents and notices, including without limitation financing statements and continuation statements, all as the Agent may deem necessary or advisable from time to time in order to perfect and continue perfected said security interests as Prior Security Interests.

          The Company will do all such other acts and things and will execute and deliver all such other instruments and documents, including without limitation further security agreements, pledges, endorsements, assignments and notices, as the Agent may deem necessary or advisable from time to time in order to perfect and preserve the priority of said security interest as a Prior Security Interest in the Collateral. The Agent, and its officers, employees and authorized agents, or any of them, are hereby irrevocably appointed the attorneys-in-fact of the Company (without requiring any of them to act as such), such appointment being coupled with an interest, to do, at the Company's expense, all acts and things which the Agent may deem necessary or advisable to preserve, perfect and continue perfected the Agent's security interest in the Collateral as a Prior Security Interest, including without limitation the signing of financing, continuation or other similar statements and notices on behalf of the Company. In addition to the foregoing but not in limitation thereof, the Company agrees that a carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement and may be filed in any appropriate office in lieu thereof.

          The Agent shall be deemed to have exercised reasonable care in the preservation and custody of such of the Collateral as may be in the Agent's possession if the Agent takes such action for that purpose as the Company shall request in writing, provided that such requested action shall not in the exclusive judgment of the Agent impair the Agent's Prior Security Interest in such Collateral or its rights in or the value of such Collateral, and provided further that such written request is received by the Agent in sufficient time to permit the Agent to take the requested action.

          9.   EVENTS OF DEFAULT.  The Company shall, at the option of the
               -----------------
Agent, be in default under this Agreement upon the happening of any of the following events or conditions (each, an "EVENT OF DEFAULT"):

          (a) an Event of Default as defined in the Credit Agreement or any other Loan Document;

          (b) the failure of the Agent to have a Prior Security Interest in any portion of the Collateral; or

          (c) any indication or evidence received by the Agent that the Company may have directly or indirectly been engaged in any type of activity which, in the Agent's discretion, might result in the forfeiture of any property of the Company to any governmental entity, federal, state or local.

          10.  REMEDIES ON DEFAULT.  If any one or more of the Events of Default
               -------------------
shall occur and be continuing or exist, the Agent for the benefit of the Banks shall have the immediate right to take control of all or any part of the Collateral and the proceeds thereof, with or without judicial process, and, without demand of performance or notice (and if notice is required by Law, after ten (10) days' prior written notice, which the Company agrees is a reasonable time and manner for notice), or demand whosoever to the Company, all of which are hereby expressly waived, and without advertisement, may proceed to exercise one or more of the rights and remedies accorded a secured party by the Uniform Commercial Code and otherwise by Law or by the terms of the Credit Agreement or this Agreement or any other Loan Document.

          The Agent's rights and remedies shall include without limitation the power for the benefit of the Banks to (i) transfer into the Agent's name or into the name of its nominee or nominees all or any portion of the Pledged Shares or other securities constituting part or all of the Collateral and thereafter receive directly all cash and other dividends, distributions and payments made on account of said stock or securities, vote the same, give all consents, waivers and ratifications in respect thereof, and otherwise act with respect thereto as though it were the absolute owner thereof, and (ii) sell all or any portion of the Collateral at public or private sale at such place and time and on such terms as the Agent may see fit.

          The Company recognizes that the Agent may be compelled to resort to one or more private sales of any of the Pledged Shares or other securities constituting part or all of the Collateral to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Company acknowledges and agrees that any such private sale (such sale or any public sale to be conducted in a commercially reasonable manner) may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not, for such reason alone, be deemed to have been made in a commercially unreasonable manner. The Agent shall not be under any obligation to delay a sale of any such shares or securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Federal Securities Act of 1933, as amended, or under applicable state securities Laws, even if the issuer would agree to do so. At any sale or other disposition, the Agent may, to the extent permissible under applicable Laws, purchase all any part of the Collateral, free from any right of redemption on the part of the Company, which right is hereby waived and released.

          11.  APPLICATION OF PROCEEDS.  Any Collateral or proceeds of the
               -----------------------
Collateral held or realized upon at any time by the Agent or any of the Banks and any debt (including all deposit accounts) in which the Agent or any of the Banks has been granted a security interest pursuant to any of the Loan Documents and which has been set off or applied by the Agent pursuant to any such Loan Document, shall be applied in satisfaction of the Indebtedness and the Guaranteed Indebtedness, in such order of application as the Agent shall determine in its discretion if there has been an Event of Default and, if there has not been an Event of Default, as determined by the Borrower and the Agent, until the Indebtedness and the Guaranteed Indebtedness are fully paid, and thereafter any balance shall be distributed as required by applicable Law. If the proceeds of the Collateral together with the proceeds of any other collateral granted to the Agent by the Company for the benefit of the Banks, and of any sales or dispositions thereof, shall be insufficient to pay the amounts secured hereby, the Company shall be liable for the deficiency.

          12.  CHANGES IN WRITING.  No modification, amendment or waiver of any
               ------------------
provision of this Agreement nor consent to any departure by the Company therefrom, will in any event be effective unless the same is in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

          13.  PRESERVATION OF RIGHTS.  No delay or omission on the part of the
               ----------------------
Agent to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power or any acquiescence therein, nor will the action or inaction of the Agent impair any right or power arising hereunder. The Agent's rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which the Agent otherwise would have, whether under the Credit Agreement or any other Loan Document, the Uniform Commercial Code, applicable Law or otherwise.

          14.  TAXES.  The Company agrees to pay upon demand any and all stamp,
               -----
document, transfer or recording taxes, and similar impositions payable or hereafter determined to be payable in connection with this Agreement and agrees to save the Agent and the Banks harmless from and against any and all present or future claims or liabilities with respect to, or resulting from any delay in paying or omission to pay, any such taxes or similar impositions.

          15.  PAYMENT OF EXPENSES.  At its option, the Agent may discharge
               -------------------
taxes, liens, security interests or such other encumbrances as may attach to the Collateral, may pay for required insurance on the Collateral and may pay for the maintenance, appraisal or reappraisal, and preservation of the Collateral, as determined by the Agent to be necessary. The Company will reimburse the Agent on demand for any payment so made or any expense incurred by the Agent pursuant to the foregoing authorization, and the Collateral also will secure any advances or payments so made or expenses so incurred by the Agent.

          16.  NOTICES.  All notices, demands, requests, consents, approvals and
               -------
other communications required or permitted hereunder must be in writing and will be effective if made in conformity with Section 10.6 of the Credit Agreement.

          17.  SURVIVAL.  All representations, warranties, covenants and
               --------
agreements of the Company contained herein or made in connection herewith shall survive the execution and delivery of this Agreement and shall continue in full force and effect so long as any of the Credit Agreement and the other Loan Documents is in effect, or any Indebtedness or the Guaranteed Indebtedness is outstanding and until payment in full of all Indebtedness and the Guaranteed Indebtedness hereunder and under the Credit Agreement and the other Loan Documents. The indemnity agreement contained in Section 21 of this Agreement shall survive the termination of this Agreement.

          18.  GOVERNING LAW; VENUE.  The Uniform Commercial Code shall govern
               --------------------
the attachment, perfection and the effect of attachment and perfection of the Agent's security interest in the Collateral, and the rights, duties and obligations of the Agent and the Company with respect thereto. Except as provided by the immediately preceding sentence, this Agreement shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and the execution and delivery thereof and the terms and provisions shall be governed by and construed in accordance with the laws of said Commonwealth. The Company irrevocably consents to the nonexclusive jurisdiction of the Court of Common Pleas of Allegheny County and the United States District Court for the Western District of Pennsylvania, and waives personal service of any and all process upon it and consents that all such service of process be made by certified or registered mail directed to it at the address provided for in the Guaranty and service so made shall be deemed to be completed upon actual receipt thereof.
The Company waives any objection to jurisdiction and venue of any action instituted against it as provided herein and agrees not to assert any defense based on lack of jurisdiction or venue.

          19.  SUCCESSORS AND ASSIGNS.  This Agreement will be binding upon and
               ----------------------
inure to the benefit of the Company and the Agent for the benefit of the Banks and their respective heirs, executors, administrators, successors and assigns; provided, however, that the Company may not assign this Agreement in whole or in
--------  -------
part without the prior written consent of the Agent, and the Agent at any time may assign this Agreement in whole or in part.

          20.  SEVERABILITY.  If any term, provision, or restriction of this
               ------------
Agreement is held to be invalid, void or unenforceable in any way in any jurisdiction, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect in such jurisdiction and shall in no way be affected, impaired or invalidated, and such invalidity, voidness or unenforceability shall not affect the validity and enforceability of such provision, covenant, or restriction in any other jurisdiction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

          21.  INDEMNITY.  The Company agrees to indemnify each of the Agent and
               ---------
the Banks, their directors, officers and employees and each legal entity, if any, who controls the Agent or the Banks (the "INDEMNIFIED PARTIES") and to hold each Indemnified Party harmless from and against any and all claims, damages, losses, liabilities and expenses (including, without limitation, all fees of counsel with whom any Indemnified Party may consult and all expenses of litigation or preparation therefor) which any Indemnified Party may incur or which may be asserted against any Indemnified Party as a result of the execution of or performance under this Agreement; provided, however, that the foregoing
                                        --------  -------
indemnity agreement shall not apply to claims, damages, losses, liabilities and expenses attributable to an Indemnified Party's gross negligence or willful misconduct. The indemnity agreement contained in this Section shall survive the termination of this Agreement. The Company may participate at its expense in the defense of any such claim.

          22.  MARSHALLING; PAYMENTS SET ASIDE.  The Agent shall not be under
               -------------------------------
any obligation to marshall any assets in favor of the Company or any other person or against or in payment of any or all of the Indebtedness or the Guaranteed Indebtedness. To the extent that the Company makes a payment or payments to the Agent, or the Agent enforces its security interests, or the Agent exercises its rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law, including without limitation any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of any such restoration, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

          23.  ENTIRE AGREEMENT.  This Agreement (including the documents and
               ----------------
instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

          24.  CONTINUING VALIDITY OF GUARANTEED INDEBTEDNESS.  The agreements
               ----------------------------------------------
and obligations of the Company hereunder are continuing agreements and obligations, and are absolute and unconditional irrespective of the genuineness, validity or enforceability of any note or other instrument or instruments now or hereafter evidencing the Indebtedness or the Guaranteed Indebtedness or any part thereof or of the Credit Agreement, the Guaranty, this Agreement or other Loan Document or any other agreement or agreements now or hereafter entered into by the Agent for the benefit of the Banks or the Company pursuant to which the Indebtedness or the Guaranteed Indebtedness or any part thereof is issued or of any other circumstance which might otherwise constitute a legal or equitable discharge of such agreements and obligations; without limitation upon the foregoing, such agreements and obligations shall continue in full force and effect as long as the Indebtedness or the Guaranteed Indebtedness or any part thereof remains outstanding and unpaid and shall remain in full force and effect without regard to and shall not be released, discharged or in any way affected by (i) any renewal, refinancing or refunding of the Indebtedness or the Guaranteed Indebtedness in whole or in part, (ii) any extension of the time of any payment due under any note or instrument or instruments now or hereafter evidencing the Indebtedness or the Guaranteed Indebtedness or any part thereof,
(iii) any compromise or settlement with respect to the Indebtedness or the Guaranteed Indebtedness or any part thereof, or any forbearance or indulgence extended to the Company, (iv) any amendment to or modification of the terms of any instrument or instruments now or hereafter evidencing the Indebtedness or the Guaranteed Indebtedness or any part thereof or any other agreement or agreements now or hereafter entered into by the Agent and the Company pursuant to which the Indebtedness or the Guaranteed Indebtedness or any part thereof is issued or secured, (v) any substitution, exchange or release of, or failure to preserve, perfect or protect, or other dealing in respect of, any property or any security for the payment of the Indebtedness or the Guaranteed Indebtedness or any part thereof, (vi) any bankruptcy, insolvency, arrangement, composition, assignment for the benefit of creditors or similar proceeding commenced by or against the Company, or (vii) any other matter or thing whatsoever whereby the agreements and obligations of the Company hereunder or under the Credit Agreement or any other Loan Document would or might otherwise be released or discharged.

          25.  DEFEASANCE.  This Agreement shall terminate and be of no further
               ----------
force and effect, and the Agent shall return to the Company any Collateral in the Agent's possession, upon satisfaction in full of the Indebtedness and the Guaranteed Indebtedness, the expiration of the Letters of Credit without a draw having been made, and the termination of the Banks' commitment to lend. Notwithstanding the foregoing provisions of this Section 25, the indemnity agreement contained in Section 21 of this Agreement shall survive the termination of this Agreement.

          26.  COUNTERPARTS.  This Agreement may be executed in any number of
               ------------
counterparts and by different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument.

          27.  CONSTRUCTION.  Unless the context of this Agreement otherwise
               ------------
clearly requires, references to the plural include the singular, the singular the plural and the part the whole and "or" has the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereunder" and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. The section and other headings contained in this Agreement are for reference purposes only and shall not control or affect the construction of this Agreement or the interpretation thereof in any respect. Section and subsection references are references to this Agreement unless otherwise specified.

          28.  WAIVER OF RIGHT TO TRIAL BY JURY AND CONSEQUENTIAL DAMAGES.
               ----------------------------------------------------------

          THE COMPANY HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (I) ARISING UNDER THIS AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT ATTACHED HERETO, REFERRED TO HEREIN OR DELIVERED IN CONNECTION HEREWITH, OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE COMPANY WITH RESPECT TO THIS AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT ATTACHED HERETO, REFERRED TO HEREIN OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND THE COMPANY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY OFFICIAL BODY AS WRITTEN EVIDENCE OF THE CONSENT OF THE COMPANY HERETO TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY. NEITHER THE AGENT NOR THE

BANKS NOR ANY AGENT OR ATTORNEY OF THE AGENT OR THE BANKS SHALL BE LIABLE TO THE COMPANY FOR CONSEQUENTIAL DAMAGES ARISING FROM ANY BREACH OF CONTRACT, TORT OR OTHER WRONG RELATING TO THE ESTABLISHMENT, ADMINISTRATION OR COLLECTION OF THE OBLIGATIONS RELATING IN ANY WAY TO THIS AGREEMENT OR THE ACTION OR INACTION OF THE COMPANY HEREUNDER.

          29.  BREACH OF COVENANT.  The Company acknowledges and agrees that the
               ------------------
failure to perform or observe any covenants set forth in this Agreement shall constitute a breach of this Agreement and may give rise to an Event of Default notwithstanding the fact that the failure to perform or observe such covenant may be attributable to the requirements of any Official Body.

          WITNESS the due execution hereof as a document under seal, as of the date first written above.

ATTEST:                             OPTION CARE ENTERPRISES, INC.


By:/s/ Pam Colin                    By:/s/ J. Jeffrey Fox
   -----------------------             -------------------------

Name: Pam Colin                     Name: J. Jeffrey Fox
     ---------------------               -----------------------
                                    Title:     CFO
                                          ----------------------


                                    PNC BANK, NATIONAL
                                    ASSOCIATION, AS AGENT



                                    By: ___________________________
                                    Name: _________________________
                                    Title: __________________________

                               PLEDGE AGREEMENT

                                  SCHEDULE A

                      AUTHORIZED AND ISSUED CAPITAL STOCK
                                  PLEDGED BY

                         OPTION CARE ENTERPRISES, INC.
                           a California corporation

________________________________________________________________________________

                  See Schedule 5.1.3 of the Credit Agreement
            regarding authorized and issued shares of capital stock

                               PLEDGE AGREEMENT

                                  SCHEDULE 6

                    SHAREHOLDER AND PARTNERSHIP AGREEMENTS
                     WITH RESPECT TO THE PLEDGED SHARES OF

                         OPTION CARE ENTERPRISES, INC.
                           a California corporation

________________________________________________________________________________

                  See Schedule 5.1.17 of the Credit Agreement
               regarding shareholder and partnership agreements

                               PLEDGE AGREEMENT

          THIS PLEDGE AGREEMENT (this "AGREEMENT") is entered into this 23rd day of December, 1996, by and between REHAB OPTIONS, INC., a Missouri corporation (the "COMPANY"), and PNC BANK, NATIONAL ASSOCIATION, as agent for the Banks (the "AGENT"), with an address at One PNC Plaza, 249 5th Avenue, Pittsburgh, Pennsylvania 15222-2709.

          WHEREAS, Option Care, Inc., the Subsidiaries of Option Care, Inc., the Agent and the Banks have entered into that certain Credit Agreement, dated as of even date herewith (as the same may be amended, restated or otherwise modified from time to time, the "CREDIT AGREEMENT"), pursuant to which the Banks have agreed to extend to the Borrowers, upon the terms and subject to the conditions set forth therein, a revolving credit facility in an aggregate principal amount not to exceed $30,000,000.

          WHEREAS, one of the Borrowers under the Credit Agreement is Infusion Therapy of Ontario, Inc., a wholly owned subsidiary of the Company.

          WHEREAS, the Company is directly and indirectly benefitted by the extension of credit to its subsidiary pursuant to the Credit Agreement.

          WHEREAS, in order to induce the Agent and the Banks to enter into the Credit Agreement, the Company has agreed to enter into this Agreement for the purpose of granting to the Agent, for the benefit of the Banks, a first priority perfected lien on 100 percent of the shares of common stock of Infusion Therapy of Ontario, Inc. and the shares of any Borrower who joins the Credit Agreement after the date of this Agreement (collectively, the "PLEDGED SHARES"), described in further detail on Schedule A attached hereto.

          NOW, THEREFORE, in consideration of the Obligation (as that term is defined in the Credit Agreement) and the Guaranteed Indebtedness (as that term is defined in the Guaranty) and other good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce the Agent and the Banks to enter into the Credit Agreement, the parties hereto, intending to be legally bound, agree as follows:

          1.   CERTAIN DEFINITIONS.  Capitalized words and terms not otherwise
               -------------------
defined herein which are defined in the Credit Agreement have the meanings ascribed to such words and terms in the Credit Agreement. In addition to other words and terms defined elsewhere in this Agreement, words and terms which are defined in the Uniform Commercial Code are used herein as defined in the Uniform Commercial Code except where the context otherwise requires, and the following words and terms shall have the following meanings, respectively:

          (a) "COLLATERAL" means (i) the Pledged Shares and all rights and privileges pertaining thereto, including, without limitation, the shares of capital stock, all securities and additional securities receivable in respect of or in exchange for such shares or such securities, all rights to subscribe for securities incident to or arising from ownership of such shares or such securities, all cash, stock and other dividends or distributions paid or payable on such shares or such securities, and all books and records pertaining to the foregoing, (ii) all proceeds from sales, transfers or other dispositions, and
(iii) whatever is received when any of the foregoing is sold, exchanged or otherwise disposed of, including any proceeds.

          (b) "PRIOR SECURITY INTEREST" means an enforceable, perfected security interest under the Uniform Commercial Code which is prior to all Liens, except Liens for taxes not yet due and payable to the extent given priority by statute and Permitted Liens.

          2.   GRANT OF SECURITY INTEREST.  As security for the due and punctual
               --------------------------
payment and performance of the Indebtedness and the Guaranteed Indebtedness in accordance with the respective terms thereof, the Company hereby delivers, pledges and grants to the Agent, as secured party, for the benefit of the Banks, a security interest under the Uniform Commercial Code in and to any and all of the Collateral.

          3.   STOCK CERTIFICATES AND STOCK POWERS.  Upon the execution and
               -----------------------------------
delivery of this Agreement, the Company has caused to be delivered to and deposited with the Agent or its nominee or nominees, in pledge, stock certificates and any other instruments evidencing the Collateral, together with undated stock powers signed in blank by the Company.

          4.   VOTING RIGHTS.  Notwithstanding the security interest in the
               -------------
Collateral granted to and created in favor of the Agent for the benefit of the Banks, the Company shall have the right, until the Agent forecloses upon the Collateral, to exercise all voting and other shareholders' rights with respect to the Collateral, subject to Section 5 hereof.

          5.   RIGHTS OF AGENT TO COLLATERAL.  The Agent may at its option and
               -----------------------------
at any time and from time to time (except as provided in subsections (c) and (d)), without notice to or consent of the Company, whether or not an Event of Default (as hereinafter defined) has occurred or exists, do any or all of the following:

          (a) Take such action as the Agent deems appropriate to maintain, protect and insure the Collateral, to attach, perfect, continue, preserve and protect the Agent's Prior Security Interest in the Collateral, to perform, keep, observe and render true and correct any and all covenants, agreements, representations and warranties of the Company hereunder, and to add all liabilities, obligations, costs and expenses incurred in connection with the foregoing to the Secured Obligations;

          (b)  Verify the status of the Collateral;

          (c) After an Event of Default has occurred and is continuing, cause to be opened and maintained an interest bearing deposit account ("CASH COLLATERAL ACCOUNT") and deposit, and require the Company to deposit, therein all cash proceeds of the Collateral and cash dividends received in respect of the Collateral. The Agent shall have sole dominion and control over all items and funds in the Cash Collateral Account and such items and funds may be withdrawn only by the Agent, it being the intention of the parties hereto that the Company shall have no control over or withdrawal rights in respect of the Cash Collateral Account. The Agent, upon the vote of all the Banks and upon the written request by the Company to the Agent, may release to the Company at any time after 2:00 o'clock p.m., Pittsburgh time on the first business day following the date of such vote and request, all or any part of the collected funds deposited in the Cash Collateral Account for application to the outstanding principal balance of the Indebtedness and the Guaranteed Indebtedness. Notwithstanding any such request, the Agent shall have the right at any time and from time to time to apply all or any part of the collected funds on deposit in the Cash Collateral Account to the payment of the Indebtedness and the Guaranteed Indebtedness in order of application as set forth in Section 11 hereof, whether on account of principal or interest or otherwise as the Agent in its discretion may elect, until the Secured Obligations are fully paid; and

          (d) After an Event of Default has occurred and is continuing, have any part or all of the Collateral registered in the name of the Agent or that of its nominee, and the Company covenants that, upon the Agent's request, the Company will cause the issuer, transfer agent or registrar of such Collateral to effect such registration.

The Agent may by written notice to the Company relinquish, either partially or completely in accordance with any terms or conditions the Agent may set forth in such notice, any or all rights the Agent may acquire pursuant hereto; provided,
                                                                      --------
however, that the powers conferred on the Agent for the benefit of the Banks by
-------
this Section 5 are solely to protect the interests of the Agent for the benefit of the Banks in the Collateral and shall not impose on the Agent any duty to exercise such powers.

          6.   REPRESENTATIONS AND WARRANTIES.
               ------------------------------

          (a) The Company has and will have at all times good and marketable title to the Collateral, free and clear of all liens, except for Permitted Liens, and will defend such title against the claims and demands of all persons whomsoever, except liens in favor of the Agent. The Company assumes full responsibility for taking any and all steps to preserve rights with respect to the Collateral against all prior parties.

          (b) The Pledged Shares and any other shares of capital stock included in the Collateral have been duly authorized and validly issued, are fully paid and nonassessable and are owned beneficially and of record by the Company. The Pledged Shares constitute all of the issued and outstanding capital stock of the issuer thereof; provided, if the Pledged Shares include shares acquired after
                --------
the date of this Agreement pursuant to Permitted Business Combinations, the shares may not constitute 100% of the outstanding capital stock of the issuer thereof.

          (c) Except as disclosed on Schedule 6, there are no shareholder, partnership or other agreements or understandings with respect to the Pledged Shares or any other securities included in the Collateral; provided, if the
                                                           --------
Pledged Shares include shares acquired after the date of this Agreement pursuant to Permitted Business Combinations, the Company may ask the Agent to accept additional agreements or understandings. The Agent, after consulting with the Banks, will not withhold its consent unreasonably.

          (d) Except as disclosed on Schedule 6 and except to the extent contained in Agreements consented to by the Banks pursuant to Section 6(c), the Pledged Shares and any other securities included in the Collateral are free and clear of any lien, option or right of others or restriction on transfer except for the security interest granted to and created in favor of the Agent for the benefit of the Banks hereunder and except to the extent that the transfer by the Agent of such Collateral may be restricted by the Federal Securities Act of 1933, as amended, and applicable state securities laws.

          (e) The Company will not take any action, or vote or omit to vote the Pledged Shares or any other securities included in the Collateral in a manner which would permit the issuer thereof to take or omit to take any action, the taking or the omission of which might result in an alteration or impairment of the Collateral or of this Agreement;

          (f) The Company will not vote or omit to vote the Pledged Shares or any other securities included in the Collateral in a manner inconsistent with
Section 7.2.14 of the Credit Agreement.

          (g) There are no actions, suits, proceedings or investigations pending or, to the knowledge of the Company, threatened which affect the Collateral.

          (h) The security interest granted to the Agent for the benefit of the Banks pursuant to this Agreement constitutes and will continue to constitute a Prior Security Interest under the Uniform Commercial Code as in effect in each applicable jurisdiction or other applicable law, entitled to all the rights, benefits and priorities provided by the Uniform Commercial Code or such law. Upon the taking possession of the stock certificates or other certificates evidencing all or part of the Collateral, all such action as is necessary or advisable to establish such rights of the Agent will have been taken, and there will be upon execution and delivery of this Agreement and such taking of possession, no necessity for any further action in order to preserve, protect and continue such rights. All expenses in connection with such action has been or will be paid by the Company.

          7.   TAXES AND CHARGES.  The Company will pay and discharge all taxes,
               -----------------
levies and other impositions levied on any portion of the Collateral (except to the extent only that such taxes, levies and other impositions shall not then be due or shall be contested in good faith by appropriate proceedings diligently conducted, provided that such reserves and other provisions as may be required by GAAP have been duly made and recorded). If the Company shall fail to do so, the Agent may (but shall not be obligated to) pay such taxes, levies or impositions for the account of the Company and may add the amount thereof to the Indebtedness and the Guaranteed Indebtedness.

          8.   PRESERVATION AND PROTECTION OF SECURITY INTEREST.  The Company
               ------------------------------------------------
will faithfully preserve and protect the Agent's security interest in the Collateral as a Prior Security Interest and will, at its own cost and expense, cause such security interest in the Collateral to be perfected and continue perfected so long as the Indebtedness and the Guaranteed Indebtedness or any portion thereof are outstanding and unpaid. For such purposes the Company will from time to time at the request of the Agent (a) turn over physical possession to the Agent for the benefit of the Banks of all Collateral which requires the Agent to have possession thereof in order to perfect the Agent's security interest therein for the benefit of the Banks and (b) file or record, or cause to be filed or recorded, such instruments, documents and notices, including without limitation financing statements and continuation statements, all as the Agent may deem necessary or advisable from time to time in order to perfect and continue perfected said security interests as Prior Security Interests.

          The Company will do all such other acts and things and will execute and deliver all such other instruments and documents, including without limitation further security agreements, pledges, endorsements, assignments and notices, as the Agent may deem necessary or advisable from time to time in order to perfect and preserve the priority of said security interest as a Prior Security Interest in the Collateral. The Agent, and its officers, employees and authorized agents, or any of them, are hereby irrevocably appointed the attorneys-in-fact of the Company (without requiring any of them to act as such), such appointment being coupled with an interest, to do, at the Company's expense, all acts and things which the Agent may deem necessary or advisable to preserve, perfect and continue perfected the Agent's security interest in the Collateral as a Prior Security Interest, including without limitation the signing of financing, continuation or other similar statements and notices on behalf of the Company. In addition to the foregoing but not in limitation thereof, the Company agrees that a carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement and may be filed in any appropriate office in lieu thereof.

          The Agent shall be deemed to have exercised reasonable care in the preservation and custody of such of the Collateral as may be in the Agent's possession if the Agent takes such action for that purpose as the Company shall request in writing, provided that such requested action shall not in the exclusive judgment of the Agent impair the Agent's Prior Security Interest in such Collateral or its rights in or the value of such Collateral, and provided further that such written request is received by the Agent in sufficient time to permit the Agent to take the requested action.

          9.   EVENTS OF DEFAULT.  The Company shall, at the option of the
               -----------------
Agent, be in default under this Agreement upon the happening of any of the following events or conditions (each, an "EVENT OF DEFAULT"):

               (a) an Event of Default as defined in the Credit Agreement or any other Loan Document;

               (b) the failure of the Agent to have a Prior Security Interest in any portion of the Collateral; or

               (c) any indication or evidence received by the Agent that the Company may have directly or indirectly been engaged in any type of activity which, in the Agent's discretion, might result in the forfeiture of any property of the Company to any governmental entity, federal, state or local.

          10.  REMEDIES ON DEFAULT.  If any one or more of the Events of Default
               -------------------
shall occur and be continuing or exist, the Agent for the benefit of the Banks shall have the immediate right to take control of all or any part of the Collateral and the proceeds thereof, with or without judicial process, and, without demand of performance or notice (and if notice is required by Law, after ten (10) days' prior written notice, which the Company agrees is a reasonable time and manner for notice), or demand whosoever to the Company, all of which are hereby expressly waived, and without advertisement, may proceed to exercise one or more of the rights and remedies accorded a secured party by the Uniform Commercial Code and otherwise by Law or by the terms of the Credit Agreement or this Agreement or any other Loan Document.

          The Agent's rights and remedies shall include without limitation the power for the benefit of the Banks to (i) transfer into the Agent's name or into the name of its nominee or nominees all or any portion of the Pledged Shares or other securities constituting part or all of the Collateral and thereafter receive directly all cash and other dividends, distributions and payments made on account of said stock or securities, vote the same, give all consents, waivers and ratifications in respect thereof, and otherwise act with respect thereto as though it were the absolute owner thereof, and (ii) sell all or any portion of the Collateral at public or private sale at such place and time and on such terms as the Agent may see fit.

          The Company recognizes that the Agent may be compelled to resort to one or more private sales of any of the Pledged Shares or other securities constituting part or all of the Collateral to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Company acknowledges and agrees that any such private sale (such sale or any public sale to be conducted in a commercially reasonable manner) may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not, for such reason alone, be deemed to have been made in a commercially unreasonable manner. The Agent shall not be under any obligation to delay a sale of any such shares or securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Federal Securities Act of 1933, as amended, or under applicable state securities Laws, even if the issuer would agree to do so. At any sale or other disposition, the Agent may, to the extent permissible under applicable Laws, purchase all any part of the Collateral, free from any right of redemption on the part of the Company, which right is hereby waived and released.

          11.  APPLICATION OF PROCEEDS.  Any Collateral or proceeds of the
               -----------------------
Collateral held or realized upon at any time by the Agent or any of the Banks and any debt (including all deposit accounts) in which the Agent or any of the Banks has been granted a security interest pursuant to any of the Loan Documents and which has been set off or applied by the Agent pursuant to any such Loan Document, shall be applied in satisfaction of the Indebtedness and the Guaranteed Indebtedness, in such order of application as the Agent shall determine in its discretion if there has been an Event of Default and, if there has not been an Event of Default, as determined by the Borrower and the Agent, until the Indebtedness and the Guaranteed Indebtedness are fully paid, and thereafter any balance shall be distributed as required by applicable Law. If the proceeds of the Collateral together with the proceeds of any other collateral granted to the Agent by the Company for the benefit of the Banks, and of any sales or dispositions thereof, shall be insufficient to pay the amounts secured hereby, the Company shall be liable for the deficiency.

          12.  CHANGES IN WRITING.  No modification, amendment or waiver of any
               ------------------
provision of this Agreement nor consent to any departure by the Company therefrom, will in any event be effective unless the same is in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

          13.  PRESERVATION OF RIGHTS.  No delay or omission on the part of the
               ----------------------
Agent to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power or any acquiescence therein, nor will the action or inaction of the Agent impair any right or power arising hereunder. The Agent's rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which the Agent otherwise would have, whether under the Credit Agreement or any other Loan Document, the Uniform Commercial Code, applicable Law or otherwise.

          14.  TAXES.  The Company agrees to pay upon demand any and all stamp,
               -----
document, transfer or recording taxes, and similar impositions payable or hereafter determined to be payable in connection with this Agreement and agrees to save the Agent and the Banks harmless from and against any and all present or future claims or liabilities with respect to, or resulting from any delay in paying or omission to pay, any such taxes or similar impositions.

          15.  PAYMENT OF EXPENSES.  At its option, the Agent may discharge
               -------------------
taxes, liens, security interests or such other encumbrances as may attach to the Collateral, may pay for required insurance on the Collateral and may pay for the maintenance, appraisal or reappraisal, and preservation of the Collateral, as determined by the Agent to be necessary. The Company will reimburse the Agent on demand for any payment so made or any expense incurred by the Agent pursuant to the foregoing authorization, and the Collateral also will secure any advances or payments so made or expenses so incurred by the Agent.

          16.  NOTICES.  All notices, demands, requests, consents, approvals and
               -------
other communications required or permitted hereunder must be in writing and will be effective if made in conformity with Section 10.6 of the Credit Agreement.
If to the Company, such notice shall be addressed as follows:

                    Rehab Options, Inc.
                    c/o Option Care, Inc.
                    100 Corporate North, Suite 212
                    Bannockburn, Illinois  60015
                    Attention:  General Counsel


          17.  SURVIVAL.  All representations, warranties, covenants and
               --------
agreements of the Company contained herein or made in connection herewith shall survive the execution and delivery of this Agreement and shall continue in full force and effect so long as any of the Credit Agreement and the other Loan Documents is in effect, or any Indebtedness or the Guaranteed Indebtedness is outstanding and until payment in full of all Indebtedness and the Guaranteed Indebtedness hereunder and under the Credit Agreement and the other Loan Documents. The indemnity agreement contained in Section 21 of this Agreement shall survive the termination of this Agreement.

          18.  GOVERNING LAW; VENUE.  The Uniform Commercial Code shall govern
               --------------------
the attachment, perfection and the effect of attachment and perfection of the Agent's security interest in the Collateral, and the rights, duties and obligations of the Agent and the Company with respect thereto. Except as provided by the immediately preceding sentence, this Agreement shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and the execution and delivery thereof and the terms and provisions shall be governed by and construed in accordance with the laws of said Commonwealth. The Company irrevocably consents to the nonexclusive jurisdiction of the Court of Common Pleas of Allegheny County and the United States District Court for the Western District of Pennsylvania, and waives personal service of any and all process upon it and consents that all such service of process be made by certified or registered mail directed to it at the address provided for in the Guaranty and service so made shall be deemed to be completed upon actual receipt thereof.
The Company waives any objection to jurisdiction and venue of any action instituted against it as provided herein and agrees not to assert any defense based on lack of jurisdiction or venue.

          19.  SUCCESSORS AND ASSIGNS.  This Agreement will be binding upon and
               ----------------------
inure to the benefit of the Company and the Agent for the benefit of the Banks and their respective heirs, executors, administrators, successors and assigns;

provided, however, that the Company may not assign this Agreement in whole or in
--------  -------
part without the prior written consent of the Agent, and the Agent at any time may assign this Agreement in whole or in part.

          20.  SEVERABILITY.  If any term, provision, or restriction of this
               ------------
Agreement is held to be invalid, void or unenforceable in any way in any jurisdiction, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect in such jurisdiction and shall in no way be affected, impaired or invalidated, and such invalidity, voidness or unenforceability shall not affect the validity and enforceability of such provision, covenant, or restriction in any other jurisdiction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

          21.  INDEMNITY.  The Company agrees to indemnify each of the Agent and
               ---------
the Banks, their directors, officers and employees and each legal entity, if any, who controls the Agent or the Banks (the "INDEMNIFIED PARTIES") and to hold each Indemnified Party harmless from and against any and all claims, damages, losses, liabilities and expenses (including, without limitation, all fees of counsel with whom any Indemnified Party may consult and all expenses of litigation or preparation therefor) which any Indemnified Party may incur or which may be asserted against any Indemnified Party as a result of the execution of or performance under this Agreement; provided, however, that the foregoing
                                        --------  -------
indemnity agreement shall not apply to claims, damages, losses, liabilities and expenses attributable to an Indemnified Party's gross negligence or willful misconduct. The indemnity agreement contained in this Section shall survive the termination of this Agreement. The Company may participate at its expense in the defense of any such claim.

          22.  MARSHALLING; PAYMENTS SET ASIDE.  The Agent shall not be under
               -------------------------------
any obligation to marshall any assets in favor of the Company or any other person or against or in payment of any or all of the Indebtedness or the Guaranteed Indebtedness. To the extent that the Company makes a payment or payments to the Agent, or the Agent enforces its security interests, or the Agent exercises its rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law, including without limitation any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of any such restoration, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

          23.  ENTIRE AGREEMENT.  This Agreement (including the documents and
               ----------------
instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

          24.  CONTINUING VALIDITY OF GUARANTEED INDEBTEDNESS.  The agreements
               ----------------------------------------------
and obligations of the Company hereunder are continuing agreements and obligations, and are absolute and unconditional irrespective of the genuineness, validity or enforceability of any note or other instrument or instruments now or hereafter evidencing the Indebtedness or the Guaranteed Indebtedness or any part thereof or of the Credit Agreement, the Guaranty, this Agreement or other Loan Document or any other agreement or agreements now or hereafter entered into by the Agent for the benefit of the Banks or the Company pursuant to which the Indebtedness or the Guaranteed Indebtedness or any part thereof is issued or of any other circumstance which might otherwise constitute a legal or equitable discharge of such agreements and obligations; without limitation upon the foregoing, such agreements and obligations shall continue in full force and effect as long as the Indebtedness or the Guaranteed Indebtedness or any part thereof remains outstanding and unpaid and shall remain in full force and effect without regard to and shall not be released, discharged or in any way affected by (i) any renewal, refinancing or refunding of the Indebtedness or the Guaranteed Indebtedness in whole or in part, (ii) any extension of the time of any payment due under any note or instrument or instruments now or hereafter evidencing the Indebtedness or the Guaranteed Indebtedness or any part thereof,
(iii) any compromise or settlement with respect to the Indebtedness or the Guaranteed Indebtedness or any part thereof, or any forbearance or indulgence extended to the Company, (iv) any amendment to or modification of the terms of any instrument or instruments now or hereafter evidencing the Indebtedness or the Guaranteed Indebtedness or any part thereof or any other agreement or agreements now or hereafter entered into by the Agent and the Company pursuant to which the Indebtedness or the Guaranteed Indebtedness or any part thereof is issued or secured, (v) any substitution, exchange or release of, or failure to preserve, perfect or protect, or other dealing in respect of, any property or any security for the payment of the Indebtedness or the Guaranteed Indebtedness or any part thereof, (vi) any bankruptcy, insolvency, arrangement, composition, assignment for the benefit of creditors or similar proceeding commenced by or against the Company, or (vii) any other matter or thing whatsoever whereby the agreements and obligations of the Company hereunder or under the Credit Agreement or any other Loan Document would or might otherwise be released or discharged.

          25.  DEFEASANCE.  This Agreement shall terminate and be of no further
               ----------
force and effect, and the Agent shall return to the Company any Collateral in the Agent's possession, upon satisfaction in full of the Indebtedness and the Guaranteed Indebtedness, the expiration of the Letters of Credit without a draw having been made, and the termination of the Banks' commitment to lend. Notwithstanding the foregoing provisions of this Section 25, the indemnity agreement contained in Section 21 of this Agreement shall survive the termination of this Agreement.

          26.  COUNTERPARTS.  This Agreement may be executed in any number of
               ------------
counterparts and by different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument.

          27.  CONSTRUCTION.  Unless the context of this Agreement otherwise
               ------------
clearly requires, references to the plural include the singular, the singular the plural and the part the whole and "or" has the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereunder" and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. The section and other headings contained in this Agreement are for reference purposes only and shall not control or affect the construction of this Agreement or the interpretation thereof in any respect. Section and subsection references are references to this Agreement unless otherwise specified.

          28.  WAIVER OF RIGHT TO TRIAL BY JURY AND CONSEQUENTIAL DAMAGES.
               ----------------------------------------------------------

          THE COMPANY HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (I) ARISING UNDER THIS AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT ATTACHED HERETO, REFERRED TO HEREIN OR DELIVERED IN CONNECTION HEREWITH, OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE COMPANY WITH RESPECT TO THIS AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT ATTACHED HERETO, REFERRED TO HEREIN OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND THE COMPANY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY OFFICIAL BODY AS WRITTEN EVIDENCE OF THE CONSENT OF THE COMPANY HERETO TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY. NEITHER THE AGENT NOR THE BANKS NOR ANY AGENT OR ATTORNEY OF THE AGENT OR THE BANKS SHALL BE LIABLE TO THE COMPANY FOR CONSEQUENTIAL DAMAGES ARISING FROM ANY BREACH OF CONTRACT, TORT OR OTHER WRONG RELATING TO THE ESTABLISHMENT, ADMINISTRATION OR COLLECTION OF THE OBLIGATIONS RELATING IN ANY WAY TO THIS AGREEMENT OR THE ACTION OR INACTION OF THE COMPANY HEREUNDER.

          29.  BREACH OF COVENANT.  The Company acknowledges and agrees that the
               ------------------
failure to perform or observe any covenants set forth in this Agreement shall constitute a breach of this Agreement and may give rise to an Event of Default notwithstanding the fact that the failure to perform or observe such covenant may be attributable to the requirements of any Official Body.

          WITNESS the due execution hereof as a document under seal, as of the date first written above.

ATTEST:                             REHAB OPTIONS, INC.


By:/s/ Pam Colin                    By:/s/ J. Jeffrey Fox
   -----------------------             -------------------------

Name: Pam Colin                     Name: J. Jeffre
y Fox
     ---------------------               -----------------------
                                    Title:     CFO
                                          ----------------------


                                    PNC BANK, NATIONAL
                                    ASSOCIATION, AS AGENT



                                    By: ___________________________
                                    Name: _________________________
                                    Title: __________________________

                               PLEDGE AGREEMENT

                                  SCHEDULE 6

                    SHAREHOLDER AND PARTNERSHIP AGREEMENTS
                     WITH RESPECT TO THE PLEDGED SHARES OF

                              REHAB OPTIONS, INC.
                            a Missouri corporation

________________________________________________________________________________

                  See Schedule 5.1.17 of the Credit Agreement
               regarding shareholder and partnership agreements

                               PLEDGE AGREEMENT

                                  SCHEDULE A

                      AUTHORIZED AND ISSUED CAPITAL STOCK
                                  PLEDGED BY

                              REHAB OPTIONS, INC.
                            a Missouri corporation

________________________________________________________________________________

                  See Schedule 5.1.3 of the Credit Agreement
            regarding authorized and issued shares of capital stock

                 COLLATERAL ASSIGNMENT OF AND RATIFICATION OF
               SECURITY INTEREST IN INTELLECTUAL PROPERTY RIGHTS


     THIS COLLATERAL ASSIGNMENT OF AND RATIFICATION OF SECURITY INTEREST IN INTELLECTUAL PROPERTY RIGHTS (this "INSTRUMENT") is entered into this 23rd day of December, 1996 by and between OPTION CARE, INC., a Delaware corporation (the "ASSIGNOR"), with an address at 100 Corporate North, Suite 212, Bannockburn, Illinois 60015, and PNC BANK, NATIONAL ASSOCIATION, as agent for the Banks (as defined in the hereinafter defined Credit Agreement) (the "AGENT"), with an address at One PNC Plaza, 249 5th Avenue, Pittsburgh, Pennsylvania 15222-2709. All terms capitalized but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement (as hereinafter defined), unless the context otherwise requires.

     WHEREAS, the Assignor, its subsidiaries, the Agent and the Banks have entered into that certain Credit Agreement of even date herewith (as the same may be amended, modified, supplemented or restated from time to time, the "CREDIT AGREEMENT"), pursuant to which the Banks have agreed to extend to the Company, upon the terms and subject to the conditions set forth therein, a revolving credit facility in an aggregate principal amount not to exceed $30,000,000.


     WHEREAS, the Assignor is the owner of all right, title and interest in, to and under the intellectual property rights as set forth on the attached Schedule A.

     WHEREAS, the Agent and the Assignor have entered into a Security Agreement of even date herewith (as such agreement may be amended from time to time hereafter, the "Security Agreement"), pursuant to which the Assignor granted to the Agent a security interest in certain Collateral (as defined in the Security Agreement) of Assignor, including but not limited to Assignor's General Intangibles (as defined in the Security Agreement) which include, but are not limited to, the intellectual property set forth on Schedule A hereto, as security for the payment or performance of Assignor's Secured Obligations (as defined in the Security Agreement), and pursuant to which the Assignor therein agreed to execute and cause to be filed all such further instruments and documents as Agent may request for preserving the security interest.

     WHEREAS, the Agent has requested that the Assignor execute and deliver this Instrument for the purpose of collaterally assigning its interests in, and placing in the public record of the United States Patent and Trademark Office the collateral assignment granted pursuant hereto to the Agent in, certain of the Assignor's Collateral for the benefit of the Banks.

     NOW, THEREFORE, in consideration of the foregoing premises, and intending to be legally bound hereby, Assignor and Agent, on behalf of the Banks, hereby agree as follows:

          1.   Definition of Terms Used Herein.  All capitalized terms not
               -------------------------------
otherwise defined herein shall have the meanings set forth in the Credit Agreement.

          2.   Assignment and Security Interest.  As confirmation of the
               --------------------------------
security interest granted by Assignor under the Security Agreement to secure the complete and timely satisfaction of all Secured Obligations, Assignor hereby ratifies the creation and grant of the security interest in, and further, to secure the complete and timely satisfaction of all Secured Obligations, Assignor does hereby hypothecate (subject to paragraph 6 hereof), as collateral security, to the Agent: (i) the United States patent and patent applications owned by Assignor, all reissue, divisional, continuation, or continuation-in-part patent applications and patents related thereto, and all renewals and extensions thereof and reexamination certificates relating thereto; including, without limitation, all proceeds (such as license royalties or proceeds of infringements suits), and all rights to sue for past, present, and future infringements (collectively called the "Patents"); and (ii) all of Assignor's trademark applications, trademarks (whether registered, unregistered or for which an application to register has been filed), service mark applications, service marks (whether registered, unregistered or for which an application to register has been filed) and tradenames, together with the goodwill of the business related thereto; including without limitation all renewals thereof and all proceeds (such as license royalties or proceeds of infringement suits), and all rights to sue for past, present and future infringements (collectively called the "Marks"). All registered Patents and Marks are and shall be listed on Schedule A.

          3.   Right to Inspect.  Assignor hereby confirms the right of the
               ----------------
Agent and its employees and agents to visit Assignor's plants and facilities where products sold or services provided under any of the Marks are manufactured, inspected, stored, or provided, and to inspect and review the products and quality control records relating thereto at reasonable times. Assignor confirms its commitment to do any and all acts required by the Agent to ensure maintenance of quality standards for such products and services. The time and frequency of such inspections shall be consistent with those in Section 7.1 of the Credit Agreement.

          4.   Future Intellectual Property.  If, before the Secured Obligations
               ----------------------------
shall have been satisfied in full, Assignor shall either obtain rights to any invention or become entitled to any rights under or the benefit of any United States or foreign patent application or patent, including any reissue, divisional, continuation, or continuation-in-part patent applications or reexamination certificates related to any of the Patents or to any improvement on any of the Patents, or shall obtain rights in any United States or foreign trademark, service mark or tradename or any registrations or applications for registration thereof, the provisions of paragraph 2 (except for the Schedule which will contain only registered Patents and Marks) shall automatically apply thereto and Assignor shall give to the Agent prompt notice thereof in writing.

          5.   Modification by Agent.  Assignor authorizes the Agent to modify
               ---------------------
this Instrument by amending Schedule A to include all federally registered Patents and Marks which hereafter fall within the scope of paragraph 2 or paragraph 4 hereof.

          6.   Retention of Rights.  Unless and until there shall have occurred
               -------------------
and be continuing an Event of Default, as defined in the Credit Agreement, the Assignor shall retain the legal and equitable title to the Patents and the Marks and shall have the right to use the Patents and the Marks in the ordinary course of its business. Assignor agrees, except as provided in the Credit Agreement, not to sell or assign its interest in, or grant any license under the Patents or Marks without the prior written consent of the Agent; provided, however that nothing herein contained shall prohibit the Assignor from failing to continue the prosecution of, maintain, renew or otherwise abandoning any item included in the Marks or the Patents, if in the Assignor's reasonable judgment, the retention of such items is not material to the proper conduct of Assignor's business.

          7.   Agents Rights and Obligations As Secured Party.  If any Event of
               ----------------------------------------------
Default shall have occurred and be continuing under either the Credit Agreement or the Security Agreement, the Agent shall have all those rights and remedies given it under the Security Agreement and those allowed by law.

          8.   Release of Interest.  At such time as Assignor shall completely
               -------------------
satisfy all of the Secured Obligations, Agent shall execute and deliver to Assignor all deeds, assignments and other instruments as may be necessary or proper to release its interests in and to the Patents and Marks subject to any disposition thereof which may have been made by the Agent pursuant to the Security Agreement or hereto.

          9.   Cumulative Rights; Confirmation of Rights and Obligations Under
               ---------------------------------------------------------------
Security Agreement.  All of the Agent's rights and remedies with respect to the
------------------
Patents and Marks, whether established hereby, the Security Agreement or by law shall be cumulative and may be exercised singularly or concurrently. The Assignor hereby ratifies and confirms all of its obligations contained in the Security Agreement and confirms in the Agent for the benefit of the Banks all of the rights granted to the Agent thereunder by the Assignor.

          10.  Binding Instrument; Assignments.  This Instrument, and the terms,
               -------------------------------
covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Assignor shall not be permitted to assign this Instrument or any interest herein or in the Collateral, or any part thereof, or otherwise pledge, encumber or grant any option with respect to the Collateral, or any part thereof, or any cash or property held by the Agent as Collateral under this Instrument, except as contemplated by the Security Agreement or the Credit Agreement.

          11.  Governing Law.  This Instrument shall be construed in accordance
               -------------
with and governed by the laws of the Commonwealth of Pennsylvania, exclusive of its rules on choice of law.

          12.  Notices.  All communications and notices hereunder shall be in
               -------
writing and given as provided in Section 10.6 of the Credit Agreement in the case of the Assignor or the Agent.

          13.  Severability.  In case any one or more of the provisions
               ------------
contained in this Instrument should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired.

          14.  Section Headings.  Section headings used herein are for
               ----------------
convenience only and are not to affect the construction of, or to be taken into consideration in interpreting, this Instrument.

          15.  Counterparts.  This Instrument may be executed in two or more
               ------------
counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

          WITNESS, the execution hereof as of December 23, 1996.



ATTEST:                             OPTION CARE, INC., a Delaware
                                    corporation



/s/ Doreen Wiman                    By: /s/ J. Jeffrey Fox
---------------------------            ----------------------------
Name: Doreen Wiman                  Name: J. Jeffrey Fox
     ----------------------              --------------------------
                                    Title:     CFO
                                          -------------------------

                                    PNC BANK, NATIONAL ASSOCIATION,
                                    AS AGENT



                                    By: ___________________________
                                    Name: _________________________
                                    Title: ________________________

                                   EXHIBIT A

                        REGISTERED PATENTS AND MARKS OF

                               OPTION CARE, INC.
                            a Delaware corporation

________________________________________________________________________________

                                     NONE

                 COLLATERAL ASSIGNMENT OF AND RATIFICATION OF
               SECURITY INTEREST IN INTELLECTUAL PROPERTY RIGHTS


     THIS COLLATERAL ASSIGNMENT OF AND RATIFICATION OF SECURITY INTEREST IN INTELLECTUAL PROPERTY RIGHTS (this "INSTRUMENT") is entered into this 23rd day of December, 1996 by and between OPTION CARE, INC., a California corporation (the "ASSIGNOR"), and PNC BANK, NATIONAL ASSOCIATION, as agent for the Banks (as defined in the hereinafter defined Credit Agreement) (the "AGENT"), with an address at One PNC Plaza, 249 5th Avenue, Pittsburgh, Pennsylvania 15222-2709. All terms capitalized but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement (as hereinafter defined), unless the context otherwise requires.

     WHEREAS, the Assignor, its subsidiaries, the Agent and the Banks have entered into that certain Credit Agreement of even date herewith (as the same may be amended, modified, supplemented or restated from time to time, the "CREDIT AGREEMENT"), pursuant to which the Banks have agreed to extend to the Company, upon the terms and subject to the conditions set forth therein, a revolving credit facility in an aggregate principal amount not to exceed $30,000,000.

     WHEREAS, the Assignor is the owner of all right, title and interest in, to and under the intellectual property rights as set forth on the attached Schedule A.

     WHEREAS, the Agent and the Assignor have entered into a Security Agreement of even date herewith (as such agreement may be amended from time to time hereafter, the "Security Agreement"), pursuant to which the Assignor granted to the Agent a security interest in certain Collateral (as defined in the Security Agreement) of Assignor, including but not limited to Assignor's General Intangibles (as defined in the Security Agreement) which include, but are not limited to, the intellectual property set forth on Schedule A hereto, as security for the payment or performance of Assignor's Secured Obligations (as defined in the Security Agreement), and pursuant to which the Assignor therein agreed to execute and cause to be filed all such further instruments and documents as Agent may request for preserving the security interest.

     WHEREAS, the Agent has requested that the Assignor execute and deliver this Instrument for the purpose of collaterally assigning its interests in, and placing in the public record of the United States Patent and Trademark Office the collateral assignment granted pursuant hereto to the Agent in, certain of the Assignor's Collateral for the benefit of the Banks.

     NOW, THEREFORE, in consideration of the foregoing premises, and intending to be legally bound hereby, Assignor and Agent, on behalf of the Banks, hereby agree as follows:

          1.   Definition of Terms Used Herein.  All capitalized terms not
               -------------------------------
otherwise defined herein shall have the meanings set forth in the Credit Agreement.

          2.   Assignment and Security Interest.  As confirmation of the
               --------------------------------
security interest granted by Assignor under the Security Agreement to secure the complete and timely satisfaction of all Secured Obligations, Assignor hereby ratifies the creation and grant of the security interest in, and further, to secure the complete and timely satisfaction of all Secured Obligations, Assignor does hereby hypothecate (subject to paragraph 6 hereof), as collateral security, to the Agent: (i) the United States patent and patent applications owned by Assignor, all reissue, divisional, continuation, or continuation-in-part patent applications and patents related thereto, and all renewals and extensions thereof and reexamination certificates relating thereto; including, without limitation, all proceeds (such as license royalties or proceeds of infringements suits), and all rights to sue for past, present, and future infringements (collectively called the "Patents"); and (ii) all of Assignor's trademark applications, trademarks (whether registered, unregistered or for which an application to register has been filed), service mark applications, service marks (whether registered, unregistered or for which an application to register has been filed) and tradenames, together with the goodwill of the business related thereto; including without limitation all renewals thereof and all proceeds (such as license royalties or proceeds of infringement suits), and all rights to sue for past, present and future infringements (collectively called the "Marks"). All registered Patents and Marks are and shall be listed on Schedule A.

          3.   Right to Inspect.  Assignor hereby confirms the right of the
               ----------------
Agent and its employees and agents to visit Assignor's plants and facilities where products sold or services provided under any of the Marks are manufactured, inspected, stored, or provided, and to inspect and review the products and quality control records relating thereto at reasonable times. Assignor confirms its commitment to do any and all acts required by the Agent to ensure maintenance of quality standards for such products and services. The time and frequency of such inspections shall be consistent with those in Section 7.1 of the Credit Agreement.

          4.   Future Intellectual Property.  If, before the Secured Obligations
               ----------------------------
shall have been satisfied in full, Assignor shall either obtain rights to any invention or become entitled to any rights under or the benefit of any United States or foreign patent application or patent, including any reissue, divisional, continuation, or continuation-in-part patent applications or reexamination certificates related to any of the Patents or to any improvement on any of the Patents, or shall obtain rights in any United States or foreign trademark, service mark or tradename or any registrations or applications for registration thereof, the provisions of paragraph 2 (except for the Schedule which will contain only registered Patents and Marks) shall automatically apply thereto and Assignor shall give to the Agent prompt notice thereof in writing.

          5.   Modification by Agent.  Assignor authorizes the Agent to modify
               ---------------------
this Instrument by amending Schedule A to include all federally registered Patents and Marks which hereafter fall within the scope of paragraph 2 or paragraph 4 hereof.

          6.   Retention of Rights.  Unless and until there shall have occurred
               -------------------
and be continuing an Event of Default, as defined in the Credit Agreement, the Assignor shall retain the legal and equitable title to the Patents and the Marks and shall have the right to use the Patents and the Marks in the ordinary course of its business. Assignor agrees, except as provided in the Credit Agreement, not to sell or assign its interest in, or grant any license under the Patents or Marks without the prior written consent of the Agent; provided, however that nothing herein contained shall prohibit the Assignor from failing to continue the prosecution of, maintain, renew or otherwise abandoning any item included in the Marks or the Patents, if in the Assignor's reasonable judgment, the retention of such items is not material to the proper conduct of Assignor's business.

          7.   Agents Rights and Obligations As Secured Party.  If any Event of
               ----------------------------------------------
Default shall have occurred and be continuing under either the Credit Agreement or the Security Agreement, the Agent shall have all those rights and remedies given it under the Security Agreement and those allowed by law.

          8.   Release of Interest.  At such time as Assignor shall completely
               -------------------
satisfy all of the Secured Obligations, Agent shall execute and deliver to Assignor all deeds, assignments and other instruments as may be necessary or proper to release its interests in and to the Patents and Marks subject to any disposition thereof which may have been made by the Agent pursuant to the Security Agreement or hereto.

          9.   Cumulative Rights; Confirmation of Rights and Obligations Under
               ---------------------------------------------------------------
Security Agreement.  All of the Agent's rights and remedies with respect to the
------------------
Patents and Marks, whether established hereby, the Security Agreement or by law shall be cumulative and may be exercised singularly or concurrently. The Assignor hereby ratifies and confirms all of its obligations contained in the Security Agreement and confirms in the Agent for the benefit of the Banks all of the rights granted to the Agent thereunder by the Assignor.

          10.  Binding Instrument; Assignments.  This Instrument, and the terms,
               -------------------------------
covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Assignor shall not be permitted to assign this Instrument or any interest herein or in the Collateral, or any part thereof, or otherwise pledge, encumber or grant any option with respect to the Collateral, or any part thereof, or any cash or property held by the Agent as Collateral under this Instrument, except as contemplated by the Security Agreement or the Credit Agreement.

          11.  Governing Law.  This Instrument shall be construed in accordance
               -------------
with and governed by the laws of the Commonwealth of Pennsylvania, exclusive of its rules on choice of law.

          12.  Notices.  All communications and notices hereunder shall be in
               -------
writing and given as provided in Section 10.6 of the Credit Agreement in the case of the Assignor or the Agent.

          13.  Severability.  In case any one or more of the provisions
               ------------
contained in this Instrument should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired.

          14.  Section Headings.  Section headings used herein are for
               ----------------
convenience only and are not to affect the construction of, or to be taken into consideration in interpreting, this Instrument.

          15.  Counterparts.  This Instrument may be executed in two or more
               ------------
counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

               WITNESS, the execution hereof as of December 23, 1996.



ATTEST:                             OPTION CARE, INC., a California
                                    corporation

By: /s/ Pam Colin                   By: /s/ J. Jeffrey Fox
   -----------------------             -------------------------
Name: Pam Colin                     Name: J. Jeffrey Fox
     ---------------------               -----------------------
                                    Title:     CFO
                                          ----------------------


                                    PNC BANK, NATIONAL
                                    ASSOCIATION, AS AGENT



                                    By: ___________________________
                                    Name: _________________________
                                    Title: ________________________

                                   EXHIBIT A

                        REGISTERED PATENTS AND MARKS OF

                               OPTION CARE, INC.
                           a California corporation


 ____________________________________________________________________________

                              SEE SCHEDULES 5.1.5
                            OF THE CREDIT AGREEMENT

                  COLLATERAL ASSIGNMENT OF AND RATIFICATION OF
               SECURITY INTEREST IN INTELLECTUAL PROPERTY RIGHTS


     THIS COLLATERAL ASSIGNMENT OF AND RATIFICATION OF SECURITY INTEREST IN INTELLECTUAL PROPERTY RIGHTS (this "INSTRUMENT") is entered into this 23rd day of December, 1996 by and between OPTION ENTERPRISES, INC., a California corporation (the "ASSIGNOR"), and PNC BANK, NATIONAL ASSOCIATION, as agent for the Banks (as defined in the hereinafter defined Credit Agreement) (the "AGENT"), with an address at One PNC Plaza, 249 5th Avenue, Pittsburgh, Pennsylvania 15222-2709. All terms capitalized but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement (as hereinafter defined), unless the context otherwise requires.

     WHEREAS, the Assignor, its subsidiaries, the Agent and the Banks have entered into that certain Credit Agreement of even date herewith (as the same may be amended, modified, supplemented or restated from time to time, the "CREDIT AGREEMENT"), pursuant to which the Banks have agreed to extend to the Company, upon the terms and subject to the conditions set forth therein, a revolving credit facility in an aggregate principal amount not to exceed $30,000,000.

     WHEREAS, the Assignor is the owner of all right, title and interest in, to and under the intellectual property rights as set forth on the attached Schedule A.

     WHEREAS, the Agent and the Assignor have entered into a Security Agreement of even date herewith (as such agreement may be amended from time to time hereafter, the "Security Agreement"), pursuant to which the Assignor granted to the Agent a security interest in certain Collateral (as defined in the Security Agreement) of Assignor, including but not limited to Assignor's General Intangibles (as defined in the Security Agreement) which include, but are not limited to, the intellectual property set forth on Schedule A hereto, as security for the payment or performance of Assignor's Secured Obligations (as defined in the Security Agreement), and pursuant to which the Assignor therein agreed to execute and cause to be filed all such further instruments and documents as Agent may request for preserving the security interest.

     WHEREAS, the Agent has requested that the Assignor execute and deliver this Instrument for the purpose of collaterally assigning its interests in, and placing in the public record of the United States Patent and Trademark Office the collateral assignment granted pursuant hereto to the Agent in, certain of the Assignor's Collateral for the benefit of the Banks.

     NOW, THEREFORE, in consideration of the foregoing premises, and intending to be legally bound hereby, Assignor and Agent, on behalf of the Banks, hereby agree as follows:

          1.   Definition of Terms Used Herein.  All capitalized terms not
               -------------------------------
otherwise defined herein shall have the meanings set forth in the Credit Agreement.

          2.   Assignment and Security Interest.  As confirmation of the
               --------------------------------
security interest granted by Assignor under the Security Agreement to secure the complete and timely satisfaction of all Secured Obligations, Assignor hereby ratifies the creation and grant of the security interest in, and further, to secure the complete and timely satisfaction of all Secured Obligations, Assignor does hereby hypothecate (subject to paragraph 6 hereof), as collateral security, to the Agent: (i) the United States patent and patent applications owned by Assignor, all reissue, divisional, continuation, or continuation-in-part patent applications and patents related thereto, and all renewals and extensions thereof and reexamination certificates relating thereto; including, without limitation, all proceeds (such as license royalties or proceeds of infringements suits), and all rights to sue for past, present, and future infringements (collectively called the "Patents"); and (ii) all of Assignor's trademark applications, trademarks (whether registered, unregistered or for which an application to register has been filed), service mark applications, service marks (whether registered, unregistered or for which an application to register has been filed) and tradenames, together with the goodwill of the business related thereto; including without limitation all renewals thereof and all proceeds (such as license royalties or proceeds of infringement suits), and all rights to sue for past, present and future infringements (collectively called the "Marks"). All registered Patents and Marks are and shall be listed on Schedule A.

          3.   Right to Inspect.  Assignor hereby confirms the right of the
               ----------------
Agent and its employees and agents to visit Assignor's plants and facilities where products sold or services provided under any of the Marks are manufactured, inspected, stored, or provided, and to inspect and review the products and quality control records relating thereto at reasonable times. Assignor confirms its commitment to do any and all acts required by the Agent to ensure maintenance of quality standards for such products and services. The time and frequency of such inspections shall be consistent with those in Section
7.1 of the Credit Agreement.

          4.   Future Intellectual Property.  If, before the Secured Obligations
               ----------------------------
shall have been satisfied in full, Assignor shall either obtain rights to any invention or become entitled to any rights under or the benefit of any United States or foreign patent application or patent, including any reissue, divisional, continuation, or continuation-in-part patent applications or reexamination certificates related to any of the Patents or to any improvement on any of the Patents, or shall obtain rights in any United States or foreign trademark, service mark or tradename or any registrations or applications for registration thereof, the provisions of paragraph 2 (except for the Schedule which will contain only registered Patents and Marks) shall automatically apply thereto and Assignor shall give to the Agent prompt notice thereof in writing.

          5.   Modification by Agent.  Assignor authorizes the Agent to modify
               ---------------------
this Instrument by amending Schedule A to include all federally registered Patents and Marks which hereafter fall within the scope of paragraph 2 or paragraph 4 hereof.

          6.   Retention of Rights.  Unless and until there shall have occurred
               -------------------
and be continuing an Event of Default, as defined in the Credit Agreement, the Assignor shall retain the legal and equitable title to the Patents and the Marks and shall have the right to use the Patents and the Marks in the ordinary course of its business. Assignor agrees, except as provided in the Credit Agreement, not to sell or assign its interest in, or grant any license under the Patents or Marks without the prior written consent of the Agent; provided, however that nothing herein contained shall prohibit the Assignor from failing to continue the prosecution of, maintain, renew or otherwise abandoning any item included in the Marks or the Patents, if in the Assignor's reasonable judgment, the retention of such items is not material to the proper conduct of Assignor's business.

          7.   Agents Rights and Obligations As Secured Party.  If any Event of
               ----------------------------------------------
Default shall have occurred and be continuing under either the Credit Agreement or the Security Agreement, the Agent shall have all those rights and remedies given it under the Security Agreement and those allowed by law.

          8.   Release of Interest.  At such time as Assignor shall completely
               -------------------
satisfy all of the Secured Obligations, Agent shall execute and deliver to Assignor all deeds, assignments and other instruments as may be necessary or proper to release its interests in and to the Patents and Marks subject to any disposition thereof which may have been made by the Agent pursuant to the Security Agreement or hereto.

          9.   Cumulative Rights; Confirmation of Rights and Obligations Under
               ---------------------------------------------------------------
Security Agreement.  All of the Agent's rights and remedies with respect to the
------------------
Patents and Marks, whether established hereby, the Security Agreement or by law shall be cumulative and may be exercised singularly or concurrently. The Assignor hereby ratifies and confirms all of its obligations contained in the Security Agreement and confirms in the Agent for the benefit of the Banks all of the rights granted to the Agent thereunder by the Assignor.

          10.  Binding Instrument; Assignments.  This Instrument, and the terms,
               -------------------------------
covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Assignor shall not be permitted to assign this Instrument or any interest herein or in the Collateral, or any part thereof, or otherwise pledge, encumber or grant any option with respect to the Collateral, or any part thereof, or any cash or property held by the Agent as Collateral under this Instrument, except as contemplated by the Security Agreement or the Credit Agreement.

          11.  Governing Law.  This Instrument shall be construed in accordance
               -------------
with and governed by the laws of the Commonwealth of Pennsylvania, exclusive of its rules on choice of law.

          12.  Notices.  All communications and notices hereunder shall be in
               -------
writing and given as provided in Section 10.6 of the Credit Agreement in the case of the Assignor or the Agent.

          13.  Severability.  In case any one or more of the provisions
               ------------
contained in this Instrument should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired.

          14.  Section Headings.  Section headings used herein are for
               ----------------
convenience only and are not to affect the construction of, or to be taken into consideration in interpreting, this Instrument.

          15.  Counterparts.  This Instrument may be executed in two or more
               ------------
counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

          WITNESS, the execution hereof as of December 23, 1996.

ATTEST:                             OPTION CARE ENTERPRISES, INC.


/s/ Pam Colin.
-------------------------           By: /s/ J. Jeffrey Fox
                                       ----------------------------
Name: Pam Colin.                    Name: J. Jeffrey Fox
      -------------------                --------------------------
                                    Title:      CFO
                                    -------------------------------

                                    PNC BANK, NATIONAL
                                    ASSOCIATION, AS AGENT


                                    By: ___________________________
                                    Name: _________________________
                                    Title: ________________________

                                   EXHIBIT A

                        REGISTERED PATENTS AND MARKS OF

                         OPTION CARE ENTERPRISES, INC.


 ____________________________________________________________________________

                                     NONE

                 COLLATERAL ASSIGNMENT OF AND RATIFICATION OF
               SECURITY INTEREST IN INTELLECTUAL PROPERTY RIGHTS


     THIS COLLATERAL ASSIGNMENT OF AND RATIFICATION OF SECURITY INTEREST IN INTELLECTUAL PROPERTY RIGHTS (this "INSTRUMENT") is entered into this 23rd day of December, 1996 by and between PHARMACARE OF SOUTHWEST FLORIDA, INC., a Florida corporation (the "ASSIGNOR"), and PNC BANK, NATIONAL ASSOCIATION, as agent for the Banks (as defined in the hereinafter defined Credit Agreement) (the "AGENT"), with an address at One PNC Plaza, 249 5th Avenue, Pittsburgh, Pennsylvania 15222-2709. All terms capitalized but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement (as hereinafter defined), unless the context otherwise requires.

     WHEREAS, the Assignor, its subsidiaries, the Agent and the Banks have entered into that certain Credit Agreement of even date herewith (as the same may be amended, modified, supplemented or restated from time to time, the "CREDIT AGREEMENT"), pursuant to which the Banks have agreed to extend to the Company, upon the terms and subject to the conditions set forth therein, a revolving credit facility in an aggregate principal amount not to exceed $30,000,000.

     WHEREAS, the Assignor is the owner of all right, title and interest in, to and under the intellectual property rights as set forth on the attached Schedule A.

     WHEREAS, the Agent and the Assignor have entered into a Security Agreement of even date herewith (as such agreement may be amended from time to time hereafter, the "Security Agreement"), pursuant to which the Assignor granted to the Agent a security interest in certain Collateral (as defined in the Security Agreement) of Assignor, including but not limited to Assignor's General Intangibles (as defined in the Security Agreement) which include, but are not limited to, the intellectual property set forth on Schedule A hereto, as security for the payment or performance of Assignor's Secured Obligations (as defined in the Security Agreement), and pursuant to which the Assignor therein agreed to execute and cause to be filed all such further instruments and documents as Agent may request for preserving the security interest.

     WHEREAS, the Agent has requested that the Assignor execute and deliver this Instrument for the purpose of collaterally assigning its interests in, and placing in the public record of the United States Patent and Trademark Office the collateral assignment granted pursuant hereto to the Agent in, certain of the Assignor's Collateral for the benefit of the Banks.

     NOW, THEREFORE, in consideration of the foregoing premises, and intending to be legally bound hereby, Assignor and Agent, on behalf of the Banks, hereby agree as follows:

          1.   Definition of Terms Used Herein.  All capitalized terms not
               -------------------------------
otherwise defined herein shall have the meanings set forth in the Credit Agreement.

          2.   Assignment and Security Interest.  As confirmation of the
               --------------------------------
security interest granted by Assignor under the Security Agreement to secure the complete and timely satisfaction of all Secured Obligations, Assignor hereby ratifies the creation and grant of the security interest in, and further, to secure the complete and timely satisfaction of all Secured Obligations, Assignor does hereby hypothecate (subject to paragraph 6 hereof), as collateral security, to the Agent: (i) the United States patent and patent applications owned by Assignor, all reissue, divisional, continuation, or continuation-in-part patent applications and patents related thereto, and all renewals and extensions thereof and reexamination certificates relating thereto; including, without limitation, all proceeds (such as license royalties or proceeds of infringements suits), and all rights to sue for past, present, and future infringements (collectively called the "Patents"); and (ii) all of Assignor's trademark applications, trademarks (whether registered, unregistered or for which an application to register has been filed), service mark applications, service marks (whether registered, unregistered or for which an application to register has been filed) and tradenames, together with the goodwill of the business related thereto; including without limitation all renewals thereof and all proceeds (such as license royalties or proceeds of infringement suits), and all rights to sue for past, present and future infringements (collectively called the "Marks"). All registered Patents and Marks are and shall be listed on Schedule A.

          3.   Right to Inspect.  Assignor hereby confirms the right of the
               ----------------
Agent and its employees and agents to visit Assignor's plants and facilities where products sold or services provided under any of the Marks are manufactured, inspected, stored, or provided, and to inspect and review the products and quality control records relating thereto at reasonable times. Assignor confirms its commitment to do any and all acts required by the Agent to ensure maintenance of quality standards for such products and services. The time and frequency of such inspections shall be consistent with those in Section 7.1 of the Credit Agreement.

          4.   Future Intellectual Property.  If, before the Secured Obligations
               ----------------------------
shall have been satisfied in full, Assignor shall either obtain rights to any invention or become entitled to any rights under or the benefit of any United States or foreign patent application or patent, including any reissue, divisional, continuation, or continuation-in-part patent applications or reexamination certificates related to any of the Patents or to any improvement on any of the Patents, or shall obtain rights in any United States or foreign trademark, service mark or tradename or any registrations or applications for registration thereof, the provisions of paragraph 2 (except for the Schedule which will contain only registered Patents and Marks) shall automatically apply thereto and Assignor shall give to the Agent prompt notice thereof in writing.

          5.   Modification by Agent.  Assignor authorizes the Agent to modify
               ---------------------
this Instrument by amending Schedule A to include all federally registered Patents and Marks which hereafter fall within the scope of paragraph 2 or paragraph 4 hereof.

          6.   Retention of Rights.  Unless and until there shall have occurred
               -------------------
and be continuing an Event of Default, as defined in the Credit Agreement, the Assignor shall retain the legal and equitable title to the Patents and the Marks and shall have the right to use the Patents and the Marks in the ordinary course of its business. Assignor agrees, except as provided in the Credit Agreement, not to sell or assign its interest in, or grant any license under the Patents or Marks without the prior written consent of the Agent; provided, however that nothing herein contained shall prohibit the Assignor from failing to continue the prosecution of, maintain, renew or otherwise abandoning any item included in the Marks or the Patents, if in the Assignor's reasonable judgment, the retention of such items is not material to the proper conduct of Assignor's business.

          7.   Agents Rights and Obligations As Secured Party.  If any Event of
               ----------------------------------------------
Default shall have occurred and be continuing under either the Credit Agreement or the Security Agreement, the Agent shall have all those rights and remedies given it under the Security Agreement and those allowed by law.

          8.   Release of Interest.  At such time as Assignor shall completely
               -------------------
satisfy all of the Secured Obligations, Agent shall execute and deliver to Assignor all deeds, assignments and other instruments as may be necessary or proper to release its interests in and to the Patents and Marks subject to any disposition thereof which may have been made by the Agent pursuant to the Security Agreement or hereto.

          9.   Cumulative Rights; Confirmation of Rights and Obligations Under
               ---------------------------------------------------------------
Security Agreement.  All of the Agent's rights and remedies with respect to the
------------------
Patents and Marks, whether established hereby, the Security Agreement or by law shall be cumulative and may be exercised singularly or concurrently. The Assignor hereby ratifies and confirms all of its obligations contained in the Security Agreement and confirms in the Agent for the benefit of the Banks all of the rights granted to the Agent thereunder by the Assignor.

          10.  Binding Instrument; Assignments.  This Instrument, and the terms,
               -------------------------------
covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Assignor shall not be permitted to assign this Instrument or any interest herein or in the Collateral, or any part thereof, or otherwise pledge, encumber or grant any option with respect to the Collateral, or any part thereof, or any cash or property held by the Agent as Collateral under this Instrument, except as contemplated by the Security Agreement or the Credit Agreement.

          11.  Governing Law.  This Instrument shall be construed in accordance
               -------------
with and governed by the laws of the Commonwealth of Pennsylvania, exclusive of its rules on choice of law.

          12.  Notices.  All communications and notices hereunder shall be in
               -------
writing and given as provided in Section 10.6 of the Credit Agreement in the case of the Assignor or the Agent.

          13.  Severability.  In case any one or more of the provisions
               ------------
contained in this Instrument should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired.

          14.  Section Headings.  Section headings used herein are for
               ----------------
convenience only and are not to affect the construction of, or to be taken into consideration in interpreting, this Instrument.

          15.  Counterparts.  This Instrument may be executed in two or more
               ------------
counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

          WITNESS, the execution hereof as of December 23, 1996.


ATTEST:                                           PHARMACARE OF SOUTHWEST
                                                  FLORIDA, INC.



/s/ Pam Colin                                     By: /s/ J. Jeffrey Fox
-------------------------                            ------------------------
Name: Pam Colin                                   Name: J. Jeffrey Fox
     --------------------                              ----------------------
                                                  Title:  CFO
                                                        ---------------------


                                                  PNC BANK, NATIONAL
                                                  ASSOCIATION, AS AGENT



                                                  By: _______________________
                                                  Name: _____________________
                                                  Title: ____________________

                                  Schedule A
                                  ----------

                                   EXHIBIT A

                        REGISTERED PATENTS AND MARKS OF

                     PHARMACARE OF SOUTHWEST FLORIDA, INC.


 ____________________________________________________________________________

                                     NONE

                 COLLATERAL ASSIGNMENT OF AND RATIFICATION OF
               SECURITY INTEREST IN INTELLECTUAL PROPERTY RIGHTS


     THIS COLLATERAL ASSIGNMENT OF AND RATIFICATION OF SECURITY INTEREST IN INTELLECTUAL PROPERTY RIGHTS (this "INSTRUMENT") is entered into this 23rd day of December, 1996 by and between PHARMACY I.V. ASSOCIATES, INC., a Missouri corporation (the "ASSIGNOR"), and PNC BANK, NATIONAL ASSOCIATION, as agent for the Banks (as defined in the hereinafter defined Credit Agreement) (the "AGENT"), with an address at One PNC Plaza, 249 5th Avenue, Pittsburgh, Pennsylvania 15222-2709. All terms capitalized but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement (as hereinafter defined), unless the context otherwise requires.

     WHEREAS, the Assignor, its subsidiaries, the Agent and the Banks have entered into that certain Credit Agreement of even date herewith (as the same may be amended, modified, supplemented or restated from time to time, the "CREDIT AGREEMENT"), pursuant to which the Banks have agreed to extend to the Company, upon the terms and subject to the conditions set forth therein, a revolving credit facility in an aggregate principal amount not to exceed $30,000,000.

     WHEREAS, the Assignor is the owner of all right, title and interest in, to and under the intellectual property rights as set forth on the attached Schedule A.

     WHEREAS, the Agent and the Assignor have entered into a Security Agreement of even date herewith (as such agreement may be amended from time to time hereafter, the "Security Agreement"), pursuant to which the Assignor granted to the Agent a security interest in certain Collateral (as defined in the Security Agreement) of Assignor, including but not limited to Assignor's General Intangibles (as defined in the Security Agreement) which include, but are not limited to, the intellectual property set forth on Schedule A hereto, as security for the payment or performance of Assignor's Secured Obligations (as defined in the Security Agreement), and pursuant to which the Assignor therein agreed to execute and cause to be filed all such further instruments and documents as Agent may request for preserving the security interest.

     WHEREAS, the Agent has requested that the Assignor execute and deliver this Instrument for the purpose of collaterally assigning its interests in, and placing in the public record of the United States Patent and Trademark Office the collateral assignment granted pursuant hereto to the Agent in, certain of the Assignor's Collateral for the benefit of the Banks.

     NOW, THEREFORE, in consideration of the foregoing premises, and intending to be legally bound hereby, Assignor and Agent, on behalf of the Banks, hereby agree as follows:

          1.   Definition of Terms Used Herein.  All capitalized terms not
               -------------------------------
otherwise defined herein shall have the meanings set forth in the Credit Agreement.

          2. Assignment and Security Interest. As confirmation of the security interest granted by Assignor under the Security Agreement to secure the complete and timely satisfaction of all Secured Obligations, Assignor hereby ratifies the creation and grant of the security interest in, and further, to secure the complete and timely satisfaction of all Secured Obligations, Assignor does hereby hypothecate (subject to paragraph 6 hereof), as collateral security, to the Agent: (i) the United States patent and patent applications owned by Assignor, all reissue, divisional, continuation, or continuation-in-part patent applications and patents related thereto, and all renewals and extensions thereof and reexamination certificates relating thereto; including, without limitation, all proceeds (such as license royalties or proceeds of infringements suits), and all rights to sue for past, present, and future infringements (collectively called the "Patents"); and (ii) all of Assignor's trademark applications, trademarks (whether registered, unregistered or for which an application to register has been filed), service mark applications, service marks (whether registered, unregistered or for which an application to register has been filed) and tradenames, together with the goodwill of the business related thereto; including without limitation all renewals thereof and all proceeds (such as license royalties or proceeds of infringement suits), and all rights to sue for past, present and future infringements (collectively called the "Marks"). All registered Patents and Marks are and shall be listed on Schedule A.

          3.   Right to Inspect.  Assignor hereby confirms the right of the
               ----------------
Agent and its employees and agents to visit Assignor's plants and facilities where products sold or services provided under any of the Marks are manufactured, inspected, stored, or provided, and to inspect and review the products and quality control records relating thereto at reasonable times. Assignor confirms its commitment to do any and all acts required by the Agent to ensure maintenance of quality standards for such products and services. The time and frequency of such inspections shall be consistent with those in Section 7.1 of the Credit Agreement.

          4.   Future Intellectual Property.  If, before the Secured Obligations
               ----------------------------
shall have been satisfied in full, Assignor shall either obtain rights to any invention or become entitled to any rights under or the benefit of any United States or foreign patent application or patent, including any reissue, divisional, continuation, or continuation-in-part patent applications or reexamination certificates related to any of the Patents or to any improvement on any of the Patents, or shall obtain rights in any United States or foreign trademark, service mark or tradename or any registrations or applications for registration thereof, the provisions of paragraph 2 (except for the Schedule which will contain only registered Patents and Marks) shall automatically apply thereto and Assignor shall give to the Agent prompt notice thereof in writing.

          5.   Modification by Agent.  Assignor authorizes the Agent to modify
               ---------------------
this Instrument by amending Schedule A to include all federally registered Patents and Marks which hereafter fall within the scope of paragraph 2 or paragraph 4 hereof.

          6.   Retention of Rights.  Unless and until there shall have occurred
               -------------------
and be continuing an Event of Default, as defined in the Credit Agreement, the Assignor shall retain the legal and equitable title to the Patents and the Marks and shall have the right to use the Patents and the Marks in the ordinary course of its business. Assignor agrees, except as provided in the Credit Agreement, not to sell or assign its interest in, or grant any license under the Patents or Marks without the prior written consent of the Agent; provided, however that nothing herein contained shall prohibit the Assignor from failing to continue the prosecution of, maintain, renew or otherwise abandoning any item included in the Marks or the Patents, if in the Assignor's reasonable judgment, the retention of such items is not material to the proper conduct of Assignor's business.

          7.   Agents Rights and Obligations As Secured Party.  If any Event of
               ----------------------------------------------
Default shall have occurred and be continuing under either the Credit Agreement or the Security Agreement, the Agent shall have all those rights and remedies given it under the Security Agreement and those allowed by law.

          8.   Release of Interest.  At such time as Assignor shall completely
               -------------------
satisfy all of the Secured Obligations, Agent shall execute and deliver to Assignor all deeds, assignments and other instruments as may be necessary or proper to release its interests in and to the Patents and Marks subject to any disposition thereof which may have been made by the Agent pursuant to the Security Agreement or hereto.

          9.   Cumulative Rights; Confirmation of Rights and Obligations Under
               ---------------------------------------------------------------
Security Agreement.  All of the Agent's rights and remedies with respect to the
------------------
Patents and Marks, whether established hereby, the Security Agreement or by law shall be cumulative and may be exercised singularly or concurrently. The Assignor hereby ratifies and confirms all of its obligations contained in the Security Agreement and confirms in the Agent for the benefit of the Banks all of the rights granted to the Agent thereunder by the Assignor.

          10.  Binding Instrument; Assignments.  This Instrument, and the terms,
               -------------------------------
covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Assignor shall not be permitted to assign this Instrument or any interest herein or in the Collateral, or any part thereof, or otherwise pledge, encumber or grant any option with respect to the Collateral, or any part thereof, or any cash or property held by the Agent as Collateral under this Instrument, except as contemplated by the Security Agreement or the Credit Agreement.

          11.  Governing Law.  This Instrument shall be construed in accordance
               -------------
with and governed by the laws of the Commonwealth of Pennsylvania, exclusive of its rules on choice of law.

          12.  Notices.  All communications and notices hereunder shall be in
               -------
writing and given as provided in Section 10.6 of the Credit Agreement in the case of the Assignor or the Agent.

          13.  Severability.  In case any one or more of the provisions
               ------------
contained in this Instrument should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired.

          14.  Section Headings.  Section headings used herein are for
               ----------------
convenience only and are not to affect the construction of, or to be taken into consideration in interpreting, this Instrument.

          15.  Counterparts.  This Instrument may be executed in two or more
               ------------
counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

               WITNESS, the execution hereof as of December 23, 1996.



ATTEST:                             PHARMACY I.V. ASSOCIATES, INC.


/s/ Doreen Wiman                    By: /s/ J. Jeffrey Fox
---------------------                   -------------------------
Name: Doreen Wiman                  Name:   J. Jeffrey Fox
                                         ------------------------
                                    Title:      CFO
                                          -----------------------


                                    PNC BANK, NATIONAL
                                    ASSOCIATION, AS AGENT



                                    By: ___________________________
                                    Name: _________________________
                                    Title: ________________________

                                   EXHIBIT A

                        REGISTERED PATENTS AND MARKS OF

                         PHARMACY LV. ASSOCIATES, INC.


 ____________________________________________________________________________

                                     NONE

                 COLLATERAL ASSIGNMENT OF AND RATIFICATION OF
               SECURITY INTEREST IN INTELLECTUAL PROPERTY RIGHTS


     THIS COLLATERAL ASSIGNMENT OF AND RATIFICATION OF SECURITY INTEREST IN INTELLECTUAL PROPERTY RIGHTS (this "INSTRUMENT") is entered into this 23rd day of December, 1996 by and between HOME CARE OF COLUMBIA, INC., a Missouri corporation (the "ASSIGNOR"), and PNC BANK, NATIONAL ASSOCIATION, as agent for the Banks (as defined in the hereinafter defined Credit Agreement) (the "AGENT"), with an address at One PNC Plaza, 249 5th Avenue, Pittsburgh, Pennsylvania 15222-2709. All terms capitalized but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement (as hereinafter defined), unless the context otherwise requires.

     WHEREAS, the Assignor, its subsidiaries, the Agent and the Banks have entered into that certain Credit Agreement of even date herewith (as the same may be amended, modified, supplemented or restated from time to time, the "CREDIT AGREEMENT"), pursuant to which the Banks have agreed to extend to the Company, upon the terms and subject to the conditions set forth therein, a revolving credit facility in an aggregate principal amount not to exceed $30,000,000.

     WHEREAS, the Assignor is the owner of all right, title and interest in, to and under the intellectual property rights as set forth on the attached Schedule A.

     WHEREAS, the Agent and the Assignor have entered into a Security Agreement of even date herewith (as such agreement may be amended from time to time hereafter, the "Security Agreement"), pursuant to which the Assignor granted to the Agent a security interest in certain Collateral (as defined in the Security Agreement) of Assignor, including but not limited to Assignor's General Intangibles (as defined in the Security Agreement) which include, but are not limited to, the intellectual property set forth on Schedule A hereto, as security for the payment or performance of Assignor's Secured Obligations (as defined in the Security Agreement), and pursuant to which the Assignor therein agreed to execute and cause to be filed all such further instruments and documents as Agent may request for preserving the security interest.

     WHEREAS, the Agent has requested that the Assignor execute and deliver this Instrument for the purpose of collaterally assigning its interests in, and placing in the public record of the United States Patent and Trademark Office the collateral assignment granted pursuant hereto to the Agent in, certain of the Assignor's Collateral for the benefit of the Banks.

     NOW, THEREFORE, in consideration of the foregoing premises, and intending to be legally bound hereby, Assignor and Agent, on behalf of the Banks, hereby agree as follows:

          1.   Definition of Terms Used Herein.  All capitalized terms not
               -------------------------------
otherwise defined herein shall have the meanings set forth in the Credit Agreement.

          2.   Assignment and Security Interest.  As confirmation of the
               --------------------------------
security interest granted by Assignor under the Security Agreement to secure the complete and timely satisfaction of all Secured Obligations, Assignor hereby ratifies the creation and grant of the security interest in, and further, to secure the complete and timely satisfaction of all Secured Obligations, Assignor does hereby hypothecate (subject to paragraph 6 hereof), as collateral security, to the Agent: (i) the United States patent and patent applications owned by Assignor, all reissue, divisional, continuation, or continuation-in-part patent applications and patents related thereto, and all renewals and extensions thereof and reexamination certificates relating thereto; including, without limitation, all proceeds (such as license royalties or proceeds of infringements suits), and all rights to sue for past, present, and future infringements (collectively called the "Patents"); and (ii) all of Assignor's trademark applications, trademarks (whether registered, unregistered or for which an application to register has been filed), service mark applications, service marks (whether registered, unregistered or for which an application to register has been filed) and tradenames, together with the goodwill of the business related thereto; including without limitation all renewals thereof and all proceeds (such as license royalties or proceeds of infringement suits), and all rights to sue for past, present and future infringements (collectively called the "Marks"). All registered Patents and Marks are and shall be listed on Schedule A.

          3.  Right to Inspect.  Assignor hereby confirms the right of the Agent
              ----------------
and its employees and agents to visit Assignor's plants and facilities where products sold or services provided under any of the Marks are manufactured, inspected, stored, or provided, and to inspect and review the products and quality control records relating thereto at reasonable times. Assignor confirms its commitment to do any and all acts required by the Agent to ensure maintenance of quality standards for such products and services. The time and frequency of such inspections shall be consistent with those in Section 7.1 of the Credit Agreement.

          4.  Future Intellectual Property.  If, before the Secured Obligations
              ----------------------------
shall have been satisfied in full, Assignor shall either obtain rights to any invention or become entitled to any rights under or the benefit of any United States or foreign patent application or patent, including any reissue, divisional, continuation, or continuation-in-part patent applications or reexamination certificates related to any of the Patents or to any improvement on any of the Patents, or shall obtain rights in any United States or foreign trademark, service mark or tradename or any registrations or applications for registration thereof, the provisions of paragraph 2 (except for the Schedule which will contain only registered Patents and Marks) shall automatically apply thereto and Assignor shall give to the Agent prompt notice thereof in writing.

          5.   Modification by Agent.  Assignor authorizes the Agent to modify
               ---------------------
this Instrument by amending Schedule A to include all federally registered Patents and Marks which hereafter fall within the scope of paragraph 2 or paragraph 4 hereof.

          6.   Retention of Rights.  Unless and until there shall have occurred
               -------------------
and be continuing an Event of Default, as defined in the Credit Agreement, the Assignor shall retain the legal and equitable title to the Patents and the Marks and shall have the right to use the Patents and the Marks in the ordinary course of its business. Assignor agrees, except as provided in the Credit Agreement, not to sell or assign its interest in, or grant any license under the Patents or Marks without the prior written consent of the Agent; provided, however that nothing herein contained shall prohibit the Assignor from failing to continue the prosecution of, maintain, renew or otherwise abandoning any item included in the Marks or the Patents, if in the Assignor's reasonable judgment, the retention of such items is not material to the proper conduct of Assignor's business.

          7.   Agents Rights and Obligations As Secured Party.  If any Event of
               ----------------------------------------------
Default shall have occurred and be continuing under either the Credit Agreement or the Security Agreement, the Agent shall have all those rights and remedies given it under the Security Agreement and those allowed by law.

          8.   Release of Interest.  At such time as Assignor shall completely
               -------------------
satisfy all of the Secured Obligations, Agent shall execute and deliver to Assignor all deeds, assignments and other instruments as may be necessary or proper to release its interests in and to the Patents and Marks subject to any disposition thereof which may have been made by the Agent pursuant to the Security Agreement or hereto.

          9.   Cumulative Rights; Confirmation of Rights and Obligations Under
               ---------------------------------------------------------------
Security Agreement.  All of the Agent's rights and remedies with respect to the
------------------
Patents and Marks, whether established hereby, the Security Agreement or by law shall be cumulative and may be exercised singularly or concurrently. The Assignor hereby ratifies and confirms all of its obligations contained in the Security Agreement and confirms in the Agent for the benefit of the Banks all of the rights granted to the Agent thereunder by the Assignor.

          10.  Binding Instrument; Assignments.  This Instrument, and the terms,
               -------------------------------
covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Assignor shall not be permitted to assign this Instrument or any interest herein or in the Collateral, or any part thereof, or otherwise pledge, encumber or grant any option with respect to the Collateral, or any part thereof, or any cash or property held by the Agent as Collateral under this Instrument, except as contemplated by the Security Agreement or the Credit Agreement.

          11.  Governing Law.  This Instrument shall be construed in accordance
               -------------
with and governed by the laws of the Commonwealth of Pennsylvania, exclusive of its rules on choice of law.

          12.  Notices.  All communications and notices hereunder shall be in
               -------
writing and given as provided in Section 10.6 of the Credit Agreement in the case of the Assignor or the Agent.

          13.  Severability.  In case any one or more of the provisions
               ------------
contained in this Instrument should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired.

          14.  Section Headings.  Section headings used herein are for
               ----------------
convenience only and are not to affect the construction of, or to be taken into consideration in interpreting, this Instrument.

          15.  Counterparts.  This Instrument may be executed in two or more
               ------------
counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

               WITNESS, the execution hereof as of December 23, 1996.



ATTEST:                             HOME CARE OF COLUMBIA, INC.



By:/s/ Doreen Wiman                 By:/s/ J. Jeffrey Fox
   -----------------------             -------------------------
Name: Doreen Wiman                  Name: J. Jeffrey Fox
     ---------------------               -----------------------
                                    Title:     CFO
                                          ----------------------



                                    PNC BANK, NATIONAL
                                    ASSOCIATION, AS AGENT



                                    By: ___________________________
                                    Name: _________________________
                                    Title: ________________________

                                   EXHIBIT A

                        REGISTERED PATENTS AND MARKS OF

                          HOME CARE OF COLUMBIA, INC.


 ____________________________________________________________________________

                                     NONE

                 COLLATERAL ASSIGNMENT OF AND RATIFICATION OF
               SECURITY INTEREST IN INTELLECTUAL PROPERTY RIGHTS


     THIS COLLATERAL ASSIGNMENT OF AND RATIFICATION OF SECURITY INTEREST IN INTELLECTUAL PROPERTY RIGHTS (this "INSTRUMENT") is entered into this 23rd day of December, 1996 by and between YOUNG'S I.V. THERAPY, INC., a Pennsylvania corporation (the "ASSIGNOR"), and PNC BANK, NATIONAL ASSOCIATION, as agent for the Banks (as defined in the hereinafter defined Credit Agreement) (the "AGENT"), with an address at One PNC Plaza, 249 5th Avenue, Pittsburgh, Pennsylvania 15222-2709. All terms capitalized but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement (as hereinafter defined), unless the context otherwise requires.

     WHEREAS, the Assignor, its subsidiaries, the Agent and the Banks have entered into that certain Credit Agreement of even date herewith (as the same may be amended, modified, supplemented or restated from time to time, the "CREDIT AGREEMENT"), pursuant to which the Banks have agreed to extend to the Company, upon the terms and subject to the conditions set forth therein, a revolving credit facility in an aggregate principal amount not to exceed $30,000,000.

     WHEREAS, the Assignor is the owner of all right, title and interest in, to and under the intellectual property rights as set forth on the attached Schedule A.

     WHEREAS, the Agent and the Assignor have entered into a Security Agreement of even date herewith (as such agreement may be amended from time to time hereafter, the "Security Agreement"), pursuant to which the Assignor granted to the Agent a security interest in certain Collateral (as defined in the Security Agreement) of Assignor, including but not limited to Assignor's General Intangibles (as defined in the Security Agreement) which include, but are not limited to, the intellectual property set forth on Schedule A hereto, as security for the payment or performance of Assignor's Secured Obligations (as defined in the Security Agreement), and pursuant to which the Assignor therein agreed to execute and cause to be filed all such further instruments and documents as Agent may request for preserving the security interest.

     WHEREAS, the Agent has requested that the Assignor execute and deliver this Instrument for the purpose of collaterally assigning its interests in, and placing in the public record of the United States Patent and Trademark Office the collateral assignment granted pursuant hereto to the Agent in, certain of the Assignor's Collateral for the benefit of the Banks.

     NOW, THEREFORE, in consideration of the foregoing premises, and intending to be legally bound hereby, Assignor and Agent, on behalf of the Banks, hereby agree as follows:

          1.   Definition of Terms Used Herein.  All capitalized terms not
               -------------------------------
otherwise defined herein shall have the meanings set forth in the Credit Agreement.

          2.   Assignment and Security Interest.  As confirmation of the
               --------------------------------
security interest granted by Assignor under the Security Agreement to secure the complete and timely satisfaction of all Secured Obligations, Assignor hereby ratifies the creation and grant of the security interest in, and further, to secure the complete and timely satisfaction of all Secured Obligations, Assignor does hereby hypothecate (subject to paragraph 6 hereof), as collateral security, to the Agent: (i) the United States patent and patent applications owned by Assignor, all reissue, divisional, continuation, or continuation-in-part patent applications and patents related thereto, and all renewals and extensions thereof and reexamination certificates relating thereto; including, without limitation, all proceeds (such as license royalties or proceeds of infringements suits), and all rights to sue for past, present, and future infringements (collectively called the "Patents"); and (ii) all of Assignor's trademark applications, trademarks (whether registered, unregistered or for which an application to register has been filed), service mark applications, service marks (whether registered, unregistered or for which an application to register has been filed) and tradenames, together with the goodwill of the business related thereto; including without limitation all renewals thereof and all proceeds (such as license royalties or proceeds of infringement suits), and all rights to sue for past, present and future infringements (collectively called the "Marks"). All registered Patents and Marks are and shall be listed on Schedule A.

          3.   Right to Inspect.  Assignor hereby confirms the right of the
               ----------------
Agent and its employees and agents to visit Assignor's plants and facilities where products sold or services provided under any of the Marks are manufactured, inspected, stored, or provided, and to inspect and review the products and quality control records relating thereto at reasonable times. Assignor confirms its commitment to do any and all acts required by the Agent to ensure maintenance of quality standards for such products and services. The time and frequency of such inspections shall be consistent with those in Section 7.1 of the Credit Agreement.

          4.   Future Intellectual Property.  If, before the Secured Obligations
               ----------------------------
shall have been satisfied in full, Assignor shall either obtain rights to any invention or become entitled to any rights under or the benefit of any United States or foreign patent application or patent, including any reissue, divisional, continuation, or continuation-in-part patent applications or reexamination certificates related to any of the Patents or to any improvement on any of the Patents, or shall obtain rights in any United States or foreign trademark, service mark or tradename or any registrations or applications for registration thereof, the provisions of paragraph 2 (except for the Schedule which will contain only registered Patents and Marks) shall automatically apply thereto and Assignor shall give to the Agent prompt notice thereof in writing.

          5.   Modification by Agent.  Assignor authorizes the Agent to modify
               ---------------------
this Instrument by amending Schedule A to include all federally registered Patents and Marks which hereafter fall within the scope of paragraph 2 or paragraph 4 hereof.

          6.   Retention of Rights.  Unless and until there shall have occurred
               -------------------
and be continuing an Event of Default, as defined in the Credit Agreement, the Assignor shall retain the legal and equitable title to the Patents and the Marks and shall have the right to use the Patents and the Marks in the ordinary course of its business. Assignor agrees, except as provided in the Credit Agreement, not to sell or assign its interest in, or grant any license under the Patents or Marks without the prior written consent of the Agent; provided, however that nothing herein contained shall prohibit the Assignor from failing to continue the prosecution of, maintain, renew or otherwise abandoning any item included in the Marks or the Patents, if in the Assignor's reasonable judgment, the retention of such items is not material to the proper conduct of Assignor's business.

          7.   Agents Rights and Obligations As Secured Party.  If any Event of
               ----------------------------------------------
Default shall have occurred and be continuing under either the Credit Agreement or the Security Agreement, the Agent shall have all those rights and remedies given it under the Security Agreement and those allowed by law.

          8.   Release of Interest.  At such time as Assignor shall completely
               -------------------
satisfy all of the Secured Obligations, Agent shall execute and deliver to Assignor all deeds, assignments and other instruments as may be necessary or proper to release its interests in and to the Patents and Marks subject to any disposition thereof which may have been made by the Agent pursuant to the Security Agreement or hereto.

          9.   Cumulative Rights; Confirmation of Rights and Obligations Under
               ---------------------------------------------------------------
Security Agreement.  All of the Agent's rights and remedies with respect to the
------------------
Patents and Marks, whether established hereby, the Security Agreement or by law shall be cumulative and may be exercised singularly or concurrently. The Assignor hereby ratifies and confirms all of its obligations contained in the Security Agreement and confirms in the Agent for the benefit of the Banks all of the rights granted to the Agent thereunder by the Assignor.

          10.  Binding Instrument; Assignments.  This Instrument, and the terms,
               -------------------------------
covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Assignor shall not be permitted to assign this Instrument or any interest herein or in the Collateral, or any part thereof, or otherwise pledge, encumber or grant any option with respect to the Collateral, or any part thereof, or any cash or property held by the Agent as Collateral under this Instrument, except as contemplated by the Security Agreement or the Credit Agreement.

          11.  Governing Law.  This Instrument shall be construed in accordance
               -------------
with and governed by the laws of the Commonwealth of Pennsylvania, exclusive of its rules on choice of law.

          12.  Notices.  All communications and notices hereunder shall be in
               -------
writing and given as provided in Section 10.6 of the Credit Agreement in the case of the Assignor or the Agent.

          13.  Severability.  In case any one or more of the provisions
               ------------
contained in this Instrument should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired.

          14.  Section Headings.  Section headings used herein are for
               ----------------
convenience only and are not to affect the construction of, or to be taken into consideration in interpreting, this Instrument.

          15.  Counterparts.  This Instrument may be executed in two or more
               ------------
counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

          WITNESS, the execution hereof as of December 23, 1996.



ATTEST:                                   YOUNG'S I.V. THERAPY, INC.


/s/ Doreen Wiman
---------------------------               By: /s/ J. Jeffrey Fox
Name:  Doreen Wiman                           -----------------------------
     ----------------------                      J. Jeffrey Fox
                                          Name ---------------------------
                                          Title:           CFO
                                                 -------------------------


                                          PNC BANK, NATIONAL
                                          ASSOCIATION, AS AGENT



                                          By: ____________________________
                                          Name: __________________________
                                          Title: _________________________

                                   EXHIBIT A

                        REGISTERED PATENTS AND MARKS OF

                           YOUNG'S LV. THERAPY, INC.


 ____________________________________________________________________________

                                     NONE

                 COLLATERAL ASSIGNMENT OF AND RATIFICATION OF
               SECURITY INTEREST IN INTELLECTUAL PROPERTY RIGHTS


     THIS COLLATERAL ASSIGNMENT OF AND RATIFICATION OF SECURITY INTEREST IN INTELLECTUAL PROPERTY RIGHTS (this "INSTRUMENT") is entered into this 23rd day of December, 1996 by and between HOME INFUSION THERAPY OF BULLHEAD CITY, INC., a Delaware corporation; (the "ASSIGNOR"), and PNC BANK, NATIONAL ASSOCIATION, as agent for the Banks (as defined in the hereinafter defined Credit Agreement) (the "AGENT"), with an address at One PNC Plaza, 249 5th Avenue, Pittsburgh, Pennsylvania 15222-2709. All terms capitalized but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement (as herei nafter defined), unless the context otherwise requires.

     WHEREAS, the Assignor, its subsidiaries, the Agent and the Banks have entered into that certain Credit Agreement of even date herewith (as the same may be amended, modified, supplemented or restated from time to time, the "CREDIT AGREEMENT"), pursuant to which the Banks have agreed to extend to the Company, upon the terms and subject to the conditions set forth therein, a revolving credit facility in an aggregate principal amount not to exceed $30,000,000.

     WHEREAS, the Assignor is the owner of all right, title and interest in, to and under the intellectual property rights as set forth on the attached Schedule A.

     WHEREAS, the Agent and the Assignor have entered into a Security Agreement of even date herewith (as such agreement may be amended from time to time hereafter, the "Security Agreement"), pursuant to which the Assignor granted to the Agent a security interest in certain Collateral (as defined in the Security Agreement) of Assignor, including but not limited to Assignor's General Intangibles (as defined in the Security Agreement) which include, but are not limited to, the intellectual property set forth on Schedule A hereto, as security for the payment or performance of Assignor's Secured Obligations (as defined in the Security Agreement), and pursuant to which the Assignor therein agreed to execute and cause to be filed all such further instruments and documents as Agent may request for preserving the security interest.

     WHEREAS, the Agent has requested that the Assignor execute and deliver this Instrument for the purpose of collaterally assigning its interests in, and placing in the public record of the United States Patent and Trademark Office the collateral assignment granted pursuant hereto to the Agent in, certain of the Assignor's Collateral for the benefit of the Banks.

     NOW, THEREFORE, in consideration of the foregoing premises, and intending to be legally bound hereby, Assignor and Agent, on behalf of the Banks, hereby agree as follows:

          1.   Definition of Terms Used Herein.  All capitalized terms not
               -------------------------------
otherwise defined herein shall have the meanings set forth in the Credit Agreement.

          2.   Assignment and Security Interest.  As confirmation of the
               --------------------------------
security interest granted by Assignor under the Security Agreement to secure the complete and timely satisfaction of all Secured Obligations, Assignor hereby ratifies the creation and grant of the security interest in, and further, to secure the complete and timely satisfaction of all Secured Obligations, Assignor does hereby hypothecate (subject to paragraph 6 hereof), as collateral security, to the Agent: (i) the United States patent and patent applications owned by Assignor, all reissue, divisional, continuation, or continuation-in-part patent applications and patents related thereto, and all renewals and extensions thereof and reexamination certificates relating thereto; including, without limitation, all proceeds (such as license royalties or proceeds of infringements suits), and all rights to sue for past, present, and future infringements (collectively called the "Patents"); and (ii) all of Assignor's trademark applications, trademarks (whether registered, unregistered or for which an application to register has been filed), service mark applications, service marks (whether registered, unregistered or for which an application to register has been filed) and tradenames, together with the goodwill of the business related thereto; including without limitation all renewals thereof and all proceeds (such as license royalties or proceeds of infringement suits), and all rights to sue for past, present and future infringements (collectively called the "Marks"). All registered Patents and Marks are and shall be listed on Schedule A.

          3.   Right to Inspect.  Assignor hereby confirms the right of the
               ----------------
Agent and its employees and agents to visit Assignor's plants and facilities where products sold or services provided under any of the Marks are manufactured, inspected, stored, or provided, and to inspect and review the products and quality control records relating thereto at reasonable times. Assignor confirms its commitment to do any and all acts required by the Agent to ensure maintenance of quality standards for such products and services. The time and frequency of such inspections shall be consistent with those in Section 7.1 of the Credit Agreement.

          4.   Future Intellectual Property.  If, before the Secured Obligations
               ----------------------------
shall have been satisfied in full, Assignor shall either obtain rights to any invention or become entitled to any rights under or the benefit of any United States or foreign patent application or patent, including any reissue, divisional, continuation, or continuation-in-part patent applications or reexamination certificates related to any of the Patents or to any improvement on any of the Patents, or shall obtain rights in any United States or foreign trademark, service mark or tradename or any registrations or applications for registration thereof, the provisions of paragraph 2 (except for the Schedule which will contain only registered Patents and Marks) shall automatically apply thereto and Assignor shall give to the Agent prompt notice thereof in writing.

          5.   Modification by Agent.  Assignor authorizes the Agent to modify
               ---------------------
this Instrument by amending Schedule A to include all federally registered Patents and Marks which hereafter fall within the scope of paragraph 2 or paragraph 4 hereof.

          6.   Retention of Rights.  Unless and until there shall have occurred
               -------------------
and be continuing an Event of Default, as defined in the Credit Agreement, the Assignor shall retain the legal and equitable title to the Patents and the Marks and shall have the right to use the Patents and the Marks in the ordinary course of its business. Assignor agrees, except as provided in the Credit Agreement, not to sell or assign its interest in, or grant any license under the Patents or Marks without the prior written consent of the Agent; provided, however that nothing herein contained shall prohibit the Assignor from failing to continue the prosecution of, maintain, renew or otherwise abandoning any item included in the Marks or the Patents, if in the Assignor's reasonable judgment, the retention of such items is not material to the proper conduct of Assignor's business.

          7.   Agents Rights and Obligations As Secured Party.  If any Event of
               ----------------------------------------------
Default shall have occurred and be continuing under either the Credit Agreement or the Security Agreement, the Agent shall have all those rights and remedies given it under the Security Agreement and those allowed by law.

          8.   Release of Interest.  At such time as Assignor shall completely
               -------------------
satisfy all of the Secured Obligations, Agent shall execute and deliver to Assignor all deeds, assignments and other instruments as may be necessary or proper to release its interests in and to the Patents and Marks subject to any disposition thereof which may have been made by the Agent pursuant to the Security Agreement or hereto.

          9.   Cumulative Rights; Confirmation of Rights and Obligations Under
               ---------------------------------------------------------------
Security Agreement.  All of the Agent's rights and remedies with respect to the
------------------
Patents and Marks, whether established hereby, the Security Agreement or by law shall be cumulative and may be exercised singularly or concurrently. The Assignor hereby ratifies and confirms all of its obligations contained in the Security Agreement and confirms in the Agent for the benefit of the Banks all of the rights granted to the Agent thereunder by the Assignor.

          10.  Binding Instrument; Assignments.  This Instrument, and the terms,
               -------------------------------
covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Assignor shall not be permitted to assign this Instrument or any interest herein or in the Collateral, or any part thereof, or otherwise pledge, encumber or grant any option with respect to the Collateral, or any part thereof, or any cash or property held by the Agent as Collateral under this Instrument, except as contemplated by the Security Agreement or the Credit Agreement.

          11.  Governing Law.  This Instrument shall be construed in accordance
               -------------
with and governed by the laws of the Commonwealth of Pennsylvania, exclusive of its rules on choice of law.

          12.  Notices.  All communications and notices hereunder shall be in
               -------
writing and given as provided in Section 10.6 of the Credit Agreement in the case of the Assignor or the Agent.

          13.  Severability.  In case any one or more of the provisions
               ------------
contained in this Instrument should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired.

          14.  Section Headings.  Section headings used herein are for
               ----------------
convenience only and are not to affect the construction of, or to be taken into consideration in interpreting, this Instrument.

          15.  Counterparts.  This Instrument may be executed in two or more
               ------------
counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

          WITNESS, the execution hereof as of December 23, 1996.



ATTEST:                                HOME INFUSION THERAPY OF
                                       BULLHEAD CITY, INC.


/s/ Doreen Wiman                             /s/  J. Jeffrey Fox
-------------------------              By: ----------------------------
Name:  Doreen Wiman                    Name: /s/  J. Jeffrey Fox
      -------------------                    --------------------------
                                                          CFO
                                       Title: -------------------------



                                       PNC BANK, NATIONAL
                                       ASSOCIATION, AS AGENT



                                       By: ____________________________
                                       Name:___________________________
                                       Title:__________________________

                                   EXHIBIT A

                        REGISTERED PATENTS AND MARKS OF

                 HOME INFUSION THERAPY OF BULLHEAD CITY, INC.


 ____________________________________________________________________________

                                     NONE

                 COLLATERAL ASSIGNMENT OF AND RATIFICATION OF
               SECURITY INTEREST IN INTELLECTUAL PROPERTY RIGHTS


          THIS COLLATERAL ASSIGNMENT OF AND RATIFICATION OF SECURITY INTEREST IN INTELLECTUAL PROPERTY RIGHTS (this "INSTRUMENT") is entered into this 23rd day of December, 1996 by and between WHATCOM PHARMACEUTICAL SERVICES, INC., a Washington corporation (the "ASSIGNOR"), and PNC BANK, NATIONAL ASSOCIATION, as agent for the Banks (as defined in the hereinafter defined Credit Agreement) (the "AGENT"), with an address at One PNC Plaza, 249 5th Avenue, Pittsburgh, Pennsylvania 15222-2709. All terms capitalized but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement (as hereinafter defined), unless the context otherwise requires.

          WHEREAS, the Assignor, its subsidiaries, the Agent and the Banks have entered into that certain Credit Agreement of even date herewith (as the same may be amended, modified, supplemented or restated from time to time, the "CREDIT AGREEMENT"), pursuant to which the Banks have agreed to extend to the Company, upon the terms and subject to the conditions set forth therein, a revolving credit facility in an aggregate principal amount not to exceed $30,000,000.

          WHEREAS, the Assignor is the owner of all right, title and interest in, to and under the intellectual property rights as set forth on the attached Schedule A.

          WHEREAS, the Agent and the Assignor have entered into a Security Agreement of even date herewith (as such agreement may be amended from time to time hereafter, the "Security Agreement"), pursuant to which the Assignor granted to the Agent a security interest in certain Collateral (as defined in the Security Agreement) of Assignor, including but not limited to Assignor's General Intangibles (as defined in the Security Agreement) which include, but are not limited to, the intellectual property set forth on Schedule A hereto, as security for the payment or performance of Assignor's Secured Obligations (as defined in the Security Agreement), and pursuant to which the Assignor therein agreed to execute and cause to be filed all such further instruments and documents as Agent may request for preserving the security interest.

          WHEREAS, the Agent has requested that the Assignor execute and deliver this Instrument for the purpose of collaterally assigning its interests in, and placing in the public record of the United States Patent and Trademark Office the collateral assignment granted pursuant hereto to the Agent in, certain of the Assignor's Collateral for the benefit of the Banks.

          NOW, THEREFORE, in consideration of the foregoing premises, and intending to be legally bound hereby, Assignor and Agent, on behalf of the Banks, hereby agree as follows:

          1.   Definition of Terms Used Herein.  All capitalized terms not
               -------------------------------
otherwise defined herein shall have the meanings set forth in the Credit Agreement.

          2.   Assignment and Security Interest.  As confirmation of the
               --------------------------------
security interest granted by Assignor under the Security Agreement to secure the complete and timely satisfaction of all Secured Obligations, Assignor hereby ratifies the creation and grant of the security interest in, and further, to secure the complete and timely satisfaction of all Secured Obligations, Assignor does hereby hypothecate (subject to paragraph 6 hereof), as collateral security, to the Agent: (i) the United States patent and patent applications owned by Assignor, all reissue, divisional, continuation, or continuation-in-part patent applications and patents related thereto, and all renewals and extensions thereof and reexamination certificates relating thereto; including, without limitation, all proceeds (such as license royalties or proceeds of infringements suits), and all rights to sue for past, present, and future infringements (collectively called the "Patents"); and (ii) all of Assignor's trademark applications, trademarks (whether registered, unregistered or for which an application to register has been filed), service mark applications, service marks (whether registered, unregistered or for which an application to register has been filed) and tradenames, together with the goodwill of the business related thereto; including without limitation all renewals thereof and all proceeds (such as license royalties or proceeds of infringement suits), and all rights to sue for past, present and future infringements (collectively called the "Marks"). All registered Patents and Marks are and shall be listed on Schedule A.

          3.   Right to Inspect.  Assignor hereby confirms the right of the
               ----------------
Agent and its employees and agents to visit Assignor's plants and facilities where products sold or services provided under any of the Marks are manufactured, inspected, stored, or provided, and to inspect and review the products and quality control records relating thereto at reasonable times. Assignor confirms its commitment to do any and all acts required by the Agent to ensure maintenance of quality standards for such products and services. The time and frequency of such inspections shall be consistent with those in Section 7.1 of the Credit Agreement.

          4.   Future Intellectual Property.  If, before the Secured Obligations
               ----------------------------
shall have been satisfied in full, Assignor shall either obtain rights to any invention or become entitled to any rights under or the benefit of any United States or foreign patent application or patent, including any reissue, divisional, continuation, or continuation-in-part patent applications or reexamination certificates related to any of the Patents or to any improvement on any of the Patents, or shall obtain rights in any United States or foreign trademark, service mark or tradename or any registrations or applications for registration thereof, the provisions of paragraph 2 (except for the Schedule which will contain only registered Patents and Marks) shall automatically apply thereto and Assignor shall give to the Agent prompt notice thereof in writing.

          5.   Modification by Agent.  Assignor authorizes the Agent to modify
               ---------------------
this Instrument by amending Schedule A to include all federally registered Patents and Marks which hereafter fall within the scope of paragraph 2 or paragraph 4 hereof.

          6.   Retention of Rights.  Unless and until there shall have occurred
               -------------------
and be continuing an Event of Default, as defined in the Credit Agreement, the Assignor shall retain the legal and equitable title to the Patents and the Marks and shall have the right to use the Patents and the Marks in the ordinary course of its business. Assignor agrees, except as provided in the Credit Agreement, not to sell or assign its interest in, or grant any license under the Patents or Marks without the prior written consent of the Agent; provided, however that nothing herein contained shall prohibit the Assignor from failing to continue the prosecution of, maintain, renew or otherwise abandoning any item included in the Marks or the Patents, if in the Assignor's reasonable judgment, the retention of such items is not material to the proper conduct of Assignor's business.

          7.   Agents Rights and Obligations As Secured Party.  If any Event of
               ----------------------------------------------
Default shall have occurred and be continuing under either the Credit Agreement or the Security Agreement, the Agent shall have all those rights and remedies given it under the Security Agreement and those allowed by law.

          8.   Release of Interest.  At such time as Assignor shall completely
               -------------------
satisfy all of the Secured Obligations, Agent shall execute and deliver to Assignor all deeds, assignments and other instruments as may be necessary or proper to release its interests in and to the Patents and Marks subject to any disposition thereof which may have been made by the Agent pursuant to the Security Agreement or hereto.

          9.   Cumulative Rights; Confirmation of Rights and Obligations Under
               ---------------------------------------------------------------
Security Agreement.  All of the Agent's rights and remedies with respect to the
------------------
Patents and Marks, whether established hereby, the Security Agreement or by law shall be cumulative and may be exercised singularly or concurrently. The Assignor hereby ratifies and confirms all of its obligations contained in the Security Agreement and confirms in the Agent for the benefit of the Banks all of the rights granted to the Agent thereunder by the Assignor.

          10.  Binding Instrument; Assignments.  This Instrument, and the terms,
               -------------------------------
covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Assignor shall not be permitted to assign this Instrument or any interest herein or in the Collateral, or any part thereof, or otherwise pledge, encumber or grant any option with respect to the Collateral, or any part thereof, or any cash or property held by the Agent as Collateral under this Instrument, except as contemplated by the Security Agreement or the Credit Agreement.

          11.  Governing Law.  This Instrument shall be construed in accordance
               -------------
with and governed by the laws of the Commonwealth of Pennsylvania, exclusive of its rules on choice of law.

          12.  Notices.  All communications and notices hereunder shall be in
               -------
writing and given as provided in Section 10.6 of the Credit Agreement in the case of the Assignor or the Agent.

          13.  Severability.  In case any one or more of the provisions
               ------------
contained in this Instrument should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired.

          14.  Section Headings.  Section headings used herein are for
               ----------------
convenience only and are not to affect the construction of, or to be taken into consideration in interpreting, this Instrument.

          15.  Counterparts.  This Instrument may be executed in two or more
               ------------
counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

          WITNESS, the execution hereof as of December 23, 1996.


ATTEST:                                 WHATCOM PHARMACEUTICAL
                                        SERVICES, INC.

/s/ Doreen Wiman                        By: /s/ J. Jeffrey Fox
-------------------------                  ---------------------------------
Name: Doreen Wiman                      Name: J. Jeffrey Fox
     --------------------                    -------------------------------
                                        Title: CFO
                                              ------------------------------


                                        PNC BANK, NATIONAL ASSOCIATION,
                                        AS AGENT



                                        By: ________________________________
                                        Name: ______________________________
                                        Title: _____________________________

                                   EXHIBIT A

                        REGISTERED PATENTS AND MARKS OF

                     WHATCOM PHARMACEUTICAL SERVICES, INC.


 ____________________________________________________________________________

                                     NONE

                 COLLATERAL ASSIGNMENT OF AND RATIFICATION OF
               SECURITY INTEREST IN INTELLECTUAL PROPERTY RIGHTS


     THIS COLLATERAL ASSIGNMENT OF AND RATIFICATION OF SECURITY INTEREST IN INTELLECTUAL PROPERTY RIGHTS (this "INSTRUMENT") is entered into this 23rd day of December, 1996 by and between CORDESYS HEALTHCARE MANAGEMENT, INC., a Delaware corporation (the "ASSIGNOR"), and PNC BANK, NATIONAL ASSOCIATION, as agent for the Banks (as defined in the hereinafter defined Credit Agreement) (the "AGENT"), with an address at One PNC Plaza, 249 5th Avenue, Pittsburgh, Pennsylvania 15222-2709. All terms capitalized but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement (as hereinafter defined), unless the context otherwise requires.

     WHEREAS, the Assignor, its subsidiaries, the Agent and the Banks have entered into that certain Credit Agreement of even date herewith (as the same may be amended, modified, supplemented or restated from time to time, the "CREDIT AGREEMENT"), pursuant to which the Banks have agreed to extend to the Company, upon the terms and subject to the conditions set forth therein, a revolving credit facility in an aggregate principal amount not to exceed $30,000,000.

     WHEREAS, the Assignor is the owner of all right, title and interest in, to and under the intellectual property rights as set forth on the attached Schedule A.

     WHEREAS, the Agent and the Assignor have entered into a Security Agreement of even date herewith (as such agreement may be amended from time to time hereafter, the "Security Agreement"), pursuant to which the Assignor granted to the Agent a security interest in certain Collateral (as defined in the Security Agreement) of Assignor, including but not limited to Assignor's General Intangibles (as defined in the Security Agreement) which include, but are not limited to, the intellectual property set forth on Schedule A hereto, as security for the payment or performance of Assignor's Secured Obligations (as defined in the Security Agreement), and pursuant to which the Assignor therein agreed to execute and cause to be filed all such further instruments and documents as Agent may request for preserving the security interest.

     WHEREAS, the Agent has requested that the Assignor execute and deliver this Instrument for the purpose of collaterally assigning its interests in, and placing in the public record of the United States Patent and Trademark Office the collateral assignment granted pursuant hereto to the Agent in, certain of the Assignor's Collateral for the benefit of the Banks.

     NOW, THEREFORE, in consideration of the foregoing premises, and intending to be legally bound hereby, Assignor and Agent, on behalf of the Banks, hereby agree as follows:

          1.  Definition of Terms Used Herein.  All capitalized terms not
              -------------------------------
otherwise defined herein shall have the meanings set forth in the Credit Agreement.

          2.  Assignment and Security Interest.  As confirmation of the security
              --------------------------------
interest granted by Assignor under the Security Agreement to secure the complete and timely satisfaction of all Secured Obligations, Assignor hereby ratifies the creation and grant of the security interest in, and further, to secure the complete and timely satisfaction of all Secured Obligations, Assignor does hereby hypothecate (subject to paragraph 6 hereof), as collateral security, to the Agent: (i) the United States patent and patent applications owned by Assignor, all reissue, divisional, continuation, or continuation-in-part patent applications and patents related thereto, and all renewals and extensions thereof and reexamination certificates relating thereto; including, without limitation, all proceeds (such as license royalties or proceeds of infringements suits), and all rights to sue for past, present, and future infringements (collectively called the "Patents"); and (ii) all of Assignor's trademark applications, trademarks (whether registered, unregistered or for which an application to register has been filed), service mark applications, service marks (whether registered, unregistered or for which an application to register has been filed) and tradenames, together with the goodwill of the business related thereto; including without limitation all renewals thereof and all proceeds (such as license royalties or proceeds of infringement suits), and all rights to sue for past, present and future infringements (collectively called the "Marks"). All registered Patents and Marks are and shall be listed on Schedule A.

          3.  Right to Inspect.  Assignor hereby confirms the right of the Agent
              ----------------
and its employees and agents to visit Assignor's plants and facilities where products sold or services provided under any of the Marks are manufactured, inspected, stored, or provided, and to inspect and review the products and quality control records relating thereto at reasonable times. Assignor confirms its commitment to do any and all acts required by the Agent to ensure maintenance of quality standards for such products and services. The time and frequency of such inspections shall be consistent with those in Section 7.1 of the Credit Agreement.

          4.  Future Intellectual Property.  If, before the Secured Obligations
              ----------------------------
shall have been satisfied in full, Assignor shall either obtain rights to any invention or become entitled to any rights under or the benefit of any United States or foreign patent application or patent, including any reissue, divisional, continuation, or continuation-in-part patent applications or reexamination certificates related to any of the Patents or to any improvement on any of the Patents, or shall obtain rights in any United States or foreign trademark, service mark or tradename or any registrations or applications for registration thereof, the provisions of paragraph 2 (except for the Schedule which will contain only registered Patents and Marks) shall automatically apply thereto and Assignor shall give to the Agent prompt notice thereof in writing.

          5.  Modification by Agent.  Assignor authorizes the Agent to modify
              ---------------------
this Instrument by amending Schedule A to include all federally registered Patents and Marks which hereafter fall within the scope of paragraph 2 or paragraph 4 hereof.

          6.  Retention of Rights.  Unless and until there shall have occurred
              -------------------
and be continuing an Event of Default, as defined in the Credit Agreement, the Assignor shall retain the legal and equitable title to the Patents and the Marks and shall have the right to use the Patents and the Marks in the ordinary course of its business. Assignor agrees, except as provided in the Credit Agreement, not to sell or assign its interest in, or grant any license under the Patents or Marks without the prior written consent of the Agent; provided, however that nothing herein contained shall prohibit the Assignor from failing to continue the prosecution of, maintain, renew or otherwise abandoning any item included in the Marks or the Patents, if in the Assignor's reasonable judgment, the retention of such items is not material to the proper conduct of Assignor's business.

          7.  Agents Rights and Obligations As Secured Party.  If any Event of
              ----------------------------------------------
Default shall have occurred and be continuing under either the Credit Agreement or the Security Agreement, the Agent shall have all those rights and remedies given it under the Security Agreement and those allowed by law.

          8.  Release of Interest.  At such time as Assignor shall completely
              -------------------
satisfy all of the Secured Obligations, Agent shall execute and deliver to Assignor all deeds, assignments and other instruments as may be necessary or proper to release its interests in and to the Patents and Marks subject to any disposition thereof which may have been made by the Agent pursuant to the Security Agreement or hereto.

          9.  Cumulative Rights; Confirmation of Rights and Obligations Under
              ---------------------------------------------------------------
Security Agreement.  All of the Agent's rights and remedies with respect to the
------------------
Patents and Marks, whether established hereby, the Security Agreement or by law shall be cumulative and may be exercised singularly or concurrently. The Assignor hereby ratifies and confirms all of its obligations contained in the Security Agreement and confirms in the Agent for the benefit of the Banks all of the rights granted to the Agent thereunder by the Assignor.

          10.  Binding Instrument; Assignments.  This Instrument, and the terms,
               -------------------------------
covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Assignor shall not be permitted to assign this Instrument or any interest herein or in the Collateral, or any part thereof, or otherwise pledge, encumber or grant any option with respect to the Collateral, or any part thereof, or any cash or property held by the Agent as Collateral under this Instrument, except as contemplated by the Security Agreement or the Credit Agreement.

          11.  Governing Law.  This Instrument shall be construed in accordance
               -------------
with and governed by the laws of the Commonwealth of Pennsylvania, exclusive of its rules on choice of law.

          12.  Notices.  All communications and notices hereunder shall be in
               -------
writing and given as provided in Section 10.6 of the Credit Agreement in the case of the Assignor or the Agent.

          13.  Severability.  In case any one or more of the provisions
               ------------
contained in this Instrument should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired.

          14.  Section Headings.  Section headings used herein are for
               ----------------
convenience only and are not to affect the construction of, or to be taken into consideration in interpreting, this Instrument.

          15.  Counterparts.  This Instrument may be executed in two or more
               ------------
counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

          WITNESS, the execution hereof as of December 23, 1996.



ATTEST:                                 CORDESYS HEALTHCARE
                                        MANAGEMENT, INC.



/s/ Doreen Wiman                        By: /s/ J. Jeffrey Fox
-------------------------                  ----------------------------
Name: Doreen Wiman                      Name: J. Jeffrey Fox
     --------------------                    --------------------------
                                        Title:            CFO
                                               ------------------------



                                        PNC BANK, NATIONAL
                                        ASSOCIATION, AS AGENT



                                        By: ___________________________
                                        Name: _________________________
                                        Title: ________________________

                                   EXHIBIT A

                        REGISTERED PATENTS AND MARKS OF

                     CORDESYS HEALTHCARE MANAGEMENT, INC.


 ____________________________________________________________________________

                              SEE SCHEDULES 5.1.5
                            OF THE CREDIT AGREEMENT

                 COLLATERAL ASSIGNMENT OF AND RATIFICATION OF
               SECURITY INTEREST IN INTELLECTUAL PROPERTY RIGHTS


     THIS COLLATERAL ASSIGNMENT OF AND RATIFICATION OF SECURITY INTEREST IN INTELLECTUAL PROPERTY RIGHTS (this "INSTRUMENT") is entered into this 23rd day of December, 1996 by and between INFUSION THERAPY OF ONTARIO, INC., a California corporation (the "ASSIGNOR"), and PNC BANK, NATIONAL ASSOCIATION, as agent for the Banks (as defined in the hereinafter defined Credit Agreement) (the "AGENT"), with an address at One PNC Plaza, 249 5th Avenue, Pittsburgh, Pennsylvania 15222-2709. All terms capitalized but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement (as hereinafter defined), unless the context otherwise requires.

     WHEREAS, the Assignor, its subsidiaries, the Agent and the Banks have entered into that certain Credit Agreement of even date herewith (as the same may be amended, modified, supplemented or restated from time to time, the "CREDIT AGREEMENT"), pursuant to which the Banks have agreed to extend to the Company, upon the terms and subject to the conditions set forth therein, a revolving credit facility in an aggregate principal amount not to exceed $30,000,000.

     WHEREAS, the Assignor is the owner of all right, title and interest in, to and under the intellectual property rights as set forth on the attached Schedule A.

     WHEREAS, the Agent and the Assignor have entered into a Security Agreement of even date herewith (as such agreement may be amended from time to time hereafter, the "Security Agreement"), pursuant to which the Assignor granted to the Agent a security interest in certain Collateral (as defined in the Security Agreement) of Assignor, including but not limited to Assignor's General Intangibles (as defined in the Security Agreement) which include, but are not limited to, the intellectual property set forth on Schedule A hereto, as security for the payment or performance of Assignor's Secured Obligations (as defined in the Security Agreement), and pursuant to which the Assignor therein agreed to execute and cause to be filed all such further instruments and documents as Agent may request for preserving the security interest.

     WHEREAS, the Agent has requested that the Assignor execute and deliver this Instrument for the purpose of collaterally assigning its interests in, and placing in the public record of the United States Patent and Trademark Office the collateral assignment granted pursuant hereto to the Agent in, certain of the Assignor's Collateral for the benefit of the Banks.

     NOW, THEREFORE, in consideration of the foregoing premises, and intending to be legally bound hereby, Assignor and Agent, on behalf of the Banks, hereby agree as follows:

          1.   Definition of Terms Used Herein. All capitalized terms not
               -------------------------------
otherwise defined herein shall have the meanings set forth in the Credit Agreement.

          2.   Assignment and Security Interest.  As confirmation of the
               --------------------------------
security interest granted by Assignor under the Security Agreement to secure the complete and timely satisfaction of all Secured Obligations, Assignor hereby ratifies the creation and grant of the security interest in, and further, to secure the complete and timely satisfaction of all Secured Obligations, Assignor does hereby hypothecate (subject to paragraph 6 hereof), as collateral security, to the Agent: (i) the United States patent and patent applications owned by Assignor, all reissue, divisional, continuation, or continuation-in-part patent applications and patents related thereto, and all renewals and extensions thereof and reexamination certificates relating thereto; including, without limitation, all proceeds (such as license royalties or proceeds of infringements suits), and all rights to sue for past, present, and future infringements (collectively called the "Patents"); and (ii) all of Assignor's trademark applications, trademarks (whether registered, unregistered or for which an application to register has been filed), service mark applications, service marks (whether registered, unregistered or for which an application to register has been filed) and tradenames, together with the goodwill of the business related thereto; including without limitation all renewals thereof and all proceeds (such as license royalties or proceeds of infringement suits), and all rights to sue for past, present and future infringements (collectively called the "Marks"). All registered Patents and Marks are and shall be listed on Schedule A.

          3.   Right to Inspect.  Assignor hereby confirms the right of the
               ----------------
Agent and its employees and agents to visit Assignor's plants and facilities where products sold or services provided under any of the Marks are manufactured, inspected, stored, or provided, and to inspect and review the products and quality control records relating thereto at reasonable times. Assignor confirms its commitment to do any and all acts required by the Agent to ensure maintenance of quality standards for such products and services. The time and frequency of such inspections shall be consistent with those in Section 7.1 of the Credit Agreement.

          4.   Future Intellectual Property.  If, before the Secured Obligations
               ----------------------------
shall have been satisfied in full, Assignor shall either obtain rights to any invention or become entitled to any rights under or the benefit of any United States or foreign patent application or patent, including any reissue, divisional, continuation, or continuation-in-part patent applications or reexamination certificates related to any of the Patents or to any improvement on any of the Patents, or shall obtain rights in any United States or foreign trademark, service mark or tradename or any registrations or applications for registration thereof, the provisions of paragraph 2 (except for the Schedule which will contain only registered Patents and Marks) shall automatically apply thereto and Assignor shall give to the Agent prompt notice thereof in writing.

          5.   Modification by Agent.  Assignor authorizes the Agent to modify
               ---------------------
this Instrument by amending Schedule A to include all federally registered Patents and Marks which hereafter fall within the scope of paragraph 2 or paragraph 4 hereof.

          6.   Retention of Rights.  Unless and until there shall have occurred
               -------------------
and be continuing an Event of Default, as defined in the Credit Agreement, the Assignor shall retain the legal and equitable title to the Patents and the Marks and shall have the right to use the Patents and the Marks in the ordinary course of its business. Assignor agrees, except as provided in the Credit Agreement, not to sell or assign its interest in, or grant any license under the Patents or Marks without the prior written consent of the Agent; provided, however that nothing herein contained shall prohibit the Assignor from failing to continue the prosecution of, maintain, renew or otherwise abandoning any item included in the Marks or the Patents, if in the Assignor's reasonable judgment, the retention of such items is not material to the proper conduct of Assignor's business.

          7.   Agents Rights and Obligations As Secured Party.  If any Event of
               ----------------------------------------------
Default shall have occurred and be continuing under either the Credit Agreement or the Security Agreement, the Agent shall have all those rights and remedies given it under the Security Agreement and those allowed by law.

          8.   Release of Interest.  At such time as Assignor shall completely
               -------------------
satisfy all of the Secured Obligations, Agent shall execute and deliver to Assignor all deeds, assignments and other instruments as may be necessary or proper to release its interests in and to the Patents and Marks subject to any disposition thereof which may have been made by the Agent pursuant to the Security Agreement or hereto.

          9.   Cumulative Rights; Confirmation of Rights and Obligations Under
               ---------------------------------------------------------------
Security Agreement.  All of the Agent's rights and remedies with respect to the
------------------
Patents and Marks, whether established hereby, the Security Agreement or by law shall be cumulative and may be exercised singularly or concurrently. The Assignor hereby ratifies and confirms all of its obligations contained in the Security Agreement and confirms in the Agent for the benefit of the Banks all of the rights granted to the Agent thereunder by the Assignor.

          10.  Binding Instrument; Assignments.  This Instrument, and the terms,
               -------------------------------
covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Assignor shall not be permitted to assign this Instrument or any interest herein or in the Collateral, or any part thereof, or otherwise pledge, encumber or grant any option with respect to the Collateral, or any part thereof, or any cash or property held by the Agent as Collateral under this Instrument, except as contemplated by the Security Agreement or the Credit Agreement.

          11.  Governing Law.  This Instrument shall be construed in accordance
               -------------
with and governed by the laws of the Commonwealth of Pennsylvania, exclusive of its rules on choice of law.

          12.  Notices.  All communications and notices hereunder shall be in
               -------
writing and given as provided in Section 10.6 of the Credit Agreement in the case of the Assignor or the Agent.

          13.  Severability.  In case any one or more of the provisions
               ------------
contained in this Instrument should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired.

          14.  Section Headings.  Section headings used herein are for
               ----------------
convenience only and are not to affect the construction of, or to be taken into consideration in interpreting, this Instrument.

          15.  Counterparts.  This Instrument may be executed in two or more
               ------------
counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

          WITNESS, the execution hereof as of December 23, 1996.

ATTEST:                                    INFUSION THERAPY OF
                                           ONTARIO, INC.


/s/ Doreen Wiman                               /s/ Dan W. Bramuchi
-------------------------                  By: -----------------------------
       Doreen Wiman                                 Dan W. Bramuchi
Name: -------------------                  Name: ---------------------------
                                                      Secretary
                                           Title: --------------------------



                                           PNC BANK, NATIONAL
                                           ASSOCIATION, AS AGENT



                                           By: ___________________________
                                           Name: _________________________
                                           Title: ________________________

                                   EXHIBIT A

                        REGISTERED PATENTS AND MARKS OF

                       INFUSION THERAPY OF ONTARIO, INC.


 ____________________________________________________________________________

                                     NONE

                 COLLATERAL ASSIGNMENT OF AND RATIFICATION OF
               SECURITY INTEREST IN INTELLECTUAL PROPERTY RIGHTS

     THIS COLLATERAL ASSIGNMENT OF AND RATIFICATION OF SECURITY INTEREST IN INTELLECTUAL PROPERTY RIGHTS (this "INSTRUMENT") is entered into this 23rd day of December, 1996 by and between OPTION CARE HOME HEALTH, INC., an Ohio corporation, (the "ASSIGNOR"), and PNC BANK, NATIONAL ASSOCIATION, as agent for the Banks (as defined in the hereinafter defined Credit Agreement) (the "AGENT"), with an address at One PNC Plaza, 249 5th Avenue, Pittsburgh, Pennsylvania 15222-2709. All terms capitalized but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement (as hereinafter defined), unless the context otherwise requires.

     WHEREAS, the Assignor, its subsidiaries, the Agent and the Banks have entered into that certain Credit Agreement of even date herewith (as the same may be amended, modified, supplemented or restated from time to time, the "CREDIT AGREEMENT"), pursuant to which the Banks have agreed to extend to the Company, upon the terms and subject to the conditions set forth therein, a revolving credit facility in an aggregate principal amount not to exceed $30,000,000.

     WHEREAS, the Assignor is the owner of all right, title and interest in, to and under the intellectual property rights as set forth on the attached Schedule A.

     WHEREAS, the Agent and the Assignor have entered into a Security Agreement of even date herewith (as such agreement may be amended from time to time hereafter, the "Security Agreement"), pursuant to which the Assignor granted to the Agent a security interest in certain Collateral (as defined in the Security Agreement) of Assignor, including but not limited to Assignor's General Intangibles (as defined in the Security Agreement) which include, but are not limited to, the intellectual property set forth on Schedule A hereto, as security for the payment or performance of Assignor's Secured Obligations (as defined in the Security Agreement), and pursuant to which the Assignor therein agreed to execute and cause to be filed all such further instruments and documents as Agent may request for preserving the security interest.

     WHEREAS, the Agent has requested that the Assignor execute and deliver this Instrument for the purpose of collaterally assigning its interests in, and placing in the public record of the United States Patent and Trademark Office the collateral assignment granted pursuant hereto to the Agent in, certain of the Assignor's Collateral for the benefit of the Banks.

     NOW, THEREFORE, in consideration of the foregoing premises, and intending to be legally bound hereby, Assignor and Agent, on behalf of the Banks, hereby agree as follows:

         1.    Definition of Terms Used Herein.  All capitalized terms not
               -------------------------------
otherwise defined herein shall have the meanings set forth in the Credit Agreement.

          2.   Assignment and Security Interest.  As confirmation of the
               --------------------------------
security interest granted by Assignor under the Security Agreement to secure the complete and timely satisfaction of all Secured Obligations, Assignor hereby ratifies the creation and grant of the security interest in, and further, to secure the complete and timely satisfaction of all Secured Obligations, Assignor does hereby hypothecate (subject to paragraph 6 hereof), as collateral security, to the Agent: (i) the United States patent and patent applications owned by Assignor, all reissue, divisional, continuation, or continuation-in-part patent applications and patents related thereto, and all renewals and extensions thereof and reexamination certificates relating thereto; including, without limitation, all proceeds (such as license royalties or proceeds of infringements suits), and all rights to sue for past, present, and future infringements (collectively called the "Patents"); and (ii) all of Assignor's trademark applications, trademarks (whether registered, unregistered or for which an application to register has been filed), service mark applications, service marks (whether registered, unregistered or for which an application to register has been filed) and tradenames, together with the goodwill of the business related thereto; including without limitation all renewals thereof and all proceeds (such as license royalties or proceeds of infringement suits), and all rights to sue for past, present and future infringements (collectively called the "Marks"). All registered Patents and Marks are and shall be listed on Schedule A.

          3.   Right to Inspect.  Assignor hereby confirms the right of the
               ----------------
Agent and its employees and agents to visit Assignor's plants and facilities where products sold or services provided under any of the Marks are manufactured, inspected, stored, or provided, and to inspect and review the products and quality control records relating thereto at reasonable times. Assignor confirms its commitment to do any and all acts required by the Agent to ensure maintenance of quality standards for such products and services. The time and frequency of such inspections shall be consistent with those in Section 7.1 of the Credit Agreement.

          4.   Future Intellectual Property.  If, before the Secured Obligations
               ----------------------------
shall have been satisfied in full, Assignor shall either obtain rights to any invention or become entitled to any rights under or the benefit of any United States or foreign patent application or patent, including any reissue, divisional, continuation, or continuation-in-part patent applications or reexamination certificates related to any of the Patents or to any improvement on any of the Patents, or shall obtain rights in any United States or foreign trademark, service mark or tradename or any registrations or applications for registration thereof, the provisions of paragraph 2 (except for the Schedule which will contain only registered Patents and Marks) shall automatically apply thereto and Assignor shall give to the Agent prompt notice thereof in writing.

          5.   Modification by Agent.  Assignor authorizes the Agent to modify
               ---------------------
this Instrument by amending Schedule A to include all federally registered Patents and Marks which hereafter fall within the scope of paragraph 2 or paragraph 4 hereof.

          6.   Retention of Rights.  Unless and until there shall have occurred
               -------------------
and be continuing an Event of Default, as defined in the Credit Agreement, the Assignor shall retain the legal and equitable title to the Patents and the Marks and shall have the right to use the Patents and the Marks in the ordinary course of its business. Assignor agrees, except as provided in the Credit Agreement, not to sell or assign its interest in, or grant any license under the Patents or Marks without the prior written consent of the Agent; provided, however that nothing herein contained shall prohibit the Assignor from failing to continue the prosecution of, maintain, renew or otherwise abandoning any item included in the Marks or the Patents, if in the Assignor's reasonable judgment, the retention of such items is not material to the proper conduct of Assignor's business.

          7.   Agents Rights and Obligations As Secured Party.  If any Event of
               ----------------------------------------------
Default shall have occurred and be continuing under either the Credit Agreement or the Security Agreement, the Agent shall have all those rights and remedies given it under the Security Agreement and those allowed by law.

          8.   Release of Interest.  At such time as Assignor shall completely
               -------------------
satisfy all of the Secured Obligations, Agent shall execute and deliver to Assignor all deeds, assignments and other instruments as may be necessary or proper to release its interests in and to the Patents and Marks subject to any disposition thereof which may have been made by the Agent pursuant to the Security Agreement or hereto.

          9.   Cumulative Rights; Confirmation of Rights and Obligations Under
               ---------------------------------------------------------------
Security Agreement.  All of the Agent's rights and remedies with respect to the
------------------
Patents and Marks, whether established hereby, the Security Agreement or by law shall be cumulative and may be exercised singularly or concurrently. The Assignor hereby ratifies and confirms all of its obligations contained in the Security Agreement and confirms in the Agent for the benefit of the Banks all of the rights granted to the Agent thereunder by the Assignor.

          10.  Binding Instrument; Assignments.  This Instrument, and the terms,
               -------------------------------
covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Assignor shall not be permitted to assign this Instrument or any interest herein or in the Collateral, or any part thereof, or otherwise pledge, encumber or grant any option with respect to the Collateral, or any part thereof, or any cash or property held by the Agent as Collateral under this Instrument, except as contemplated by the Security Agreement or the Credit Agreement.

          11.  Governing Law.  This Instrument shall be construed in accordance
               -------------
with and governed by the laws of the Commonwealth of Pennsylvania, exclusive of its rules on choice of law.

          12.  Notices.  All communications and notices hereunder shall be in
               -------
writing and given as provided in Section 10.6 of the Credit Agreement in the case of the Assignor or the Agent.

          13.  Severability.  In case any one or more of the provisions
               ------------
contained in this Instrument should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired.

          14.  Section Headings.  Section headings used herein are for
               ----------------
convenience only and are not to affect the construction of, or to be taken into consideration in interpreting, this Instrument.

          15.  Counterparts.  This Instrument may be executed in two or more
               ------------
counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

          WITNESS, the execution hereof as of December 23, 1996.



ATTEST:                                           OPTION CARE HOME HEALTH,
                                                  INC.



/s/ Doreen Wiman                                  By: /s/ J. Jeffrey Fox
------------------------                             -------------------------
Name: Doreen Wiman                                Name: J. Jeffrey Fox
     -------------------                               -----------------------
                                                  Title:   CFO
                                                        ----------------------


                                                  PNC BANK, NATIONAL
                                                  ASSOCIATION, AS AGENT



                                                  By: ________________________
                                                  Name: ______________________
                                                  Title: _____________________

                                   EXHIBIT A

                        REGISTERED PATENTS AND MARKS OF

                           OPTION CARE HOSPICE, INC.


 ____________________________________________________________________________

                                     NONE

                 COLLATERAL ASSIGNMENT OF AND RATIFICATION OF
               SECURITY INTEREST IN INTELLECTUAL PROPERTY RIGHTS


     THIS COLLATERAL ASSIGNMENT OF AND RATIFICATION OF SECURITY INTEREST IN INTELLECTUAL PROPERTY RIGHTS (this "INSTRUMENT") is entered into this 23rd day of December, 1996 by and between OPTION CARE HOME HEALTH, INC., an Ohio corporation, (the "ASSIGNOR"), and PNC BANK, NATIONAL ASSOCIATION, as agent for the Banks (as defined in the hereinafter defined Credit Agreement) (the "AGENT"), with an address at One PNC Plaza, 249 5th Avenue, Pittsburgh, Pennsylvania 15222-2709. All terms capitalized but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement (as hereinafter defined), unless the context otherwise requires.

     WHEREAS, the Assignor, its subsidiaries, the Agent and the Banks have entered into that certain Credit Agreement of even date herewith (as the same may be amended, modified, supplemented or restated from time to time, the "CREDIT AGREEMENT"), pursuant to which the Banks have agreed to extend to the Company, upon the terms and subject to the conditions set forth therein, a revolving credit facility in an aggregate principal amount not to exceed $30,000,000.

     WHEREAS, the Assignor is the owner of all right, title and interest in, to and under the intellectual property rights as set forth on the attached Schedule A.

     WHEREAS, the Agent and the Assignor have entered into a Security Agreement of even date herewith (as such agreement may be amended from time to time hereafter, the "Security Agreement"), pursuant to which the Assignor granted to the Agent a security interest in certain Collateral (as defined in the Security Agreement) of Assignor, including but not limited to Assignor's General Intangibles (as defined in the Security Agreement) which include, but are not limited to, the intellectual property set forth on Schedule A hereto, as security for the payment or performance of Assignor's Secured Obligations (as defined in the Security Agreement), and pursuant to which the Assignor therein agreed to execute and cause to be filed all such further instruments and documents as Agent may request for preserving the security interest.

     WHEREAS, the Agent has requested that the Assignor execute and deliver this Instrument for the purpose of collaterally assigning its interests in, and placing in the public record of the United States Patent and Trademark Office the collateral assignment granted pursuant hereto to the Agent in, certain of the Assignor's Collateral for the benefit of the Banks.

     NOW, THEREFORE, in consideration of the foregoing premises, and intending to be legally bound hereby, Assignor and Agent, on behalf of the Banks, hereby agree as follows:

          1.   Definition of Terms Used Herein.  All capitalized terms not
               -------------------------------
otherwise defined herein shall have the meanings set forth in the Credit Agreement.

          2.   Assignment and Security Interest.  As confirmation of the
               --------------------------------
security interest granted by Assignor under the Security Agreement to secure the complete and timely satisfaction of all Secured Obligations, Assignor hereby ratifies the creation and grant of the security interest in, and further, to secure the complete and timely satisfaction of all Secured Obligations, Assignor does hereby hypothecate (subject to paragraph 6 hereof), as collateral security, to the Agent: (i) the United States patent and patent applications owned by Assignor, all reissue, divisional, continuation, or continuation-in-part patent applications and patents related thereto, and all renewals and extensions thereof and reexamination certificates relating thereto; including, without limitation, all proceeds (such as license royalties or proceeds of infringements suits), and all rights to sue for past, present, and future infringements (collectively called the "Patents"); and (ii) all of Assignor's trademark applications, trademarks (whether registered, unregistered or for which an application to register has been filed), service mark applications, service marks (whether registered, unregistered or for which an application to register has been filed) and tradenames, together with the goodwill of the business related thereto; including without limitation all renewals thereof and all proceeds (such as license royalties or proceeds of infringement suits), and all rights to sue for past, present and future infringements (collectively called the "Marks"). All registered Patents and Marks are and shall be listed on Schedule A.

          3.   Right to Inspect.  Assignor hereby confirms the right of the
               ----------------
Agent and its employees and agents to visit Assignor's plants and facilities where products sold or services provided under any of the Marks are manufactured, inspected, stored, or provided, and to inspect and review the products and quality control records relating thereto at reasonable times. Assignor confirms its commitment to do any and all acts required by the Agent to ensure maintenance of quality standards for such products and services. The time and frequency of such inspections shall be consistent with those in Section
7.1 of the Credit Agreement.

          4.   Future Intellectual Property.  If, before the Secured Obligations
               ----------------------------
shall have been satisfied in full, Assignor shall either obtain rights to any invention or become entitled to any rights under or the benefit of any United States or foreign patent application or patent, including any reissue, divisional, continuation, or continuation-in-part patent applications or reexamination certificates related to any of the Patents or to any improvement on any of the Patents, or shall obtain rights in any United States or foreign trademark, service mark or tradename or any registrations or applications for registration thereof, the provisions of paragraph 2 (except for the Schedule which will contain only registered Patents and Marks) shall automatically apply thereto and Assignor shall give to the Agent prompt notice thereof in writing.

          5.   Modification by Agent.  Assignor authorizes the Agent to modify
               ---------------------
this Instrument by amending Schedule A to include all federally registered Patents and Marks which hereafter fall within the scope of paragraph 2 or paragraph 4 hereof.

          6.   Retention of Rights.  Unless and until there shall have occurred
               -------------------
and be continuing an Event of Default, as defined in the Credit Agreement, the Assignor shall retain the legal and equitable title to the Patents and the Marks and shall have the right to use the Patents and the Marks in the ordinary course of its business. Assignor agrees, except as provided in the Credit Agreement, not to sell or assign its interest in, or grant any license under the Patents or Marks without the prior written consent of the Agent; provided, however that nothing herein contained shall prohibit the Assignor from failing to continue the prosecution of, maintain, renew or otherwise abandoning any item included in the Marks or the Patents, if in the Assignor's reasonable judgment, the retention of such items is not material to the proper conduct of Assignor's business.

          7.   Agents Rights and Obligations As Secured Party.  If any Event of
               ----------------------------------------------
Default shall have occurred and be continuing under either the Credit Agreement or the Security Agreement, the Agent shall have all those rights and remedies given it under the Security Agreement and those allowed by law.

          8.   Release of Interest.  At such time as Assignor shall completely
               -------------------
satisfy all of the Secured Obligations, Agent shall execute and deliver to Assignor all deeds, assignments and other instruments as may be necessary or proper to release its interests in and to the Patents and Marks subject to any disposition thereof which may have been made by the Agent pursuant to the Security Agreement or hereto.

          9.   Cumulative Rights; Confirmation of Rights and Obligations Under
               ---------------------------------------------------------------
Security Agreement.  All of the Agent's rights and remedies with respect to the
------------------
Patents and Marks, whether established hereby, the Security Agreement or by law shall be cumulative and may be exercised singularly or concurrently. The Assignor hereby ratifies and confirms all of its obligations contained in the Security Agreement and confirms in the Agent for the benefit of the Banks all of the rights granted to the Agent thereunder by the Assignor.

          10.  Binding Instrument; Assignments.  This Instrument, and the terms,
               -------------------------------
covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Assignor shall not be permitted to assign this Instrument or any interest herein or in the Collateral, or any part thereof, or otherwise pledge, encumber or grant any option with respect to the Collateral, or any part thereof, or any cash or property held by the Agent as Collateral under this Instrument, except as contemplated by the Security Agreement or the Credit Agreement.

          11.  Governing Law.  This Instrument shall be construed in accordance
               -------------
with and governed by the laws of the Commonwealth of Pennsylvania, exclusive of its rules on choice of law.

          12.  Notices.  All communications and notices hereunder shall be in
               -------
writing and given as provided in Section 10.6 of the Credit Agreement in the case of the Assignor or the Agent.

          13.  Severability.  In case any one or more of the provisions
               ------------
contained in this Instrument should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired.

          14.  Section Headings.  Section headings used herein are for
               ----------------
convenience only and are not to affect the construction of, or to be taken into consideration in interpreting, this Instrument.

          15.  Counterparts.  This Instrument may be executed in two or more
               ------------
counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

          WITNESS, the execution hereof as of December 23, 1996.

ATTEST:                             OPTION CARE HOME HEALTH,
                                    INC.



/s/ Doreen Wiman                    By: /s/ J. Jeffrey Fox
-------------------------              ----------------------------
Name: Doreen Wiman                  Name: J. Jeffrey Fox
     --------------------                --------------------------
                                    Title:           CFO
                                          -------------------------



                                    PNC BANK, NATIONAL
                                    ASSOCIATION, AS AGENT



                                    By: ___________________________
                                    Name: _________________________
                                    Title: ________________________

                                   EXHIBIT A

                        REGISTERED PATENTS AND MARKS OF

                         OPTION CARE HOME HEALTH, INC.


 ____________________________________________________________________________

                                     NONE

                 COLLATERAL ASSIGNMENT OF AND RATIFICATION OF
               SECURITY INTEREST IN INTELLECTUAL PROPERTY RIGHTS


     THIS COLLATERAL ASSIGNMENT OF AND RATIFICATION OF SECURITY INTEREST IN INTELLECTUAL PROPERTY RIGHTS (this "INSTRUMENT") is entered into this 23rd day of December, 1996 by and between MANAGEMENT BY INFORMATION, INC., a Delaware corporation, (the "ASSIGNOR"), and PNC BANK, NATIONAL ASSOCIATION, as agent for the Banks (as defined in the hereinafter defined Credit Agreement) (the "AGENT"), with an address at One PNC Plaza, 249 5th Avenue, Pittsburgh, Pennsylvania 15222-2709. All terms capitalized but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement (as hereinafter defined), unless the context otherwise requires.

     WHEREAS, the Assignor, its subsidiaries, the Agent and the Banks have entered into that certain Credit Agreement of even date herewith (as the same may be amended, modified, supplemented or restated from time to time, the "CREDIT AGREEMENT"), pursuant to which the Banks have agreed to extend to the Company, upon the terms and subject to the conditions set forth therein, a revolving credit facility in an aggregate principal amount not to exceed $30,000,000.

     WHEREAS, the Assignor is the owner of all right, title and interest in, to and under the intellectual property rights as set forth on the attached Schedule A.

     WHEREAS, the Agent and the Assignor have entered into a Security Agreement of even date herewith (as such agreement may be amended from time to time hereafter, the "Security Agreement"), pursuant to which the Assignor granted to the Agent a security interest in certain Collateral (as defined in the Security Agreement) of Assignor, including but not limited to Assignor's General Intangibles (as defined in the Security Agreement) which include, but are not limited to, the intellectual property set forth on Schedule A hereto, as security for the payment or performance of Assignor's Secured Obligations (as defined in the Security Agreement), and pursuant to which the Assignor therein agreed to execute and cause to be filed all such further instruments and documents as Agent may request for preserving the security interest.

     WHEREAS, the Agent has requested that the Assignor execute and deliver this Instrument for the purpose of collaterally assigning its interests in, and placing in the public record of the United States Patent and Trademark Office the collateral assignment granted pursuant hereto to the Agent in, certain of the Assignor's Collateral for the benefit of the Banks.

     NOW, THEREFORE, in consideration of the foregoing premises, and intending to be legally bound hereby, Assignor and Agent, on behalf of the Banks, hereby agree as follows:

          1. Definition of Terms Used Herein. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

          2.   Assignment and Security Interest.  As confirmation of the
               --------------------------------
security interest granted by Assignor under the Security Agreement to secure the complete and timely satisfaction of all Secured Obligations, Assignor hereby ratifies the creation and grant of the security interest in, and further, to secure the complete and timely satisfaction of all Secured Obligations, Assignor does hereby hypothecate (subject to paragraph 6 hereof), as collateral security, to the Agent: (i) the United States patent and patent applications owned by Assignor, all reissue, divisional, continuation, or continuation-in-part patent applications and patents related thereto, and all renewals and extensions thereof and reexamination certificates relating thereto; including, without limitation, all proceeds (such as license royalties or proceeds of infringements suits), and all rights to sue for past, present, and future infringements (collectively called the "Patents"); and (ii) all of Assignor's trademark applications, trademarks (whether registered, unregistered or for which an application to register has been filed), service mark applications, service marks (whether registered, unregistered or for which an application to register has been filed) and tradenames, together with the goodwill of the business related thereto; including without limitation all renewals thereof and all proceeds (such as license royalties or proceeds of infringement suits), and all rights to sue for past, present and future infringements (collectively called the "Marks"). All registered Patents and Marks are and shall be listed on Schedule A.

          3.   Right to Inspect.  Assignor hereby confirms the right of the
               ----------------
Agent and its employees and agents to visit Assignor's plants and facilities where products sold or services provided under any of the Marks are manufactured, inspected, stored, or provided, and to inspect and review the products and quality control records relating thereto at reasonable times. Assignor confirms its commitment to do any and all acts required by the Agent to ensure maintenance of quality standards for such products and services. The time and frequency of such inspections shall be consistent with those in Section 7.1 of the Credit Agreement.

          4.   Future Intellectual Property.  If, before the Secured Obligations
               ----------------------------
shall have been satisfied in full, Assignor shall either obtain rights to any invention or become entitled to any rights under or the benefit of any United States or foreign patent application or patent, including any reissue, divisional, continuation, or continuation-in-part patent applications or reexamination certificates related to any of the Patents or to any improvement on any of the Patents, or shall obtain rights in any United States or foreign trademark, service mark or tradename or any registrations or applications for registration thereof, the provisions of paragraph 2 (except for the Schedule which will contain only registered Patents and Marks) shall automatically apply thereto and Assignor shall give to the Agent prompt notice thereof in writing.

          5.   Modification by Agent.  Assignor authorizes the Agent to modify
               ---------------------
this Instrument by amending Schedule A to include all federally registered Patents and Marks which hereafter fall within the scope of paragraph 2 or paragraph 4 hereof.

          6.   Retention of Rights.  Unless and until there shall have occurred
               -------------------
and be continuing an Event of Default, as defined in the Credit Agreement, the Assignor shall retain the legal and equitable title to the Patents and the Marks and shall have the right to use the Patents and the Marks in the ordinary course of its business. Assignor agrees, except as provided in the Credit Agreement, not to sell or assign its interest in, or grant any license under the Patents or Marks without the prior written consent of the Agent; provided, however that nothing herein contained shall prohibit the Assignor from failing to continue the prosecution of, maintain, renew or otherwise abandoning any item included in the Marks or the Patents, if in the Assignor's reasonable judgment, the retention of such items is not material to the proper conduct of Assignor's business.

          7.   Agents Rights and Obligations As Secured Party.  If any Event of
               ----------------------------------------------
Default shall have occurred and be continuing under either the Credit Agreement or the Security Agreement, the Agent shall have all those rights and remedies given it under the Security Agreement and those allowed by law.

          8.   Release of Interest.  At such time as Assignor shall completely
               -------------------
satisfy all of the Secured Obligations, Agent shall execute and deliver to Assignor all deeds, assignments and other instruments as may be necessary or proper to release its interests in and to the Patents and Marks subject to any disposition thereof which may have been made by the Agent pursuant to the Security Agreement or hereto.

          9.   Cumulative Rights; Confirmation of Rights and Obligations Under
               ---------------------------------------------------------------
Security Agreement.  All of the Agent's rights and remedies with respect to the
------------------
Patents and Marks, whether established hereby, the Security Agreement or by law shall be cumulative and may be exercised singularly or concurrently. The Assignor hereby ratifies and confirms all of its obligations contained in the Security Agreement and confirms in the Agent for the benefit of the Banks all of the rights granted to the Agent thereunder by the Assignor.

          10.  Binding Instrument; Assignments.  This Instrument, and the terms,
               -------------------------------
covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Assignor shall not be permitted to assign this Instrument or any interest herein or in the Collateral, or any part thereof, or otherwise pledge, encumber or grant any option with respect to the Collateral, or any part thereof, or any cash or property held by the Agent as Collateral under this Instrument, except as contemplated by the Security Agreement or the Credit Agreement.

          11.  Governing Law.  This Instrument shall be construed in accordance
               -------------
with and governed by the laws of the Commonwealth of Pennsylvania, exclusive of its rules on choice of law.

          12.  Notices.  All communications and notices hereunder shall be in
               -------
writing and given as provided in Section 10.6 of the Credit Agreement in the case of the Assignor or the Agent.

          13.  Severability.  In case any one or more of the provisions
               ------------
contained in this Instrument should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired.

          14.  Section Headings.  Section headings used herein are for
               ----------------
convenience only and are not to affect the construction of, or to be taken into consideration in interpreting, this Instrument.

          15.  Counterparts.  This Instrument may be executed in two or more
               ------------
counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

          WITNESS, the execution hereof as of December 23, 1996.

ATTEST:                                   MANAGEMENT BY INFORMATION,
                                          INC.



/s/ Doreen Wiman                          By:/s/ J. Jeffrey Fox
--------------------------                   -------------------------------
                                                    J. Jeffrey Fox
                                          Name : ---------------------------
Name: Doreen Wiman
--------------------------                Title:             CFO
                                                 ---------------------------

                                          PNC BANK, NATIONAL
                                          ASSOCIATION, AS AGENT



                                          By: ______________________________
                                          Name: ____________________________
                                          Title: ___________________________

                                   EXHIBIT A

                        REGISTERED PATENTS AND MARKS OF

                        MANAGEMENT BY INFORMATION, INC.


 ____________________________________________________________________________

                              SEE SCHEDULES 5.1.5
                            OF THE CREDIT AGREEMENT

                 COLLATERAL ASSIGNMENT OF AND RATIFICATION OF
               SECURITY INTEREST IN INTELLECTUAL PROPERTY RIGHTS


     THIS COLLATERAL ASSIGNMENT OF AND RATIFICATION OF SECURITY INTEREST IN INTELLECTUAL PROPERTY RIGHTS (this "INSTRUMENT") is entered into this 23rd day of December, 1996 by and between OPTION CARE OF OKLAHOMA, INC., a Delaware corporation, (the "ASSIGNOR"), and PNC BANK, NATIONAL ASSOCIATION, as agent for the Banks (as defined in the hereinafter defined Credit Agreement) (the "AGENT"), with an address at One PNC Plaza, 249 5th Avenue, Pittsburgh, Pennsylvania 15222-2709. All terms capitalized but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement (as hereinafter defined), unless the context otherwise requires.

     WHEREAS, the Assignor, its subsidiaries, the Agent and the Banks have entered into that certain Credit Agreement of even date herewith (as the same may be amended, modified, supplemented or restated from time to time, the "CREDIT AGREEMENT"), pursuant to which the Banks have agreed to extend to the Company, upon the terms and subject to the conditions set forth therein, a revolving credit facility in an aggregate principal amount not to exceed $30,000,000.

     WHEREAS, the Assignor is the owner of all right, title and interest in, to and under the intellectual property rights as set forth on the attached Schedule A.

     WHEREAS, the Agent and the Assignor have entered into a Security Agreement of even date herewith (as such agreement may be amended from time to time hereafter, the "Security Agreement"), pursuant to which the Assignor granted to the Agent a security interest in certain Collateral (as defined in the Security Agreement) of Assignor, including but not limited to Assignor's General Intangibles (as defined in the Security Agreement) which include, but are not limited to, the intellectual property set forth on Schedule A hereto, as security for the payment or performance of Assignor's Secured Obligations (as defined in the Security Agreement), and pursuant to which the Assignor therein agreed to execute and cause to be filed all such further instruments and documents as Agent may request for preserving the security interest.

     WHEREAS, the Agent has requested that the Assignor execute and deliver this Instrument for the purpose of collaterally assigning its interests in, and placing in the public record of the United States Patent and Trademark Office the collateral assignment granted pursuant hereto to the Agent in, certain of the Assignor's Collateral for the benefit of the Banks.

     NOW, THEREFORE, in consideration of the foregoing premises, and intending to be legally bound hereby, Assignor and Agent, on behalf of the Banks, hereby agree as follows:

          1.   Definition of Terms Used Herein.  All capitalized terms not
               -------------------------------
otherwise defined herein shall have the meanings set forth in the Credit Agreement.

          2.   Assignment and Security Interest.  As confirmation of the
               --------------------------------
security interest granted by Assignor under the Security Agreement to secure the complete and timely satisfaction of all Secured Obligations, Assignor hereby ratifies the creation and grant of the security interest in, and further, to secure the complete and timely satisfaction of all Secured Obligations, Assignor does hereby hypothecate (subject to paragraph 6 hereof), as collateral security, to the Agent: (i) the United States patent and patent applications owned by Assignor, all reissue, divisional, continuation, or continuation-in-part patent applications and patents related thereto, and all renewals and extensions thereof and reexamination certificates relating thereto; including, without limitation, all proceeds (such as license royalties or proceeds of infringements suits), and all rights to sue for past, present, and future infringements (collectively called the "Patents"); and (ii) all of Assignor's trademark applications, trademarks (whether registered, unregistered or for which an application to register has been filed), service mark applications, service marks (whether registered, unregistered or for which an application to register has been filed) and tradenames, together with the goodwill of the business related thereto; including without limitation all renewals thereof and all proceeds (such as license royalties or proceeds of infringement suits), and all rights to sue for past, present and future infringements (collectively called the "Marks"). All registered Patents and Marks are and shall be listed on Schedule A.

          3.   Right to Inspect.  Assignor hereby confirms the right of the
               ----------------
Agent and its employees and agents to visit Assignor's plants and facilities where products sold or services provided under any of the Marks are manufactured, inspected, stored, or provided, and to inspect and review the products and quality control records relating thereto at reasonable times. Assignor confirms its commitment to do any and all acts required by the Agent to ensure maintenance of quality standards for such products and services. The time and frequency of such inspections shall be consistent with those in Section
7.1 of the Credit Agreement.

          4.   Future Intellectual Property.  If, before the Secured Obligations
               ----------------------------
shall have been satisfied in full, Assignor shall either obtain rights to any invention or become entitled to any rights under or the benefit of any United States or foreign patent application or patent, including any reissue, divisional, continuation, or continuation-in-part patent applications or reexamination certificates related to any of the Patents or to any improvement on any of the Patents, or shall obtain rights in any United States or foreign trademark, service mark or tradename or any registrations or applications for registration thereof, the provisions of paragraph 2 (except for the Schedule which will contain only registered Patents and Marks) shall automatically apply thereto and Assignor shall give to the Agent prompt notice thereof in writing.

          5.   Modification by Agent.  Assignor authorizes the Agent to modify
               ---------------------
this Instrument by amending Schedule A to include all federally registered Patents and Marks which hereafter fall within the scope of paragraph 2 or paragraph 4 hereof.

          6.   Retention of Rights.  Unless and until there shall have occurred
               -------------------
and be continuing an Event of Default, as defined in the Credit Agreement, the Assignor shall retain the legal and equitable title to the Patents and the Marks and shall have the right to use the Patents and the Marks in the ordinary course of its business. Assignor agrees, except as provided in the Credit Agreement, not to sell or assign its interest in, or grant any license under the Patents or Marks without the prior written consent of the Agent; provided, however that nothing herein contained shall prohibit the Assignor from failing to continue the prosecution of, maintain, renew or otherwise abandoning any item included in the Marks or the Patents, if in the Assignor's reasonable judgment, the retention of such items is not material to the proper conduct of Assignor's business.

          7.   Agents Rights and Obligations As Secured Party.  If any Event of
               ----------------------------------------------
Default shall have occurred and be continuing under either the Credit Agreement or the Security Agreement, the Agent shall have all those rights and remedies given it under the Security Agreement and those allowed by law.

          8.   Release of Interest.  At such time as Assignor shall completely
               -------------------
satisfy all of the Secured Obligations, Agent shall execute and deliver to Assignor all deeds, assignments and other instruments as may be necessary or proper to release its interests in and to the Patents and Marks subject to any disposition thereof which may have been made by the Agent pursuant to the Security Agreement or hereto.

          9.   Cumulative Rights; Confirmation of Rights and Obligations Under
               ---------------------------------------------------------------
Security Agreement.  All of the Agent's rights and remedies with respect to the
------------------
Patents and Marks, whether established hereby, the Security Agreement or by law shall be cumulative and may be exercised singularly or concurrently. The Assignor hereby ratifies and confirms all of its obligations contained in the Security Agreement and confirms in the Agent for the benefit of the Banks all of the rights granted to the Agent thereunder by the Assignor.

          10.  Binding Instrument; Assignments.  This Instrument, and the terms,
               -------------------------------
covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Assignor shall not be permitted to assign this Instrument or any interest herein or in the Collateral, or any part thereof, or otherwise pledge, encumber or grant any option with respect to the Collateral, or any part thereof, or any cash or property held by the Agent as Collateral under this Instrument, except as contemplated by the Security Agreement or the Credit Agreement.

          11.  Governing Law.  This Instrument shall be construed in accordance
               -------------
with and governed by the laws of the Commonwealth of Pennsylvania, exclusive of its rules on choice of law.

          12.  Notices.  All communications and notices hereunder shall be in
               -------
writing and given as provided in Section 10.6 of the Credit Agreement in the case of the Assignor or the Agent.

          13.  Severability.  In case any one or more of the provisions
               ------------
contained in this Instrument should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired.

          14.  Section Headings.  Section headings used herein are for
               ----------------
convenience only and are not to affect the construction of, or to be taken into consideration in interpreting, this Instrument.

          15.  Counterparts.  This Instrument may be executed in two or more
               ------------
counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

          WITNESS, the execution hereof as of December 23, 1996.

ATTEST:                             OPTION CARE OF OKLAHOMA,
                                    INC.



/s/ Doreen Wiman                    By: /s/ Dan W. Bramuchi
-------------------------               ---------------------------
Name: Doreen Wiman                  Name: Dan W. Bramuchi
     --------------------                --------------------------
                                    Title:  President
                                          -------------------------



                                    PNC BANK, NATIONAL
                                    ASSOCIATION, AS AGENT



                                    By: ___________________________
                                    Name: _________________________
                                    Title: ________________________

                                   EXHIBIT A

                        REGISTERED PATENTS AND MARKS OF

                         OPTION CARE OF OKLAHOMA, INC.


 ____________________________________________________________________________

                                     NONE